UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

March 31, 2009

Columbia Asset Allocation Fund II

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	35

Fund Governance	36

Board Consideration and Re-Approval of Investment Advisory Agreement	40

Summary of Management Fee Evaluation by Independent Fee Consultant	43

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Asset Allocation Fund II

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned negative 27.03% without sales charge.

■  In a period of contracting economic growth and sharply falling stock prices, the fund's equity benchmark, the Russell 1000 Index,1 returned negative 38.27% while its fixed income benchmark, the Barclays Capital U.S. Aggregate Bond Index,2 returned 3.13%. The average return for funds in its peer group, the Lipper Mixed-Asset Target Allocation Growth Classification,3 was negative 29.69%.

■  Reduced exposure to stocks and increased exposure to bonds helped the fund stem some losses.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the fund since 2009 and has been with the advisor or its predecessors as an investment professional since 2002.

Colin Moore has co-managed the fund since 2009 and has been with the advisor or its predecessors as an investment professional since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors as an investment professional since 2006.

Marie M. Schofield has co-managed the fund since 2009 and has been associated with the advisor or its predecessors as an investment professional since 1990.

1The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

2The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–27.03%

Class A shares (without sales charge)

–38.27%

Russell 1000 Index

+3.13%

Barclays Capital U.S. Aggregate Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth.) Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Asset Allocation Fund II

Summary

For the 12-month period that ended March 31, 2009

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Developed stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

Barclays Municipal Index

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP would contract at a rate well below the fourth quarter's negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us. Consumer confidence is surveyed monthly by The Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and stimulate economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 2.25% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed's efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.1 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.2 Stock markets

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Economic Update (continued) – Columbia Asset Allocation Fund II outside the U.S. suffered even greater losses. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index4 returned negative 47.07% (in U.S. dollars).

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index)5 returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index6 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index)7 returned 2.27% for the 12-month period.

Past performance is no guarantee of future results.

3The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

4The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

5The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

7The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.30
Class B	2.05
Class C	2.05
Class Z	1.05

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	9,029	8,509
Class B	8,362	8,362
Class C	8,357	8,357
Class Z	9,344	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	01/18/94		07/15/98		11/11/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	–27.03	–31.23	–27.55	–31.11	–27.58	–28.29	–26.86
5-year	–2.82	–3.96	–3.54	–3.91	–3.54	–3.54	–2.60
10-year	–1.02	–1.60	–1.77	–1.77	–1.78	–1.78	–0.68

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at net asset value, which reflect distribution and service (Rule 12b-1) fees of 0.25%. These distribution and service (Rule 12b-1) fees are not applicable to Class Z shares. The inception date for Class A shares is January 18, 1994.

4

Understanding Your Expenses – Columbia Asset Allocation Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	809.02	1,018.45	5.86	6.54	1.30
Class B	1,000.00	1,000.00	805.88	1,014.71	9.23	10.30	2.05
Class C	1,000.00	1,000.00	805.68	1,014.71	9.23	10.30	2.05
Class Z	1,000.00	1,000.00	809.62	1,019.70	4.74	5.29	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expense, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	15.94
Class B	15.81
Class C	15.79
Class Z	15.90

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.46
Class B	0.31
Class C	0.31
Class Z	0.51

For the 12-month period ended March 31, 2009, the fund's Class A shares returned negative 27.03% without sales charge. The Russell 1000 Index1 returned negative 38.27% and the Barclays Capital U.S. Aggregate Bond Index1 returned 3.13%. The average return of the fund's peer group, the Lipper Mixed Asset Target Allocation Growth Classification,2 was negative 29.69%. The fund continued to stem losses by reducing exposure to stocks, from 63.3% to 59.8%, and raising its fixed income allocation commensurately.

On February 20, 2009, Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield were named co-portfolio managers of the fund.

A challenging period for equities

A steady flow of negative news, a gloomy economic outlook, revelation of financial Ponzi schemes and uncertainty around the US government's proposed bailout of the financial system proved overwhelming for the equity markets. All equity sectors declined for the period. Health care and consumer staples held up better than other sectors, losing 21% and 27% respectively. In this environment, the equity portion of the fund benefited on several fronts. The fund had no exposure to Bank of America—the parent company of Columbia Management Advisor, LLC, the fund's investment advisor, and it had only a small position in Citigroup, which are included in the Russell 1000 Index. Both stocks lost significant ground during the period and these underweights aided performance. Within consumer staples, agricultural and alternative energy producer Bunge held up somewhat better than the market as a whole. In addition, the fund had more exposure than the index to Verizon Communications which had only half of the loss for the overall sector. It was also overweight in Qwest Communications International, which gained significantly for the period and helped offset some losses.

Investments in materials, technology and industrials detracted from the fund's equity performance. In the materials sector, the fund had more exposure than the index to Freeport-McMoRan Copper & Gold which lost ground as metals prices declined. In the industrials sector, an emphasis on R.R. Donnelley & Sons was costly as excess print capacity and price erosion hurt its share price. In technology, Seagate Technology and MEMC Electronic Materials logged significant losses as demand for PC and solar panels suffered in a weak economic climate. Freeport-McMoRan, Seagate and MEMC were sold before the end of the reporting period.

Quality drove fixed income market performance

Within the fixed income portion of the portfolio, the fund benefited from a decision to lengthen the fund's duration against the benchmark. Duration is a measure of interest rate sensitivity. We seek to lengthen duration when we expect interest rates to fall. If

1The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund II we are right, as we were during this period, it can have a positive impact on performance, which it did. Exposure to telecommunications, consumer non-cyclical and health care sectors also enhanced performance as these sectors outperformed the balance of the corporate bond market. We also did well to reduce exposure to corporate bonds at the beginning of the period, as corporates underperformed Treasuries. We also reduced exposure to the financials sector, which aided performance because financials were the worst performing sector within the corporate market. In general, exposure to higher quality securities benefited performance because lower quality securities underperformed. Agency pass-throughs and collateralized mortgage obligations also enhanced performance.

An underweight relative to the benchmark in Treasury securities was the biggest detractor from fixed income performance. Concerned investors gravitated to quality and all other major sectors underperformed. As a result, the fund's position in AAA-rated3 commercial mortgage backed securities, a small position in asset backed securities and corporate securities all detracted from performance. Within the corporate market, exposure to energy, brokerage, insurance and REITs had a negative impact on performance as these sectors underperformed.

Looking ahead

Despite the disappointing performance of the past year, we remain focused on the future potential of the portfolio. The equity portion of the portfolio remains sector neutral and fully invested, as we continue to select stocks on the basis of value and quality. Within the fixed income portion of the fund, we continue to maintain a highly diversified portfiolio. The fund is currently neutral in its duration positioning relative to its fixed income benchmark. We continue to favor high quality corporate bonds, with an emphasis on banking, electric utilities and energy. We continue to hold a relatively small position in Treasury Inflation Protected Securities (TIPS) and maintain exposure to the securitized sectors of the fixed income markets that we believe have been overly discounted relative to the quality of the underlying collateral.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Top 10 equity holdings

as of 03/31/09 (%)

Exxon Mobil	2.5
Microsoft	1.4
Procter & Gamble	1.3
Chevron	1.3
Pfizer	1.1
Johnson & Johnson	1.1
International Business Machines	1.0
Wal-Mart Stores	1.0
AT&T	0.9
McDonald's	0.9

Top 5 equity sectors

as of 03/31/09 (%)

Information Technology	10.9
Health Care	8.9
Energy	7.4
Consumer Staples	7.0
Financials	6.8

Portfolio structure

as of 03/31/09 (%)

Common Stocks	59.8
Mortgage-Backed Securities	16.0
Corporate Fixed-Income Bonds & Notes	7.9
Collateralized Mortgage Obligations	5.2
Government & Agency Obligations	4.5
Commercial Mortgage-Backed Securities	4.0
Asset-Backed Securities	1.4
Short-Term Obligation	4.5
Other Assets & Liabilities, Net	(3.3)

Holdings discussed in this report

as of 3/31/09 (%)

Citigroup	0.1
Bunge	0.4
Verizon Communications	0.7
Qwest Communications International	0.3
R.R. Donnelley & Sons	0.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Asset Allocation Fund II

March 31, 2009

Common Stocks – 59.8%
	Shares	Value ($)
Consumer Discretionary – 5.6%
Diversified Consumer Services – 0.5%
Apollo Group, Inc., Class A (a)	2,900	227,157
H&R Block, Inc.	8,400	152,796
Hillenbrand, Inc.	1,100	17,611
Diversified Consumer Services Total		397,564
Hotels, Restaurants & Leisure – 1.4%
Brinker International, Inc.	8,700	131,370
Darden Restaurants, Inc.	7,400	253,524
McDonald's Corp.	13,200	720,324
Yum! Brands, Inc.	600	16,488
Hotels, Restaurants & Leisure Total		1,121,706
Household Durables – 0.0%
Whirlpool Corp.	500	14,795
Household Durables Total		14,795
Leisure Equipment & Products – 0.2%
Hasbro, Inc.	5,900	147,913
Leisure Equipment & Products Total		147,913
Media – 1.5%
Comcast Corp., Class A	9,100	124,124
DIRECTV Group, Inc. (a)	19,100	435,289
DISH Network Corp., Class A (a)	13,800	153,318
McGraw-Hill Companies, Inc.	4,400	100,628
News Corp., Class A	200	1,324
Time Warner Cable, Inc.	1,615	40,048
Time Warner, Inc.	6,433	124,163
Viacom, Inc., Class B (a)	500	8,690
Walt Disney Co.	11,000	199,760
Media Total		1,187,344
Multiline Retail – 0.3%
Big Lots, Inc. (a)	5,900	122,602
Dollar Tree, Inc. (a)	100	4,455
Macy's, Inc.	2,500	22,250
Target Corp.	2,100	72,219
Multiline Retail Total		221,526
Specialty Retail – 1.6%
Best Buy Co., Inc.	3,000	113,880
GameStop Corp., Class A (a)	800	22,416
Gap, Inc.	16,500	214,335
Home Depot, Inc.	13,700	322,772
Lowe's Companies, Inc.	10,600	193,450
Ross Stores, Inc.	400	14,352
Sherwin-Williams Co.	3,600	187,092
TJX Companies, Inc.	6,900	176,916
Specialty Retail Total		1,245,213

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc. (a)	1,900	31,730
NIKE, Inc., Class B	1,800	84,402
Textiles, Apparel & Luxury Goods Total		116,132
Consumer Discretionary Total		4,452,193
Consumer Staples – 7.0%
Beverages – 1.2%
Coca-Cola Co.	11,400	501,030
Hansen Natural Corp. (a)	300	10,800
Pepsi Bottling Group, Inc.	4,400	97,416
PepsiCo, Inc.	6,400	329,472
Beverages Total		938,718
Food & Staples Retailing – 1.6%
CVS Caremark Corp.	1,000	27,490
Kroger Co.	11,200	237,664
Safeway, Inc.	1,000	20,190
Sysco Corp.	3,600	82,080
Wal-Mart Stores, Inc.	15,100	786,710
Walgreen Co.	2,800	72,688
Food & Staples Retailing Total		1,226,822
Food Products – 1.0%
Archer-Daniels-Midland Co.	5,600	155,568
Bunge Ltd.	5,400	305,910
Dean Foods Co. (a)	2,900	52,432
General Mills, Inc.	1,100	54,868
H.J. Heinz Co.	1,600	52,896
Kellogg Co.	2,500	91,575
Kraft Foods, Inc., Class A	2,900	64,641
Food Products Total		777,890
Household Products – 1.6%
Colgate-Palmolive Co.	1,600	94,368
Kimberly-Clark Corp.	4,600	212,106
Procter & Gamble Co.	21,200	998,308
Household Products Total		1,304,782
Personal Products – 0.1%
Avon Products, Inc.	1,100	21,153
Estee Lauder Companies, Inc., Class A	100	2,465
Herbalife Ltd.	6,200	92,876
Personal Products Total		116,494
Tobacco – 1.5%
Altria Group, Inc.	31,000	496,620
Philip Morris International, Inc.	12,900	458,982
Reynolds American, Inc.	6,400	229,376
Tobacco Total		1,184,978
Consumer Staples Total		5,549,684

See Accompanying Notes to Financial Statements.

8

Columbia Asset Allocation Fund II

March 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Energy – 7.4%
Energy Equipment & Services – 0.2%
BJ Services Co.	500	4,975
ENSCO International, Inc.	3,600	95,040
Exterran Holdings, Inc. (a)	400	6,408
Key Energy Services, Inc. (a)	7,600	21,888
Energy Equipment & Services Total		128,311
Oil, Gas & Consumable Fuels – 7.2%
Anadarko Petroleum Corp.	400	15,556
Apache Corp.	7,500	480,675
Chevron Corp.	14,700	988,428
ConocoPhillips	9,300	364,188
Devon Energy Corp.	1,700	75,973
El Paso Corp.	1,700	10,625
Encore Acquisition Co. (a)	2,100	48,867
EOG Resources, Inc.	7,100	388,796
Exxon Mobil Corp.	29,300	1,995,330
Hess Corp.	1,400	75,880
Marathon Oil Corp.	4,300	113,047
Massey Energy Co.	1,000	10,120
Murphy Oil Corp.	1,200	53,724
Newfield Exploration Co. (a)	1,000	22,700
Occidental Petroleum Corp.	8,200	456,330
Southwestern Energy Co. (a)	400	11,876
Sunoco, Inc.	13,200	349,536
Tesoro Corp.	12,500	168,375
Valero Energy Corp.	3,200	57,280
Walter Industries, Inc.	600	13,722
XTO Energy, Inc.	600	18,372
Oil, Gas & Consumable Fuels Total		5,719,400
Energy Total		5,847,711
Financials – 6.8%
Capital Markets – 1.7%
Bank of New York Mellon Corp.	5,800	163,850
BlackRock, Inc., Class A	600	78,024
Charles Schwab Corp.	12,200	189,100
Franklin Resources, Inc.	900	48,483
Goldman Sachs Group, Inc.	3,800	402,876
Morgan Stanley	11,000	250,470
Northern Trust Corp.	2,200	131,604
Raymond James Financial, Inc.	100	1,970
State Street Corp.	500	15,390
T. Rowe Price Group, Inc.	2,200	63,492
TD Ameritrade Holding Corp. (a)	1,000	13,810
Capital Markets Total		1,359,069

	Shares	Value ($)
Commercial Banks – 1.0%
BB&T Corp.	11,400	192,888
PNC Financial Services Group, Inc.	4,700	137,663
SunTrust Banks, Inc.	4,800	56,352
Wells Fargo & Co.	28,300	402,992
Commercial Banks Total		789,895
Consumer Finance – 0.2%
American Express Co.	7,600	103,588
Capital One Financial Corp.	1,700	20,808
SLM Corp. (a)	5,400	26,730
Consumer Finance Total		151,126
Diversified Financial Services – 0.9%
Citigroup, Inc.	20,900	52,877
JPMorgan Chase & Co.	21,900	582,102
Moody's Corp.	1,200	27,504
Diversified Financial Services Total		662,483
Insurance – 2.0%
AFLAC, Inc.	22,300	431,728
Allstate Corp.	3,300	63,195
American Financial Group, Inc.	500	8,025
Assurant, Inc.	700	15,246
Axis Capital Holdings Ltd.	4,100	92,414
Genworth Financial, Inc., Class A	52,200	99,180
Hartford Financial Services Group, Inc.	16,500	129,525
Loews Corp.	3,500	77,350
Marsh & McLennan Companies, Inc.	1,900	38,475
MetLife, Inc.	5,100	116,127
Progressive Corp. (a)	4,100	55,104
Prudential Financial, Inc.	7,700	146,454
Travelers Companies, Inc.	6,400	260,096
Unum Group	5,000	62,500
Insurance Total		1,595,419
Real Estate Investment Trusts (REITs) – 0.9%
Annaly Capital Management, Inc.	12,400	171,988
Boston Properties, Inc.	500	17,515
Digital Realty Trust, Inc.	800	26,544
Federal Realty Investment Trust	100	4,600
HRPT Properties Trust	7,600	24,244
Kimco Realty Corp.	2,900	22,098
Public Storage	2,600	143,650
Rayonier, Inc.	3,100	93,682
Simon Property Group, Inc.	4,813	166,722
Ventas, Inc.	1,900	42,959
Real Estate Investment Trusts (REITs) Total		714,002

See Accompanying Notes to Financial Statements.

9

Columbia Asset Allocation Fund II

March 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	5,900	68,971
Thrifts & Mortgage Finance Total		68,971
Financials Total		5,340,965
Health Care – 8.9%
Biotechnology – 2.3%
Amgen, Inc. (a)	13,300	658,616
Biogen Idec, Inc. (a)	8,600	450,812
Cephalon, Inc. (a)	5,200	354,120
Gilead Sciences, Inc. (a)	7,400	342,768
Biotechnology Total		1,806,316
Health Care Equipment & Supplies – 1.2%
Baxter International, Inc.	2,300	117,806
Becton Dickinson & Co.	2,000	134,480
Hill-Rom Holdings, Inc.	19,800	195,822
Medtronic, Inc.	5,900	173,873
St. Jude Medical, Inc. (a)	4,900	178,017
Varian Medical Systems, Inc. (a)	600	18,264
Zimmer Holdings, Inc. (a)	2,900	105,850
Health Care Equipment & Supplies Total		924,112
Health Care Providers & Services – 0.9%
McKesson Corp.	11,200	392,448
UnitedHealth Group, Inc.	15,500	324,415
WellPoint, Inc. (a)	1,200	45,564
Health Care Providers & Services Total		762,427
Pharmaceuticals – 4.5%
Abbott Laboratories	4,700	224,190
Bristol-Myers Squibb Co.	8,400	184,128
Eli Lilly & Co.	6,000	200,460
Endo Pharmaceuticals Holdings, Inc. (a)	1,500	26,520
Forest Laboratories, Inc. (a)	10,900	239,364
Johnson & Johnson	16,800	883,680
King Pharmaceuticals, Inc. (a)	6,100	43,127
Merck & Co., Inc.	9,900	264,825
Mylan, Inc. (a)	27,200	364,752
Pfizer, Inc.	65,000	885,300
Schering-Plough Corp.	9,800	230,790
Wyeth	100	4,304
Pharmaceuticals Total		3,551,440
Health Care Total		7,044,295

	Shares	Value ($)
Industrials – 6.0%
Aerospace & Defense – 1.4%
Boeing Co.	7,800	277,524
General Dynamics Corp.	400	16,636
Honeywell International, Inc.	5,400	150,444
Lockheed Martin Corp.	2,400	165,672
Northrop Grumman Corp.	3,400	148,376
Precision Castparts Corp.	100	5,990
Raytheon Co.	3,400	132,396
United Technologies Corp.	4,100	176,218
Aerospace & Defense Total		1,073,256
Air Freight & Logistics – 0.6%
C.H. Robinson Worldwide, Inc.	500	22,805
FedEx Corp.	1,900	84,531
United Parcel Service, Inc., Class B	7,100	349,462
Air Freight & Logistics Total		456,798
Commercial Services & Supplies – 0.5%
Brink's Co.	2,600	68,796
R.R. Donnelley & Sons Co.	23,900	175,187
Steelcase, Inc., Class A	2,500	12,525
Waste Management, Inc.	6,100	156,160
Commercial Services & Supplies Total		412,668
Construction & Engineering – 0.4%
Fluor Corp.	6,100	210,755
Jacobs Engineering Group, Inc. (a)	900	34,794
KBR, Inc.	1,600	22,096
URS Corp. (a)	1,300	52,533
Construction & Engineering Total		320,178
Electrical Equipment – 1.1%
Emerson Electric Co.	9,200	262,936
Rockwell Automation, Inc.	8,700	190,008
Roper Industries, Inc.	700	29,715
Thomas & Betts Corp. (a)	14,600	365,292
Electrical Equipment Total		847,951
Industrial Conglomerates – 0.6%
3M Co.	4,200	208,824
General Electric Co.	29,400	297,234
Industrial Conglomerates Total		506,058
Machinery – 0.2%
Caterpillar, Inc.	1,900	53,124
Cummins, Inc.	2,000	50,900
Dover Corp.	1,000	26,380
Oshkosh Corp.	2,900	19,546
Terex Corp. (a)	100	925
Machinery Total		150,875

See Accompanying Notes to Financial Statements.

10

Columbia Asset Allocation Fund II

March 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Professional Services – 0.4%
Dun & Bradstreet Corp.	800	61,600
Manpower, Inc.	6,200	195,486
Robert Half International, Inc.	900	16,047
Professional Services Total		273,133
Road & Rail – 0.8%
Burlington Northern Santa Fe Corp.	2,800	168,420
CSX Corp.	4,700	121,495
J.B. Hunt Transport Services, Inc.	300	7,233
Norfolk Southern Corp.	1,600	54,000
Ryder System, Inc.	6,300	178,353
Union Pacific Corp.	3,200	131,552
Road & Rail Total		661,053
Industrials Total		4,701,970
Information Technology – 10.9%
Communications Equipment – 1.1%
Cisco Systems, Inc. (a)	38,400	643,968
Harris Corp.	200	5,788
QUALCOMM, Inc.	5,500	214,005
Communications Equipment Total		863,761
Computers & Peripherals – 2.4%
Apple, Inc. (a)	3,700	388,944
Dell, Inc. (a)	1,100	10,428
Hewlett-Packard Co.	19,300	618,758
International Business Machines Corp.	8,400	813,876
Lexmark International, Inc., Class A (a)	500	8,435
Western Digital Corp. (a)	1,300	25,142
Computers & Peripherals Total		1,865,583
Electronic Equipment, Instruments & Components – 0.0%
Agilent Technologies, Inc. (a)	2,000	30,740
Electronic Equipment, Instruments & Components Total		30,740
Internet Software & Services – 1.0%
eBay, Inc. (a)	19,700	247,432
Google, Inc., Class A (a)	900	313,254
IAC/InterActiveCorp (a)	2,600	39,598
Sohu.com, Inc. (a)	4,300	177,633
Internet Software & Services Total		777,917
IT Services – 1.4%
Accenture Ltd., Class A	8,200	225,418
Affiliated Computer Services, Inc., Class A (a)	100	4,789
Alliance Data Systems Corp. (a)	900	33,255

	Shares	Value ($)
Broadridge Financial Solutions, Inc.	11,400	212,154
Computer Sciences Corp. (a)	10,600	390,504
NeuStar, Inc., Class A (a)	6,900	115,575
Paychex, Inc.	400	10,268
Total System Services, Inc.	8,300	114,623
Western Union Co.	1,800	22,626
IT Services Total		1,129,212
Office Electronics – 0.0%
Xerox Corp.	3,700	16,835
Office Electronics Total		16,835
Semiconductors & Semiconductor Equipment – 1.4%
Analog Devices, Inc.	1,000	19,270
Intel Corp.	38,800	583,940
Texas Instruments, Inc.	28,400	468,884
Semiconductors & Semiconductor Equipment Total		1,072,094
Software – 3.6%
Adobe Systems, Inc. (a)	11,000	235,290
Amdocs Ltd. (a)	1,600	29,632
Autodesk, Inc. (a)	1,300	21,853
BMC Software, Inc. (a)	4,400	145,200
CA, Inc.	6,336	111,577
Compuware Corp. (a)	1,200	7,908
FactSet Research Systems, Inc.	2,900	144,971
Intuit, Inc. (a)	3,800	102,600
Microsoft Corp.	60,400	1,109,548
Oracle Corp. (a)	38,400	693,888
Symantec Corp. (a)	17,600	262,944
Software Total		2,865,411
Information Technology Total		8,621,553
Materials – 2.3%
Chemicals – 1.6%
Ashland, Inc.	26,800	276,844
Dow Chemical Co.	13,900	117,177
E.I. Du Pont de Nemours & Co.	11,100	247,863
Eastman Chemical Co.	400	10,720
FMC Corp.	500	21,570
Monsanto Co.	2,700	224,370
Mosaic Co.	5,200	218,296
PPG Industries, Inc.	1,000	36,900
Praxair, Inc.	1,300	87,477
Chemicals Total		1,241,217
Containers & Packaging – 0.2%
Owens-Illinois, Inc. (a)	3,500	50,540
Packaging Corp. of America	1,600	20,832

See Accompanying Notes to Financial Statements.

11

Columbia Asset Allocation Fund II

March 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Pactiv Corp. (a)	800	11,672
Sealed Air Corp.	6,800	93,840
Containers & Packaging Total		176,884
Metals & Mining – 0.5%
Cliffs Natural Resources, Inc.	5,500	99,880
Nucor Corp.	6,300	240,471
United States Steel Corp.	600	12,678
Metals & Mining Total		353,029
Paper & Forest Products – 0.0%
International Paper Co.	500	3,520
Paper & Forest Products Total		3,520
Materials Total		1,774,650
Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	29,700	748,440
Embarq Corp.	900	34,065
Qwest Communications International, Inc.	63,400	216,828
Verizon Communications, Inc.	17,200	519,440
Diversified Telecommunication Services Total		1,518,773
Wireless Telecommunication Services – 0.4%
Sprint Nextel Corp. (a)	88,000	314,160
Wireless Telecommunication Services Total		314,160
Telecommunication Services Total		1,832,933
Utilities – 2.6%
Electric Utilities – 1.0%
American Electric Power Co., Inc.	2,400	60,624
Duke Energy Corp.	4,000	57,280
Edison International	2,000	57,620
Entergy Corp.	2,000	136,180
Exelon Corp.	7,400	335,886
FirstEnergy Corp.	1,800	69,480
FPL Group, Inc.	400	20,292
Pepco Holdings, Inc.	5,600	69,888
Southern Co.	400	12,248
Electric Utilities Total		819,498
Gas Utilities – 0.5%
Energen Corp.	5,800	168,954
ONEOK, Inc.	3,800	85,994
Questar Corp.	3,300	97,119
Gas Utilities Total		352,067

	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.0%
Dynegy, Inc., Class A (a)	400	564
Mirant Corp. (a)	900	10,260
Total Independent Power Producers & Energy Traders		10,824
Multi-Utilities – 1.1%
Consolidated Edison, Inc.	600	23,766
Integrys Energy Group, Inc.	600	15,624
MDU Resources Group, Inc.	3,900	62,946
NiSource, Inc.	14,700	144,060
PG&E Corp.	2,000	76,440
Public Service Enterprise Group, Inc.	16,000	471,520
Sempra Energy	1,200	55,488
Multi-Utilities Total		849,844
Utilities Total		2,032,233
Total Common Stocks (cost of $53,679,276)		47,198,187
Mortgage-Backed Securities – 16.0%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 12/01/35	249,006	257,461
5.000% 06/01/37	873,017	901,384
5.000% 07/01/38	386,167	398,715
5.500% 01/01/21	137,444	143,575
5.500% 07/01/21	109,732	114,558
5.500% 09/01/37	397,470	412,869
6.000% 12/01/37	1,084,408	1,134,953
6.500% 07/01/29	114,929	122,294
6.500% 11/01/32	217,020	230,520
6.500% 11/01/37	908,520	958,881
8.000% 09/01/25	33,365	36,549
Federal National Mortgage Association
5.000% 10/01/20	287,531	299,236
5.199% 08/01/36 (b)	25,974	26,500
5.500% 04/01/36	148,965	154,795
5.500% 11/01/36	325,955	338,712
5.500% 05/01/37	35,918	37,317
5.500% 06/01/37	1,001,845	1,040,845
5.500% 09/01/38	1,560,000	1,620,728
6.000% 04/01/36	161,144	168,605
6.000% 06/01/36	312,948	327,437
6.000% 10/01/36	1,208,319	1,264,263
6.000% 11/01/36	17,985	18,818
6.500% 09/01/34	11,017	11,658
6.500% 01/01/37	5,440	5,737
7.500% 10/01/11	18,300	19,054
8.500% 08/01/11	13,705	14,281
10.000% 09/01/18	42,115	47,333

See Accompanying Notes to Financial Statements.

12

Columbia Asset Allocation Fund II

March 31, 2009

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Government National Mortgage Association
7.500% 12/15/23	19,304	20,757
TBA: 4.500% 04/01/39 (c)	1,235,000	1,263,173
5.000% 04/01/39 (c)	1,215,000	1,259,803
Total Mortgage-Backed Securities (cost of $12,224,942)		12,650,811
Corporate Fixed-Income Bonds & Notes – 7.9%
Basic Materials – 0.2%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	85,000	88,040
Chemicals Total		88,040
Iron/Steel – 0.1%
Nucor Corp.
5.850% 06/01/18	100,000	99,850
Iron/Steel Total		99,850
Basic Materials Total		187,890
Communications – 1.2%
Media – 0.4%
Comcast Cable Holdings LLC
9.875% 06/15/22	51,000	57,445
Comcast Corp.
7.050% 03/15/33	100,000	92,935
News America, Inc.
6.550% 03/15/33	125,000	99,685
Viacom, Inc.
6.125% 10/05/17	60,000	51,053
Media Total		301,118
Telecommunication Services – 0.8%
AT&T, Inc.
5.100% 09/15/14	175,000	175,589
British Telecommunications PLC
5.150% 01/15/13	125,000	116,013
New Cingular Wireless Services, Inc.
8.750% 03/01/31	62,000	67,993
Telefonica Emisiones SAU
5.984% 06/20/11	75,000	77,142
Verizon Wireless Capital LLC
5.550% 02/01/14 (d)	130,000	130,109

	Par ($)	Value ($)
Vodafone Group PLC
5.750% 03/15/16	100,000	100,076
Telecommunication Services Total		666,922
Communications Total		968,040
Consumer Cyclical – 0.3%
Retail – 0.3%
CVS Caremark Corp.
5.750% 06/01/17	100,000	97,516
Wal-Mart Stores, Inc.
5.800% 02/15/18	100,000	109,325
Retail Total		206,841
Consumer Cyclical Total		206,841
Consumer Non-Cyclical – 0.9%
Beverages – 0.3%
Bottling Group LLC
6.950% 03/15/14	125,000	142,129
Diageo Capital PLC
5.750% 10/23/17	100,000	101,940
Beverages Total		244,069
Food – 0.3%
Campbell Soup Co.
4.500% 02/15/19	60,000	59,805
ConAgra Foods, Inc.
6.750% 09/15/11	95,000	100,462
Kraft Foods, Inc.
6.500% 08/11/17	75,000	77,230
Food Total		237,497
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	100,000	86,283
Household Products/Wares Total		86,283
Pharmaceuticals – 0.2%
Wyeth
5.500% 02/01/14	100,000	105,042
Pharmaceuticals Total		105,042
Consumer Non-Cyclical Total		672,891
Energy – 1.1%
Oil & Gas – 0.6%
Canadian Natural Resources Ltd.
5.700% 05/15/17	75,000	66,870
Chevron Corp.
4.950% 03/03/19	125,000	127,748

See Accompanying Notes to Financial Statements.

13

Columbia Asset Allocation Fund II

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Nexen, Inc.
5.875% 03/10/35	150,000	99,243
Talisman Energy, Inc.
6.250% 02/01/38	135,000	95,233
Valero Energy Corp.
6.875% 04/15/12	75,000	75,694
Oil & Gas Total		464,788
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	75,000	77,241
Weatherford International Ltd.
5.150% 03/15/13	100,000	93,042
Oil & Gas Services Total		170,283
Pipelines – 0.3%
Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	140,000	101,473
TransCanada Pipelines Ltd.
6.350% 05/15/67 (b)	185,000	105,450
Pipelines Total		206,923
Energy Total		841,994
Financials – 2.6%
Banks – 1.9%
Bank of New York Mellon Corp.
5.125% 08/27/13	160,000	163,761
Capital One Financial Corp.
5.500% 06/01/15	125,000	101,183
Citigroup, Inc.
5.000% 09/15/14	190,000	125,951
Credit Suisse/New York
6.000% 02/15/18	100,000	87,220
Deutsche Bank AG
4.875% 05/20/13	150,000	147,129
Goldman Sachs Group, Inc.
6.345% 02/15/34	130,000	76,748
JPMorgan Chase & Co.
6.000% 01/15/18	140,000	141,412
Keycorp
6.500% 05/14/13	120,000	117,100
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (e)	200,000	171,612
Morgan Stanley
4.750% 04/01/14	100,000	81,758
SunTrust Preferred Capital I
5.853% 12/15/11 (b)	165,000	41,250
USB Capital IX
6.189% 04/15/49 (b)	285,000	112,575

	Par ($)	Value ($)
Wachovia Corp.
4.875% 02/15/14	150,000	125,949
Banks Total		1,493,648
Diversified Financial Services – 0.2%
AGFC Capital Trust I
6.000% 01/15/67 (b)(d)	210,000	19,030
General Electric Capital Corp.
5.000% 01/08/16	175,000	151,843
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (f)(g)	150,000	19,125
Diversified Financial Services Total		189,998
Insurance – 0.3%
Chubb Corp.
5.750% 05/15/18	50,000	49,371
Principal Life Income Funding Trusts
5.300% 04/24/13	110,000	101,055
UnitedHealth Group, Inc.
5.250% 03/15/11	115,000	115,984
Insurance Total		266,410
Real Estate – 0.0%
ERP Operating LP
5.200% 04/01/13	16,000	14,178
Real Estate Total		14,178
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	58,000	48,129
Simon Property Group LP
5.750% 12/01/15	100,000	77,207
Real Estate Investment Trusts (REITs) Total		125,336
Financials Total		2,089,570
Industrials – 0.5%
Aerospace & Defense – 0.2%
United Technologies Corp.
5.375% 12/15/17	120,000	122,854
Aerospace & Defense Total		122,854
Transportation – 0.3%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	75,000	68,401
Norfolk Southern Corp.
5.750% 04/01/18	100,000	99,377
United Parcel Service, Inc.
4.500% 01/15/13	100,000	105,098
Transportation Total		272,876
Industrials Total		395,730

See Accompanying Notes to Financial Statements.

14

Columbia Asset Allocation Fund II

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	100,000	98,387
Networking Products Total		98,387
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	75,000	74,803
Software Total		74,803
Technology Total		173,190
Utilities – 0.9%
Electric – 0.8%
Commonwealth Edison Co.
5.950% 08/15/16	75,000	71,823
Consolidated Edison Co. of New York, Inc.
5.850% 04/01/18	100,000	99,064
Indiana Michigan Power Co.
5.650% 12/01/15	100,000	89,527
NY State Electric & Gas Corp.
5.750% 05/01/23	18,000	14,203
Pacific Gas & Electric Co.
5.800% 03/01/37	100,000	95,097
Progress Energy, Inc.
7.750% 03/01/31	100,000	100,304
Southern California Edison Co.
5.000% 01/15/14	125,000	131,062
Electric Total		601,080
Gas – 0.1%
Atmos Energy Corp.
6.350% 06/15/17	110,000	98,696
Gas Total		98,696
Utilities Total		699,776
Total Corporate Fixed-Income Bonds & Notes (cost of $7,399,521)		6,235,922
Collateralized Mortgage Obligations – 5.2%
Agency – 0.8%
Federal National Mortgage Association
5.500% 08/25/17	262,272	275,117
6.000% 04/25/17	212,131	225,242
7.000% 01/25/21	19,734	21,419
Vendee Mortgage Trust I.O.: 0.300% 03/15/29 (b)	6,773,110	50,785
0.439% 03/15/28 (b)	4,742,921	81,585
Agency Total		654,148

	Par ($)	Value ($)
Non-Agency – 4.4%
Bear Stearns Adjustable Rate Mortgage Trust
5.528% 02/25/47 (b)	867,532	419,788
Countrywide Alternative Loan Trust
5.250% 03/25/35	697,901	549,815
5.250% 08/25/35	109,895	80,729
5.500% 10/25/35	1,044,861	772,169
Lehman Mortgage Trust
6.500% 01/25/38	465,162	303,809
WaMu Mortgage Pass-Through Certificates
5.695% 02/25/37 (b)	919,495	481,686
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	886,922	652,649
Wells Fargo Alternative Loan Trust
5.500% 02/25/35	248,243	202,961
Non-Agency Total		3,463,606
Total Collateralized Mortgage Obligations (cost of $5,782,950)		4,117,754
Government & Agency Obligations – 4.5%
Foreign Government Obligations – 0.7%
Province of Ontario
5.450% 04/27/16	175,000	191,766
Province of Quebec
4.625% 05/14/18	190,000	188,861
United Mexican States
7.500% 04/08/33	191,000	198,640
Foreign Government Obligations Total		579,267
U.S. Government Agencies – 0.9%
Federal Home Loan Mortgage Corp.
5.500% 08/23/17	585,000	664,540
Federal National Mortgage Association
5.375% 08/15/09 (h)	45,000	45,818
U.S. Government Agencies Total		710,358
U.S. Government Obligations – 2.9%
U.S. Treasury Bonds
5.375% 02/15/31	1,346,000	1,697,011
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11	570,101	595,221
U.S. Government Obligations Total		2,292,232
Total Government & Agency Obligations (cost of $3,298,159)		3,581,857

See Accompanying Notes to Financial Statements.

15

Columbia Asset Allocation Fund II

March 31, 2009

Commercial Mortgage-Backed Securities – 4.0%
	Par ($)	Value ($)
Bear Stearns Commercial Mortgage Securities
5.464% 04/12/38 (b)	400,000	194,575
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	287,000	187,971
5.525% 04/15/43 (b)	828,000	399,570
4.529% 01/12/37	750,000	630,441
5.447% 05/15/45	180,000	141,354
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	1,200,000	1,098,461
Merrill Lynch Mortgage Investors, Inc. I.O., 0.379% 12/15/30 (b)	1,814,968	29,653
Merrill Lynch Mortgage Trust
5.243% 11/12/37 (b)	790,000	397,814
Morgan Stanley Capital I
5.370% 12/15/43	226,000	101,298
Total Commercial Mortgage-Backed Securities (cost of $4,716,957)		3,181,137
Asset-Backed Securities – 1.4%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	290,000	217,605
First Plus Home Loan Trust
7.720% 05/10/24	6,779	6,746
Ford Credit Auto Owner Trust
5.470% 06/15/12	392,000	377,960
Harley-Davidson Motorcycle Trust
5.350% 03/15/13	470,388	462,651
Total Asset-Backed Securities (cost of $1,150,793)		1,064,962
Short-Term Obligation – 4.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due on 04/01/09, at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 09/15/10, market value $3,641,400 (repurchase proceeds $3,566,014)	3,566,000	3,566,000
Total Short-Term Obligation (cost of $3,566,000)		3,566,000
Total Investments – 103.3% (cost of $91,818,598) (i)		81,596,630
Other Assets & Liabilities, Net – (3.3)%		(2,615,654)
Net Assets – 100.0%		78,980,976

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$52,013,395	$15,742
Level 2 – Other Significant Observable Inputs	29,583,235	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$81,596,630	$15,742

*  Other financial instruments consist of futures contracts which are not included in the investment portfolio.

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(c)  Security purchased on a delayed delivery basis.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $149,139, which represents 0.2% of net assets.

(e)  Investments in affiliates during the year ended March 31, 2009:

  Security name: Merrill Lynch & Co., Inc. 6.050% 08/15/12

Par as of 03/31/08:	$200,000
Par purchased:	$–
Par sold:	$–
Par as of 03/31/09:	$200,000
Net realized gain (loss):	$–
Interest income earned:	$11,798
Value at end of period:	$171,612

  As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of this security is $19,125 which represents less than 0.1% of net assets.

(h)  A portion of this security with a market value of $35,636 is pledged as collateral for open futures contracts.

(i)  Cost for federal income tax purposes is $92,344,633.

See Accompanying Notes to Financial Statements.

16

Columbia Asset Allocation Fund II

March 31, 2009

At March 31, 2009, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Note	9	$1,116,703	$1,093,060	June-2009	$23,643

At March 31, 2009, the Fund held the following open short futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Note	8	$1,743,125	$1,735,224	June-2009	$(7,901)

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	59.8
Mortgage-Backed Securities	16.0
Corporate Fixed-Income Bonds & Notes	7.9
Collateralized Mortgage Obligations	5.2
Government & Agency Obligations	4.5
Commercial Mortgage-Backed Securities	4.0
Asset-Backed Securities	1.4
98.8
Short-Term Obligation	4.5
Other Assets & Liabilities, Net	(3.3)
100.0

Acronym	Name
I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia Asset Allocation Fund II
March 31, 2009

		($)
Assets	Unaffiliated investments, at identified cost	91,617,447
	Affiliated investments, at identified cost	201,151
	Total investments, at identified cost	91,818,598
	Unaffiliated investments, at value	81,425,018
	Affiliated investments, at value	171,612
	Total investments, at value	81,596,630
	Cash	1
	Receivable for:
	Fund shares sold	30,844
	Interest	227,511
	Dividends	77,770
	Futures variation margin	813
	Other assets	1,688
	Total Assets	81,935,257
Liabilities	Payable for:
	Investments purchased	98,316
	Investments purchased on a delayed delivery basis	2,508,818
	Fund shares repurchased	136,457
	Investment advisory fee	39,159
	Administration fee	3,441
	Transfer agent fee	18,964
	Pricing and bookkeeping fees	9,354
	Trustees' fees	54,695
	Audit fee	33,111
	Custody fee	4,184
	Distribution and service fees	15,236
	Chief compliance officer expenses	208
	Other liabilities	32,338
	Total Liabilities	2,954,281
	Net Assets	78,980,976
Net Assets Consist of	Paid-in capital	106,479,720
	Undistributed net investment income	61,033
	Accumulated net realized loss	(17,353,551)
	Net unrealized appreciation (depreciation) on:
	Investments	(10,221,968)
	Futures contracts	15,742
	Net Assets	78,980,976
Class A	Net assets	$58,511,213
	Shares outstanding	3,671,561
	Net asset value per share	$15.94	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.94/0.9425)	$16.91	(b)
Class B	Net assets	$2,414,296
	Shares outstanding	152,727
	Net asset value and offering price per share	$15.81	(a)
Class C	Net assets	$514,847
	Shares outstanding	32,601
	Net asset value and offering price per share	$15.79	(a)
Class Z	Net assets	$17,540,620
	Shares outstanding	1,103,192
	Net asset value, offering and redemption price per share	$15.90

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia Asset Allocation Fund II
For the Year Ended March 31, 2009

		($)
Investment Income	Dividends	1,537,776
	Interest	2,207,113
	Interest from affiliates	11,798
	Total Investment Income	3,756,687
Expenses	Investment advisory fee	624,721
	Administration fee	68,070
	Shareholder servicing and distribution fee:
	Class A	193,639
	Distribution fees:
	Class B	35,845
	Class C	4,589
	Service fees:
	Class B	11,950
	Class C	1,530
	Transfer agent fee	178,602
	Pricing and bookkeeping fees	73,930
	Trustees' fees	6,517
	Custody fee	26,662
	Reports to shareholder fee	69,832
	Chief compliance officer expenses	698
	Other expenses	128,497
	Total Expenses	1,425,082
	Fees waived by transfer agent	(86,712)
	Expense reductions	(2,689)
	Net Expenses	1,335,681
	Net Investment Income	2,421,006
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(14,850,261)
	Futures contracts	27,663
	Net realized loss	(14,822,598)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(20,170,725)
	Futures contracts	15,742
	Net change in unrealized appreciation (depreciation)	(20,154,983)
	Net Loss	(34,977,581)
	Net Decrease Resulting from Operations	(32,556,575)

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia Asset Allocation Fund II

		Year Ended March 31,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	2,421,006	2,916,348
	Net realized gain (loss) on investments and futures contracts	(14,822,598)	6,250,787
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(20,154,983)	(15,442,284)
	Net decrease resulting from operations	(32,556,575)	(6,275,149)
Distributions to Shareholders	From net investment income:
	Class A	(1,799,103)	(2,158,384)
	Class B	(68,331)	(140,580)
	Class C	(9,851)	(11,412)
	Class Z	(558,519)	(648,679)
	Total distributions to shareholders	(2,435,804)	(2,959,055)
	Net Capital Stock Transactions	(13,792,725)	(20,403,352)
	Total Decrease in Net Assets	(48,785,104)	(29,637,556)
Net Assets	Beginning of period	127,766,080	157,403,636
	End of period	78,980,976	127,766,080
	Undistributed net investment income at end of period	61,033	75,830

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Asset Allocation Fund II
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	164,420	3,151,717	273,802	6,609,829
Distributions reinvested	89,853	1,667,439	82,971	1,993,455
Redemptions	(817,860)	(15,164,420)	(928,845)	(22,512,345)
Net decrease	(563,587)	(10,345,264)	(572,072)	(13,909,061)
Class B
Subscriptions	9,258	172,963	13,641	324,546
Distributions reinvested	3,245	60,650	5,323	127,517
Redemptions	(190,745)	(3,623,073)	(327,512)	(7,837,610)
Net decrease	(178,242)	(3,389,460)	(308,548)	(7,385,547)
Class C
Subscriptions	12,900	228,443	9,746	235,959
Distributions reinvested	444	7,982	362	8,648
Redemptions	(13,661)	(255,908)	(65,696)	(1,577,945)
Net decrease	(317)	(19,483)	(55,588)	(1,333,338)
Class Z
Subscriptions	38,365	721,957	186,485	4,616,189
Distributions reinvested	26,566	491,545	24,351	583,771
Redemptions	(74,377)	(1,252,020)	(128,483)	(2,975,366)
Net increase (decrease)	(9,446)	(38,518)	82,353	2,224,594

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009	2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$22.39	$24.00		$22.22		$20.84		$20.20
Income from Investment Operations:
Net investment income (b)	0.45	0.48		0.43		0.32		0.31	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	(6.44)	(1.60)		1.78		1.37		0.65	(d)
Total from investment operations	(5.99)	(1.12)		2.21		1.69		0.96
Less Distributions to Shareholders:
From net investment income	(0.46)	(0.49)		(0.43)		(0.31)		(0.32)
Net Asset Value, End of Period	$15.94	$22.39		$24.00		$22.22		$20.84
Total return (e)(f)	(27.03)%	(4.78)%		10.06%		8.17%		4.80	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.29%	1.22%		1.22%		1.13%		1.25%
Interest expense	—	—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses (h)	1.29%	1.22%		1.22%		1.13%		1.25%
Waiver/Reimbursement	0.09%	0.07%		0.07%		0.04%		0.08%
Net investment income (h)	2.31%	1.99%		1.89%		1.49%		1.50%
Portfolio turnover rate	67%	63%		55%		102%		136%
Net assets, end of period (000's)	$58,511	$94,827		$115,393		$119,408		$109,409

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.73%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009	2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$22.20	$23.81		$22.04		$20.67		$20.04
Income from Investment Operations:
Net investment income (b)	0.29	0.30		0.26		0.14		0.15	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	(6.37)	(1.60)		1.77		1.38		0.64	(d)
Total from investment operations	(6.08)	(1.30)		2.03		1.52		0.79
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)		(0.26)		(0.15)		(0.16)
Net Asset Value, End of Period	$15.81	$22.20		$23.81		$22.04		$20.67
Total return (e)(f)	(27.55)%	(5.54)%		9.27%		7.38%		3.97	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.04%	1.97%		1.97%		1.88%		2.00%
Interest expense	—	—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses (h)	2.04%	1.97%		1.97%		1.88%		2.00%
Waiver/Reimbursement	0.09%	0.07%		0.07%		0.04%		0.07%
Net investment income (h)	1.49%	1.25%		1.14%		0.68%		0.75%
Portfolio turnover rate	67%	63%		55%		102%		136%
Net assets, end of period (000's)	$2,414	$7,349		$15,225		$22,247		$43,962

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009	2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$22.18	$23.79		$22.02		$20.65		$20.02
Income from Investment Operations:
Net investment income (b)	0.30	0.32		0.26		0.15		0.15	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	(6.38)	(1.62)		1.77		1.37		0.65	(d)
Total from investment operations	(6.08)	(1.30)		2.03		1.52		0.80
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)		(0.26)		(0.15)		(0.17)
Net Asset Value, End of Period	$15.79	$22.18		$23.79		$22.02		$20.65
Total return (e)(f)	(27.58)%	(5.54)%		9.28%		7.39%		4.02	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.04%	1.97%		1.97%		1.88%		2.00%
Interest expense	—	—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses (h)	2.04%	1.97%		1.97%		1.88%		2.00%
Waiver/Reimbursement	0.09%	0.07%		0.07%		0.04%		0.07%
Net investment income (h)	1.59%	1.32%		1.14%		0.73%		0.75%
Portfolio turnover rate	67%	63%		55%		102%		136%
Net assets, end of period (000's)	$515	$730		$2,105		$2,468		$2,628

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.95%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009	2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$22.34	$23.95		$22.17		$20.81		$20.18
Income from Investment Operations:
Net investment income (b)	0.50	0.54		0.49		0.37		0.36	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	(6.43)	(1.60)		1.78		1.36		0.64	(d)
Total from investment operations	(5.93)	(1.06)		2.27		1.73		1.00
Less Distributions to Shareholders:
From net investment income	(0.51)	(0.55)		(0.49)		(0.37)		(0.37)
Net Asset Value, End of Period	$15.90	$22.34		$23.95		$22.17		$20.81
Total return (e)(f)	(26.86)%	(4.55)%		10.35%		8.35%		5.01	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.04%	0.97%		0.97%		0.88%		1.00%
Interest expense	—	—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net expenses (h)	1.04%	0.97%		0.97%		0.88%		1.00%
Waiver/Reimbursement	0.09%	0.07%		0.07%		0.04%		0.07%
Net investment income (h)	2.58%	2.24%		2.15%		1.72%		1.75%
Portfolio turnover rate	67%	63%		55%		102%		136%
Net assets, end of period (000's)	$17,541	$24,859		$24,680		$25,336		$26,425

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.94%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Notes to Financial Statements – Columbia Asset Allocation Fund II
March 31, 2009

Note 1. Organization

Columbia Asset Allocation Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Fund will no longer accept investment in Class B shares from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such

26

Columbia Asset Allocation Fund II, March 31, 2009

securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically

27

Columbia Asset Allocation Fund II, March 31, 2009

for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax differences were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1	$(4)	$3

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

28

Columbia Asset Allocation Fund II, March 31, 2009

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31,
Distributions paid from:	2009	2008
Ordinary Income*	$2,435,804	$2,959,055

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$84,800	$—	$(10,748,003)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$7,584,134
Unrealized depreciation	(18,332,137)
Net unrealized depreciation	$(10,748,003)

The following capital loss carryforwards, determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$1,767,986
2017	4,810,145
Total	$6,578,131

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $10,233,643 attributed to security transactions were deferred to April 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA") provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.60% of the Fund's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.12% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

29

Columbia Asset Allocation Fund II, March 31, 2009

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually of the Fund's average daily net assets. Effective May 1, 2009, the Transfer Agent has discontinued this arrangement.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses by $2,424.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts of $3,460 on sales of the Fund's Class A shares and received net CDSC fees of $6,156 and $350 on Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a combined distribution and shareholder servicing fee for Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA

30

Columbia Asset Allocation Fund II, March 31, 2009

and the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Expense Limits and Fee Waivers

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses by $265 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $70,326,758 and $84,203,493, respectively, of which $18,594,958 and $25,419,454, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a

31

Columbia Asset Allocation Fund II, March 31, 2009

commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of March 31, 2009, 21.2% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

32

Columbia Asset Allocation Fund II, March 31, 2009

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Asset Allocation Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 22, 2009

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Federal Income Tax Information (Unaudited)

For non-corporate shareholders 56.29% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Find information will be provided in your 2009 Form 1099-DIV.

56.40% of the ordinary income distributed by the Fund, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director—Renaissance Reinsurance Ltd.; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 66; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Asset Allocation Fund II (the "Fund"). The investment advisory agreement with CMA is referred to as an "Advisory Agreement."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss the Fund's performance with its portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The most recent investment adviser registration forms ("Forms ADV") for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

The Board considered the performance results for the Fund over multiple measurement periods. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and

40

considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Fund's Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Fund.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate, as well as on other relationships between the Fund and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through CMA's assumption of certain Fund expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a

41

registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

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Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

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20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

46

across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

47

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Asset Allocation Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

49

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Asset
Allocation Fund II

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/10813-0309 (05/09) 09/79009

Columbia Management®

Annual Report

March 31, 2009

Corporate Bond Funds

■  Columbia Total Return Bond Fund

■  Columbia Short Term Bond Fund

■  Columbia High Income Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Total Return Bond Fund	3

Columbia Short Term Bond Fund	8

Columbia High Income Fund	13

Financial Statements

Investment Portfolios	18

Statements of Assets and Liabilities	54

Statements of Operations	56

Statements of Changes in Net Assets	58

Financial Highlights	62

Notes to Financial Statements	74

Report of Independent Registered Public Accounting Firm	88

Fund Governance	89

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	93

Summary of Management Fee Evaluation by Independent Fee Consultant	96

Important Information About This Report	101

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update – Corporate Bond Funds

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP would contract at a rate well below the fourth quarter's negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 2.25% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed's efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index1 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 19.95%. The municipal

1The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Summary

For the 12-month period that ended March 31, 2009

■   Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

Barclays Municipal Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

1

Economic Update (continued) – Corporate Bond Funds

market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index3 returned 2.27% for the 12-month period.

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.4 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.5 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index7 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

3The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

6The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

7The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Profile – Columbia Total Return Bond Fund

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned negative 3.45% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index1 (formerly Lehman Brothers U.S. Aggregate Bond Index), whose conservative composition excluded some of the weakest performing segments of the market and was a good match for the risk-averse investment environment that prevailed during the period.

■  The fund outperformed its peer group average we believe because of its quality orientation within non-Treasury market segments.

Portfolio Management

Alexander D. Powers has co-managed the fund since December 2007 and has been with the advisor or its predecessors since July 1996.

Jonathan P. Carlson has co-managed the fund since December 2007 and has been with the advisor or its predecessors since June 2007.

Carl W. Pappo has co-managed the fund since November 2006 and has been with the advisor or its predecessors since 1993.

Lee Reddin has co-managed the fund since December 2007 and has been with the advisor or its predecessors since 2000.

Kevin L. Cronk has co-managed the fund since November 2004 and has been with the advisor or its predecessors since 1999.

Laura Ostrander has co-managed the fund since November 2004 and has been with the advisor or its predecessors since 1996.

1The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–3.45%

Class A shares (without sales charge)

+ 3.13%

Barclays Capital U.S. Aggregate Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

3

Performance Information – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.85
Class B	1.60
Class C	1.60
Class Z	0.60

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital U.S Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	14,599	14,130
Class B	13,555	13,555
Class C	13,515	13,515
Class Z	14,963	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	11/19/92		06/07/93		11/16/92		10/30/92
Sales charge	without	with	without	with	without	with	without
1-year	–3.45	–6.59	–4.16	–6.92	–4.17	–5.09	–3.20
5-year	1.67	1.00	0.91	0.91	0.91	0.91	1.92
10-year	3.86	3.52	3.09	3.09	3.06	3.06	4.11

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Total Return Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.51	1,020.69	4.27	4.28	0.85
Class B	1,000.00	1,000.00	1,009.82	1,016.95	8.02	8.05	1.60
Class C	1,000.00	1,000.00	1,009.72	1,016.95	8.02	8.05	1.60
Class Z	1,000.00	1,000.00	1,013.71	1,021.94	3.01	3.02	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	8.72
Class B	8.72
Class C	8.72
Class Z	8.72

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.46
Class B	0.39
Class C	0.39
Class Z	0.48

Top 10 holdings

as of 03/31/09 (%)

Federal National Mortgage Association 4.500% 02/01/39	8.0
Federal National Mortgage Association 4.000% 03/01/39	4.9
Citibank NA 1.625% 03/30/11	4.1
Federal National Mortgage Association 5.500% 06/01/38	2.7
Federal National Mortgage Association 5.000% 03/01/38	2.5
Federal National Mortgage Association 4.500% 03/01/39	2.3
Federal Home Loan Mortgage Corp. 6.500% 10/01/37	2.2
Federal National Mortgage Association 6.500% 12/01/37	1.6
Federal Home Loan Mortgage Corp. 5.000% 04/01/37	1.5
Chase Commercial Mortgage Securities Corp. 5.857% 02/12/16	1.1
GE Capital Commercial Mortgage Corp. 5.189% 07/10/39	1.0
Carmax Auto Owner Trust 5.270% 11/15/12	1.0
U.S. Treasury Inflation Indexed Bonds 3.375% 04/15/32	0.9
Wachovia Bank Commercial Mortgage Trust 5.209% 10/15/44	0.8

Top 10 holdings are calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned negative 3.45% without sales charges. That was below the 3.13% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index1 (formerly Lehman Brothers U.S. Aggregate Bond Index). However, the fund performed better than the average fund in its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification,2 which returned negative 4.81%. The fund's positions in high-yield bonds, non-dollar denominated securities, collateralized mortgage-backed securities and asset-backed securities hurt performance relative to the index. However, security selection and an emphasis on quality within these sectors created an advantage versus the peer group average.

Investors shunned risk as fear gripped fixed income markets

The 12-month period covered by this report was one of the most tumultuous in the history of the capital markets. In the wake of the highly publicized failures of Bear Stearns and Lehman Brothers, fear gripped the fixed-income marketplace and Treasury investments became the instruments of choice. Treasury securities with short to intermediate maturities performed especially well in this environment as consistent intervention by the Federal Reserve pushed short-term rates down to record lows.

Meanwhile, virtually all non-Treasury asset classes lost ground. Corporate bonds faltered as economic growth turned negative in the second half of 2008, and securitized investments declined sharply as investors lost confidence in the quality of underlying collateral. As a result, the fund's exposure to collateralized mortgage obligations was detrimental to performance, as were the fund's holdings in securities backed by credit cards and automobile loans. Although high yield bonds never amounted to more than 5% of the fund's assets and we reduced the fund's high-yield exposure during the year, high-yield investments also hurt overall results. Finally, the fund was hurt by its out-of-index non-dollar investments, which underperformed their domestic counterparts during the final quarter of the period.

Security selection aided performance

Although sector weights weighed on the fund's returns, security selection within non-Treasury sectors aided performance relative to competing funds. Within collateralized mortgage obligations and asset-backed securities, the fund's high-quality orientation proved extremely helpful. Within mortgages, the fund was aided by its emphasis on mortgage pools with lower coupons and, therefore, less repayment risk. Finally, the fund's positions in corporate bonds were conservative in nature, cushioning the declines of 2008 while enabling the fund to participate when the corporate sector rallied in early 2009.

1The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers' Report (continued) – Columbia Total Return Bond Fund

Looking ahead

Over the past several months, we adjusted the fund's allocations in keeping with the government's stated intentions to stimulate the economy. We have increased the fund's exposure to mortgage sectors, which we believe could benefit from the Treasury's aggressive mortgage repurchase program. We also believe that the fund's positions in commercial mortgage-backed securities and asset-backed securities, both of which underperformed in 2008, have an improved outlook as a result of the government's Term Asset-Backed Securities Loan Facility (TALF) program. And to the extent that the government's various programs prove inflationary down the road, we have instituted modest positions in Treasury Inflation Protection Securities (TIPS), which will be reviewed and potentially expanded when the economy begins to emerge from recession.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Portfolio structure

as of 03/31/09 (%)

Asset Backed Securities	7.6
Agency	5.1
Corporate Bonds	39.1
Treasuries	1.8
Commercial Mortgage Backed Securities	11.9
Mortgage Backed Securities	30.4
Cash & Equivalents	2.1
Municipal Bonds Collateralized Mortgage	1.1
Obligations	0.9

Maturity breakdown

as of 03/31/09 (%)

0-1 year	3.6
1-5 years	49.3
5-10 years	35.6
10-20 years	3.4
Over 20 years	8.1

Maturity breakdown and portfolio structure are calculated as a percentage of net assets.

The fund is actively managed and the composition of its portfolio will change over time.

Quality breakdown

as of 03/31/09 (%)

AAA	61.2
AA	8.1
A	12.9
BBB	13.3
BB	1.6
B	1.0
CCC	0.4
Cash and Equivalents	1.5

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 03/31/09 (%)

Class A	4.61
Class B	4.02
Class C	4.02
Class Z	5.02

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

7

Fund Profile – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+0.03%

Class A shares (without sales charges)

+2.77%

Barclays Capital U.S. 1-3 Year Government/Credit Index[1]

+3.61%

Merrill Lynch 1-3 Year U.S. Treasury Index[2]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 0.03% without sales charge.

■  The fund trailed its benchmark, the Barclays Capital U.S. Government/Credit Index,1 but outperformed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification.3

■  The fund's exposure to commercial mortgage backed securities (CMBS) and corporate bonds detracted from relative performance in an environment that favored Treasury securities as investors retreated from riskier assets.

Portfolio Management

Leonard Aplet has co-managed the fund since October 2004, and has been with the advisor or its predecessors since 1987.

Ronald Stahl has co-managed the fund since November 2006, and has been with the advisor or its predecessors since 1998.

1The Barclays Capital U.S. 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

2The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1–3 years and a minimum amount outstanding of $1 billion. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. makes no adjustment for the effect of sales loads.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

8

Performance Information – Columbia Short Term Bond Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. The Barclays Capital U.S. 1-3 Year Government/Credit Index is an unmanaged index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	14,437	14,291
Class B	13,455	13,455
Class C	13,587	13,587
Class Z	14,771	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.73
Class B	1.48
Class C	1.48
Class Z	0.48

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	10/02/92		06/07/93		10/02/92		09/30/92
Sales charge	without	with	without	with	without	with	without
1-year	0.03	–0.97	–0.72	–3.59	–0.29	–1.25	0.27
5-year	2.49	2.28	1.72	1.72	2.01	2.01	2.72
10-year	3.74	3.63	3.01	3.01	3.11	3.11	3.98

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

9

Understanding Your Expenses – Columbia Short Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.42	1,021.29	3.66	3.68	0.73
Class B	1,000.00	1,000.00	1,007.58	1,017.55	7.41	7.44	1.48
Class C	1,000.00	1,000.00	1,009.82	1,019.75	5.21	5.24	1.04
Class Z	1,000.00	1,000.00	1,011.62	1,022.54	2.41	2.42	0.48

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Portfolio Managers' Report – Columbia Short Term Bond Fund

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 0.03% without sales charge. The Fund trailed its new benchmark, the Barclays Capital U.S. 1-3 Year Government/Credit Index,1 which returned 2.77%. Effective February 27, 2009, the Fund changed its benchmark to Barclays Capital U.S. 1-3 Year Government/Credit Index from Merrill Lynch 1-3 Year U.S. Treasury Index because the advisor believes that the Barclays Capital U.S. 1-3 Year Government/Credit Index more closely reflects the Fund's investment universe, with its investment in a broad range of fixed income securities, than does the previous benchmark of the Fund. The Fund did considerably better than the average fund in its peer group, the Lipper Short Investment Grade Debt Funds Classification,2 which returned negative 4.96%. The Fund's positions in commercial mortgage backed securities (CMBS) and corporate bonds detracted from performance relative to the benchmark. However, we believe that the Fund's emphasis on higher quality securities within non-Treasury sectors aided performance relative to its peers.

Government actions affected fixed income markets

During the period, the Federal Reserve Board lowered the federal funds target rate to between zero and 0.25%. In this environment, we shifted the fund's overall portfolio duration within a narrow range to take advantage of interest rate volatility, and these moves aided relative performance. However, we brought duration back in line with the benchmark by the end of the period. Duration is a measure, expressed in years, of interest rate sensitivity. We tend to use duration as a tool to anticipate or respond to interest rate changes. If we are right in our positioning, it can aid performance, as it did during this period.

The fund's positions in agency pass throughs and agency collateralized mortgage obligations (CMOs) also aided performance. These sectors benefited from Federal Reserve and U.S. Treasury plans to purchase agency and mortgage backed securities (MBS) to stabilize the housing market, and they outperformed Treasury issues. Our decision to increase the fund's Treasury holdings to enhance the liquidity of the fund's portfolio worked well, as Treasury issues outperformed most non-Treasury sectors during the period.

Corporate bond market a challenge

Corporate bonds overall underperformed Treasury securities during the period as business conditions deteriorated. Still, some sectors within the corporate market performed well. The fund's holdings in the consumer non-cyclical, health care, technology, and telecommunications sectors added to performance. While our decision to reduce the fund's exposure to the broad financial sector was a good call, holdings in

1The Barclays Capital U.S. 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	9.47
Class B	9.47
Class C	9.46
Class Z	9.45

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.42
Class B	0.35
Class C	0.39
Class Z	0.44

Top 10 holdings

as of 03/31/09 (%)

United States Treasury Notes 0.875% 02/28/11	4.4
United States Treasury Notes 4.875% 06/30/09	1.7
AmeriCredit Automobile Receivables Trust 5.420% 05/07/12	1.6
Countrywide Home Loan 5.500% 09/25/35	1.5
United States Treasury Notes/Bond 1.875% 02/28/14	1.4
Federal National Mortgage Association 5.000% 07/01/22	1.4
Federal Home Loan Mortgage Corp. 6.625% 09/15/09	1.3
United States Treasury Notes 1.750% 01/31/14	1.2
Triad Auto Receivables Owner Trust 4.880% 04/12/13	1.2
Federal National Mortgage Association 2.750% 04/11/11	1.1

Top 10 holdings are calculated as a percentage of net assets.

11

Portfolio Managers' Report (continued) – Columbia Short Term Bond Fund

Portfolio structure

as of 03/31/09 (%)

Corporate Bonds	26.3
Asset Backed Securities	21.0
Government Issues	16.1
Mortgage Backed Securities	18.2
Collateralized Mortgage Obligations	14.9
Cash and Equivalents	3.5

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets.

Quality breakdown

as of 03/31/09 (%)

AAA	63.5
AA	7.9
A	15.5
BBB	12.5
B	0.2
CCC	0.4

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 03/31/09 (%)

Class A	4.48
Class B	3.81
Class C	4.22
Class Z	4.80

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

the finance, brokerage, insurance and real estate investment trust (REIT) industries detracted from performance. Returns were also hurt by the fund's holdings in CMBS. Although we invested in favorably structured securities with high-quality collateral, the segment underperformed Treasuries by nearly four percentage points.

Looking ahead

Although the U.S. economy is experiencing a deep recession, we believe the recession is also well advanced. The monetary and fiscal policies now in place are improving liquidity in the fixed income markets. The yield difference between non-Treasury and Treasury securities is still close to historical highs, and we believe many sectors of the securitized and corporate markets have the potential to perform well in 2009. As a result, we have maintained exposure to mortgage-backed securities, which have become heavily discounted relative to their underlying quality. Federal Reserve and Treasury plans to purchase mortgage-backed securities are stabilizing the mortgage markets and keeping mortgage yields as low as they have been in many years.

Although corporate bonds performed poorly relative to Treasuries in 2008, we are encouraged by the increased supply of corporate bonds and the attractive yields they offer relative to Treasuries. We continue to favor high quality corporates, with an emphasis on banking, electric utility and energy sectors. The fund also continues to hold a small position in Treasury Inflation Protected Securities. We believe a well-diversified portfolio has the potential to perform well in this environment.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

12

Fund Profile – Columbia High Income Fund

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned negative 19.17% without sales charges.

■  In an environment of contracting economic growth and falling stock prices, the high yield market also came under pressure.

■  Although the fund, its benchmark, the Credit Suisse High Yield Index,1 and the average fund in its peer group, the Lipper High Current Yield Funds Classification,2 all lost more than 19% for the period, the fund held up somewhat better than these comparative measures.

Portfolio Management

The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the fund, and has been a portfolio manager for the fund since its inception.

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–19.17%

Class A shares (without sales charge)

–19.55%

Credit Suisse High Yield Index[1]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

13

Performance Information – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.18
Class B	1.93
Class C	1.93
Class Z	0.93

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 02/14/00 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Income Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high yield bonds. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index. The return for the index shown is from January 31, 2000.

Performance of a $10,000 investment Inception – 03/31/09 ($)

Sales charge	without	with
Class A	14,244	13,565
Class B	13,309	13,309
Class C	13,256	13,256
Class Z	14,632	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	02/14/00		02/17/00		03/08/00		02/14/00
Sales charge	without	with	without	with	without	with	without
1-year	–19.17	–23.01	–19.84	–23.52	–19.81	–20.55	–18.92
5-year	–0.37	–1.34	–1.12	–1.37	–1.12	–1.12	–0.13
Life	3.95	3.40	3.18	3.18	3.16	3.16	4.26

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

14

Understanding Your Expenses – Columbia High Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	851.21	1,019.05	5.45	5.94	1.18
Class B	1,000.00	1,000.00	847.52	1,015.31	8.89	9.70	1.93
Class C	1,000.00	1,000.00	846.92	1,015.31	8.89	9.70	1.93
Class Z	1,000.00	1,000.00	852.31	1,020.29	4.29	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

15

Portfolio Managers' Report – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	5.92
Class B	5.90
Class C	5.87
Class Z	5.98

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.63
Class B	0.58
Class C	0.58
Class Z	0.65

Top 10 issuers

as of 03/31/09 (%)

Georgia-Pacific Corp.	2.14
AMR Real Estate Partners, LP	1.95
Sungard Data Systems, Inc.	1.91
Community Health Systems, Inc.	1.73
Energy Future Holdings Corp.	1.51
Reliant Energy, Inc.	1.42
ANR Pipeline Co.	1.40
Qwest Corp.	1.40
El Paso Natural Gas Co.	1.35
Ford Motor Co.	1.26

Top 10 issuers are calculated as a percentage of total investments.

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned negative 19.17% without sales charge, compared with negative 19.55% for its benchmark, the Credit Suisse High Yield Index.1 The average fund in its peer group, the Lipper High Current Yield Funds Classification,2 returned negative 20.73%. In an environment of contracting economy and falling stock prices, the high yield market also came under pressure. Although the fund, its benchmark and the average fund in its peer group all lost more than 19% for the period, the fund held up somewhat better than these comparative measures.

A challenging period for high yield

For the 12-month period covered by this report, all industries within the Credit Suisse index experienced negative performance. However, credit selection and sector weights helped the fund's relative performance. Positions in Ford Motor Co. and Ford Motor Credit Co. gained significant ground on news that the U.S. government had granted GMAC bank holding company status. In addition, Ford announced an exchange offer for some of its debt, which significantly lifted the value of the fund's Ford bonds in March.

Within the health care sector, Hanger Orthopedic Group reported solid earnings and was rewarded with strong performance. Talecris Biotherapeutics, a treatment provider for life-threatening disorders, also did well after agreeing to be acquired by an Australian competitor. Alliance Imaging, Inc. was another top performer for the year. Although the gaming/leisure industry was a weak performer overall, a decision to focus on companies outside of Las Vegas had a positive impact on performance. In that regard, Penn National Gaming, Inc. was one of the fund's top performers.

Performance disappointments

Among the fund's worst performers for the period were Lucent Technologies, Nortel Networks Ltd. and NXP BV/NXP Funding LLC in the technology sector. Weak business prospects continued to hold back capital spending. Elsewhere in the portfolio, drug retailer Rite Aid Corp. struggled to integrate its Brooks/Eckerd acquisition, lowering earnings expectations for the year. Chaparral Energy, Inc. and Energy Future Holdings Corp. were both hurt by the sharp decline in oil and gas prices during the year. Finally, Sovereign Real Estate Investment Corp. performed poorly due to general market fears about the financial sector.

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

16

Portfolio Managers' Report (continued) – Columbia High Income Fund

Looking ahead

Our disciplined investment process has helped position the fund for a difficult environment, with a conservative focus, an underweight in the weaker segments of the market and meaningful cash holdings. However, we plan to move cautiously in adding risk to the portfolio because we continue to believe that there is significant systemic risk in the market and that the current global recession will be severe and prolonged. As a result, we plan to postpone any major move until we are more confident that we are closer to the bottom of this recession. We believe that the high-yield market represents excellent value and that our disciplined investment process will allow us to take advantage of attractive opportunities going forward.

Holdings discussed in this report

as of 3/31/09 (%)

Ford Motor Co.	0.2
Ford Motor Credit Co.	1.0
Hanger Orthopedic Group	0.6
Talecris Biotherapeutics	0.8
Alliance Imaging, Inc.	0.9
Penn National Gaming, Inc.	0.7
Lucent Technologies, Inc.	1.0
Nortel Networks, Ltd.	0.2
NXP B V/NXP Funding LLC	0.6
Rite Aid Corp.	0.5
Chaparral Energy, Inc.	0.5
Energy Future Holding Corp.	0.5
Sovereign Real Estate Investment Corp.	0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Source for all security-specific commentary—MacKay Shields LLC.

Source for all statistical data—Columbia Management Advisors, LLC.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Maturity breakdown

as of 03/31/09 (%)

0 – 1 year	9.5
1 – 3 years	7.6
3 – 5 years	30.2
5 – 7 years	25.5
7 – 10 years	18.2
10 – 15 years	2.3
15 years and over	6.7

Portfolio structure

as of 03/31/09 (%)

Corporate bonds	88.2
Cash and Equivalents, net
other assets and liabilities	9.7
Convertible bonds	0.6
Asset backed securities	1.4
Preferred stocks	1.3
Common stocks	0.2

Maturity breakdown and portfolio structure are calculated as a percentage of net assets.

The fund is actively managed and the composition of its portfolio will change over time.

Quality breakdown

as of 03/31/09 (%)

Cash and Equivalents	6.9
AA	1.0
A	2.0
BBB	11.9
BB	29.3
B	38.0
CCC	9.6
CC	0.5
D	0.5
Not Rated	0.3

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 03/31/09 (%)

Class A	9.71
Class B	9.46
Class C	9.46
Class Z	10.45

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

17

Investment Portfolio – Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 39.1%
	Par ($) (a)		Value ($)
Basic Materials – 0.8%
Chemicals – 0.2%
Chemtura Corp.
6.875% 06/01/16 (b)		115,000	51,750
Huntsman International LLC
6.875% 11/15/13 (c)	EUR	155,000	63,839
7.875% 11/15/14		185,000	75,850
Ineos Group Holdings PLC
8.500% 02/15/16 (c)		315,000	18,113
Lubrizol Corp.
6.500% 10/01/34		1,505,000	1,149,293
Mosaic Co.
7.625% 12/01/16 (c)		150,000	147,000
NOVA Chemicals Corp.
6.500% 01/15/12		220,000	191,400
Terra Capital, Inc.
7.000% 02/01/17		205,000	188,600
Chemicals Total			1,885,845
Forest Products & Paper – 0.0%
Cascades, Inc.
7.250% 02/15/13		120,000	66,900
Domtar Corp.
7.125% 08/15/15		105,000	70,350
Georgia-Pacific Corp.
8.000% 01/15/24		315,000	250,425
NewPage Corp.
10.000% 05/01/12		120,000	41,700
Westvaco Corp.
8.200% 01/15/30		10,000	7,884
Forest Products & Paper Total			437,259
Iron/Steel – 0.5%
Nucor Corp.
5.000% 06/01/13		3,310,000	3,463,974
5.850% 06/01/18		2,085,000	2,081,885
Russel Metals, Inc.
6.375% 03/01/14		115,000	92,575
Steel Dynamics, Inc.
7.750% 04/15/16 (c)		310,000	212,350
United States Steel Corp.
7.000% 02/01/18		305,000	208,137
Iron/Steel Total			6,058,921
Metals & Mining – 0.1%
FMG Finance Ltd.
10.625% 09/01/16 (c)		300,000	252,000
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		670,000	626,450

	Par ($) (a)	Value ($)
Noranda Aluminum Holding Corp.
PIK,
8.345% 11/15/14 (d)	205,000	35,657
Metals & Mining Total		914,107
Basic Materials Total		9,296,132
Communications – 4.7%
Media – 1.8%
Cablevision Systems Corp.
8.000% 04/15/12	200,000	194,500
Charter Communications Holdings II LLC
10.250% 09/15/10 (e)	260,000	234,000
Charter Communications Operating LLC/ Charter Communications Operating Capital
8.375% 04/30/14 (c)(e)	90,000	79,200
10.875% 09/15/14 (c)(e)	95,000	92,150
CMP Susquehanna Corp.
1.000% 05/15/14 (l)	27,000	12,150
Comcast Cable Holdings LLC
9.875% 06/15/22	2,159,000	2,431,854
Comcast Corp.
5.700% 05/15/18	2,000,000	1,875,904
6.300% 11/15/17	3,890,000	3,785,059
6.950% 08/15/37	680,000	633,224
CSC Holdings, Inc.
7.625% 04/01/11	180,000	178,650
8.625% 02/15/19 (c)	75,000	72,188
DirecTV Holdings LLC
6.375% 06/15/15	395,000	372,288
EchoStar DBS Corp.
6.625% 10/01/14	415,000	371,425
Local TV Finance LLC
PIK,
9.250% 06/15/15 (c)	170,000	12,370
Quebecor Media, Inc.
7.750% 03/15/16	370,000	281,200
Time Warner Cable, Inc.
7.300% 07/01/38	3,485,000	3,148,941
Time Warner, Inc.
6.875% 05/01/12	4,545,000	4,625,901
TL Acquisitions, Inc.
10.500% 01/15/15 (c)	385,000	197,313
Viacom, Inc.
5.750% 04/30/11	4,195,000	4,086,597
Media Total		22,684,914

See Accompanying Notes to Financial Statements.

18

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)		Value ($)
Telecommunication Services – 2.9%
AT&T, Inc.
4.950% 01/15/13		805,000	816,636
5.625% 06/15/16		2,445,000	2,450,362
6.550% 02/15/39		2,715,000	2,462,456
British Telecommunications PLC
5.150% 01/15/13		750,000	696,081
Citizens Communications Co.
7.875% 01/15/27		320,000	216,000
Cricket Communications, Inc.
9.375% 11/01/14		300,000	285,750
Crown Castle International Corp.
9.000% 01/15/15		115,000	115,288
Deutsche Telekom International Finance BV
8.500% 06/15/10		5,505,000	5,750,435
Digicel Group Ltd.
8.875% 01/15/15 (c)		400,000	258,000
Hellas Telecommunications Luxembourg II
6.844% 01/15/15 (c)(d)		145,000	23,925
Inmarsat Finance PLC
10.375% 11/15/12		315,000	322,875
Intelsat Jackson Holdings Ltd.
11.250% 06/15/16		605,000	586,850
Lucent Technologies, Inc.
6.450% 03/15/29		450,000	171,000
MetroPCS Wireless, Inc.
9.250% 11/01/14		325,000	315,250
Nextel Communications, Inc.
7.375% 08/01/15		345,000	182,850
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (c)	EUR	190,000	210,782
Orascom Telecom Finance SCA
7.875% 02/08/14 (c)		170,000	108,800
Qwest Communications International, Inc.
7.500% 02/15/14		445,000	384,925
Qwest Corp.
7.500% 06/15/23		540,000	407,700
Syniverse Technologies, Inc.
7.750% 08/15/13		180,000	151,200
Telefonica Emisiones SAU
6.221% 07/03/17		1,075,000	1,101,676
6.421% 06/20/16		3,700,000	3,825,552
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		180,000	173,700
Verizon Communications, Inc.
6.250% 04/01/37		1,245,000	1,107,476
Verizon Wireless Capital LLC
5.550% 02/01/14 (c)		8,290,000	8,296,931
8.500% 11/15/18 (c)		2,630,000	3,004,304

	Par ($) (a)		Value ($)
Virgin Media Finance PLC
8.750% 04/15/14	EUR	165,000	194,009
West Corp.
11.000% 10/15/16		270,000	179,550
Wind Acquisition Financial SA
PIK,
8.393% 12/21/11 (d)(f)		549,561	375,596
Windstream Corp.
8.625% 08/01/16		430,000	422,475
Telecommunication Services Total			34,598,434
Communications Total			57,283,348
Consumer Cyclical – 1.7%
Airlines – 0.2%
Continental Airlines, Inc.
7.461% 04/01/15		2,561,253	1,792,877
Airlines Total			1,792,877
Apparel – 0.0%
Levi Strauss & Co.
9.750% 01/15/15		250,000	215,000
Apparel Total			215,000
Auto Manufacturers – 0.0%
Ford Motor Co.
7.450% 07/16/31		340,000	107,950
General Motors Corp.
7.200% 01/15/11		180,000	28,800
8.375% 07/15/33		415,000	49,800
Auto Manufacturers Total			186,550
Auto Parts & Equipment – 0.0%
Commercial Vehicle Group, Inc.
8.000% 07/01/13		170,000	37,400
Cooper-Standard Automotive, Inc.
7.000% 12/15/12		60,000	7,200
Goodyear Tire & Rubber Co.
9.000% 07/01/15		272,000	209,440
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15	EUR	260,000	34,544
TRW Automotive, Inc.
7.000% 03/15/14 (c)		140,000	58,800
Auto Parts & Equipment Total			347,384
Entertainment – 0.0%
Six Flags, Inc.
9.625% 06/01/14		171,000	15,390
WMG Acquisition Corp.
7.375% 04/15/14		255,000	175,313

See Accompanying Notes to Financial Statements.

19

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
WMG Holdings Corp.
(g) 12/15/14
(9.500% 12/15/09)	280,000	100,800
Entertainment Total		291,503
Home Builders – 0.0%
D.R. Horton, Inc.
5.625% 09/15/14	180,000	141,300
5.625% 01/15/16	90,000	68,400
KB Home
5.875% 01/15/15	290,000	224,605
Home Builders Total		434,305
Leisure Time – 0.0%
Town Sports International, Inc.
(h) 02/01/14	309,000	160,680
Leisure Time Total		160,680
Lodging – 0.1%
Boyd Gaming Corp.
6.750% 04/15/14	275,000	159,500
Harrah's Operating Co., Inc.
10.000% 12/15/18 (c)	56,000	16,800
10.750% 02/01/16	245,000	46,550
Jacobs Entertainment, Inc.
9.750% 06/15/14	265,000	157,012
Majestic Star LLC
9.750% 01/15/11 (b)	330,000	23,100
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (c)	410,000	69,700
MGM Mirage
7.500% 06/01/16	470,000	164,500
Seminole Indian Tribe of Florida
7.804% 10/01/20 (c)	340,000	265,384
Snoqualmie Entertainment Authority
5.384% 02/01/14 (c)(d)	55,000	13,750
9.125% 02/01/15 (c)	265,000	68,900
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	150,000	99,000
Lodging Total		1,084,196
Restaurants – 0.3%
McDonald's Corp.
5.000% 02/01/19	545,000	566,841
5.700% 02/01/39	3,410,000	3,305,044
Restaurants Total		3,871,885
Retail – 1.1%
AmeriGas Partners LP
7.125% 05/20/16	195,000	183,300
7.250% 05/20/15	120,000	112,800
Best Buy Co., Inc.
6.750% 07/15/13	4,605,000	4,381,377

	Par ($) (a)	Value ($)
CVS Pass-Through Trust
5.298% 01/11/27 (c)	3,010,091	2,184,703
6.036% 12/10/28 (c)	3,827,631	2,876,503
Dollar General Corp.
PIK,
11.875% 07/15/17	275,000	270,187
GameStop Corp./GameStop, Inc.
8.000% 10/01/12	140,000	141,400
Hanesbrands, Inc.
5.698% 12/15/14 (d)	160,000	106,400
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	85,000	80,750
8.750% 03/01/15 (c)	120,000	115,800
Phillips-Van Heusen Corp.
8.125% 05/01/13	190,000	180,500
Rite Aid Corp.
9.500% 06/15/17	345,000	79,350
Starbucks Corp.
6.250% 08/15/17	3,345,000	3,119,664
Retail Total		13,832,734
Textiles – 0.0%
INVISTA
9.250% 05/01/12 (c)	120,000	107,400
Textiles Total		107,400
Consumer Cyclical Total		22,324,514
Consumer Non-Cyclical – 4.0%
Agriculture – 0.0%
Reynolds American, Inc.
7.625% 06/01/16	165,000	146,084
Agriculture Total		146,084
Beverages – 1.1%
Anheuser-Busch InBev Worldwide, Inc.
7.750% 01/15/19 (c)(i)	5,990,000	5,972,635
Bottling Group LLC
5.125% 01/15/19	1,815,000	1,826,676
Constellation Brands, Inc.
8.125% 01/15/12	210,000	210,000
Cott Beverages, Inc.
8.000% 12/15/11	155,000	87,575
PepsiCo, Inc.
7.900% 11/01/18	680,000	835,487
SABMiller PLC
6.200% 07/01/11 (c)	3,720,000	3,750,868
Beverages Total		12,683,241

See Accompanying Notes to Financial Statements.

20

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Biotechnology – 0.0%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	240,000	230,400
Biotechnology Total		230,400
Commercial Services – 0.1%
ACE Cash Express, Inc.
10.250% 10/01/14 (c)	190,000	47,500
ARAMARK Corp.
8.500% 02/01/15	210,000	193,200
Ashtead Holdings PLC
8.625% 08/01/15 (c)	264,000	150,480
Corrections Corp. of America
6.250% 03/15/13	240,000	229,800
GEO Group, Inc.
8.250% 07/15/13	155,000	143,763
Iron Mountain, Inc.
8.000% 06/15/20	230,000	213,900
Rental Service Corp.
9.500% 12/01/14	215,000	105,350
Service Corp. International
6.750% 04/01/16	190,000	165,300
7.375% 10/01/14	50,000	46,500
United Rentals North America, Inc.
6.500% 02/15/12	135,000	108,000
Commercial Services Total		1,403,793
Food – 1.0%
Campbell Soup Co.
4.500% 02/15/19	2,640,000	2,631,412
ConAgra Foods, Inc.
7.000% 10/01/28	4,235,000	4,095,419
Dean Foods Co.
7.000% 06/01/16	225,000	213,750
Del Monte Corp.
6.750% 02/15/15	175,000	164,500
Kraft Foods, Inc.
6.500% 08/11/17	3,065,000	3,156,147
Kroger Co.
8.000% 09/15/29	750,000	806,106
New Albertson's, Inc.
8.000% 05/01/31	345,000	282,037
Pinnacle Foods Finance LLC
9.250% 04/01/15	335,000	266,325
Reddy Ice Holdings, Inc.
10.500% 11/01/12	205,000	98,400
Tyson Foods, Inc.
10.500% 03/01/14 (c)	140,000	142,800
Food Total		11,856,896

	Par ($) (a)	Value ($)
Healthcare Products – 0.0%
Biomet, Inc.
PIK,
10.375% 10/15/17	550,000	464,750
Healthcare Products Total		464,750
Healthcare Services – 0.3%
Community Health Systems, Inc.
8.875% 07/15/15	420,000	396,900
DaVita, Inc.
7.250% 03/15/15	165,000	158,606
HCA, Inc.
9.250% 11/15/16	120,000	109,200
PIK,
9.625% 11/15/16	945,000	719,311
Healthsouth Corp.
10.750% 06/15/16	115,000	112,700
U.S. Oncology Holdings, Inc.
PIK,
6.904% 03/15/12 (d)	217,000	129,507
US Oncology, Inc.
9.000% 08/15/12	100,000	97,000
WellPoint, Inc.
7.000% 02/15/19	1,840,000	1,840,992
Healthcare Services Total		3,564,216
Household Products/Wares – 0.3%
American Greetings Corp.
7.375% 06/01/16	210,000	102,900
Clorox Co.
5.950% 10/15/17	1,390,000	1,372,621
Fortune Brands, Inc.
5.125% 01/15/11	1,565,000	1,535,938
Jostens IH Corp.
7.625% 10/01/12	165,000	156,337
Household Products/Wares Total		3,167,796
Pharmaceuticals – 1.2%
Abbott Laboratories
5.600% 05/15/11 (i)	7,000,000	7,505,673
Elan Finance PLC
5.234% 11/15/11 (d)	70,000	57,400
8.875% 12/01/13	210,000	168,000
Novartis Securities Investment Ltd.
5.125% 02/10/19	4,165,000	4,228,816
Omnicare, Inc.
6.750% 12/15/13	225,000	204,188
Warner Chilcott Corp.
8.750% 02/01/15	225,000	216,000

See Accompanying Notes to Financial Statements.

21

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Wyeth
5.500% 02/15/16	2,150,000	2,186,728
Pharmaceuticals Total		14,566,805
Consumer Non-Cyclical Total		48,083,981
Energy – 4.6%
Coal – 0.0%
Arch Western Finance LLC
6.750% 07/01/13	255,000	233,325
Massey Energy Co.
6.875% 12/15/13	395,000	343,650
Coal Total		576,975
Oil & Gas – 2.1%
Canadian Natural Resources Ltd.
6.250% 03/15/38	2,125,000	1,636,781
Chesapeake Energy Corp.
6.375% 06/15/15	450,000	379,125
9.500% 02/15/15	45,000	43,763
Cimarex Energy Co.
7.125% 05/01/17	170,000	136,850
Compton Petroleum Corp.
7.625% 12/01/13	215,000	67,725
Devon Energy Corp.
6.300% 01/15/19	1,320,000	1,287,891
Forest Oil Corp.
8.500% 02/15/14 (c)	155,000	143,762
Frontier Oil Corp.
8.500% 09/15/16	135,000	132,975
Gazprom International SA
7.201% 02/01/20 (c)	2,422,154	2,131,495
7.201% 02/01/20	176,498	155,318
Hess Corp.
7.300% 08/15/31	3,120,000	2,714,107
KCS Energy, Inc.
7.125% 04/01/12	95,000	85,975
Marathon Oil Corp.
6.000% 07/01/12	2,415,000	2,453,705
6.000% 10/01/17	3,000,000	2,780,394
7.500% 02/15/19	1,315,000	1,324,848
Newfield Exploration Co.
6.625% 04/15/16	345,000	308,775
Nexen, Inc.
5.875% 03/10/35	2,745,000	1,816,150
OPTI Canada, Inc.
8.250% 12/15/14	280,000	125,300
PetroHawk Energy Corp.
7.875% 06/01/15 (c)	300,000	264,000

	Par ($) (a)	Value ($)
Pioneer Natural Resources Co.
5.875% 07/15/16	190,000	140,197
Pride International, Inc.
7.375% 07/15/14	80,000	78,800
Qatar Petroleum
5.579% 05/30/11 (c)	1,380,666	1,375,157
Quicksilver Resources, Inc.
7.125% 04/01/16	400,000	190,000
Range Resources Corp.
7.500% 05/15/16	235,000	216,788
Southwestern Energy Co.
7.500% 02/01/18 (c)	310,000	299,150
Talisman Energy, Inc.
5.850% 02/01/37	2,210,000	1,491,560
Tesoro Corp.
6.625% 11/01/15	355,000	280,450
United Refining Co.
10.500% 08/15/12	140,000	81,200
Valero Energy Corp.
6.625% 06/15/37	2,720,000	1,922,711
6.875% 04/15/12	2,035,000	2,053,828
Oil & Gas Total		26,118,780
Oil & Gas Services – 1.0%
Halliburton Co.
5.900% 09/15/18	4,800,000	4,943,429
Seitel, Inc.
9.750% 02/15/14	165,000	73,012
Smith International, Inc.
9.750% 03/15/19	1,895,000	1,979,454
Weatherford International Ltd.
5.150% 03/15/13	4,090,000	3,805,426
7.000% 03/15/38	1,510,000	1,097,802
Oil & Gas Services Total		11,899,123
Pipelines – 1.5%
Atlas Pipeline Partners LP
8.125% 12/15/15	170,000	96,900
El Paso Corp.
6.875% 06/15/14	530,000	472,080
Enbridge Energy Partners LP
7.500% 04/15/38	1,265,000	1,008,425
Energy Transfer Partners LP
6.000% 07/01/13	2,580,000	2,439,367
Kinder Morgan Energy Partners LP
6.950% 01/15/38	2,220,000	1,899,665
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	230,000	193,200
MarkWest Energy Partners LP
8.500% 07/15/16	220,000	157,300

See Accompanying Notes to Financial Statements.

22

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
ONEOK Partners LP
6.850% 10/15/37	1,435,000	1,099,991
Plains All American Pipeline LP
6.500% 05/01/18	2,950,000	2,549,756
TEPPCO Partners LP
7.625% 02/15/12	3,991,000	3,949,406
TransCanada Pipelines Ltd.
6.350% 05/15/67 (d)	6,425,000	3,662,250
Williams Companies, Inc.
7.625% 07/15/19	90,000	84,150
7.875% 09/01/21	65,000	60,125
8.125% 03/15/12	70,000	71,050
Pipelines Total		17,743,665
Energy Total		56,338,543
Financials – 16.2%
Banks – 12.1%
ANZ National International Ltd.
6.200% 07/19/13 (c)	5,120,000	4,937,047
Bank of New York Mellon Corp.
4.500% 04/01/13 (i)	3,755,000	3,721,171
5.125% 08/27/13	1,105,000	1,130,976
Capital One Capital IV
6.745% 02/17/37 (d)	2,815,000	959,929
Capital One Financial Corp.
5.700% 09/15/11	6,635,000	5,974,055
Chinatrust Commercial Bank
5.625% 12/29/49 (c)(d)	1,220,000	553,098
Citibank NA
1.625% 03/30/11 (q)	50,000,000	50,084,450
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (c)	6,000,000	5,633,208
Citigroup, Inc.
6.500% 08/19/13	7,715,000	7,089,429
Comerica Bank
5.200% 08/22/17	2,750,000	1,907,164
5.750% 11/21/16	615,000	454,977
Deutsche Bank AG
4.875% 05/20/13	6,800,000	6,669,848
GMAC LLC
6.875% 09/15/11 (c)	266,000	189,025
8.000% 11/01/31 (c)	417,000	200,644
Goldman Sachs Capital II
5.793% 12/29/49 (d)	755,000	314,337
Goldman Sachs Group, Inc.
1.700% 03/15/11 (q)	4,928,000	4,945,563
6.250% 09/01/17 (i)	3,121,000	2,892,162
HSBC Bank USA
3.875% 09/15/09	6,645,000	6,565,121

	Par ($) (a)	Value ($)
JPMorgan Chase & Co.
6.000% 01/15/18	2,445,000	2,469,653
KeyBank NA
5.800% 07/01/14	1,900,000	1,589,040
Keycorp
6.500% 05/14/13	6,755,000	6,591,765
Lloyds TSB Group PLC
6.267% 12/31/49 (c)(d)	3,200,000	688,000
M&I Marshall & Ilsley Bank
5.300% 09/08/11	2,690,000	2,485,824
Merrill Lynch & Co., Inc.
5.700% 05/02/17 (j)	3,535,000	2,093,123
6.150% 04/25/13 (j)	4,615,000	3,879,355
7.750% 05/14/38 (j)	2,235,000	1,326,750
National Australia Bank Ltd.
5.350% 06/12/13 (c)	1,870,000	1,810,057
National City Bank of Cleveland
6.200% 12/15/11	890,000	874,378
National City Bank of Kentucky
6.300% 02/15/11	1,585,000	1,557,017
National City Corp.
4.900% 01/15/15	540,000	496,787
6.875% 05/15/19	1,840,000	1,557,794
Northern Trust Co.
6.500% 08/15/18	5,805,000	6,099,255
Northern Trust Corp.
5.500% 08/15/13	2,415,000	2,527,534
Regions Financing Trust II
6.625% 05/15/47 (d)	1,520,000	550,585
Union Planters Corp.
4.375% 12/01/10	2,955,000	2,824,398
USB Capital IX
6.189% 04/15/42 (d)	3,550,000	1,402,250
Wachovia Capital Trust III
5.800% 03/15/42 (d)	5,505,000	1,981,800
Wachovia Corp.
5.500% 05/01/13	1,045,000	963,545
Banks Total		147,991,114
Diversified Financial Services – 1.6%
Eaton Vance Corp.
6.500% 10/02/17	3,015,000	2,586,598
Ford Motor Credit Co.
7.800% 06/01/12	350,000	237,204
8.000% 12/15/16	130,000	85,440
Fund American Companies, Inc.
5.875% 05/15/13	3,225,000	2,475,952
General Electric Capital Corp.
5.450% 01/15/13	4,070,000	3,919,451
6.875% 01/10/39	6,800,000	5,546,012

See Accompanying Notes to Financial Statements.

23

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
International Lease Finance Corp.
4.875% 09/01/10	3,885,000	2,838,020
Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (k)(l)	11,045,000	1,408,237
6.875% 05/02/18 (k)(l)	660,000	84,150
Nuveen Investments, Inc.
10.500% 11/15/15 (c)	230,000	64,400
Diversified Financial Services Total		19,245,464
Insurance – 1.7%
Asurion Corp.
7.033% 07/02/15 (d)(f)	210,000	161,553
Crum & Forster Holdings Corp.
7.750% 05/01/17	250,000	195,000
HUB International Holdings, Inc.
10.250% 06/15/15 (c)	260,000	123,500
ING Groep NV
5.775% 12/29/49 (d)	2,460,000	676,500
Liberty Mutual Group, Inc.
7.500% 08/15/36 (c)	5,775,000	3,244,262
10.750% 06/15/58 (c)(d)	2,815,000	1,379,350
MetLife, Inc.
7.717% 02/15/19	4,100,000	3,676,310
New York Life Global Funding
4.650% 05/09/13 (c)	8,400,000	8,179,761
Principal Life Income Funding Trusts
5.300% 04/24/13	4,100,000	3,766,613
USI Holdings Corp.
9.750% 05/15/15 (c)	180,000	81,000
Insurance Total		21,483,849
Real Estate Investment Trusts (REITs) – 0.7%
Camden Property Trust
5.375% 12/15/13	5,483,000	4,185,475
Highwoods Properties, Inc.
5.850% 03/15/17	1,040,000	643,110
Hospitality Properties Trust
5.625% 03/15/17	2,730,000	1,316,510
Host Marriott Corp.
6.750% 06/01/16	205,000	149,650
Liberty Property LP
5.500% 12/15/16	3,310,000	2,138,257
Real Estate Investment Trusts (REITs) Total		8,433,002
Savings & Loans – 0.1%
Washington Mutual Bank
5.125% 01/15/15 (b)	6,935,000	693
World Savings Bank
4.500% 06/15/09	1,125,000	1,123,478
Savings & Loans Total		1,124,171
Financials Total		198,277,600

	Par ($) (a)	Value ($)
Industrials – 2.1%
Aerospace & Defense – 0.5%
BE Aerospace, Inc.
8.500% 07/01/18	285,000	237,619
Boeing Co.
6.000% 03/15/19	2,185,000	2,244,176
L-3 Communications Corp.
6.375% 10/15/15	220,000	207,350
Moog, Inc.
7.250% 06/15/18 (c)	75,000	69,188
Raytheon Co.
5.375% 04/01/13	2,200,000	2,308,156
7.200% 08/15/27	830,000	913,291
Sequa Corp.
11.750% 12/01/15 (c)	260,000	39,000
Aerospace & Defense Total		6,018,780
Electrical Components & Equipment – 0.1%
Belden, Inc.
7.000% 03/15/17	165,000	135,300
General Cable Corp.
3.810% 04/01/15 (d)	125,000	88,437
7.125% 04/01/17	145,000	118,900
Electrical Components & Equipment Total		342,637
Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	250,000	211,250
Electronics Total		211,250
Engineering & Construction – 0.0%
Esco Corp.
8.625% 12/15/13 (c)	160,000	121,600
Engineering & Construction Total		121,600
Environmental Control – 0.0%
Allied Waste North America, Inc.
7.875% 04/15/13	250,000	248,750
Environmental Control Total		248,750
Machinery – 0.4%
Caterpillar Financial Services Corp.
4.250% 02/08/13	2,315,000	2,178,130
5.450% 04/15/18	715,000	613,431
6.200% 09/30/13	415,000	415,398
John Deere Capital Corp.
4.950% 12/17/12	1,670,000	1,676,248
Machinery Total		4,883,207
Machinery-Construction & Mining – 0.2%
Caterpillar, Inc.
8.250% 12/15/38	2,395,000	2,594,971

See Accompanying Notes to Financial Statements.

24

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Terex Corp.
8.000% 11/15/17	260,000	210,600
Machinery-Construction & Mining Total		2,805,571
Machinery-Diversified – 0.0%
Manitowoc Co., Inc.
7.125% 11/01/13	280,000	196,000
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	90,000	85,500
Machinery-Diversified Total		281,500
Miscellaneous Manufacturing – 0.1%
American Railcar Industries, Inc.
7.500% 03/01/14	185,000	128,575
Bombardier, Inc.
6.300% 05/01/14 (c)	310,000	218,550
Koppers Holdings, Inc.
(g) 11/15/14
(9.875% 11/15/09)	165,000	134,475
TriMas Corp.
9.875% 06/15/12	224,000	109,760
Trinity Industries, Inc.
6.500% 03/15/14	155,000	125,550
Miscellaneous Manufacturing Total		716,910
Packaging & Containers – 0.1%
Berry Plastics Holding Corp.
8.875% 09/15/14	125,000	70,000
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	200,000	201,000
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	200,000	201,000
Silgan Holdings, Inc.
6.750% 11/15/13	65,000	61,100
Solo Cup Co.
8.500% 02/15/14	375,000	273,750
Packaging & Containers Total		806,850
Transportation – 0.7%
BNSF Funding Trust I
6.613% 12/15/55 (d)	2,450,000	1,776,250
Bristow Group, Inc.
7.500% 09/15/17	140,000	105,000
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	900,000	820,818
Navios Maritime Holdings, Inc.
9.500% 12/15/14	205,000	116,850
PHI, Inc.
7.125% 04/15/13	205,000	126,331
Ship Finance International Ltd.
8.500% 12/15/13	205,000	139,400

	Par ($) (a)	Value ($)
TFM SA de CV
9.375% 05/01/12	320,000	291,200
Union Pacific Corp.
5.700% 08/15/18	2,775,000	2,641,351
6.650% 01/15/11	2,635,000	2,746,542
Transportation Total		8,763,742
Industrials Total		25,200,797
Technology – 0.8%
Computers – 0.0%
Sungard Data Systems, Inc.
9.125% 08/15/13	265,000	230,550
Computers Total		230,550
Networking & Telecom Equipment – 0.2%
Cisco Systems, Inc.
5.900% 02/15/39	3,315,000	3,045,878
Networking & Telecom Equipment Total		3,045,878
Semiconductors – 0.0%
Amkor Technology, Inc.
9.250% 06/01/16	140,000	107,800
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	151,782	61,076
Semiconductors Total		168,876
Software – 0.6%
Oracle Corp.
5.000% 01/15/11	4,005,000	4,198,806
6.500% 04/15/38	3,050,000	3,041,997
Software Total		7,240,803
Technology Total		10,686,107
Utilities – 4.2%
Electric – 3.7%
AEP Texas Central Co.
6.650% 02/15/33	2,830,000	2,407,034
AES Corp.
8.000% 10/15/17	315,000	270,112
CMS Energy Corp.
6.875% 12/15/15	160,000	148,155
Commonwealth Edison Co.
4.700% 04/15/15	1,125,000	1,028,589
5.900% 03/15/36	815,000	667,402
5.950% 08/15/16	3,430,000	3,284,688
6.950% 07/15/18	1,630,000	1,525,543

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	5,035,000	4,928,485
Duke Energy Corp.
5.300% 10/01/15	6,000,000	6,200,826
Dynegy Holdings, Inc.
7.125% 05/15/18	450,000	238,500
Edison Mission Energy
7.000% 05/15/17	190,000	138,700
Energy Future Holdings Corp.
PIK,
11.250% 11/01/17	510,000	191,568
Exelon Generation Co. LLC
6.200% 10/01/17 (i)	3,000,000	2,682,546
6.950% 06/15/11	800,000	816,866
FPL Energy National Wind LLC
5.608% 03/10/24 (c)	491,933	400,630
Hydro Quebec
8.500% 12/01/29	1,510,000	2,143,631
Intergen NV
9.000% 06/30/17 (c)	460,000	416,300
Ipalco Enterprises, Inc.
7.250% 04/01/16 (c)	165,000	146,025
Kansas City Power & Light Co.
7.150% 04/01/19	4,965,000	4,987,452
MidAmerican Energy Holdings Co.
5.000% 02/15/14	3,300,000	3,302,907
Mirant Americas Generation LLC
8.500% 10/01/21	365,000	270,100
Mirant North America LLC
7.375% 12/31/13	65,000	58,825
NRG Energy, Inc.
7.375% 02/01/16	315,000	292,950
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (c)	225,000	177,750
Oncor Electric Delivery Co.
5.950% 09/01/13 (c)	3,110,000	3,012,993
Pacific Gas & Electric Co.
4.200% 03/01/11	3,476,000	3,529,652
Southern Power Co.
6.375% 11/15/36	965,000	794,080
Texas Competitive Electric Holdings Co.LLC
PIK,
10.500% 11/01/16	595,000	194,119
Windsor Financing LLC
5.881% 07/15/17 (c)	1,348,457	1,192,266
Electric Total		45,448,694
Gas – 0.5%
Atmos Energy Corp.
6.350% 06/15/17	2,065,000	1,852,792
8.500% 03/15/19	2,540,000	2,593,383

	Par ($) (a)	Value ($)
Centerpoint Energy, Inc.
5.950% 02/01/17	30,000	24,880
6.500% 05/01/18	50,000	41,845
Nakilat, Inc.
6.067% 12/31/33 (c)	2,140,000	1,447,753
Gas Total		5,960,653
Utilities Total		51,409,347
Total Corporate Fixed-Income Bonds & Notes (cost of $548,094,598)		478,900,369
Mortgage-Backed Securities – 30.4%
Federal Home Loan Mortgage Corp.
5.000% 03/01/37	7,686,267	7,936,013
5.000% 04/01/37	18,143,718	18,733,254
5.500% 12/01/17	137,243	144,094
5.500% 12/01/18	1,122,630	1,175,861
5.500% 07/01/19	854,284	893,190
5.500% 04/01/37	48,789	50,680
6.000% 05/01/17	71,401	75,211
6.500% 10/01/37	25,293,169	26,695,220
8.000% 11/01/09	1,881	1,925
8.000% 04/01/10	1,966	2,031
8.500% 11/01/26	137,202	150,549
Federal National Mortgage Association
4.000% 03/01/39	60,000,000	60,328,125
4.500% 02/01/39	96,039,352	98,249,945
4.500% 03/01/39	27,351,825	27,981,398
5.000% 05/01/36	9,102,060	9,412,810
5.000% 03/01/38	29,321,412	30,288,743
5.199% 08/01/36 (d)	35,772	36,496
5.500% 05/01/37	7,027,635	7,301,208
5.500% 06/01/38	31,337,820	32,557,743
5.839% 07/01/37 (d)	735,551	757,518
5.911% 06/01/32 (d)	21,755	22,522
6.000% 05/01/38	2,613,891	2,733,130
6.080% 07/01/32 (d)	286,787	298,113
6.500% 09/01/36	7,340,663	7,742,034
6.500% 07/01/37	6,988,855	7,370,990
6.500% 10/01/37	1,268,213	1,337,485
6.500% 12/01/37	18,901,966	19,934,419
6.500% 03/01/38	7,929,157	8,362,260
7.000% 10/01/11	65,385	67,795
8.000% 12/01/09	8,128	8,177
10.000% 09/01/18	53,375	59,988
Government National Mortgage Association
7.000% 01/15/30	767,028	823,923
7.500% 12/15/23	760,477	817,726
7.500% 07/20/28	289,421	310,928
8.000% 05/15/17	10,380	11,161

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

March 31, 2009

Mortgage-Backed Securities (continued)
	Par ($) (a)	Value ($)
8.500% 02/15/25	87,729	94,907
9.500% 09/15/09	69	71
13.000% 01/15/11	1,173	1,264
13.000% 02/15/11	669	732
Total Mortgage-Backed Securities (cost of $364,135,451)		372,769,639
Commercial Mortgage-Backed Securities – 11.9%
Bear Stearns Commercial Mortgage Securities
4.674% 06/11/41	11,460,000	9,018,251
4.740% 03/13/40	640,000	572,901
4.750% 02/13/46 (d)	5,060,000	3,894,558
4.830% 08/15/38	3,530,000	3,294,586
4.933% 02/13/42 (d)	6,960,000	5,437,977
5.693% 09/11/38 (d)	482,000	414,944
5.742% 09/11/42 (d)	3,670,000	2,748,496
Chase Commercial Mortgage Securities Corp.
5.857% 02/12/16 (c)(d)	13,600,000	13,512,054
Credit Suisse Mortgage Capital Certificates
5.827% 06/15/38 (d)	15,000,000	10,104,741
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	2,319,000	2,209,498
GE Capital Commercial Mortgage Corp.
5.189% 07/10/39 (d)	14,309,000	11,835,984
GMAC Commercial Mortgage Securities, Inc.
1.109% 07/15/29 (d)	8,259,375	363,873
Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	1,666,000	1,569,346
JPMorgan Chase Commercial Mortgage Securities Corp.
5.050% 12/12/34	7,975,000	7,477,939
5.440% 06/12/47	3,015,000	1,945,882
5.814% 06/12/43 (d)	7,260,000	5,135,254
LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	3,555,000	3,360,279
5.084% 02/15/31	10,080,000	9,227,073
6.462% 03/15/31	7,330,000	7,321,704
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.379% 12/15/30 (d)	25,693,631	419,780
Merrill Lynch Mortgage Trust
4.747% 06/12/43 (d)	6,450,000	4,676,396
Morgan Stanley Capital I
4.989% 08/13/42	4,090,000	3,290,299
5.208% 11/14/42 (d)	3,710,000	2,897,400
Morgan Stanley Dean Witter Capital I
5.980% 01/15/39	2,275,000	2,219,497
Wachovia Bank Commercial Mortgage Trust
5.209% 10/15/44 (d)	12,960,000	10,291,790
5.416% 01/15/45 (d)	5,000,000	3,880,476
5.418% 01/15/45 (d)	9,000,000	7,016,225
5.609% 03/15/45 (d)	5,635,000	2,737,366

	Par ($) (a)	Value ($)
5.726% 06/15/45	5,441,579	5,436,647
5.903% 02/15/51 (d)	7,000,000	3,143,896
Total Commercial Mortgage-Backed Securities (cost of $175,399,864)		145,455,112
Asset-Backed Securities – 7.6%
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	98,079	80,048
Capital One Multi-Asset Execution Trust
0.536% 08/15/12 (d)	6,265,000	6,160,780
4.850% 11/15/13	3,905,000	3,883,544
4.850% 02/18/14	5,000,000	4,949,728
Carmax Auto Owner Trust
5.270% 11/15/12	12,500,000	11,819,267
Chase Issuance Trust
4.260% 05/15/13	5,875,000	5,853,765
Contimortgage Home Equity Trust
6.880% 01/15/28	111,531	80,849
8.180% 12/25/29 (d)	89,507	88,833
Daimler Chrysler Auto Trust
4.940% 02/08/12	8,935,000	8,650,391
Discover Card Master Trust
5.100% 10/15/13	5,000,000	4,906,448
First Alliance Mortgage Loan Trust
7.625% 07/25/25	751,037	523,758
First Plus Home Loan Trust
7.720% 05/10/24 (d)	97,921	97,445
Ford Credit Auto Owner Trust
4.950% 03/15/13	7,500,000	6,946,770
5.160% 04/15/13	5,650,000	5,246,139
Franklin Auto Trust
5.360% 05/20/16	3,200,000	3,067,211
Harley-Davidson Motorcycle Trust
2.960% 02/15/12	332,786	299,103
Honda Auto Receivables Owner Trust
4.470% 01/18/12	7,550,000	7,642,253
IMC Home Equity Loan Trust
7.500% 04/25/26	205,068	204,430
Long Beach Auto Receivables Trust
4.250% 04/15/12	3,471,447	3,305,636
Master Asset Backed Securities Trust
0.662% 02/25/36 (d)	107,576	106,334
Money Store Home Equity Trust
0.856% 08/15/29 (d)	3,578,697	1,268,895
Morgan Stanley Mortgage Loan Trust
0.642% 10/25/36 (d)	961,565	875,347
SACO I, Inc.
0.722% 04/25/35 (c)(d)	291,667	93,212
SLM Student Loan Trust
1.380% 03/15/17 (d)	3,600,688	3,311,383
1.400% 12/15/20 (d)	9,792,000	8,465,019

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

March 31, 2009

Asset-Backed Securities (continued)
	Par ($) (a)		Value ($)
USAA Auto Owner Trust
4.280% 10/15/12		5,350,000	5,403,798
Total Asset-Backed Securities (cost of $100,252,879)			93,330,386
Government & Agency Obligations – 6.9%
Foreign Government Obligations – 5.1%
African Development Bank
1.950% 03/23/10	JPY	497,000,000	5,073,572
Aries Vermoegensverwaltungs GmbH
7.750% 10/25/09	EUR	750,000	1,024,849
Belgium Government Bond
3.750% 09/28/15	EUR	1,305,000	1,754,178
Canada Housing Trust No. 1
3.950% 12/15/11 (c)	CAD	760,000	640,147
Corp. Andina de Fomento
6.375% 06/18/09	EUR	870,000	1,146,045
Eksportfinans A/S
1.600% 03/20/14	JPY	150,000,000	1,418,712
1.800% 06/21/10	JPY	310,000,000	3,148,749
European Investment Bank
0.400% 09/21/11 (d)	JPY	435,000,000	4,312,927
1.250% 09/20/12	JPY	50,000,000	504,489
1.400% 06/20/17	JPY	68,300,000	673,590
5.500% 12/07/11	GBP	190,000	294,589
Federal Republic of Germany
4.250% 07/04/14	EUR	1,425,000	2,075,784
4.250% 07/04/17	EUR	3,850,000	5,633,168
Government of Canada
4.000% 06/01/16	CAD	330,000	292,629
4.500% 06/01/15	CAD	325,000	295,480
International American Development Bank
1.900% 07/08/09	JPY	330,000,000	3,344,954
Japan Finance Organization for Municipal Enterprises
1.900% 06/22/18	JPY	60,000,000	615,234
Kingdom of Norway
6.000% 05/16/11	NOK	4,155,000	667,285
Kingdom of Sweden
4.000% 12/01/09	SEK	1,405,000	175,123
5.500% 10/08/12	SEK	3,580,000	489,982
Kreditanstalt fuer Wiederaufbau
0.443% 08/08/11 (d)	JPY	400,000,000	4,041,687
4.375% 03/15/18		4,210,000	4,396,684
New South Wales Treasury Corp.
5.500% 08/01/14	AUD	330,000	236,231
Province of Ontario
1.875% 01/25/10	JPY	415,000,000	4,208,910
Province of Quebec
5.125% 11/14/16		3,060,000	3,163,251
6.000% 10/01/12	CAD	550,000	489,848

	Par ($) (a)		Value ($)
Republic of Finland
5.375% 07/04/13	EUR	725,000	1,068,324
Republic of France
3.000% 10/25/15	EUR	1,865,000	2,475,039
4.000% 04/25/13	EUR	2,820,000	3,972,687
Republic of Poland
5.750% 03/24/10	PLN	2,105,000	609,920
Svensk Exportkredit AB
5.125% 03/01/17		310,000	322,011
United Kingdom Treasury
4.750% 06/07/10	GBP	571,000	857,700
5.000% 03/07/25	GBP	1,630,000	2,641,915
8.000% 09/27/13	GBP	450,000	799,336
Foreign Government Obligations Total			62,865,029
U.S. Government Obligations – 1.8%
U.S. Treasury Bond
4.500% 05/15/38		900,000	1,050,750
U.S. Treasury Inflation Indexed Bond
3.375% 04/15/32 (m)		8,337,484	10,711,065
U.S. Treasury Notes
0.875% 02/28/11		3,690,000	3,697,048
1.875% 02/28/14		5,515,000	5,575,334
2.750% 02/15/19 (n)		695,000	698,802
U.S. Government Obligations Total			21,732,999
Total Government & Agency Obligations (cost of $80,529,672)			84,598,028
Municipal Bonds – 1.1%
California – 0.5%
CA Los Angeles Community College District
Series 2008 F-1,
5.000% 08/01/33		6,200,000	5,971,468
California Total			5,971,468
New York – 0.6%
NY Triborough Bridge & Tunnel Authority
Series 2008 C,
5.000% 11/15/38		7,500,000	7,263,150
New York Total			7,263,150
Virginia – 0.0%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46		310,000	152,647
Virginia Total			152,647
Total Municipal Bonds (cost of $13,877,291)			13,387,265

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

March 31, 2009

Collateralized Mortgage Obligations – 0.9%
		Par ($) (a)	Value ($)
Non-Agency – 0.9%
Bear Stearns Alt-A Trust
0.802% 01/25/35 (d)		1,871,304	879,292
4.907% 10/25/33 (d)		1,513,941	1,064,996
Citigroup Mortgage Loan Trust, Inc.
5.902% 09/25/37 (d)		5,143,120	2,221,459
Countrywide Alternative Loan Trust
0.612% 03/25/36 (d)		39,079	38,645
Countrywide Home Loan Mortgage Pass Through Trust
4.593% 12/19/33 (d)		2,572,341	2,137,012
Morgan Stanley Mortgage Loan Trust
0.742% 02/25/47 (d)		7,463,034	3,660,033
Sequoia Mortgage Trust
1.425% 07/20/34 (d)		2,011,500	576,267
Non-Agency Total			10,577,704
Total Collateralized Mortgage Obligations (cost of $20,606,377)			10,577,704
Preferred Stock – 0.0%
		Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp.
0.00	% (l)(o)	6,343	63
Media Total			63
Communications Total			63
Total Preferred Stock (cost of $63)			63
Warrant – 0.0%
		Units
Financials – 0.0%
CNB Capital Trust I
Expires 19/03/23 (l)(o)		7,248	73
Financials Total			73
Total Warrant (cost of $73)			73

Convertible Bond – 0.0%
	Par ($) (a)	Value ($)
Consumer Discretionary – 0.0%
Media – 0.0%
Virgin Media, Inc.
6.500% 11/15/16 (c)	215,000	115,563
Media Total		115,563
Consumer Discretionary Total		115,563
Total Convertible Bond (cost of $99,411)		115,563
Securities Lending Collateral – 0.1%
	Shares
State Street Navigator Securities Lending Prime Portfolio (p) (7 day yield of 0.943%)	1,023,975	1,023,975
Total Securities Lending Collateral (cost of $1,023,975)		1,023,975
Short-Term Obligation – 2.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 03/30/10, market value of $28,503,563 (repurchase proceeds $27,943,109)	27,943,000	27,943,000
Total Short-Term Obligation (cost of $27,943,000)		27,943,000
Total Investments – 100.3% (cost of $1,331,962,654) (r)		1,228,101,177
Obligation to Return Collateral for Securities Loaned – (0.1)%		(1,023,975)
Other Assets & Liabilities, Net – (0.2)%		(2,176,722)
Net Assets – 100.0%		1,224,900,480

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

March 31, 2009

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $75,543, which represents less than 0.1% of net assets.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid except for the following, amounted to $81,791,235, which represents 6.7% of net assets.

Security	Acquisition Date	Par/ Unit	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	10/05/06	$190,000	$191,367	$47,500
Local TV Finance LLC, PIK, 9.250% 06/15/15	05/07/07	170,000	171,169	12,370
Orascom Telecom Finance SCA 7.875% 2/08/14	02/08/07	170,000	170,000	108,800
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/28/07	340,000	344,643	265,384
				$434,054

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(e)  The issuer is in default of certain debt covenants. Income is being accrued. At March 31, 2009, the value of these securities amounted to $405,350, which represents less than 0.1% of net assets.

(f)  Loan participation agreement.

(g)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(h)  Zero coupon bond.

(i)  This security or a portion of this security is held as collateral for open credit default swap contracts. At March 31, 2009, market value of securities pledged amounted to $5,101,946.

(j)  Investments in affiliates during the twelve months ended March 31, 2009: Security name: Merrill Lynch & Co., Inc.,

5.700% 05/02/17

6.150% 04/25/13

7.750% 05/14/38

Par as of 03/31/08:	$3,535,000
Par purchased prior to 01/01/09:	$6,850,000
Par sold:	$–
Par as of 03/31/09:	$10,385,000
Net realized loss:	$(60,896)
Interest income earned:	$641,975
Value at end of period:	$7,299,228

Merrill Lynch & Co., Inc. became an affiliate on January 1, 2009.

(k)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $1,492,387, which represents 0.1% of net assets.

(l)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $1,504,673, which represents 0.1% of net assets.

(m)  All or a portion of this security is held as collateral for open futures contracts. At March 31, 2009, market value of this security pledged amounted to $3,211,720.

(n)  All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $1,008,053.

(o)  Non-income producing

(p)  Investment made with cash collateral received from securities lending activity.

(q)  Security is guaranteed by the Federal Deposit Insurance Company.

(r)  Cost for federal income tax purposes is $1,334,090,119.

See Accompanying Notes to Financial Statements.

30

Columbia Total Return Bond Fund

March 31, 2009

At March 31, 2009, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	550	$65,321,094	$64,288,056	Jun-2009	$(1,033,038)
10-Year U.S. Treasury Notes	375	46,529,297	45,397,219	Jun-2009	(1,132,078)
					$(2,165,116)

At March 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
30-Year U.S. Treasury Bonds	182	$23,605,969	$23,052,029	Jun-2009	$553,940

Forward foreign currency exchange contracts outstanding on March 31, 2009 are:

Forward Foreign Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$8,967,944	$8,781,918	04/07/09	$186,026
EUR	3,274,960	3,236,052	04/07/09	38,908
EUR	1,567,730	1,619,550	04/07/09	(51,820)
				$173,114
Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$166,563	$163,114	04/07/09	$(3,449)
CAD	168,942	165,384	04/07/09	(3,558)
EUR	8,967,944	8,464,095	04/07/09	(503,849)
EUR	3,321,461	3,138,500	04/07/09	(182,961)
EUR	8,967,944	8,554,207	04/07/09	(413,737)
EUR	892,775	876,825	04/23/09	(15,950)
EUR	953,888	933,386	04/23/09	(20,502)
EUR	952,559	933,068	04/23/09	(19,491)
EUR	7,745,246	7,943,958	04/29/09	198,712
GBP	642,843	636,187	04/22/09	(6,656)
GBP	3,515,554	3,477,947	04/23/09	(37,607)
				$(1,009,048)

At March 31, 2009, the Fund has entered into the following credit default swap contracts:

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Value of Contract
JPMorgan Chase	Macy's, Inc. 7.450% 07/15/17	Buy	(3.600)%	12/20/13	$7,055,000	$732,641
Morgan Stanley	Home Depot, Inc. 5.875% 12/16/36	Buy	(3.350)%	12/20/13	9,000,000	(598,281)
Morgan Stanley	Limited Brands, Inc. 6.125% 12/01/12	Buy	(5.270)%	12/20/13	9,250,000	(197,050)
Barclays	Limited Brands, Inc. 6.125% 12/01/12	Buy	(6.150)%	03/20/14	1,000,000	(57,533)
						$(120,223)

As of March 31, 2009, cash of $880,000 was pledged as collateral for open credit default swap contracts.

See Accompanying Notes to Financial Statements.

31

Columbia Total Return Bond Fund

March 31, 2009

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$22,756,974	$(1,611,176)
Level 2 – Other Significant Observable Inputs	1,203,539,039	(956,157)
Level 3 – Significant Unobservable Inputs	1,805,164	–
Total	$1,228,101,177	$(2,567,333)

*  Other financial instruments consist of futures contracts, credit default swap contracts and forward foreign currency exchange contracts which are not included in the investment portfolio.

The following table reconciles asset balances for the year ended March 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$22,668,473	$–
Accretion of Discounts/ Amortization of Premiums	15,089	–
Realized loss	(2,180,986)	–
Change in unrealized depreciation	(3,292,490)	–
Net sales	(13,207,967)	–
Transfers out of Level 3	(2,196,955)	–
Balance as of March 31, 2009	$1,805,164	$–

The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $3,292,490. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	39.1
Mortgage-Backed Securities	30.4
Commercial Mortgage-Backed Securities	11.9
Asset-Backed Securities	7.6
Government & Agency Obligations	6.9
Municipal Bonds	1.1
Collateralized Mortgage Obligations	0.9
Preferred Stock	0.0	*
Warrant	0.0	*
Convertible Bond	0.0	*
	97.9
Securities Lending Collateral	0.1
Short-Term Obligation	2.3
Obligations to Return Collateral for Securities Loaned	(0.1)
Other Assets & Liabilities, Net	(0.2)
	100.0%

*  Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	Great Britain Pound

I.O.	Interest Only

JPY	Japanese Yen

NOK	Norwegian Krone

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

32

Investment Portfolio – Columbia Short Term Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 26.3%
	Par ($)	Value ($)
Basic Materials – 0.6%
Chemicals – 0.4%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	4,910,000	5,085,582
Chemicals Total		5,085,582
Iron/Steel – 0.2%
Nucor Corp.
5.000% 06/01/13	2,504,000	2,620,481
Iron/Steel Total		2,620,481
Basic Materials Total		7,706,063
Communications – 3.1%
Media – 0.4%
Comcast Corp.
5.500% 03/15/11	2,885,000	2,926,481
5.850% 01/15/10	2,500,000	2,538,087
Media Total		5,464,568
Telecommunication Services – 2.7%
AT&T, Inc.
6.250% 03/15/11	8,500,000	8,878,199
British Telecommunications PLC
5.150% 01/15/13	3,605,000	3,345,829
Deutsche Telekom International Finance BV
8.500% 06/15/10	5,000,000	5,222,920
Telefonica Emisiones SAU
5.984% 06/20/11	5,000,000	5,142,825
Verizon Wireless Capital LLC
5.550% 02/01/14 (a)	7,125,000	7,130,957
Vodafone Group PLC
7.750% 02/15/10	4,800,000	4,980,398
Telecommunication Services Total		34,701,128
Communications Total		40,165,696
Consumer Cyclical – 0.3%
Retail – 0.3%
CVS Caremark Corp.
5.750% 08/15/11	3,500,000	3,670,929
Retail Total		3,670,929
Consumer Cyclical Total		3,670,929
Consumer Non-Cyclical – 2.9%
Beverages – 1.0%
Bottling Group LLC
6.950% 03/15/14	6,125,000	6,964,315

	Par ($)	Value ($)
Diageo Capital PLC
4.375% 05/03/10	6,030,000	6,095,450
Beverages Total		13,059,765
Cosmetics/Personal Care – 0.0%
Procter & Gamble Co.
6.875% 09/15/09	200,000	205,405
Cosmetics/Personal Care Total		205,405
Food – 0.6%
ConAgra Foods, Inc.
7.875% 09/15/10	3,796,000	4,007,198
Kraft Foods, Inc.
5.625% 08/11/10	4,100,000	4,199,048
Food Total		8,206,246
Healthcare Services – 0.3%
UnitedHealth Group, Inc.
4.125% 08/15/09	3,675,000	3,678,436
Healthcare Services Total		3,678,436
Pharmaceuticals – 1.0%
Abbott Laboratories
5.600% 05/15/11	6,775,000	7,264,419
Wyeth
6.950% 03/15/11	5,531,000	5,891,433
Pharmaceuticals Total		13,155,852
Consumer Non-Cyclical Total		38,305,704
Energy – 1.9%
Oil & Gas – 1.5%
Canadian Natural Resources Ltd.
5.450% 10/01/12	1,500,000	1,434,448
6.700% 07/15/11	2,000,000	2,031,008
Chevron Corp.
3.450% 03/03/12	3,580,000	3,674,680
Conoco Funding Co.
6.350% 10/15/11	6,000,000	6,492,006
Occidental Petroleum Corp.
6.750% 01/15/12	1,750,000	1,882,069
Valero Energy Corp.
6.875% 04/15/12	3,415,000	3,446,596
Oil & Gas Total		18,960,807
Oil & Gas Services – 0.2%
Weatherford International Ltd.
5.150% 03/15/13	3,585,000	3,335,563
Oil & Gas Services Total		3,335,563

See Accompanying Notes to Financial Statements.

33

Columbia Short Term Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Pipelines – 0.2%
TransCanada Pipelines Ltd.
6.125% 02/19/10	2,500,000	2,536,195
Pipelines Total		2,536,195
Energy Total		24,832,565
Financials – 13.0%
Banks – 8.8%
American Express Credit Corp.
5.875% 05/02/13	9,000,000	7,901,802
Bank of New York Mellon Corp.
4.950% 11/01/12	2,625,000	2,679,311
5.125% 08/27/13	4,080,000	4,175,913
Barclays Bank PLC
7.400% 12/15/09	3,165,000	3,160,335
Bear Stearns Companies LLC
5.500% 08/15/11	6,550,000	6,558,522
Capital One Bank
5.750% 09/15/10	5,650,000	5,638,960
Citigroup, Inc.
4.250% 07/29/09	4,625,000	4,579,989
Countrywide Home Loans, Inc.
4.125% 09/15/09 (b)	4,625,000	4,570,328
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	7,500,000	7,509,750
Deutsche Bank AG
4.875% 05/20/13	6,150,000	6,032,289
Fifth Third Bank
4.200% 02/23/10	6,275,000	6,002,282
Goldman Sachs Group, Inc.
4.500% 06/15/10	3,135,000	3,128,282
JPMorgan Chase & Co.
2.200% 06/15/12 (k)	6,850,000	6,904,115
3.800% 10/02/09	2,500,000	2,488,298
Keycorp
6.500% 05/14/13	3,500,000	3,415,423
Merrill Lynch & Co., Inc.
6.150% 04/25/13 (b)	2,000,000	1,681,194
Morgan Stanley
4.250% 05/15/10	2,000,000	1,944,536
PNC Funding Corp.
4.500% 03/10/10	4,000,000	3,984,976
Regions Bank
3.250% 12/09/11 (k)	12,000,000	12,488,316
SunTrust Banks, Inc.
4.250% 10/15/09	5,525,000	5,494,557
U.S. Bancorp
2.250% 03/13/12 (k)	4,790,000	4,835,471

	Par ($)	Value ($)
U.S. Bank National Association
6.375% 08/01/11	8,850,000	9,294,518
Banks Total		114,469,167
Diversified Financial Services – 1.9%
Citigroup Funding, Inc.
2.000% 03/30/12 (k)	13,100,000	13,142,090
General Electric Capital Corp.
4.875% 10/21/10	5,490,000	5,457,252
6.000% 06/15/12	5,345,000	5,269,774
Lehman Brothers Holdings, Inc.
3.950% 11/10/09 (c)(d)	5,365,000	684,038
Diversified Financial Services Total		24,553,154
Insurance – 1.3%
Allstate Corp.
7.200% 12/01/09	7,000,000	6,940,542
American International Group, Inc.
5.375% 10/18/11	6,000,000	3,120,300
Berkshire Hathaway Finance Corp.
5.000% 08/15/13	3,000,000	3,085,047
Principal Life Income Funding Trusts
5.300% 04/24/13	4,000,000	3,674,744
Insurance Total		16,820,633
Real Estate Investment Trusts (REITs) – 0.3%
Simon Property Group LP
4.875% 03/18/10	4,350,000	4,165,712
Real Estate Investment Trusts (REITs) Total		4,165,712
Savings & Loans – 0.7%
Western Financial Bank
9.625% 05/15/12	9,050,000	9,035,511
Savings & Loans Total		9,035,511
Financials Total		169,044,177
Industrials – 1.3%
Aerospace & Defense – 0.3%
United Technologies Corp.
6.100% 05/15/12	1,719,000	1,843,165
6.500% 06/01/09	1,750,000	1,760,960
Aerospace & Defense Total		3,604,125
Machinery – 0.4%
John Deere Capital Corp.
4.500% 04/03/13	5,015,000	4,919,685
Machinery Total		4,919,685
Miscellaneous Manufacturing – 0.1%
3M Co.
5.125% 11/06/09	1,850,000	1,896,787
Miscellaneous Manufacturing Total		1,896,787

See Accompanying Notes to Financial Statements.

34

Columbia Short Term Bond Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Transportation – 0.5%
Burlington Northern Santa Fe Corp.
6.750% 07/15/11	3,610,000	3,807,174
Norfolk Southern Corp.
8.625% 05/15/10	2,205,000	2,299,220
Transportation Total		6,106,394
Industrials Total		16,526,991
Technology – 0.7%
Networking & Telecom Equipment – 0.4%
Cisco Systems, Inc.
5.250% 02/22/11	4,765,000	5,038,030
Networking & Telecom Equipment Total		5,038,030
Software – 0.3%
Oracle Corp.
5.000% 01/15/11	4,000,000	4,193,564
Software Total		4,193,564
Technology Total		9,231,594
Utilities – 2.5%
Electric – 2.2%
Consolidated Edison Co. of New York, Inc.
4.875% 02/01/13	4,015,000	4,028,217
Exelon Generation Co. LLC
6.950% 06/15/11	4,525,000	4,620,400
National Rural Utilities Cooperative Finance Corp.
5.500% 07/01/13	1,550,000	1,562,794
5.750% 08/28/09	3,975,000	4,011,300
Ohio Power Co.
5.750% 09/01/13	4,970,000	4,983,498
Pacific Gas & Electric Co.
4.200% 03/01/11	4,850,000	4,924,860
Virginia Electric Power
5.100% 11/30/12	4,535,000	4,644,312
Electric Total		28,775,381
Gas – 0.3%
Sempra Energy
4.750% 05/15/09	3,810,000	3,813,864
Gas Total		3,813,864
Utilities Total		32,589,245
Total Corporate Fixed-Income Bonds & Notes (cost of $350,160,065)		342,072,964

Asset-Backed Securities – 21.0%
	Par ($)	Value ($)
ABFS Mortgage Loan Trust
4.428% 12/15/33	3,944	3,699
AmeriCredit Automobile Receivables Trust
4.630% 06/06/12	7,378,435	6,976,604
4.870% 12/06/10	709,465	704,712
5.190% 11/06/11	8,655,943	8,509,052
5.210% 10/06/11	836,034	822,802
5.420% 08/08/11	12,649,853	12,270,845
5.420% 05/07/12	21,154,242	20,210,678
Amresco Residential Securities Mortgage Loan Trust
1.002% 07/25/28 (e)	14,774	7,694
Capital Auto Receivables Asset Trust
3.740% 03/15/11	7,562,805	7,561,305
3.920% 11/16/09	370,077	369,650
5.000% 04/15/11	806,610	807,592
5.010% 04/16/12	12,650,000	12,099,402
5.020% 09/15/11	3,833,191	3,839,127
Capital One Auto Finance Trust
5.030% 04/15/12	4,067,751	3,995,190
5.070% 07/15/11	1,172,021	1,147,493
Capital One Prime Auto Receivables Trust
5.010% 11/15/11	8,790,000	8,873,204
5.470% 06/15/11	3,159,697	3,194,311
Carmax Auto Owner Trust
5.190% 12/15/11	3,000,000	3,024,424
5.230% 12/15/11	7,657,923	7,749,731
Cityscape Home Equity Loan Trust
7.380% 07/25/28 (e)	186,917	175,465
7.410% 05/25/28	20,197	20,097
CNH Equipment Trust
4.060% 10/17/11 (d)	5,000,000	5,000,000
Drivetime Auto Owner Trust
5.227% 08/15/12 (a)(e)	1,352,876	1,285,671
Fifth Third Auto Trust
4.070% 01/17/12	7,400,000	7,315,878
First Alliance Mortgage Loan Trust
6.680% 06/25/25	79,632	60,600
8.225% 09/20/27	212,513	155,933
First Plus Home Loan Trust
7.720% 05/10/24 (e)	27,870	27,734
Ford Credit Auto Owner Trust
5.160% 11/15/10	2,565,797	2,578,508
5.160% 04/15/13	10,554,000	9,799,602
5.240% 07/15/12	997,500	948,579
5.250% 09/15/11	1,500,000	1,473,942
Franklin Auto Trust
5.360% 05/20/16	2,498,000	2,394,342
GE Equipment Midticket LLC
4.530% 06/14/11	3,000,000	2,989,437

See Accompanying Notes to Financial Statements.

35

Columbia Short Term Bond Fund

March 31, 2009

Asset-Backed Securities (continued)
	Par ($)	Value ($)
GS Auto Loan Trust
5.370% 12/15/10	544,134	547,768
5.480% 12/15/14	9,140,000	9,231,003
Harley-Davidson Motorcycle Trust
5.100% 05/15/12	3,633,201	3,602,800
5.240% 01/15/12	8,765,342	8,716,548
Household Automotive Trust
4.350% 06/18/12	2,029,383	2,018,732
Huntington Auto Trust
3.480% 07/15/11 (a)	4,500,000	4,503,516
Hyundai Auto Receivables Trust
5.110% 04/15/11	7,090,338	7,174,078
IMC Home Equity Loan Trust
7.080% 08/20/28	21,200	19,753
7.310% 11/20/28	154,824	132,864
7.500% 04/25/26	138,990	138,558
7.520% 08/20/28	491,260	412,682
Long Beach Auto Receivables Trust
4.250% 04/15/12	2,568,871	2,446,171
4.522% 06/15/12	2,853,853	2,740,115
4.972% 10/15/11	3,417,513	3,374,750
Merrill Auto Trust Securitization
4.270% 12/15/10	4,000,000	4,009,168
5.500% 03/15/12	4,200,000	4,263,493
Nissan Auto Lease Trust
5.140% 07/15/11	6,000,000	5,803,375
5.200% 05/17/10	1,100,000	1,097,970
Nissan Auto Receivables Owner Trust
5.030% 05/16/11	997,500	1,013,199
Novastar Home Equity Loan
1.302% 05/25/33 (e)	3,045,762	1,611,922
Residential Asset Mortgage Products, Inc.
1.202% 03/25/33 (e)	343,849	137,014
Residential Funding Mortgage Securities II, Inc.
0.812% 08/25/33 (e)	23,178	13,248
4.760% 07/25/28 (e)	2,180,000	1,560,335
SLM Student Loan Trust
1.380% 03/15/17 (e)	1,339,006	1,231,421
1.400% 12/15/20 (e)	9,415,000	8,139,109
Terwin Mortgage Trust
1.422% 07/25/34 (e)	964,392	368,116
Triad Auto Receivables Owner Trust
4.880% 04/12/13	17,419,000	15,720,647
5.260% 11/14/11	340,471	332,139
UPFC Auto Receivables Trust
4.980% 08/15/11	754,809	708,896
5.010% 08/15/12	11,862,551	11,343,478
5.490% 05/15/12	6,141,917	5,969,176
5.530% 07/15/13	4,915,318	4,543,720
USAA Auto Owner Trust
4.170% 02/15/11	5,971,816	5,977,125
4.900% 02/15/12	2,174,907	2,198,384

	Par ($)	Value ($)
Volkswagen Auto Loan Enhanced Trust
4.860% 04/20/12	2,769,813	2,772,228
Wachovia Auto Loan Owner Trust
5.080% 04/20/12 (a)	13,500,000	13,590,291
Total Asset-Backed Securities (cost of $278,667,728)		273,857,095
Government & Agency Obligations – 16.1%
Foreign Government Obligations – 1.6%
Financement-Quebec
5.000% 10/25/12	2,000,000	2,090,850
Morocco Government AID Bond
1.735% 05/01/23 (e)	942,500	911,115
Province of Ontario
3.125% 09/08/10	8,000,000	8,091,368
Svensk Exportkredit AB
5.000% 05/22/09	4,915,000	4,927,976
United Mexican States
5.875% 02/17/14	4,225,000	4,362,312
Foreign Government Obligations Total		20,383,621
U.S. Government Agencies – 4.3%
Federal Home Loan Bank
3.375% 02/27/13 (f)	12,500,000	13,038,412
5.250% 06/10/11	1,780,000	1,920,768
5.375% 07/17/09	9,500,000	9,636,012
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (g)	400,000	411,821
6.625% 09/15/09 (f)	15,950,000	16,378,034
Federal National Mortgage Association
2.750% 04/11/11 (f)	14,000,000	14,365,904
5.375% 08/15/09	1,000,000	1,018,176
U.S. Government Agencies Total		56,769,127
U.S. Government Obligations – 10.2%
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (f)(g)	12,129,800	12,664,263
U.S. Treasury Notes
0.875% 02/28/11 (f)	57,000,000	57,108,870
1.750% 01/31/14 (f)	16,000,000	16,108,800
1.875% 02/28/14 (f)	18,500,000	18,702,390
4.625% 07/31/09	5,750,000	5,833,105
4.875% 06/30/09 (f)	22,000,000	22,251,790
U.S. Government Obligations Total		132,669,218
Total Government & Agency Obligations (cost of $205,908,421)		209,821,966

See Accompanying Notes to Financial Statements.

36

Columbia Short Term Bond Fund

March 31, 2009

Collateralized Mortgage Obligations – 14.9%
	Par ($)	Value ($)
Agency – 6.2%
Federal Home Loan Mortgage Corp.
3.500% 01/15/17	2,790,004	2,816,059
4.000% 09/15/15	1,560,745	1,579,058
4.500% 03/15/17	1,261,447	1,287,192
4.500% 08/15/28	2,167,391	2,243,784
5.000% 10/15/27	1,406,437	1,416,360
5.500% 08/15/13	645,147	657,546
5.500% 11/15/21	6,642,854	6,809,741
5.500% 04/15/26	1,683,777	1,715,377
5.500% 12/15/26	5,872,161	5,991,780
5.500% 10/15/27	2,982,030	3,040,334
5.500% 01/15/29	6,079,000	6,293,076
5.500% 10/15/29	2,315,256	2,366,882
6.000% 03/15/19	2,369,124	2,404,907
6.000% 06/15/25	2,855,746	2,905,882
6.000% 06/15/31	170,276	172,078
7.000% 06/15/22	92,222	92,133
I.O.,
5.500% 05/15/27	267,755	3,000
Federal National Mortgage Association
(h) 05/25/23	1,035,598	954,689
4.000% 04/25/26	7,135,686	7,141,130
5.000% 04/25/16	1,036,219	1,045,426
5.000% 12/25/16	4,205,188	4,281,287
5.000% 04/25/31	2,081,933	2,112,011
5.000% 09/25/33	3,686,302	3,852,768
5.125% 10/15/15	3,295,563	3,343,572
5.500% 12/25/29	4,418,352	4,554,499
5.500% 06/25/30	1,520,810	1,568,275
Government National Mortgage Association
4.500% 08/20/35	474,608	487,594
5.000% 05/16/27	300,166	317,442
5.000% 06/20/28	8,641,556	8,732,374
Agency Total		80,186,256
Non-Agency – 8.7%
Bank of America Mortgage Securities
4.610% 03/25/34 (e)	3,251,067	2,603,311
5.090% 11/25/35 (e)	1,631,582	971,376
5.250% 02/25/18	375,955	376,046
Bear Stearns Adjustable Rate Mortgage Trust
4.730% 04/25/34 (e)	597,515	338,936
Bear Stearns Alt-A Trust
5.203% 09/25/34 (e)	1,628,838	1,035,531
Chase Mortgage Finance Corp.
6.000% 03/25/37 (e)	726,098	523,953
Countrywide Alternative Loan Trust
0.922% 03/25/34 (e)	410,449	341,200
5.250% 08/25/35	5,395,935	3,963,852
5.500% 07/25/34	1,752,315	1,597,712

	Par ($)	Value ($)
Countrywide Home Loan Mortgage Pass Through Trust
1.022% 03/25/34 (e)	2,515,421	1,871,574
5.500% 09/25/35	19,326,491	18,856,167
Credit Suisse Mortgage Capital Certificates
5.750% 02/25/36	3,434,826	3,372,000
GMAC Mortgage Corporation Loan Trust
1.022% 05/25/18 (e)	1,882,597	1,772,157
IMPAC CMB Trust
0.902% 08/25/35 (e)	1,125,831	263,471
JPMorgan Mortgage Trust
5.686% 04/25/37 (e)	9,282,064	5,803,756
5.754% 04/25/36 (e)	13,363,165	7,959,837
6.047% 10/25/36 (e)	12,597,560	8,268,331
MASTR Asset Securitization Trust
5.750% 05/25/36	9,912,179	9,464,456
PNC Mortgage Securities Corp.
(h) 04/28/27 (d)	3,353	1,106
Residential Accredit Loans, Inc.
1.122% 07/25/32 (e)	29,242	20,804
SACO I, Inc.
7.000% 08/25/36 (a)(d)	120,572	84,400
Structured Adjustable Rate Mortgage Loan Trust
5.801% 07/25/36 (e)	3,690,880	1,804,064
Structured Asset Securities Corp.
5.500% 05/25/33	267,206	217,162
5.500% 07/25/33	165,548	155,285
5.750% 04/25/33	1,640,267	1,432,418
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	2,572,073	1,892,682
Washington Mutual Mortgage Pass-Through Certificates
5.530% 01/25/37 (e)	17,406,861	11,428,095
5.609% 11/25/36 (e)	12,288,411	8,018,290
5.831% 07/25/37 (e)	10,027,872	4,880,921
6.063% 10/25/36 (e)	6,884,883	4,779,497
Wells Fargo Mortgage Backed Securities Trust
4.500% 08/25/18	1,302,836	1,229,023
4.956% 09/25/35 (e)	3,784,619	3,131,636
5.240% 04/25/36 (e)	6,728,063	4,068,849
5.250% 08/25/33	1,451,171	1,430,982
Non-Agency Total		113,958,880
Total Collateralized Mortgage Obligations (cost of $236,927,386)		194,145,136

See Accompanying Notes to Financial Statements.

37

Columbia Short Term Bond Fund

March 31, 2009

Mortgage-Backed Securities – 11.1%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	3,122,894	3,168,826
4.114% 03/01/34 (e)	1,321,078	1,336,880
4.500% 11/01/20	2,550,489	2,631,999
4.500% 03/01/21	5,232,873	5,391,246
4.890% 04/01/35 (e)	677,870	690,179
5.500% 05/01/17	116,176	121,975
5.500% 09/01/17	392,867	412,478
5.500% 01/01/19	10,715	11,203
5.500% 07/01/19	424,034	443,345
5.500% 12/01/20	5,785,886	6,043,961
5.500% 01/01/21	10,854,415	11,338,567
5.500% 02/01/21	10,115,426	10,560,294
5.604% 01/01/36 (e)	2,349,890	2,423,033
5.886% 07/01/36 (e)	98,257	102,164
6.000% 03/01/17	52,523	55,325
6.000% 04/01/17	56,270	59,272
6.000% 06/01/17	3,478	3,664
6.000% 08/01/17	161,705	170,333
6.000% 08/01/21	1,654,568	1,734,831
6.000% 09/01/21	569,660	597,295
6.000% 10/01/21	6,728,265	7,054,656
7.000% 11/01/28	288,193	310,894
7.500% 09/01/15	77,701	82,087
8.500% 07/01/30	40,706	44,441
Federal National Mortgage Association
3.218% 06/01/33 (e)	2,513,406	2,467,083
4.202% 03/01/34 (e)	1,777,714	1,779,589
4.277% 04/01/34 (e)	2,040,506	2,064,954
4.500% 11/01/14	1,877,729	1,931,180
4.500% 06/01/34 (e)	1,183,251	1,206,288
4.615% 07/01/34 (e)	3,639,311	3,709,670
4.745% 07/01/34 (e)	2,066,859	2,110,159
4.805% 06/01/35 (e)	2,934,447	3,001,806
4.887% 01/01/35 (e)	2,003,213	2,038,705
4.995% 07/01/35 (e)	2,632,648	2,717,827
5.000% 07/01/22	16,999,445	17,651,621
5.000% 01/01/24	9,507,498	9,868,743
5.480% 10/01/35 (e)	2,410,102	2,512,064
5.500% 05/01/21	1,234,700	1,289,387
5.500% 11/01/21	7,919,479	8,270,246
5.500% 01/01/24	9,658,716	10,081,446
5.634% 04/01/36 (e)	4,891,018	4,964,154
5.792% 07/01/36 (e)	127,258	132,356
6.000% 05/01/09	8,477	8,571
6.000% 03/01/37	3,204,421	3,334,257
6.108% 09/01/37 (e)	1,783,124	1,856,206
6.500% 03/01/12	14,637	15,347
7.500% 08/01/15	44,276	46,541
7.500% 10/01/28	1,505,080	1,632,046

	Par ($)	Value ($)
7.500% 01/01/29	543,273	589,103
8.000% 05/01/15	71,548	75,792
8.000% 01/01/16	148,509	157,301
8.000% 08/01/30	20,359	22,132
8.000% 05/01/31	53,460	58,115
8.000% 07/01/31	26,442	28,700
9.000% 04/01/16	787	792
Government National Mortgage Association
4.250% 03/20/30 (e)	60,983	62,321
4.625% 07/20/18 (e)	286,940	292,827
5.375% 04/20/22 (e)	1,689,795	1,723,869
5.375% 06/20/29 (e)	292,183	297,524
6.500% 09/15/13	31,781	33,512
6.500% 03/15/32	2,677	2,847
6.500% 11/15/33	273,940	288,257
7.000% 11/15/13	42,121	44,387
7.000% 04/15/29	59,789	64,269
7.000% 08/15/29	2,978	3,201
8.000% 10/15/17	308,775	330,962
8.500% 09/15/09	54	55
8.500% 04/15/10	2,195	2,207
9.000% 12/15/09	507	509
Small Business Administration
0.875% 06/25/22 (e)	192,851	189,660
Total Mortgage-Backed Securities (cost of $139,921,126)		143,747,536
Commercial Mortgage-Backed Securities – 7.1%
Bear Stearns Commercial Mortgage Securities, Inc.
3.869% 02/11/41	1,288,017	1,286,303
6.480% 02/15/35	765,000	768,219
7.590% 10/15/32 (e)	5,000,000	4,086,454
CS First Boston Mortgage Securities Corp.
3.727% 03/15/35	585,395	562,092
4.302% 07/15/36	2,446,864	2,434,855
4.512% 07/15/37	1,000,000	940,463
4.938% 12/15/40	1,771,230	1,764,378
First Union National Bank Commercial Mortgage
6.141% 02/12/34	3,175,000	3,150,923
7.390% 12/15/31	5,872,141	5,891,017
GE Capital Commercial Mortgage Corp.
4.970% 08/11/36	1,941,904	1,906,397
GS Mortgage Securities Trust
5.690% 08/10/45	7,435,078	7,287,078
JPMorgan Chase Commercial Mortgage Securities Corp.
4.334% 07/15/42	173,052	172,503
4.914% 07/12/37	6,068,457	6,020,173
5.538% 02/12/49	11,441,112	11,319,047
5.651% 06/15/49	2,124,177	2,104,298

See Accompanying Notes to Financial Statements.

38

Columbia Short Term Bond Fund

March 31, 2009

Commercial Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
JPMorgan Commercial Mortgage Finance Corp.
6.812% 01/15/30	8,428,000	8,425,458
LB Commercial Conduit Mortgage Trust
7.020% 06/15/31	3,900,000	3,832,850
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	2,380,951	2,379,475
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.379% 12/15/30 (e)	5,055,201	82,591
Merrill Lynch Mortgage Trust
4.446% 09/12/42	1,147,507	1,144,732
Morgan Stanley Capital I
4.690% 06/13/41	1,398,711	1,346,250
5.257% 12/15/43	3,797,876	3,765,561
5.283% 11/12/41	1,372,000	1,220,562
Nomura Asset Securities Corp.
6.590% 03/15/30	129,987	129,955
PNC Mortgage Acceptance Corp.
5.910% 03/12/34	342,069	341,854
Prudential Securities Secured Financing Corp.
7.723% 06/16/31 (e)	11,446,000	11,405,612
7.723% 06/16/31 (e)	1,430,000	1,417,017
Salomon Brothers Mortgage Securities VII
6.428% 12/18/35	1,110,353	1,111,027
Wachovia Bank Commercial Mortgage Trust
5.323% 10/15/48	6,117,473	6,151,466
Total Commercial Mortgage-Backed Securities (cost of $94,841,672)		92,448,610
Securities Lending Collateral – 9.1%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield 0.943%) (i)	118,034,036	118,034,036
Total Securities Lending Collateral (cost of $118,034,036)		118,034,036
Short-Term Obligations – 3.6%
	Par ($)
Repurchase Agreement – 2.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Treasury Obligation maturing 04/29/13, market value $34,278,256 (repurchase proceeds $33,604,131)	33,604,000	33,604,000

	Par ($)	Value ($)
U.S. Government Obligations – 1.0%
Federal Home Loan Mortgage Corp. (h) 08/17/09 (j)	13,500,000	13,484,988
Total Short-Term Obligations (cost of $46,953,925)		47,088,988
Total Investments – 109.2% (cost of $1,471,414,359) (l)		1,421,216,331
Obligations to Return Collateral for Securities Loaned – (9.1)%		(118,034,036)
Other Assets & Liabilities, Net – (0.1)%		(1,278,578)
Net Assets – 100.0%		1,301,903,717

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $26,594,835, which represents 2.0% of net assets.

(b)  Investments in affiliates during the twelve months ended March 31, 2009: Security name: Countrywide Home Loans, Inc., 4.125% 09/15/09

Par as of 03/31/08:	$4,625,000
Par purchased:	$–
Par sold:	$–
Par as of 03/31/09:	$4,625,000
Net realized gain/loss:	$–
Interest income earned:	$190,781
Value at end of period:	$4,570,328

  Security name: Merrill Lynch & Co., Inc. 6.150% 04/25/13
4.125% 01/15/09

Par as of 03/31/08:	$4,500,000
Par purchased prior to 01/01/09:	$–
Par matured:	$2,500,000
Par as of 03/31/09:	$2,000,000
Net realized gain/loss:	$–
Interest income earned:	$114,800
Value at end of period:	$1,681,194

  Merrill Lynch & Co., Inc. became an affiliate on January 1, 2009.

(c)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of this security amounted to $684,038, which represents 0.1% of net assets.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $5,769,544, which represents 0.4% of net assets.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(f)  All or a portion of this security was on loan at March 31, 2009. The total market value of securities on loan at March 31, 2009 is $115,738,471.

(g)  The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2009, the total market value of securities pledged amounted to $1,224,087.

(h)  Zero coupon bond.

(i)  Investment made with cash collateral received from securities lending activity.

(j)  The rate shown represents the annualized yield at the date of purchase or the date of coupon reset.

(k)  Security is guaranteed by the Federal Deposit Insurance Company.

(l)  Cost for federal income tax purposes is $1,471,678,145.

See Accompanying Notes to Financial Statements.

39

Columbia Short Term Bond Fund

March 31, 2009

At March 31, 2009, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5 Year U.S. Treasury Note	587	$69,715,422	$68,982,940	June-2009	$732,482

  On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$250,703,254	$732,482
Level 2 – Other Significant Observable Inputs	1,160,924,054	–
Level 3 – Significant Unobservable Inputs	9,589,023	–
Total	$1,421,216,331	$732,482

* Other financial instruments consist of futures contracts which are not included in the investment portfolio.

  The following table reconciles asset balances for the year ended March 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$10,584,107	$–
Accretion of Discounts/ Amortization of Premiums	90	–
Realized gain	6	–
Change in unrealized depreciation	(160,504)	–
Net purchases	9,470,638	–
Transfers out of Level 3	(10,305,314)	–
Balance as of March 31, 2009	$9,589,023	$–

  The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $160,504. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

  The information in the above reconciliation represents fiscal year to date activity for any securities identified as Level 3 at either the beginning or the end of the current fiscal period.

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	26.3
Asset-Backed Securities	21.0
Government & Agency Obligations	16.1
Collateralized Mortgage Obligations	14.9
Mortgage-Backed Securities	11.1
Commercial Mortgage-Backed Securities	7.1
96.5
Securities Lending Collateral	9.1
Short-Term Obligations	3.6
Obligations to Return Collateral for Securities Loaned	(9.1)
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

40

Investment Portfolio – Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 88.2%
	Par ($) (a)	Value ($)
Basic Materials – 6.5%
Chemicals – 1.6%
Agricultural Chemicals – 0.3%
Mosaic Co.
7.625% 12/01/16 (b)	1,640,000	1,607,200
		1,607,200
Chemicals-Diversified – 1.3%
EquiStar Chemicals LP
7.550% 02/15/26 (d)	2,925,000	292,500
INVISTA
9.250% 05/01/12 (b)	5,740,000	5,137,300
Millennium America, Inc.
7.625% 11/15/26 (d)	4,720,000	47,200
NOVA Chemicals Corp.
5.720% 11/15/13 (c)	2,730,000	2,047,500
Tronox Worldwide LLC/Tronox Finance Corp.
9.500% 12/01/12 (e)	5,525,000	732,063
		8,256,563
Chemicals-Specialty – 0.0%
MacDermid, Inc.
9.500% 04/15/17 (b)	890,000	307,050
		307,050
Chemicals Total		10,170,813
Forest Products & Paper – 3.5%
Paper & Related Products – 3.5%
Bowater, Inc.
9.375% 12/15/21	5,545,000	499,050
9.500% 10/15/12	105,000	9,450
Domtar Corp.
7.875% 10/15/11	5,005,000	4,054,050
Georgia-Pacific Corp.
7.000% 01/15/15 (b)	4,750,000	4,441,250
7.750% 11/15/29	2,930,000	2,168,200
8.000% 01/15/24	921,000	732,195
8.875% 05/15/31	6,745,000	5,396,000
Norske Skog
7.375% 03/01/14	1,850,000	656,750
8.625% 06/15/11	2,580,000	1,180,350
Smurfit Capital Funding PLC
7.500% 11/20/25	4,100,000	2,316,500
		21,453,795
Forest Products & Paper Total		21,453,795

	Par ($) (a)	Value ($)
Iron/Steel – 0.0%
Steel-Specialty – 0.0%
UCAR Finance, Inc.
10.250% 02/15/12	138,000	124,890
		124,890
Iron/Steel Total		124,890
Metals & Mining – 1.4%
Metal-Diversified – 1.4%
Allegheny Ludlum Corp.
6.950% 12/15/25	3,850,000	3,029,815
Allegheny Technologies, Inc.
8.375% 12/15/11	2,320,000	2,258,576
Freeport-McMoRan Copper & Gold, Inc.
7.084% 04/01/15 (c)	1,285,000	1,056,912
8.375% 04/01/17	2,220,000	2,075,700
		8,421,003
Metals & Mining Total		8,421,003
Basic Materials Total		40,170,501
Communications – 16.6%
Advertising – 0.8%
Advertising Agencies – 0.8%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	8,096,000	5,100,480
		5,100,480
Advertising Total		5,100,480
Internet – 0.5%
E-Commerce/Services – 0.5%
Expedia, Inc.
7.456% 08/15/18	3,425,000	2,877,000
		2,877,000
Internet Total		2,877,000
Media – 6.3%
Cable TV – 4.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
8.000% 04/30/12 (b)	5,230,000	4,785,450
Charter Term Loan Incremental Term Loan
3.180% 03/06/14 (c)(f)(g)	2,470,000	2,014,080
CSC Holdings, Inc.
6.750% 04/15/12	2,300,000	2,213,750
8.500% 06/15/15 (b)	1,080,000	1,055,700

See Accompanying Notes to Financial Statements.

41

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)		Value ($)
Rainbow National Services LLC
8.750% 09/01/12 (b)		4,605,000	4,605,000
10.375% 09/01/14 (b)		1,556,000	1,587,120
Shaw Communications, Inc.
7.500% 11/20/13	CAD	6,060,000	5,099,379
Videotron Ltee
6.375% 12/15/15		665,000	602,656
6.875% 01/15/14		5,500,000	5,197,500
			27,160,635
Multimedia – 0.9%
CanWest MediaWorks LP
9.250% 08/01/15 (b)		2,310,000	161,700
CW Media Holdings, Inc.
PIK,
13.500% 08/15/15 (b)		1,100,577	448,485
Lamar Media Corp.
6.625% 08/15/15		4,620,000	3,332,650
7.250% 01/01/13		800,000	689,000
LBI Media, Inc.
8.500% 08/01/17 (b)		2,065,000	557,550
			5,189,385
Publishing-Books – 0.3%
Houghton Mifflin Co.
7.200% 03/15/11		2,270,000	1,949,363
			1,949,363
Publishing-Newspapers – 0.4%
Morris Publishing Group LLC
7.000% 08/01/13 (e)		5,550,000	256,687
Sun Media Corp.
7.625% 02/15/13		3,800,000	2,166,000
			2,422,687
Publishing-Periodicals – 0.1%
Ziff Davis Media, Inc.
(h) 05/01/12 (i)		3,090,000	157,899
PIK,
13.500% 07/15/11 (i)		794,255	453,917
			611,816
Television – 0.2%
ION Media Networks, Inc.
4.344% 01/15/12 (b)(c)		5,235,000	871,882
PIK,
10.070% 01/15/13 (b)(c)(j)		1,473,804	—
			871,882
Media Total			38,205,768

	Par ($) (a)	Value ($)
Telecommunication Services – 9.0%
Cellular Telecommunications – 2.3%
Centennial Cellular Operating Co./Centennial Communications Corp.
8.125% 02/01/14	1,535,000	1,581,050
10.125% 06/15/13	2,800,000	2,898,000
Millicom International Cellular SA
10.000% 12/01/13	5,115,000	4,999,912
Rogers Wireless, Inc.
8.000% 12/15/12	3,025,000	3,051,469
Sprint Nextel Corp.
6.000% 12/01/16	2,335,000	1,669,525
		14,199,956
Media – 1.6%
Nielsen Finance LLC
2.533% 08/09/13 (c)(f)	5,848,813	4,542,580
4.388% 08/04/13 (c)	465,000	361,150
Quebecor Media, Inc.
7.750% 03/15/16	6,885,000	5,232,600
Quebecor World, Inc..
9.750% 01/15/15 (b)(d)	1,885,000	65,975
		10,202,305
Satellite Telecommunications – 1.8%
Inmarsat Finance II PLC
10.375% 11/15/12	5,755,000	5,898,875
Intelsat Subsidiary Holding Co., Ltd.
8.500% 01/15/13 (b)	4,795,000	4,519,287
8.875% 01/15/15 (b)	915,000	848,663
Loral Cyberstar, Inc.
10.000% 07/15/15 (i)(j)	1,164,000	—
		11,266,825
Telecommunication Equipment – 1.2%
Lucent Technologies, Inc.
6.450% 03/15/29	14,580,000	5,540,400
6.500% 01/15/28	920,000	349,600
Nortel Networks Ltd.
10.750% 07/15/16 (d)	5,140,000	976,600
10.750% 07/15/16 (b)(d)	2,445,000	440,100
		7,306,700
Telecommunication Services – 0.5%
Colo.Com, Inc.
13.875% 03/15/10 (b)(d)(i)(j)	944,357	—
GCI, Inc.
7.250% 02/15/14	3,225,000	2,821,875
PAETEC Holding Corp.
9.500% 07/15/15	110,000	77,000
		2,898,875

See Accompanying Notes to Financial Statements.

42

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Telephone-Integrated – 1.6%
Local Insight Regatta Holdings, Inc.
11.000% 12/01/17	1,130,000	262,725
Qwest Corp.
6.950% 06/30/10 (c)(f)	5,675,000	5,611,156
7.125% 11/15/43	2,950,000	1,814,250
7.250% 09/15/25	1,410,000	930,600
Virgin Media Finance PLC
9.125% 08/15/16	1,115,000	1,036,950
		9,655,681
Telecommunication Services Total		55,530,342
Communications Total		101,713,590
Consumer Cyclical – 9.3%
Airlines – 0.3%
DAE Aviation Holdings, Inc.
4.270% 07/31/14 (c)(f)	777,532	380,991
4.920% 07/31/14 (c)(f)	413,752	202,739
7.170% 07/31/14	1,171,390	573,981
11.250% 08/01/15 (b)	2,565,000	641,250
Delta Air Lines, Inc.
2.875% 02/06/24 (k)	1,555,000	9,330
2.875% 02/18/49 (k)	905,000	5,430
8.000% 06/03/23 (k)	2,885,000	17,310
8.300% 12/15/29 (k)	1,023,000	6,240
9.250% 03/15/49 (k)	715,000	4,362
9.750% 05/15/49 (k)	2,335,000	14,243
10.000% 08/15/49 (k)	1,945,000	11,865
10.375% 12/15/22 (k)	2,990,000	18,239
10.375% 02/01/49 (k)	4,295,000	26,199
Northwest Airlines, Inc.
7.625% 11/15/23 (k)	2,552,500	6,381
7.875% 03/15/13 (k)	2,390,800	5,977
8.700% 03/15/49 (k)	260,000	650
8.875% 06/01/49 (k)	971,900	2,430
9.875% 03/15/37 (k)	4,278,500	10,696
10.000% 02/01/49 (k)	2,426,300	6,066
Airlines Total		1,944,379
Apparel – 0.4%
Textile-Apparel – 0.4%
Unifi, Inc.
11.500% 05/15/14	4,560,000	2,211,600
		2,211,600
Apparel Total		2,211,600

	Par ($) (a)	Value ($)
Auto Manufacturers – 0.2%
Auto-Cars/Light Trucks – 0.2%
Ford Motor Co.
7.450% 07/16/31	3,760,000	1,193,800
		1,193,800
Auto Manufacturers Total		1,193,800
Auto Parts & Equipment – 1.2%
Auto/Truck Parts & Equipment-Original – 0.7%
Collins & Aikman Products Co.
12.875% 08/15/12 (b)(d)(i)	6,910,000	691
Johnson Controls, Inc.
5.250% 01/15/11	2,055,000	1,990,944
Lear Corp.
8.500% 12/01/13	466,000	104,850
8.750% 12/01/16	2,505,000	513,525
Tenneco Automotive, Inc.
8.125% 11/15/15	2,670,000	534,000
8.625% 11/15/14	3,145,000	581,825
10.250% 07/15/13	1,489,000	789,170
		4,515,005
Auto/Truck Parts & Equipment-Replacement – 0.2%
Allison Transmission
PIK,
11.250% 11/01/15 (b)	2,690,000	1,076,000
		1,076,000
Rubber-Tires – 0.3%
Goodyear Tire & Rubber Co.
6.318% 12/01/09 (c)	305,000	291,275
8.625% 12/01/11	1,980,000	1,643,400
		1,934,675
Auto Parts & Equipment Total		7,525,680
Distribution/Wholesale – 0.3%
ACE Hardware Corp.
9.125% 06/01/16 (b)	2,375,000	1,947,500
Distribution/Wholesale Total		1,947,500
Entertainment – 0.5%
Gambling (Non-Hotel) – 0.5%
Global Cash Access LLC
8.750% 03/15/12	1,115,000	914,300
Isle of Capri Casinos, Inc.
7.000% 03/01/14	2,926,000	1,726,340
		2,640,640

See Accompanying Notes to Financial Statements.

43

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Motion Pictures & Services – 0.0%
United Artists Theatre Circuit, Inc.
9.300% 07/01/15 (i)	211,683	127,010
		127,010
Entertainment Total		2,767,650
Housewares – 0.1%
Libbey Glass, Inc.
9.568% 06/01/11 (c)	1,630,000	733,500
Housewares Total		733,500
Leisure Time – 0.5%
Recreational Centers – 0.5%
Town Sports International, Inc.
2.375% 02/27/14 (c)(f)	2,033,500	1,016,750
11.000% 02/01/14	3,325,000	1,729,000
		2,745,750
Leisure Time Total		2,745,750
Lodging – 3.7%
Casino Hotels – 3.3%
Boyd Gaming Corp.
7.750% 12/15/12	5,831,000	4,693,955
Chukchansi Economic Development Authority
8.000% 11/15/13 (b)	1,475,000	320,813
FireKeepers Development Authority
13.875% 05/01/15 (b)	1,940,000	1,183,400
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (b)	3,315,000	2,187,900
Jacobs Entertainment, Inc.
9.750% 06/15/14	3,955,000	2,343,337
Mohegan Tribal Gaming Authority
6.375% 07/15/09	1,795,000	1,471,900
MTR Gaming Group, Inc.
9.000% 06/01/12	1,170,000	561,600
Penn National Gaming, Inc.
6.750% 03/01/15	3,215,000	2,732,750
6.875% 12/01/11	1,295,000	1,246,437
Pinnacle Entertainment, Inc.
7.500% 06/15/15	925,000	573,500
8.250% 03/15/12	1,260,000	1,102,500
8.750% 10/01/13	655,000	576,400
Seminole Hard Rock Entertainment, Inc.
3.820% 03/15/14 (b)(c)	2,045,000	1,063,400
		20,057,892
Hotels & Motels – 0.4%
Gaylord Entertainment Co.
6.750% 11/15/14	1,740,000	1,070,100

	Par ($) (a)	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	2,000,000	1,320,000
7.875% 05/01/12	505,000	431,775
		2,821,875
Lodging Total		22,879,767
Retail – 2.1%
Retail-Automobiles – 0.6%
Asbury Automotive Group, Inc.
7.625% 03/15/17	625,000	293,750
8.000% 03/15/14	1,690,000	819,650
KAR Holdings, Inc.
8.750% 05/01/14	1,075,000	569,750
10.000% 05/01/15	4,225,000	1,837,875
		3,521,025
Retail-Drug Stores – 0.5%
Rite Aid Corp.
7.500% 03/01/17	3,185,000	1,640,275
8.625% 03/01/15	5,180,000	1,165,500
		2,805,775
Retail-Miscellaneous/Diversified – 0.6%
Harry & David Holdings, Inc.
9.000% 03/01/13	570,000	122,550
Sally Holdings LLC
9.250% 11/15/14	2,000,000	1,895,000
Susser Holdings LLC
10.625% 12/15/13	1,805,000	1,750,850
		3,768,400
Retail-Propane Distributors – 0.2%
AmeriGas Partners LP
7.125% 05/20/16	845,000	794,300
7.250% 05/20/15	505,000	474,700
		1,269,000
Retail-Restaurants – 0.1%
Wendy's International, Inc.
6.250% 11/15/11	640,000	582,400
		582,400
Retail-Toy Store – 0.1%
Toys R Us, Inc.
7.625% 08/01/11	1,985,000	796,481
		796,481
Retail Total		12,743,081
Consumer Cyclical Total		56,692,707

See Accompanying Notes to Financial Statements.

44

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Consumer Non-Cyclical – 12.7%
Agriculture – 0.6%
Tobacco – 0.6%
Reynolds American, Inc.
7.625% 06/01/16	2,165,000	1,916,804
7.750% 06/01/18	2,185,000	1,924,933
		3,841,737
Agriculture Total		3,841,737
Beverages – 0.4%
Beverages-Wine/Spirits – 0.4%
Constellation Brands, Inc.
7.250% 05/15/17	2,575,000	2,446,250
		2,446,250
Beverages Total		2,446,250
Commercial Services – 1.3%
Commercial Services – 0.6%
Language Line Holdings, Inc.
11.125% 06/15/12	3,895,000	3,593,137
		3,593,137
Commercial Services-Finance – 0.1%
Cardtronics, Inc.
9.250% 08/15/13	680,000	435,200
		435,200
Printing-Commercial – 0.0%
Vertis, Inc.
PIK,
18.500% 10/01/12 (g)	1,908,328	309,670
		309,670
Schools – 0.6%
Knowledge Learning Corp., Inc.
7.750% 02/01/15 (b)	4,700,000	3,783,500
		3,783,500
Commercial Services Total		8,121,507
Food – 1.0%
Fisheries – 0.4%
ASG Consolidated LLC/ASG Finance, Inc.
11.500% 11/01/11	2,590,000	2,162,650
		2,162,650
Food-Retail – 0.6%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
10.625% 04/01/17	1,560,000	1,092,000

	Par ($) (a)	Value ($)
Pinnacle Foods Term B Loan
3.247% 02/02/14 (c)(f)	1,615,888	1,316,445
Stater Brothers Holdings
7.750% 04/15/15	1,155,000	1,108,800
8.125% 06/15/12	385,000	379,225
		3,896,470
Food Total		6,059,120
Healthcare Products – 3.5%
Medical Products – 3.5%
Biomet, Inc.
10.000% 10/15/17	1,855,000	1,836,450
11.625% 10/15/17	1,990,000	1,756,175
DJO Finance LLC/DJO Finance Corp.
10.875% 11/15/14	4,700,000	3,489,750
Hanger Orthopedic Group, Inc.
10.250% 06/01/14	3,560,000	3,560,000
Invacare Corp.
9.750% 02/15/15	2,110,000	2,030,875
Phibro Animal Health Corp.
10.000% 08/01/13 (b)	3,285,000	2,628,000
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp.
11.750% 11/15/14	2,760,000	1,697,400
Universal Hospital Services, Inc.
5.943% 06/01/15 (c)	1,240,000	899,000
PIK,
8.500% 06/01/15	1,820,000	1,619,800
VWR Funding, Inc.
PIK,
10.250% 07/15/15	2,510,000	1,706,800
		21,224,250
Healthcare Products Total		21,224,250
Healthcare Services – 4.7%
Medical Products – 1.1%
Rural/Metro Corp.
9.875% 03/15/15	2,410,000	1,952,100
Talecris Biotherapeutics
5.500% 12/06/13 (c)(f)	1,632,425	1,469,182
6.250% 12/06/13	4,175	3,758
7.740% 12/06/14 (c)(f)(g)	3,730,000	3,189,150
		6,614,190
Medical-Hospitals – 2.4%
Community Health Systems, Inc.
2.729% 07/14/25 (c)(f)	300,000	258,750
2.768% 07/25/14	150,000	129,375
2.768% 07/25/14 (c)(f)	911,365	786,053
3.506% 07/25/14 (c)(f)	6,481,499	5,590,293
8.875% 07/15/15	3,985,000	3,765,825

See Accompanying Notes to Financial Statements.

45

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
HCA, Inc.
6.300% 10/01/12	4,305,000	3,594,675
6.750% 07/15/13	360,000	269,100
Vanguard Health Holding Co. LLC
9.000% 10/01/14	455,000	401,537
		14,795,608
Medical-Nursing Homes – 0.2%
Skilled Healthcare Group, Inc.
11.000% 01/15/14	1,329,000	1,325,677
		1,325,677
MRI/Medical Diagnostic Imaging – 0.9%
Alliance Imaging, Inc.
7.250% 12/15/12	5,875,000	5,640,000
		5,640,000
Physical Therapy/Rehab Centers – 0.1%
Psychiatric Solutions, Inc.
7.750% 07/15/15	170,000	153,425
		153,425
Healthcare Services Total		28,528,900
Household Products/Wares – 0.3%
Consumer Products-Miscellaneous – 0.2%
Jarden Corp.
7.500% 05/01/17	1,225,000	986,125
		986,125
Office Supplies & Forms – 0.1%
ACCO Brands Corp.
7.625% 08/15/15	2,865,000	573,000
		573,000
Household Products/Wares Total		1,559,125
Pharmaceuticals – 0.9%
Medical-Drugs – 0.6%
Angiotech Pharmaceuticals, Inc.
5.011% 12/01/13 (c)	2,137,000	1,389,050
Catalent Pharma Solutions, Inc.
9.500% 04/15/15	3,895,000	934,800
Warner Chilcott Corp.
3.459% 01/18/11	15,549	14,325
3.459% 01/18/12 (c)(f)	91,994	84,749
8.750% 02/01/15	685,000	657,600
Series B,
3.459% 01/18/12 (c)(f)	459,731	423,527
Series C,
3.459% 01/18/11	177,951	163,937
		3,667,988

	Par ($) (a)	Value ($)
Vitamins & Nutrition Products – 0.3%
NBTY, Inc.
7.125% 10/01/15	2,635,000	2,147,525
		2,147,525
Pharmaceuticals Total		5,815,513
Consumer Non-Cyclical Total		77,596,402
Diversified – 0.6%
Holding Companies – 0.6%
Diversified Operations – 0.6%
Leucadia National Corp.
7.125% 03/15/17	5,630,000	3,856,550
		3,856,550
Holding Companies Total		3,856,550
Diversified Total		3,856,550
Energy – 13.3%
Coal – 0.3%
Peabody Energy Corp.
7.875% 11/01/26	1,855,000	1,655,588
Coal Total		1,655,588
Energy-Alternate Sources – 0.0%
Salton Sea Funding
8.300% 05/30/11	2,159	2,232
Energy-Alternate Sources Total		2,232
Oil & Gas – 7.6%
Oil & Gas Drilling – 0.6%
Parker Drilling Co.
9.625% 10/01/13	5,885,000	3,942,950
		3,942,950
Oil Companies-Exploration & Production – 6.7%
Chaparral Energy, Inc.
8.500% 12/01/15	5,825,000	2,009,625
8.875% 02/01/17	3,280,000	1,131,600
Chesapeake Energy Corp.
6.500% 08/15/17	2,000,000	1,630,000
6.875% 11/15/20	1,885,000	1,475,012
7.500% 09/15/13	1,040,000	951,600
Denbury Resources, Inc.
9.750% 03/01/16	1,625,000	1,568,125
Forest Oil Corp.
7.250% 06/15/19	2,000,000	1,580,000

See Accompanying Notes to Financial Statements.

46

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Hilcorp Energy LP/Hilcorp Finance Co.
7.750% 11/01/15 (b)	2,570,000	1,876,100
9.000% 06/01/16 (b)	1,110,000	821,400
Linn Energy LLC
9.875% 07/01/18 (b)	2,390,000	1,959,800
Mariner Energy, Inc.
7.500% 04/15/13	3,755,000	2,778,700
8.000% 05/15/17	190,000	125,400
Newfield Exploration Co.
6.625% 04/15/16	2,000,000	1,790,000
7.125% 05/15/18	2,930,000	2,593,050
PetroHawk Energy Corp.
7.875% 06/01/15 (b)	2,090,000	1,839,200
10.500% 08/01/14 (b)	1,000,000	995,000
Petroquest Energy, Inc.
10.375% 05/15/12	3,225,000	1,983,375
Plains Exploration & Production Co.
7.000% 03/15/17	1,175,000	934,125
7.625% 06/01/18	930,000	753,300
10.000% 03/01/16	2,520,000	2,381,400
SandRidge Energy, Inc.
8.000% 06/01/18 (b)	1,530,000	1,124,550
Stone Energy Corp.
6.750% 12/15/14	4,150,000	1,639,250
8.250% 12/15/11	1,195,000	627,375
Venoco, Inc.
8.750% 12/15/11	1,440,000	784,800
W&T Offshore, Inc.
8.250% 06/15/14 (b)	1,860,000	1,190,400
Whiting Petroleum Corp.
7.000% 02/01/14	5,620,000	4,215,000
		40,758,187
Oil Refining & Marketing – 0.3%
Frontier Oil Corp.
8.500% 09/15/16	1,900,000	1,871,500
		1,871,500
Oil & Gas Total		46,572,637
Oil & Gas Services – 0.6%
Oil Field Machinery & Equipment – 0.3%
Complete Production Services, Inc.
8.000% 12/15/16	2,650,000	1,682,750
		1,682,750
Oil-Field Services – 0.3%
Allis-Chalmers Energy, Inc.
8.500% 03/01/17	615,000	265,988
9.000% 01/15/14	4,075,000	1,894,875
		2,160,863
Oil & Gas Services Total		3,843,613

	Par ($) (a)	Value ($)
Pipelines – 4.7%
ANR Pipeline Co.
7.375% 02/15/24	1,205,000	1,158,185
9.625% 11/01/21	5,980,000	7,173,817
Copano Energy LLC/Copano Energy Finance Corp.
7.750% 06/01/18 (b)	6,145,000	4,885,275
El Paso Natural Gas Co.
7.625% 08/01/10	5,240,000	5,143,013
8.375% 06/15/32	1,860,000	1,769,654
8.625% 01/15/22	1,235,000	1,185,600
MarkWest Energy Partners LP
6.875% 11/01/14	1,065,000	750,825
8.500% 07/15/16	5,100,000	3,646,500
8.750% 04/15/18	2,535,000	1,768,162
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13	1,198,000	1,018,300
Pipelines Total		28,499,331
Retail – 0.1%
Energy-Alternate Sources – 0.1%
MXEnergy Holdings, Inc.
9.134% 08/01/11 (c)	2,830,000	919,750
		919,750
Retail Total		919,750
Energy Total		81,493,151
Financials – 11.9%
Diversified Financial Services – 5.9%
Finance-Auto Loans – 2.0%
AmeriCredit Corp.
8.500% 07/01/15	2,610,000	2,244,600
Daimler Chrysler 2nd Lien
7.060% 08/03/13 (c)(f)	6,415,000	1,706,390
Ford Motor Credit Co.
5.700% 01/15/10	2,435,000	2,085,726
7.250% 10/25/11	1,950,000	1,388,314
7.375% 10/28/09	2,355,000	2,112,082
7.875% 06/15/10	885,000	731,368
GMAC LLC
8.000% 11/01/31 (b)	4,872,000	2,344,212
		12,612,692
Finance-Investment Banker/Broker – 0.3%
LaBranche & Co., Inc.
11.000% 05/15/12	1,795,000	1,617,744
		1,617,744

See Accompanying Notes to Financial Statements.

47

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Finance-Other Services – 1.9%
AMR Real Estate Partners, LP
7.125% 02/15/13	6,570,000	5,223,150
8.125% 06/01/12	7,620,000	6,477,000
		11,700,150
Investment Management/Advisor Service – 0.4%
Janus Capital Group, Inc.
6.950% 06/15/17	3,065,000	1,519,394
Nuveen Investments, Inc.
10.500% 11/15/15 (b)	3,665,000	1,026,200
		2,545,594
Special Purpose Entity – 1.3%
Cedar Brakes LLC
8.500% 02/15/14 (b)	1,512,649	1,448,391
9.875% 09/01/13 (b)	2,350,269	2,413,820
Harley-Davidson Funding Corp.
6.800% 06/15/18 (b)	5,780,000	3,750,237
		7,612,448
Diversified Financial Services Total		36,088,628
Insurance – 3.3%
Insurance Brokers – 1.3%
HUB International Holdings, Inc.
9.000% 12/15/14 (b)	5,845,000	3,696,963
USI Holdings Corp.
5.113% 11/15/14 (b)(c)	1,365,000	641,550
9.750% 05/15/15 (b)	2,390,000	1,075,500
Willis North America, Inc.
6.200% 03/28/17	3,235,000	2,267,492
		7,681,505
Multi-Line Insurance – 0.9%
Fairfax Financial Holdings Ltd.
7.375% 04/15/18	875,000	771,094
7.750% 07/15/37	3,590,000	2,656,600
8.300% 04/15/26	185,000	138,750
Trinity Acquisition Ltd.
12.875% 12/31/16 (b)(i)	1,840,000	1,867,826
		5,434,270
Mutual Insurance – 0.0%
Lumbermens Mutual Casualty
8.300% 12/01/37 (b)(d)	180,000	1,800
8.450% 12/01/97 (b)(d)	4,600,000	46,000
9.150% 07/01/26 (b)(d)	9,865,000	98,650
		146,450
Property/Casualty Insurance – 0.9%
Crum & Forster Holdings Corp.
7.750% 05/01/17	6,950,000	5,421,000
		5,421,000

	Par ($) (a)	Value ($)
Reinsurance – 0.2%
Allied World Assurance Co. Holdings Ltd.
7.500% 08/01/16	2,235,000	1,422,034
		1,422,034
Insurance Total		20,105,259
Real Estate Investment Trusts (REITs) – 2.7%
REITS-Health Care – 0.4%
Omega Healthcare Investors, Inc.
7.000% 04/01/14	2,920,000	2,686,400
		2,686,400
REITS-Hotels – 0.9%
Host Hotels & Resorts LP
3.250% 04/15/24 (b)	1,185,000	1,075,387
6.875% 11/01/14	1,090,000	839,300
7.000% 08/15/12	1,355,000	1,144,975
Host Marriott Corp.
6.375% 03/15/15	1,635,000	1,209,900
6.750% 06/01/16	1,315,000	959,950
		5,229,512
REITS-Office Property – 0.4%
LNR Property
4.000% 07/12/11 (c)(f)	4,672,800	2,421,867
		2,421,867
REITS-Single Tenant – 1.0%
Trustreet Properties, Inc.
7.500% 04/01/15	5,950,000	5,861,315
		5,861,315
Real Estate Investment Trusts (REITs) Total		16,199,094
Financials Total		72,392,981
Industrials – 6.6%
Aerospace & Defense – 0.2%
Aerospace/Defense-Equipment – 0.2%
BE Aerospace, Inc.
8.500% 07/01/18	1,620,000	1,350,675
		1,350,675
Aerospace & Defense Total		1,350,675
Building Materials – 0.9%
Building & Construction Products-Miscellaneous – 0.2%
Building Materials Corp. of America
7.750% 08/01/14	1,750,000	1,203,125
		1,203,125

See Accompanying Notes to Financial Statements.

48

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Building Products-Cement/Aggregation – 0.7%
Texas Industries, Inc.
7.250% 07/15/13 (b)	5,730,000	4,326,150
7.250% 07/15/13	70,000	52,850
		4,379,000
Building Materials Total		5,582,125
Building Products – 0.1%
Chemical-Plastics – 0.1%
CPG International I, Inc.
10.500% 07/01/13	1,230,000	578,100
		578,100
Building Products Total		578,100
Electrical Components & Equipment – 0.2%
Wire & Cable Products – 0.2%
Belden, Inc.
7.000% 03/15/17	1,135,000	930,700
		930,700
Electrical Components & Equipment Total		930,700
Environmental Control – 0.7%
Pollution Control – 0.7%
Geo Sub Corp.
11.000% 05/15/12	6,165,000	4,392,563
		4,392,563
Environmental Control Total		4,392,563
Hand/Machine Tools – 0.2%
Machine Tools & Related Products – 0.2%
Thermadyne Holdings Corp.
9.500% 02/01/14	2,055,000	1,315,200
		1,315,200
Hand/Machine Tools Total		1,315,200
Metal Fabricate/Hardware – 0.6%
Metal Processors & Fabrication – 0.3%
Metals USA, Inc.
11.125% 12/01/15	1,465,000	879,000
Neenah Foundry Co.
9.500% 01/01/17	3,770,000	999,050
		1,878,050
Steel Pipe & Tube – 0.3%
Mueller Water Products, Inc.
7.375% 06/01/17	3,265,000	1,681,475
		1,681,475
Metal Fabricate/Hardware Total		3,559,525

	Par ($) (a)	Value ($)
Miscellaneous Manufacturing – 1.2%
Diversified Manufacturing Operators – 1.2%
Actuant Corp.
6.875% 06/15/17	2,215,000	1,877,212
Polypore, Inc.
8.750% 05/15/12	2,565,000	1,872,450
RBS Global, Inc. & Rexnord Corp.
9.500% 08/01/14	4,560,000	3,693,600
		7,443,262
Miscellaneous Manufacturing Total		7,443,262
Packaging & Containers – 0.6%
Containers-Metal/Glass – 0.6%
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	4,120,000	3,955,200
		3,955,200
Packaging & Containers Total		3,955,200
Transportation – 1.9%
Automotive – 0.8%
BHM Technologies
8.500% 10/11/26 (c)(f)(i)	1,695,343	220,395
12.250% 11/26/10 (c)(f)(i)	565,000	480,250
Navistar
3.729% 01/19/12 (c)(f)	1,365,333	1,061,547
3.768% 01/19/12 (c)(f)	3,754,667	2,919,253
		4,681,445
Transportation-Railroad – 0.6%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	4,350,000	3,436,500
		3,436,500
Transportation-Shipping – 0.5%
CEVA Group PLC
10.000% 09/01/14 (b)	475,000	181,688
Great Lakes Dredge & Dock Corp.
7.750% 12/15/13	2,945,000	2,356,000
Greenbrier Companies, Inc.
8.375% 05/15/15	2,130,000	844,013
		3,381,701
Transportation Total		11,499,646
Industrials Total		40,606,996

See Accompanying Notes to Financial Statements.

49

Columbia High Income Fund

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($) (a)	Value ($)
Technology – 3.1%
Semiconductors – 0.5%
Electronic Components-Miscellaneous – 0.5%
NXP BV/NXP Funding LLC
7.875% 10/15/14	14,410,000	3,350,325
		3,350,325
Semiconductors Total		3,350,325
Software – 2.6%
Application Software – 0.6%
SS&C Technologies, Inc.
11.750% 12/01/13	4,495,000	3,820,750
		3,820,750
Software – 1.9%
Sungard Data Systems, Inc.
2.283% 12/13/12 (b)	1,218,252	1,030,946
2.991% 12/13/12 (b)(c)(f)	4,501,002	3,808,973
4.875% 01/15/14	3,585,000	2,939,700
10.625% 05/15/15 (b)	4,190,000	3,666,250
		11,445,869
Transactional Software – 0.1%
Open Solutions, Inc.
9.750% 02/01/15 (b)	3,540,000	535,425
		535,425
Software Total		15,802,044
Technology Total		19,152,369
Utilities – 7.6%
Electric – 6.8%
Electric-Generation – 1.2%
Intergen NV
9.000% 06/30/17 (b)	5,835,000	5,280,675
Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% 07/02/26	2,490,000	2,241,000
		7,521,675
Electric-Integrated – 2.8%
Energy Future Holdings Corp.
10.875% 11/01/17	4,610,000	2,973,450
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	2,475,000	2,190,375
PNM Resources, Inc.
9.250% 05/15/15	2,915,000	2,576,131
Public Service Co. of New Mexico
7.950% 05/15/18	3,265,000	2,865,038

	Par ($) (a)	Value ($)
Texas Competitive Electric Holdings Co. LLC
3.969% 10/10/14	2,745,607	1,805,665
4.018% 10/10/14	19,711	12,957
4.033% 10/10/14 (c)(f)	6,458,908	4,242,797
Western Resources
7.125% 08/01/09	375,000	373,479
		17,039,892
Independent Power Producer – 2.8%
AES Eastern Energy LP
9.000% 01/02/17	3,998,261	3,638,418
9.670% 01/02/29	1,175,000	1,045,750
Calpine Corp.
4.335% 03/29/14 (c)(f)	7,919,799	6,028,947
Reliant Energy, Inc.
7.625% 06/15/14	1,130,000	915,300
7.875% 06/15/17	6,700,000	5,293,000
		16,921,415
Electric Total		41,482,982
Gas Utilities – 0.8%
Retail-Propane Distributors – 0.8%
Star Gas Partners LP/Star Gas Finance Co.
10.250% 02/15/13	5,640,000	4,709,400
		4,709,400
Gas Utilities Total		4,709,400
Utilities Total		46,192,382
Total Corporate Fixed-Income Bonds & Notes (cost of $754,005,152)		539,867,629
Preferred Stock – 0.8%
	Shares
Financials – 0.8%
Real Estate Investment Trusts (REITs) – 0.8%
REITS-Diversified – 0.8%
Sovereign Real Estate Investment Corp., 12.00% (b)	7,527,000	4,600,879
		4,600,879
Real Estate Investment Trusts (REITs) Total		4,600,879
Financials Total		4,600,879
Total Preferred Stock (cost of $9,802,860)		4,600,879

See Accompanying Notes to Financial Statements.

50

Columbia High Income Fund

March 31, 2009

Convertible Bonds – 0.6%
	Par ($) (a)	Value ($)
Communications – 0.3%
Media – 0.3%
Television – 0.3%
Sinclair Broadcast Group, Inc.
3.000% 05/15/27	3,540,000	2,026,650
		2,026,650
Media Total		2,026,650
Internet – 0.0%
Web Portals/ISP – 0.0%
At Home Corp.
4.750% 12/15/06 (e)(i)	3,896,787	389
		389
Internet Total		389
Communications Total		2,027,039
Consumer Cyclical – 0.0%
Airlines – 0.0%
Delta Air Lines, Inc.
8.000% 06/03/49 (k)	2,256,000	13,536
Airlines Total		13,536
Consumer Cyclical Total		13,536
Consumer Discretionary – 0.3%
Specialty Retail – 0.3%
United Auto Group, Inc.
3.500% 04/01/26	1,989,000	1,588,714
Specialty Retail Total		1,588,714
Consumer Discretionary Total		1,588,714
Financials – 0.0%
Insurance – 0.0%
Life/Health Insurance – 0.0%
Conseco, Inc.
3.500% 09/30/35 (b)(l)
(0.000% 09/30/10)	695,000	159,850
		159,850
Insurance Total		159,850
Financials Total		159,850
Total Convertible Bonds (cost of $5,526,239)		3,789,139

Convertible Preferred Stock – 0.5%
	Shares	Value ($)
Technology – 0.5%
Software – 0.5%
Quadramed Corp. 5.50% (b)	246,600	3,018,631
Software Total		3,018,631
Technology Total		3,018,631
Total Convertible Preferred Stock (cost of $5,957,100)		3,018,631
Common Stocks – 0.2%
Communications – 0.0%
Media – 0.0%
Haights Cross Communications (i)(j)	275,078	—
Vertis Holdings, Inc. (i)	1,908	19
Ziff Davis Media, Inc. (i)	12,260	123
Media Total		142
Communications Total		142
Consumer Cyclical – 0.0%
Airlines – 0.0%
Delta Air Lines, Inc. (k)(m)	2,739	15,420
Airlines Total		15,420
Consumer Cyclical Total		15,420
Consumer Discretionary – 0.0%
Media – 0.0%
AH Belo Corp., Class A	18,600	18,228
Media Total		18,228
Consumer Discretionary Total		18,228
Financials – 0.0%
Diversified Financial Services – 0.0%
Adelphia Recovery Trust (i)(m)	1,410,902	14,109
Diversified Financial Services Total		14,109
Financials Total		14,109
Information Technology – 0.0%
Communications Equipment – 0.0%
Loral Space & Communications, Inc. (m)	49	1,047
Communications Equipment Total		1,047
Information Technology Total		1,047

See Accompanying Notes to Financial Statements.

51

Columbia High Income Fund

March 31, 2009

Common Stocks (continued)
	Shares	Value ($)
Technology – 0.1%
Software – 0.1%
Quadramed Corp. (m)	94,933	573,395
Software Total		573,395
Technology Total		573,395
Transportation – 0.0%
Automotive – 0.0%
BHM Technologies (i)	116,497	1,165
Automotive Total		1,165
Transportation Total		1,165
Utilities – 0.1%
Gas Utilities – 0.1%
Star Gas Partners LP	296,500	770,900
Gas Utilities Total		770,900
Utilities Total		770,900
Total Common Stocks (cost of $4,396,734)		1,394,406
Warrants – 0.0%
	Units
Communications – 0.0%
Media – 0.0%
Multimedia – 0.0%
Haights Cross Communications
Expires 12/10/11 (i)(j)(m)	1,366	—
		—
Media Total		—
Telecommunication Services – 0.0%
Colo.Com, Inc.
Expires 03/15/10 (b)(i)(j)(m)	1,145	—
Telecommunication Services Total		—
Communications Total		—
Total Warrants (cost of $23,848)		—

Short-Term Obligation – 7.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09, at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 03/30/10, market value $47,151,825 (repurchase proceeds $46,227,180)	46,227,000	46,227,000
Total Short-Term Obligation (cost of $46,227,000)		46,227,000
Investments Total – 97.9% (cost of $825,938,933) (n)		598,897,684
Other Assets & Liabilities, Net – 2.1%		12,711,650
Net Assets – 100.0%		611,609,334

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid except for the following, amounted to $109,250,269, which represents 17.9% of net assets.

Security	Acquisition Date	Shares/ Par	Cost	Value
Colo.Com, Inc. 13.875% 03/15/10	01/12/04	945,502	$171,420	$–
Quadramed Corp., 5.50% Preferred Stock	06/21/05	246,600	5,957,100	3,018,631
Sovereign Real Estate Investment Corp., 12.00% Preferred Stock	07/27/05	7,527,000	9,802,860	4,600,879
				$7,619,510

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(d)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $1,969,516, which represents 0.3% of net assets.

(e)  The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $989,139, which represents 0.2% of net assets.

(f)  Loan participation agreement.

(g)  Security purchased on a delayed delivery basis.

(h)  Zero coupon bond.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $3,323,793, which represents 0.5% of net assets.

(j)  Security has no value.

(k)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(l)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(m)  Non-income producing security.

(n)  Cost for federal income tax purposes is $829,719,309.

See Accompanying Notes to Financial Statements.

52

Columbia High Income Fund

March 31, 2009

  On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,378,991	$–
Level 2 – Other Significant Observable Inputs	596,062,726	–
Level 3 – Significant Unobservable Inputs	1,455,967	–
Total	$598,897,684	$–

The following table reconciles asset balances for the year ended March 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$2,862,210	$–
Accretion of Discounts/ Amortization of Premiums	(24,717)	–
Realized loss	(2,231,666)	–
Change in unrealized depreciation	(6,568,687)	–
Net sales	(22,277)	–
Transfers into Level 3	7,441,104	–
Balance as of March 31, 2009	$1,455,967	$–

The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $6,568,687. This amount is included in net change in unrealized depreciation on the Statement of Changes in Net Assets.

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

At March 31, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	88.2
Preferred Stock	0.8
Convertible Bonds	0.6
Convertible Preferred Stock	0.5
Common Stocks	0.2
Warrants	0.0	*
	90.3
Short Term Obligation	7.6
Other Assets & Liabilities, Net	2.1
	100.0

*  Represent less than 0.1%

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

53

Statements of Assets and Liabilities – Corporate Bond Funds
March 31, 2009

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Assets
Unaffiliated investments, at identified cost	1,321,610,872	1,464,824,720	825,938,933
Affiliated investments, at identified cost	10,351,782	6,589,639	—
Total investments, at identified cost	1,331,962,654	1,471,414,359	825,938,933
Unaffiliated investments, at value	1,220,801,949	1,414,964,809	598,897,684
Affiliated investments, at value	7,299,228	6,251,522	—
Total investments, at value (including securities on loan of $1,008,053, $115,738,471 and $—, respectively)	1,228,101,177	1,421,216,331	598,897,684
Cash	2,901	475	204,209
Cash collateral for open credit default swap contracts	880,000	—	—
Foreign currency (cost of $135,611, $— and $—, respectively)	132,886	—	—
Unrealized appreciation on forward foreign currency exchange contracts	423,646	—	—
Open credit default swap contracts	732,641	—	—
Receivable for:
Investments sold	89,231,905	—	478,557
Fund shares sold	494,742	4,238,324	412,542
Dividends	10	—	—
Interest	11,520,349	8,242,264	16,854,070
Securities lending	5,830	61,388	—
Foreign tax reclaims	13,341	—	—
Futures variation margin	—	160,276	—
Expense reimbursement due from investment advisor	—	23,276	—
Trustees' deferred compensation plan	4,661	9,304	—
Other assets	18,694	16,903	8,887
Total Assets	1,331,562,783	1,433,968,541	616,855,949
Liabilities
Collateral on securities loaned	1,023,975	118,034,036	—
Open credit default swap contracts	852,864	—	—
Unrealized depreciation on forward foreign currency exchange contracts	1,259,580	—	—
Payable for:
Investments purchased	97,259,079	8,699,964	1,241,419
Investments purchased on a delayed delivery basis	—	—	2,291,886
Fund shares repurchased	1,958,102	1,617,834	1,064,719
Futures variation margin	131,078	—	—
Distributions	3,363,465	2,913,217	—
Investment advisory fee	378,641	320,209	271,076
Administration fee	143,924	119,320	103,624
Transfer agent fee	105,390	115,853	82,545
Trustees' fees	63,945	86,740	47,356
Pricing and bookkeeping fees	24,387	19,363	16,499
Custody fee	21,060	8,324	3,554
Distribution and service fees	11,334	49,255	62,926
Chief compliance officer expenses	294	258	226
Interest payable	116	—	—
Trustees' deferred compensation plan	4,661	9,304	—
Other liabilities	60,408	71,147	60,785
Total Liabilities	106,662,303	132,064,824	5,246,615
Net Assets	1,224,900,480	1,301,903,717	611,609,334

See Accompanying Notes to Financial Statements.

54

Statements of Assets and Liabilities (continued) – Corporate Bond Funds
March 31, 2009

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Assets Consist of
Paid-in capital	1,422,022,010	1,391,575,373	880,618,604
Undistributed (Overdistributed) net investment income	(6,237,590)	(995,592)	1,828,682
Accumulated net realized loss	(84,406,089)	(39,210,518)	(43,794,723)
Net unrealized appreciation (depreciation) on:
Investments	(103,861,477)	(50,198,028)	(227,041,249)
Foreign currency translations and forward foreign currency exchange contracts	(863,638)	—	(1,980)
Futures contracts	(1,611,176)	732,482	—
Credit default swap contracts	(141,560)	—	—
Net Assets	1,224,900,480	1,301,903,717	611,609,334
Class A
Net assets	$18,220,644	$121,913,984	$70,835,750
Shares outstanding	2,090,546	12,873,127	11,966,663
Net asset value per share (a)	$8.72	$9.47	$5.92
Maximum sales charge	3.25%	1.00%	4.75%
Maximum offering price per share (b)	$9.01	$9.57	$6.22
Class B
Net assets	$4,861,329	$10,501,572	$36,666,802
Shares outstanding	557,555	1,109,469	6,211,123
Net asset value per share (a)	$8.72	$9.47	$5.90
Class C
Net assets	$3,529,313	$35,925,661	$17,990,882
Shares outstanding	404,912	3,797,518	3,062,921
Net asset value per share (a)	$8.72	$9.46	$5.87
Class Z
Net assets	$1,198,289,194	$1,133,562,500	$486,115,900
Shares outstanding	137,355,352	119,913,535	81,345,696
Net asset value per share	$8.72	$9.45	$5.98

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

55

Statements of Operations – Corporate Bond Funds
For the Year Ended March 31, 2009

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Investment Income
Interest	83,106,642	61,334,677	64,376,723
Interest from affiliates	641,975	305,581	—
Dividends	502	—	388,160
Securities lending	351,566	713,520	—
Foreign taxes withheld	(989)	—	—
Total Investment Income	84,099,696	62,353,778	64,764,883
Expenses
Investment advisory fee	5,302,451	3,615,919	3,760,114
Administration fee	2,099,443	1,550,851	1,462,420
Shareholder servicing and distribution fee:
Class A	48,524	218,682	212,923
Distribution fee:
Class B	43,034	91,255	377,997
Class C	22,949	181,761	161,528
Service fee:
Class B	14,345	30,419	125,999
Class C	7,650	60,587	53,843
Transfer agent fee	1,003,556	638,703	756,665
Pricing and bookkeeping fees	191,276	171,635	159,698
Trustees' fees	9,034	11,737	(2,655)
Custody fee	96,840	42,467	21,817
Chief compliance officer expenses	728	800	870
Other expenses	260,262	232,823	294,066
Expenses before interest expense	9,100,092	6,847,639	7,385,285
Interest expense	1,400	—	—
Total Expenses	9,101,492	6,847,639	7,385,285
Fees waived by transfer agent	—	—	(10,337)
Fees waived or expenses reimbursed by investment advisor and/or administrator	—	(463,357)	—
Fees waived by distributor—Class C	—	(106,633)	—
Expense reductions	(6,006)	(4,808)	(2,748)
Net Expenses	9,095,486	6,272,841	7,372,200
Net Investment Income	75,004,210	56,080,937	57,392,683

See Accompanying Notes to Financial Statements.

56

Statements of Operations – Corporate Bond Funds
For the Year Ended March 31, 2009 (continued)

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency, Futures Contracts and Credit Default Swap Contracts
Net realized gain (loss) on:
Affiliated investments	(60,896)	—	—
Unaffiliated investments	(54,875,367)	975,833	(42,528,975)
Foreign currency transactions	4,762,150	—	(64,112)
Futures contracts	(468,487)	914,675	—
Credit default swap contracts	3,463,548	—	—
Net realized gain (loss)	(47,179,052)	1,890,508	(42,593,087)
Net change in unrealized appreciation (depreciation) on:
Investments	(89,406,209)	(56,644,055)	(159,017,002)
Foreign currency translations	(905,176)	—	(26,740)
Futures contracts	(3,099,996)	336,730	—
Credit default swap contracts	(251,559)	—	—
Net change in unrealized appreciation (depreciation)	(93,662,940)	(56,307,325)	(159,043,742)
Net Loss	(140,841,992)	(54,416,817)	(201,636,829)
Net Increase (Decrease) Resulting from Operations	(65,837,782)	1,664,120	(144,244,146)

See Accompanying Notes to Financial Statements.

57

Statements of Changes in Net Assets – Corporate Bond Funds

Increase (Decrease) in Net Assets	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia High Income Fund
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	75,004,210	92,437,288	56,080,937	43,492,484	57,392,683	65,528,392
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and credit default swap contracts	(47,179,052)	(35,328,826)	1,890,508	(806,785)	(42,593,087)	10,190,567
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and credit default swap contracts	(93,662,940)	(9,720,848)	(56,307,325)	6,077,170	(159,043,742)	(109,204,314)
Net increase (decrease) resulting from operations	(65,837,782)	47,387,614	1,664,120	48,762,869	(144,244,146)	(33,485,355)
Distributions to Shareholders
From net investment income:
Class A	(992,675)	(1,120,562)	(3,827,846)	(3,406,469)	(6,762,477)	(8,032,994)
Class B	(249,664)	(308,699)	(440,891)	(629,365)	(3,648,567)	(5,296,951)
Class C	(133,621)	(97,398)	(985,739)	(697,958)	(1,577,538)	(2,121,810)
Class Z	(78,657,832)	(90,617,590)	(50,075,377)	(39,527,069)	(44,798,872)	(50,271,068)
From net realized gains:
Class A	—	—	—	—	(744,301)	(935,610)
Class B	—	—	—	—	(469,197)	(675,252)
Class C	—	—	—	—	(195,286)	(266,709)
Class Z	—	—	—	—	(4,685,440)	(5,484,036)
Total distributions to shareholders	(80,033,792)	(92,144,249)	(55,329,853)	(44,260,861)	(62,881,678)	(73,084,430)
Net Capital Stock Transactions	(345,366,302)	(140,111,581)	154,132,956	215,736,800	82,772,300	(149,511,672)
Increase from regulatory settlement	3,547	—	6,972	—	—	—
Total increase (decrease) in net assets	(491,234,329)	(184,868,216)	100,474,195	220,238,808	(124,353,524)	(256,081,457)
Net Assets
Beginning of period	1,716,134,809	1,901,003,025	1,201,429,522	981,190,714	735,962,858	992,044,315
End of period	1,224,900,480	1,716,134,809	1,301,903,717	1,201,429,522	611,609,334	735,962,858
Undistributed (Overdistributed) net investment income at end of period	(6,237,590)	1,655,654	(995,592)	(1,753,648)	1,828,682	1,051,985

See Accompanying Notes to Financial Statements.

58

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Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Total Return Bond Fund				Columbia Short Term Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008		Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	404,055	3,578,667	413,486	3,969,229	9,010,357	86,048,590	1,711,653	16,927,363
Distributions reinvested	85,082	755,655	89,080	855,591	335,479	3,209,803	249,705	2,462,221
Redemptions	(827,483)	(7,475,067)	(610,163)	(5,853,888)	(4,175,154)	(39,743,789)	(2,959,292)	(29,107,470)
Net increase (decrease)	(338,346)	(3,140,745)	(107,597)	(1,029,068)	5,170,682	49,514,604	(997,934)	(9,717,886)
Class B
Subscriptions	119,710	1,059,089	164,923	1,586,627	127,014	1,216,785	27,033	267,921
Distributions reinvested	21,946	195,171	26,071	250,484	38,957	373,741	52,850	520,430
Redemptions	(355,397)	(3,184,498)	(316,244)	(3,032,896)	(476,096)	(4,560,754)	(724,365)	(7,125,790)
Net decrease	(213,741)	(1,930,238)	(125,250)	(1,195,785)	(310,125)	(2,970,228)	(644,482)	(6,337,439)
Class C
Subscriptions	162,011	1,423,328	170,135	1,634,256	3,151,689	30,058,483	653,782	6,468,016
Distributions reinvested	8,067	71,352	4,790	45,988	63,710	608,097	48,442	477,091
Redemptions	(93,363)	(824,923)	(80,288)	(771,211)	(1,304,482)	(12,405,109)	(605,403)	(5,957,303)
Net increase (decrease)	76,715	669,757	94,637	909,033	1,910,917	18,261,471	96,821	987,804
Class Z
Subscriptions	20,480,028	185,365,087	25,942,843	249,416,250	44,428,970	425,054,819	20,398,735	200,947,809
Proceeds received in connection with merger	—	—	—	—	—	—	26,159,873	258,296,287
Distributions reinvested	2,360,282	20,993,268	2,666,535	25,632,269	1,792,719	17,158,946	1,313,370	12,926,285
Redemptions	(62,341,691)	(547,323,431)	(43,096,517)	(413,844,280)	(36,950,138)	(352,886,656)	(24,535,676)	(241,366,060)
Net increase (decrease)	(39,501,381)	(340,965,076)	(14,487,139)	(138,795,761)	9,271,551	89,327,109	23,336,302	230,804,321

See Accompanying Notes to Financial Statements.

60

	Columbia High Income Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,988,663	42,803,769	5,419,513	46,923,569
Distributions reinvested	831,113	5,732,753	758,829	6,556,065
Redemptions	(7,180,568)	(52,486,092)	(7,355,098)	(64,178,306)
Net increase (decrease)	(360,792)	(3,949,570)	(1,176,756)	(10,698,672)
Class B
Subscriptions	265,822	1,758,334	350,884	3,077,375
Distributions reinvested	367,188	2,538,733	418,082	3,608,309
Redemptions	(2,512,623)	(17,454,327)	(2,953,921)	(25,577,756)
Net decrease	(1,879,613)	(13,157,260)	(2,184,955)	(18,892,072)
Class C
Subscriptions	931,515	5,907,948	764,751	6,626,251
Distributions reinvested	160,500	1,096,492	168,858	1,450,520
Redemptions	(1,413,827)	(9,816,481)	(1,486,245)	(12,880,529)
Net increase (decrease)	(321,812)	(2,812,041)	(552,636)	(4,803,758)
Class Z
Subscriptions	42,874,424	297,133,259	21,860,199	193,255,324
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	2,250,474	15,464,375	1,815,406	15,811,134
Redemptions	(31,102,146)	(209,906,463)	(36,893,057)	(324,183,628)
Net increase (decrease)	14,022,752	102,691,171	(13,217,452)	(115,117,170)

See Accompanying Notes to Financial Statements.

61

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.51		$9.74	$9.56	$9.80		$10.17
Income from Investment Operations:
Net investment income (b)	0.43		0.45	0.44	0.35		0.31
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.76)		(0.23)	0.18	(0.17)		(0.19)
Total from investment operations	(0.33)		0.22	0.62	0.18		0.12
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.45)	(0.44)	(0.39)		(0.34)
From net realized gains	—		—	—	(0.03)		(0.15)
Total distributions to shareholders	(0.46)		(0.45)	(0.44)	(0.42)		(0.49)
Increase from regulatory settlement	—	(c)	—	—	—		—
Net Asset Value, End of Period	$8.72		$9.51	$9.74	$9.56		$9.80
Total return (d)	(3.45)%		2.34%	6.65%	1.84	%(e)	1.21	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.85%		0.85%	0.79%	0.79%		0.83%
Interest expense	—	%(g)	—	—	—		—
Net expenses (f)	0.85%		0.85%	0.79%	0.79%		0.83%
Waiver/Reimbursement	—		—	—	0.06	%(h)	0.08	%(h)
Net investment income (f)	4.79%		4.74%	4.60%	3.91%		3.08%
Portfolio turnover rate	223%		253%	320%	199%		402%
Net assets, end of period (000's)	$18,221		$23,087	$24,704	$35,849		$30,409

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% and 0.06% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

62

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.51		$9.74	$9.57	$9.81		$10.17
Income from Investment Operations:
Net investment income (b)	0.36		0.38	0.37	0.28		0.23
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.76)		(0.23)	0.17	(0.17)		(0.18)
Total from investment operations	(0.40)		0.15	0.54	0.11		0.05
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.38)	(0.37)	(0.32)		(0.26)
From net realized gains	—		—	—	(0.03)		(0.15)
Total distributions to shareholders	(0.39)		(0.38)	(0.37)	(0.35)		(0.41)
Increase from regulatory settlement	—	(c)	—	—	—		—
Net Asset Value, End of Period	$8.72		$9.51	$9.74	$9.57		$9.81
Total return (d)	(4.16)%		1.58%	5.75%	1.09	%(e)	0.55	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.60%		1.60%	1.54%	1.54%		1.58%
Interest expense	—	%(g)	—	—	—		—
Net expenses (f)	1.60%		1.60%	1.54%	1.54%		1.58%
Waiver/Reimbursement	—		—	—	0.06	%(h)	0.08	%(h)
Net investment income (f)	4.04%		3.99%	3.85%	3.14%		2.32%
Portfolio turnover rate	223%		253%	320%	199%		402%
Net assets, end of period (000's)	$4,861		$7,334	$8,735	$10,108		$9,707

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% and 0.06% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

63

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.51		$9.74	$9.56	$9.80		$10.17
Income from Investment Operations:
Net investment income (b)	0.36		0.38	0.37	0.28		0.23
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.76)		(0.23)	0.18	(0.17)		(0.19)
Total from investment operations	(0.40)		0.15	0.55	0.11		0.04
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.38)	(0.37)	(0.32)		(0.26)
From net realized gains	—		—	—	(0.03)		(0.15)
Total distributions to shareholders	(0.39)		(0.38)	(0.37)	(0.35)		(0.41)
Increase from regulatory settlement	—	(c)	—	—	—		—
Net Asset Value, End of Period	$8.72		$9.51	$9.74	$9.56		$9.80
Total return (d)	(4.17)%		1.57%	5.86%	1.08	%(e)	0.45	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.60%		1.60%	1.54%	1.54%		1.58%
Interest expense	—	%(g)	—	—	—		—
Net expenses (f)	1.60%		1.60%	1.54%	1.54%		1.58%
Waiver/Reimbursement	—		—	—	0.06	%(h)	0.08	%(h)
Net investment income (f)	4.04%		3.97%	3.84%	3.20%		2.32%
Portfolio turnover rate	223%		253%	320%	199%		402%
Net assets, end of period (000's)	$3,529		$3,120	$2,275	$2,956		$1,470

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% and 0.06% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

64

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.51		$9.75	$9.57	$9.81		$10.17
Income from Investment Operations:
Net investment income (b)	0.45		0.48	0.47	0.37		0.33
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.76)		(0.24)	0.18	(0.16)		(0.18)
Total from investment operations	(0.31)		0.24	0.65	0.21		0.15
Less Distributions to Shareholders:
From net investment income	(0.48)		(0.48)	(0.47)	(0.42)		(0.36)
From net realized gains	—		—	—	(0.03)		(0.15)
Total distributions to shareholders	(0.48)		(0.48)	(0.47)	(0.45)		(0.51)
Increase from regulatory settlement	—	(c)	—	—	—		—
Net Asset Value, End of Period	$8.72		$9.51	$9.75	$9.57		$9.81
Total return (d)	(3.20)%		2.49%	6.91%	2.10	%(e)	1.56	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.60%		0.60%	0.54%	0.54%		0.58%
Interest expense	—	%(g)	—	—	—		—
Net expenses (f)	0.60%		0.60%	0.54%	0.54%		0.58%
Waiver/Reimbursement	—		—	—	0.06	%(h)	0.08	%(h)
Net investment income (f)	5.03%		4.98%	4.85%	4.13%		3.30%
Portfolio turnover rate	223%		253%	320%	199%		402%
Net assets, end of period (000's)	$1,198,289		$1,682,595	$1,865,289	$1,997,046		$1,861,448

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% and 0.06% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

65

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009	2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.89	$9.84	$9.75	$9.82		$10.07
Income from Investment Operations:
Net investment income (b)	0.42	0.44	0.40	0.31		0.21
Net realized and unrealized gain (loss) on investments and futures contracts	(0.42)	0.05	0.09	(0.07)		(0.23)
Total from investment operations	—	0.49	0.49	0.24		(0.02)
Less Distributions to Shareholders:
From net investment income	(0.42)	(0.44)	(0.40)	(0.31)		(0.21)
From net realized gains	—	—	—	—		(0.02)
Total distributions to shareholders	(0.42)	(0.44)	(0.40)	(0.31)		(0.23)
Increase from regulatory settlement	— (c)	—	—	—		—
Net Asset Value, End of Period	$9.47	$9.89	$9.84	$9.75		$9.82
Total return (d)(e)	0.03%	5.13%	5.12%	2.47%		(0.19)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.73%	0.73%	0.73%	0.72%		0.73%
Waiver/Reimbursement	0.04%	0.02%	0.02%	0.08	%(g)	0.10	%(g)
Net investment income (f)	4.43%	4.43%	4.05%	3.27%		2.10%
Portfolio turnover rate	58%	58%	72%	80%		128%
Net assets, end of period (000's)	$121,914	$76,196	$85,635	$83,675		$38,130

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and 0.08% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

66

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009	2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.89	$9.84	$9.74	$9.81		$10.07
Income from Investment Operations:
Net investment income (b)	0.35	0.36	0.32	0.25		0.14
Net realized and unrealized gain (loss) on investments and futures contracts	(0.42)	0.06	0.11	(0.08)		(0.24)
Total from investment operations	(0.07)	0.42	0.43	0.17		(0.10)
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.37)	(0.33)	(0.24)		(0.14)
From net realized gains	—	—	—	—		(0.02)
Total distributions to shareholders	(0.35)	0.37	(0.33)	(0.24)		(0.16)
Increase from regulatory settlement	— (c)	—	—	—		—
Net Asset Value, End of Period	$9.47	$9.89	$9.84	$9.74		$9.81
Total return (d)(e)	(0.72)%	4.35%	4.45%	1.71%		(1.03)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.48%	1.48%	1.48%	1.47%		1.48%
Waiver/Reimbursement	0.04%	0.02%	0.02%	0.08	%(g)	0.10	%(g)
Net investment income (f)	3.69%	3.69%	3.30%	2.69%		1.37%
Portfolio turnover rate	58%	58%	72%	80%		128%
Net assets, end of period (000's)	$10,502	$14,035	$20,303	$28,061		$1,477

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and 0.08% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

67

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009	2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.88	$9.83	$9.74	$9.81		$10.07
Income from Investment Operations:
Net investment income (b)	0.39	0.41	0.37	0.26		0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.42)	0.05	0.09	(0.07)		(0.23)
Total from investment operations	(0.03)	0.46	0.46	0.19		(0.10)
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.41)	(0.37)	(0.26)		(0.14)
From net realized gains	—	—	—	—		(0.02)
Total distributions to shareholders	(0.39)	(0.41)	(0.37)	(0.26)		(0.16)
Increase from regulatory settlement	— (c)	—	—	—		—
Net Asset Value, End of Period	$9.46	$9.88	$9.83	$9.74		$9.81
Total return (d)(e)	(0.29)%	4.80%	4.80%	1.94%		(1.03)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.04%	1.04%	1.04%	1.20%		1.48%
Waiver/Reimbursement	0.48%	0.46%	0.46%	0.35	%(g)	0.10	%(g)
Net investment income (f)	4.12%	4.12%	3.75%	2.69%		1.36%
Portfolio turnover rate	58%	58%	72%	80%		128%
Net assets, end of period (000's)	$35,926	$18,644	$17,598	$22,091		$17,980

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and 0.08% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

68

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009	2008	2007	2006 (a)		2005
Net Asset Value, Beginning of Period	$9.87	$9.82	$9.73	$9.80		$10.06
Income from Investment Operations:
Net investment income (b)	0.45	0.46	0.42	0.33		0.24
Net realized and unrealized gain (loss) on investments and futures contracts	(0.43)	0.06	0.09	(0.07)		(0.25)
Total from investment operations	0.02	0.52	0.51	0.26		(0.01)
Less Distributions to Shareholders:
From net investment income	(0.44)	(0.47)	(0.42)	(0.33)		(0.23)
From net realized gains	—	—	—	—		(0.02)
Total distributions to shareholders	(0.44)	(0.47)	(0.42)	(0.33)		(0.25)
Increase from regulatory settlement	— (c)	—	—	—		—
Net Asset Value, End of Period	$9.45	$9.87	$9.82	$9.73		$9.80
Total return (d)(e)	0.27%	5.39%	5.39%	2.73%		(0.04)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.48%	0.48%	0.48%	0.47%		0.48%
Waiver/Reimbursement	0.04%	0.02%	0.02%	0.08	%(g)	0.10	%(g)
Net investment income (f)	4.68%	4.67%	4.29%	3.40%		2.37%
Portfolio turnover rate	58%	58%	72%	80%		128%
Net assets, end of period (000's)	$1,133,563	$1,092,555	$857,655	$1,130,604		$926,514

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and 0.08% for the periods ended March 31, 2006 and March 31, 2005, respectively.

See Accompanying Notes to Financial Statements.

69

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2009		2008 (b)		2007	2006 (c)	2005
Net Asset Value, Beginning of Period	$8.03		$9.11		$8.91	$9.31	$9.79
Income from Investment Operations:
Net investment income (d)	0.57		0.64		0.62	0.63	0.66
Net realized and unrealized gain (loss) on investments and foreign currency	(2.05)		(1.00)		0.32	(0.10)	0.03
Total from investment operations	(1.48)		(0.36)		0.94	0.53	0.69
Less Distributions to Shareholders:
From net investment income	(0.57)		(0.65)		(0.62)	(0.66)	(0.65)
From net realized gains	(0.06)		(0.07)		(0.12)	(0.27)	(0.52)
Total distributions to shareholders	(0.63)		(0.72)		(0.74)	(0.93)	(1.17)
Net Asset Value, End of Period	$5.92		$8.03		$9.11	$8.91	$9.31
Total return (e)	(19.17	)%(f)	(4.22	)%(g)	11.10%	6.03%	7.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.18%		1.16%		1.13%	1.08%	1.09%
Interest expense	—		—	%(i)	—	—	—
Net expenses (h)	1.18%		1.16%		1.13%	1.08%	1.09%
Waiver/Reimbursement	—	%(i)	—		—	—	—
Net investment income (h)	8.06%		7.28%		6.88%	6.90%	6.90%
Portfolio turnover rate	25%		2	%(j)(k)	—	—	—
Turnover of Columbia High Income Master Portfolio	—		32	%(j)	44%	34%	33%
Net assets, end of period (000's)	$70,836		$98,973		$123,071	$109,029	$134,980

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

(j)  Not annualized.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

70

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2009		2008 (b)		2007	2006 (c)	2005
Net Asset Value, Beginning of Period	$8.01		$9.09		$8.89	$9.29	$9.77
Income from Investment Operations:
Net investment income (d)	0.52		0.57		0.55	0.56	0.58
Net realized and unrealized gain (loss) on investments and foreign currency	(2.05)		(1.00)		0.32	(0.10)	0.04
Total from investment operations	(1.53)		(0.43)		0.87	0.46	0.62
Less Distributions to Shareholders:
From net investment income	(0.52)		(0.58)		(0.55)	(0.59)	(0.58)
From net realized gains	(0.06)		(0.07)		(0.12)	(0.27)	(0.52)
Total distributions to shareholders	(0.58)		(0.65)		(0.67)	(0.86)	(1.10)
Net Asset Value, End of Period	$5.90		$8.01		$9.09	$8.89	$9.29
Total return (e)	(19.84	)%(f)	(4.95	)%(g)	10.29%	5.25%	6.89%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.93%		1.91%		1.88%	1.83%	1.84%
Interest expense	—		—	%(i)	—	—	—
Net expenses (h)	1.93%		1.91%		1.88%	1.83%	1.84%
Waiver/Reimbursement	—	%(i)	—		—	—	—
Net investment income (h)	7.29%		6.54%		6.16%	6.22%	6.17%
Portfolio turnover rate	25%		2	%(j)(k)	—	—	—
Turnover of Columbia High Income Master Portfolio	—		32	%(j)	44%	34%	33%
Net assets, end of period (000's)	$36,667		$64,786		$93,413	$102,085	$130,088

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

(j)  Not annualized.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

71

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2009		2008 (b)		2007	2006 (c)	2005
Net Asset Value, Beginning of Period	$7.97		$9.05		$8.86	$9.25	$9.74
Income from Investment Operations:
Net investment income (d)	0.52		0.57		0.55	0.56	0.58
Net realized and unrealized gain (loss) on investments and foreign currency	(2.04)		(1.00)		0.31	(0.09)	0.03
Total from investment operations	(1.52)		(0.43)		0.86	0.47	0.61
Less Distributions to Shareholders:
From net investment income	(0.52)		(0.58)		(0.55)	(0.59)	(0.58)
From net realized gains	(0.06)		(0.07)		(0.12)	(0.27)	(0.52)
Total distributions to shareholders	(0.58)		(0.65)		(0.67)	(0.86)	(1.10)
Net Asset Value, End of Period	$5.87		$7.97		$9.05	$8.86	$9.25
Total return (e)	(19.81	)%(f)	(4.98	)%(g)	10.21%	5.39%	6.80%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.93%		1.91%		1.88%	1.83%	1.84%
Interest expense	—		—	%(i)	—	—	—
Net expenses (h)	1.93%		1.91%		1.88%	1.83%	1.84%
Waiver/Reimbursement	—	%(i)	—		—	—	—
Net investment income (h)	7.32%		6.54%		6.16%	6.23%	6.21%
Portfolio turnover rate	25%		2	%(j)(k)	—	—	—
Turnover of Columbia High Income Master Portfolio	—		32	%(j)	44%	34%	33%
Net assets, end of period (000's)	$17,991		$26,976		$35,639	$39,547	$49,066

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

(j)  Not annualized.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

72

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2009		2008 (b)		2007	2006 (c)	2005
Net Asset Value, Beginning of Period	$8.10		$9.19		$8.98	$9.37	$9.86
Income from Investment Operations:
Net investment income (d)	0.60		0.66		0.64	0.66	0.67
Net realized and unrealized gain (loss) on investments and foreign currency	(2.07)		(1.01)		0.33	(0.10)	0.04
Total from investment operations	(1.47)		(0.35)		0.97	0.56	0.71
Less Distributions to Shareholders:
From net investment income	(0.59)		(0.67)		(0.64)	(0.68)	(0.68)
From net realized gains	(0.06)		(0.07)		(0.12)	(0.27)	(0.52)
Total distributions to shareholders	(0.65)		(0.74)		(0.76)	(0.95)	(1.20)
Net Asset Value, End of Period	$5.98		$8.10		$9.19	$8.98	$9.37
Total return (e)	(18.92	)%(f)	(4.05	)%(g)	11.41%	6.37%	7.76%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.93%		0.91%		0.88%	0.83%	0.84%
Interest expense	—		—	%(i)	—	—	—
Net expenses (h)	0.93%		0.91%		0.88%	0.83%	0.84%
Waiver/Reimbursement	—	%(i)	—		—	—	—
Net investment income (h)	8.41%		7.54%		7.14%	7.19%	7.09%
Portfolio turnover rate	25%		2	%(j)(k)	—	—	—
Turnover of Columbia High Income Master Portfolio	—		32	%(j)	44%	34%	33%
Net assets, end of period (000's)	$486,116		$545,228		$739,921	$681,752	$707,834

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

(j)  Not annualized.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

73

Notes to Financial Statements – Corporate Bond Funds
March 31, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following diversified series of the Trust (each, a "Fund" and collectively, the "Funds"):

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Columbia High Income Fund

Investment Objectives

Columbia Total Return Bond Fund seeks total return, consisting of current income and capital appreciation. Columbia Short Term Bond Fund seeks current income, consistent with minimal fluctuation of principal. Columbia High Income Fund seeks total return, consisting of a high level of income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds, the Funds will no longer accept investments in Class B shares from new or existing investors in the Funds' Class B shares.

Class A shares are subject to a maximum front-end sales charge of 1.00%, 3.25% and 4.75% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00%, 3.00% and 5.00% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

74

Corporate Bond Funds, March 31, 2009 (continued)

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occassionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

75

Corporate Bond Funds, March 31, 2009 (continued)

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement dates of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Credit Default Swaps

The Funds may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Funds may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

Credit default swaps are marked to market daily and any change is recorded as unrealized appreciation/depreciation on the Funds' Statements of Assets and Liabilities. Periodic

76

Corporate Bond Funds, March 31, 2009 (continued)

payments received or made are recorded as realized gain or loss and initial premiums received or made are amortized on the Statements of Operations. Gains or losses are realized as a result of a credit event or termination of the contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds' custodian in compliance with the terms of the swap contract.

By entering into these agreements, the Funds could be exposed to risks in excess of the amounts recorded on the Statements of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Treasury Inflation Protected Securities

The Funds may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Loan Participations and Commitments

The Funds may invest in loan participations. When a Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Funds may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Dividend income is recorded on the ex-date.

77

Corporate Bond Funds, March 31, 2009 (continued)

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly for each Fund, except Columbia High Income Fund for which distributions from net investment income are declared and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, defaulted bonds, market discount accretion adjustments, foreign currency transactions and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

	Undistributed or (Overdistributed) Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Columbia Total Return Bond Fund	$(2,863,662)	$2,867,210	$(3,548)
Columbia Short Term Bond Fund	6,972	2	(6,974)
Columbia High Income Fund	171,468	(197,530)	26,062

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

78

Corporate Bond Funds, March 31, 2009 (continued)

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$80,033,792	$—
Columbia Short Term Bond Fund	55,329,853	—
Columbia High Income Fund	56,809,056	6,072,622
	March 31, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$92,144,249	$—
Columbia Short Term Bond Fund	44,260,861	—
Columbia High Income Fund	68,744,683	4,339,747

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Columbia Total Return Bond Fund	$—	$—	$(105,988,942)
Columbia Short Term Bond Fund	2,218,315	—	(50,461,814)
Columbia High Income Fund	2,495,330	—	(230,821,625)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and restructured notes.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia Total Return Bond Fund	$20,295,211	$(126,284,153)	$(105,988,942)
Columbia Short Term Bond Fund	15,056,617	(65,518,431)	(50,461,814)
Columbia High Income Fund	7,907,791	(238,729,416)	(230,821,625)

79

Corporate Bond Funds, March 31, 2009 (continued)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2012	2013	2014	2015	2016	2017	Total
Columbia Total Return Bond Fund	$—	$325,588	$72,823	$1,644,323	$10,231,964	$66,036,800	$78,311,498
Columbia Short Term Bond Fund	3,650,095	9,446,701	11,783,069	12,691,619	642,768	—	38,214,252
Columbia High Income Fund	—	—	—	—	—	16,962,990	16,962,990

Of the capital loss carryforwards attributable to the Columbia Short Term Bond Fund, $2,682,071 ($721,262 expiring March 31, 2012 and $1,960,809 expiring March 31, 2013) remain from the merger with Short-Intermediate Government Fund, $11,850,394 ($2,523,063 expiring March 31, 2012, $4,970,323 expiring March 31, 2013 and $4,357,008 expiring March 31, 2014) remain from the merger with Short Term Government Securities Fund and $1,966,535 ($405,770 expiring March 31, 2012 and $1,560,765 expiring March 31, 2013) remain from the merger with Short Term Bond Fund, Inc. The availability of a portion of the remaining capital loss carryforwards from the Fund may be limited in a given year.

Capital loss carryforwards of $2,422,987 were utilized during the year ended March 31, 2009 for Columbia Short Term Bond Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October currency and capital losses attributed to security transactions were deferred to April 1, 2009 as follows:

	Currency Losses	Capital Losses
Columbia Total Return Bond Fund	$3,399,005	$5,600,924
Columbia High Income Fund	—	22,879,374

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

80

Corporate Bond Funds, March 31, 2009 (continued)

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Total Return Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Columbia High Income Fund	0.55%	0.52%	0.49%	0.46%	0.46%	0.46%

For the year ended March 31, 2009, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Total Return Bond Fund	0.36%
Columbia Short Term Bond Fund	0.30%
Columbia High Income Fund	0.54%

Sub-Advisory Fee

MacKay Shields LLC ("MacKay Shields") has been retained by Columbia to serve as the investment sub-advisor to Columbia High Income Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for Columbia High Income Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on Columbia High Income Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Total Return Bond Fund	0.15%
Columbia Short Term Bond Fund	0.14%
Columbia High Income Fund	0.23%

Columbia has contractually agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund until July 31, 2009, at an annual rate of 0.02% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under

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Corporate Bond Funds, March 31, 2009 (continued)

the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees until April 30, 2009, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for Columbia High Income Fund.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses of the Funds as follows:

Fund	Minimum Account Balance Fees
Columbia Total Return Bond Fund	$3,885
Columbia Short Term Bond Fund	2,401
Columbia High Income Fund	420

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, class B and Class C share redemptions as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$1,140	$118	$8,232	$278
Columbia Short Term Bond Fund	18,408	904	2,819	14,417
Columbia High Income Fund	13,352	5,276	70,082	4,660

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Corporate Bond Funds, March 31, 2009 (continued)

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*  Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

The Distributor has voluntarily agreed to waive 0.44% of the distribution fees on Class C shares for Columbia Short Term Bond Fund. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of each Fund's expenses through July 31, 2009, so that a Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	0.93%

Effective August 1, 2009, Columbia has voluntarily agreed to bear a portion of each Fund's expenses so that a Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual rate
Columbia Total Return Bond Fund	0.70%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	1.00%

Columbia and/or the Distributor are entitled to recover from Columbia Total Return Bond Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements, if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery. At March 31, 2009, no amounts were potentially recoverable from the Fund.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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Corporate Bond Funds, March 31, 2009 (continued)

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Total Return Bond Fund	$2,121
Columbia Short Term Bond Fund	2,407
Columbia High Income Fund	2,328

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Total Return Bond Fund	$2,614,118,021	$2,943,747,199	$773,883,889	$823,624,380
Columbia Short Term Bond Fund	254,684,086	252,941,802	584,577,534	423,506,068
Columbia High Income Fund	—	—	251,492,998	156,007,046

Note 7. Shares of Beneficial Interest

As of March 31, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	71.0
Columbia Short Term Bond Fund	59.1
Columbia High Income Fund	54.1

As of March 31, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	8.8
Columbia High Income Fund	7.0

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

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Corporate Bond Funds, March 31, 2009 (continued)

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Columbia Total Return Bond Fund

Class B Shares purchased:	Will convert to Class A Shares after:
–after November 15, 1998	Eight years
–between August 1, 1998 and November 15, 1998
$0 - $249,999	Six years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years

Columbia High Income Fund

Class B Shares purchased:	Will convert to Class A Shares after:
–after November 15, 1998	Eight years
–between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
–before August 1, 1997	Eight Years

Note 8. Regulatory Settlements

As of March 31, 2009, Columbia Total Return Bond Fund and Columbia Short Term Bond Fund received payments of $3,547 and $6,972, respectively, relating to certain regulatory settlements the Funds had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 9. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to December 18, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the average daily loan balance outstanding on days where borrowing existed and the weighted average interest rate of the Funds were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Total Return Bond Fund	$3,710,000	1.254%

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Corporate Bond Funds, March 31, 2009 (continued)

Note 10. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

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Corporate Bond Funds, March 31, 2009 (continued)

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 12. Business Combinations and Mergers

As of the close of business on March 28, 2008, Short-Term Government Securities Fund, a series of Excelsior Funds, Inc., merged into Columbia Short Term Bond Fund. Columbia Short Term Bond Fund received a tax-free transfer of assets from Short-Term Government Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
26,159,873	$258,296,287	$(4,243,156)

Net Assets of Columbia Short Term Bond Fund Prior to Combination	Net Assets of Short-Term Government Securities Fund Immediately Prior to Combination	Net Assets of Columbia Short Term Bond Fund Immediately After Combination
$937,733,531	$258,296,287	$1,196,029,818

1  Unrealized depreciation is included in the Net Assets Received.

87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia High Income Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 22, 2009

88

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 66; Board Member—Piedmont Natural Gas.

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Fund Governance (continued)

Interested Trustee

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  Mr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. ("Citigroup"), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

90

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

91

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

92

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund; and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for Columbia High Income Fund. The investment advisory agreements with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in

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comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board engaged in further review of Columbia High Income Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Board noted other factors such as the positive performance of the Fund relative to its performance Universe over some periods, that outweighed the factors noted above. The Board also engaged in further review of Columbia Total Return Bond Fund because its Actual Management Rate was appreciably above the median of its Peer Group and its performance over some periods was appreciably below the median range of its Peer Group. However, the Board noted other factors such as total expenses that were not appreciably outside the median range of its expense Universe and the recent change in the portfolio management team, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to Columbia High Income Fund. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on

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the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationships with the Funds.

Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationships with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

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Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

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20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

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across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Corporate Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Corporate Bond Funds

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/10814-0309 (05/09) 09/78647

Columbia Management®

Annual Report

March 31, 2009

Fixed Income Sector Portfolios

■  Corporate Bond Portfolio

■  Mortgage- and Asset-Backed Portfolio

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Corporate Bond Portfolio	3

Mortgage- and Asset-Backed Portfolio	8

Investment Portfolios	13

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	34

Fund Governance	35

Board Consideration and Re-Approval of Investment Advisory Agreement	39

Summary of Management Fee Evaluation by Independent Fee Consultant	42

Important Information About This Report	49

The views expressed in this report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Economic Update – Fixed Income Sector Portfolios

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter's negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us. Consumer confidence is surveyed monthly by the Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 2.25% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed's efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond sectors delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index returned 2.27% for the 12-month period.

Summary

For the 12-month period that ended March 31, 2009

■   Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

Barclays Municipal Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

1

Economic Update (continued) – Fixed Income Sector Portfolios

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Stocks retreated as economic outlook darkened

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index. Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices1. Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index2 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

2The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

2

Portfolio Profile – Corporate Bond Portfolio

Summary

■  For the 12-month period that ended March 31, 2009, the portfolio returned negative 4.65%.

■  In a challenging period for the corporate bond market, the portfolio held up better than its benchmark, the Barclays Capital U.S. Credit Bond Index.1

■  Positive sector weights and security selection aided relative returns.

Portfolio Management

Carl Pappo has managed the portfolio since November 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 1993.

1Barclays Capital U.S. Credit Bond Index is an index (formerly Lehman Brothers U.S. Credit Bond Index) of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–4.65%

Portfolio Performance

–5.21%

Barclays Capital U.S. Credit Bond Index

3

Performance Information – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Performance of a $10,000 investment 08/30/02 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in the Corporate Bond Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Barclays Capital U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 08/30/02 – 03/31/09 ($)

Portfolio	12,418
Barclays Capital U.S. Credit Bond Index	12,689

Average annual total return as of 03/31/09 (%)

Inception	08/30/02
1-year	–4.65
5-year	1.48
Life	3.34

No fees or expenses are charged to the portfolio. Participants in wrap fee programs eligible to invest in the portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The portfolio may incur significant costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

4

Understanding Your Expenses – Corporate Bond Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 10/01/08		Account value at the end of the period ($) 03/31/09		Expenses paid during the period*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,029.32	1,024.93	—	—

* No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

5

Portfolio Manager's Report – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)  8.64

Distributions declared per share

04/01/08 – 03/31/09 ($)  0.57

For the 12-month period that ended March 31, 2009, the portfolio returned negative 4.65%, compared with negative 5.21% for its benchmark, the Barclays Capital U.S. Credit Bond Index.1 Sector weights, security selection and the portfolio's increasingly defensive positioning combined to shore up comparative returns. Lower quality assets were laggards during this troubled period.

Flight to quality left corporates behind

The portfolio's core commitment to investment-grade corporate bonds accounted for the period's negative return. As the economic outlook darkened over the summer and fall, credit fears, waves of layoffs and declining earnings drove market participants to shun risk. Corporate issues were sold off almost indiscriminately, with declines worsening down the ratings spectrum. Investors flooded the Treasury and agency markets despite high valuations and near-negligible yields. The portfolio had no representation in these government-related market segments, which were the period's best-performers.

The financials sector came under intense pressure as several legendary firms failed or were forced to merge, and major banks were forced to seek government bailouts as they wrestled with depressed assets tied to subprime mortgages. The portfolio had less exposure to this volatile sector than the index, which benefited relative returns. Good security selection, emphasizing higher-quality insurance companies and regional banks, also helped shore up returns. Two bank holdings, Bank of New York Mellon Corp. and Northern Trust Corp. contributed positive returns. As part of a broader defensive strategy, the portfolio was overweight in the utilities sector, which was more resilient to the selloff. Bonds of pipeline companies fell as energy prices declined dramatically.

Some underweights helped comparative results

The portfolio had less exposure than its benchmark to consumer-sensitive and industrial securities, which benefited relative terms. Consumer spending has been hobbled by falling home values and unemployment fears, and the sagging global economy reduced demand for industrial products.

We reduced exposure to the financials sector late in the first quarter. Bank holdings were pared back in favor of well-capitalized non-bank finance companies, including MetLife, Inc. and New York Life Global Funding. There were no other noteworthy shifts in sector allocations.

Looking ahead

We believe that an economic upturn will be slow in arriving and is most likely to come about gradually. Further contraction is not out of the question if credit conditions stay

1Barclays Capital U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

6

Portfolio Manager's Report (continued) – Corporate Bond Portfolio tight, businesses remain cautious and consumers are unable or unwilling to increase spending. We also expect earnings to recover slowly, triggering more market volatility in corporate sectors. However, corporate and high-yield bonds are trading at attractive valuations, with prospects of a slow recovery apparently built into recent lower prices.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Top 10 holdings

as of 03/31/09 (%)

International Bank for Reconstruction & Development, 5.000% 04/01/16	3.0
Citigroup Inc., 6.500% 08/19/13	2.3
Abbott Laboratories, 5.600% 05/15/11	2.2
Exelon Generation Co. LLC, 6.200% 10/01/17	2.1
Union Pacific Corp., 6.650% 01/15/11	2.1
Time Warner Inc., 6.875% 05/01/12	1.9
Oracle Corp., 5.000% 01/15/11	1.9
Anheuser-Busch, InBev Worldwide, Inc. 7.750% 01/15/19	1.8
Capital One Financial Corp., 5.700% 09/15/11	1.8
Eaton Vance Corp., 6.500% 10/02/17	1.7

Portfolio structure

as of 03/31/09 (%)

Corporate Fixed-Income Bonds & Notes	94.4
Government & Agency Obligations	4.6
Other assets & liabilities, net	1.0

Holdings discussed in this report

as of 3/31/09 (%)

Bank of New York Mellon Corp.	0.7
Northern Trust Corp.	0.7
MetLife, Inc.	0.9
New York Life Global Funding	0.7

The portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Portfolio Profile – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+0.10%

Portfolio Performance

+4.86%

Barclays Capital U.S. Securitized Index

Summary

■  For the 12-month period that ended March 31, 2009, the portfolio returned 0.10%.

■  An above-average commitment to commercial mortgage-backed securities hurt performance relative to the portfolio's benchmark, the Barclays Capital U.S. Securitized Index.1

■  The credit quality of the portfolio has steadily gone up over the past year through selective replacement and retirement of below-grade issues.

Portfolio Management

Lee Reddin has co-managed the portfolio since December 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2000.

Michael Zazzarino has co-managed the portfolio since December 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

1The Barclays Capital U.S. Securitized Index is the largest component of the U.S. Aggregate Index and consists of the U.S. MBS Index, the ERISA-Eligible CMBS Index, and the fixed-rate ABS Index. As of April 1, 2007, the U.S. MBS Index will include both fixed-rate agency passthroughs and agency hybrid ARM securities. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

8

Performance Information – Mortgage- and Asset-Backed Portfolio

Performance of a $10,000 investment 08/30/02 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in the Mortgage- and Asset-Backed Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares. The Barclays Capital U.S. Securitized Index is the largest component of the U.S. Aggregate Index and consists of the U.S. MBS Index, the ERISA-Eligible CMBS Index, and the fixed-rate ABS Index. As of April 1, 2007, the U.S. MBS Index will include both fixed-rate agency passthroughs and agency hybrid ARM securities. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 08/30/02 – 03/31/09 ($)

Portfolio	11,912
Barclays Capital U.S. Securitized Index	13,641

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Average annual total return as of 03/31/09 (%)

Inception	08/30/02
1-year	0.10
5-year	2.22
Life	2.69

No fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The portfolio may incur significant costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The table does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

9

Understanding Your Expenses – Mortgage- and Asset-Backed Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 10/01/08		Account value at the end of the period ($) 03/31/09		Expenses paid during the period*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,022.29	1,024.93	—	—

* No fees or expenses are charged to the portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

10

Portfolio Managers' Report – Mortgage- and Asset-Backed Portfolio

For the 12-month period that ended March 31, 2009, the portfolio returned 0.10%, compared with 4.86% for its benchmark, the Barclays Capital U.S. Securitized Index.1 The portfolio's underperformance can be traced to its overweight position in commercial mortgage-backed securities (CMBS), which lagged the broader market for most of the reporting period.

A challenging investment environment

During the past 12 months, mortgage-backed and asset-backed securities faced an extremely challenging investment environment. Overly abundant mortgage money was one of the precipitants of the financial crisis that began in 2007, and as the period wore on investors became less confident about a wider range of securitized investments and the quality of underlying collateral. Treasury securities were the big winners, while yields spiked and liquidity dried up for many asset classes of lesser quality. The portfolio was especially hurt by its overweight position in CMBS, to which it devoted about 12% of total assets, as opposed to the 8% position represented in the index.

Although CMBS were a drag on overall results, the extent of the losses was kept in check because the credit quality of the portfolio's investments in this sector was well above average. We sought to improve the credit quality of the portfolio throughout the period, selling as many BBB credit card assets,2 subprime mortgages and other high-yield securities as we could in an illiquid market. We used other types of hedging maneuvers in different asset classes. Toward the end of 2008, for example, the portfolio adopted a "down in coupon" strategy with respect to most of its mortgage holdings, especially residential mortgages. We made this move because we believe that the prepayment risk of higher-coupon mortgage pools would go up as the Treasury bought back mortgages and the Federal Reserve's push for lower short-term rates would increase refinancing activity. In this scenario, we preferred mortgage pools with rates of 4% to 4.5%, with anything in the 6% range considered too vulnerable to prepayment.

As we proceeded with the down-in-coupon strategy in early 2009, most of the non-Treasury segments of the fixed-income market staged an impressive rebound. We did some selective buying of CMBS and asset-backed securities during this period, restricting ourselves to higher quality names but also seeking to replenish some of the current yield that we were sacrificing because of our focus on lower-coupon mortgage pools.

1The Barclays Capital U.S. Securitized Index is the largest component of the U.S. Aggregate Index and consists of the U.S. MBS Index, the ERISA-Eligible CMBS Index, and the fixed-rate ABS Index. As of April 1, 2007, the U.S. MBS Index will include both fixed-rate agency passthroughs and agency hybrid ARM securities. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)  8.88

Distributions declared per share

04/01/08 – 03/31/09 ($)  0.44

11

Portfolio Managers' Report (continued) – Mortgage- and Asset-Backed Portfolio

Top 10 holdings

as of 03/31/09 (%)

U.S. Treasury Bill 0.090% 04/09/09	17.7
Federal National Mortgage Association, 4.500% 02/01/39	7.6
Federal Home Loan Mortgage Corp., 6.500% 10/01/37	7.2
Federal National Mortgage Association, 6.000% 09/01/36	6.5
Federal Home Loan Mortgage Corp., 5.500% 05/01/37	5.7
Federal National Mortgage Association, 4.000% 03/01/39	5.7
Federal Home Loan Mortgage Corp., 5.000% 06/01/37	4.6
Federal National Mortgage Association, TBA, 4.500% 04/01/39	4.2
Federal Home Loan Mortgage Corp., 6.500% 01/01/39	3.9
Federal National Mortgage Association, 5.500% 04/01/37	3.7

Portfolio structure

as of 03/31/09 (%)

Mortgage-Backed Securities	62.7
Government & Agency Obligations	17.7
Commercial Mortgage- Backed Securities	12.1
Asset-Backed Securities	8.3
Corporate Fixed-Income Bonds & Notes	3.1
Collateralized Mortgage Obligations	0.8
Cash equivalents, net other assets & liabilities	(4.7)

The portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

Looking ahead

As a result of our year-long efforts to improve the portfolio's credit quality, it enters the new reporting period with only a handful of illiquid and/or non-performing residual assets. The vast majority of CMBS and asset-backed securities held by the portfolio now carry AAA credit ratings, and our confidence in the issuers is such that we would consider increasing these positions should their yield advantage widen in the months ahead. Finally, our recent asset allocation decisions have recognized the fact that the Treasury has become an active player throughout the fixed-income markets, and whenever possible we have positioned the portfolio with the potential to benefit from government-sponsored programs.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

12

Investment Portfolio – Corporate Bond Portfolio

March 31, 2009

Corporate Fixed-Income Bonds & Notes – 94.4%
	Par ($)	Value ($)
Basic Materials – 2.3%
Chemicals – 0.8%
Lubrizol Corp.
6.500% 10/01/34	200,000	152,730
Chemicals Total		152,730
Iron/Steel – 1.5%
Nucor Corp.
5.000% 06/01/13	180,000	188,373
5.850% 06/01/18	110,000	109,836
Iron/Steel Total		298,209
Basic Materials Total		450,939
Communications – 10.6%
Media – 5.3%
Comcast Cable Holdings LLC
9.875% 06/15/22	72,000	81,099
Comcast Corp.
5.700% 05/15/18	45,000	42,208
6.300% 11/15/17	50,000	48,651
6.950% 08/15/37	135,000	125,714
Rogers Cable, Inc.
6.250% 06/15/13	6,000	6,037
Time Warner Cable, Inc.
7.300% 07/01/38	175,000	158,125
Time Warner, Inc.
6.875% 05/01/12	360,000	366,408
Viacom, Inc.
5.750% 04/30/11	105,000	102,287
6.875% 04/30/36	145,000	105,793
Media Total		1,036,322
Telecommunication Services – 5.3%
AT&T, Inc.
5.625% 06/15/16	130,000	130,285
6.550% 02/15/39	135,000	122,443
Deutsche Telekom International Finance BV
8.500% 06/15/10	30,000	31,338
Telefonica Emisiones SAU
6.221% 07/03/17	100,000	102,481
6.421% 06/20/16	190,000	196,447
Verizon Wireless Capital LLC
5.550% 02/01/14 (a)	310,000	310,259
8.500% 11/15/18 (a)	125,000	142,790
Telecommunication Services Total		1,036,043
Communications Total		2,072,365

	Par ($)	Value ($)
Consumer Cyclical – 4.8%
Airlines – 0.4%
Continental Airlines, Inc.
7.461% 04/01/15	98,239	68,767
Airlines Total		68,767
Home Builders – 0.0%
D.R. Horton, Inc.
5.625% 09/15/14	10,000	7,850
Home Builders Total		7,850
Restaurants – 1.0%
McDonald's Corp.
5.000% 02/01/19	25,000	26,002
5.700% 02/01/39	165,000	159,922
Restaurants Total		185,924
Retail – 3.4%
Best Buy Co., Inc.
6.750% 07/15/13	240,000	228,345
CVS Pass-Through Trust
5.298% 01/11/27 (a)	118,197	85,787
6.036% 12/10/28 (a)	217,910	163,761
Macy's Retail Holdings, Inc.
5.350% 03/15/12	30,000	23,549
Starbucks Corp.
6.250% 08/15/17	180,000	167,874
Retail Total		669,316
Consumer Cyclical Total		931,857
Consumer Non-Cyclical – 9.6%
Beverages – 2.3%
Anheuser-Busch InBev Worldwide, Inc.
7.750% 01/15/19 (a)(b)	355,000	353,971
Bottling Group LLC
5.125% 01/15/19	85,000	85,547
PepsiCo, Inc.
7.900% 11/01/18	10,000	12,286
Beverages Total		451,804
Food – 1.7%
Campbell Soup Co.
4.500% 02/15/19	125,000	124,593
ConAgra Foods, Inc.
7.000% 10/01/28	75,000	72,528
Kraft Foods, Inc.
6.500% 08/11/17	100,000	102,974
Kroger Co.
8.000% 09/15/29	25,000	26,870
Food Total		326,965

See Accompanying Notes to Financial Statements.

13

Corporate Bond Portfolio

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Healthcare Services – 0.5%
WellPoint, Inc.
7.000% 02/15/19	90,000	90,049
Healthcare Services Total		90,049
Household Products/Wares – 0.8%
Clorox Co.
5.950% 10/15/17	70,000	69,125
Fortune Brands, Inc.
5.125% 01/15/11	90,000	88,328
Household Products/Wares Total		157,453
Pharmaceuticals – 4.3%
Abbott Laboratories
5.600% 05/15/11	395,000	423,534
Novartis Securities Investment Ltd.
5.125% 02/10/19	185,000	187,835
Wyeth
5.500% 02/01/14	225,000	236,344
Pharmaceuticals Total		847,713
Consumer Non-Cyclical Total		1,873,984
Energy – 11.7%
Oil & Gas – 5.0%
Canadian Natural Resources Ltd.
6.250% 03/15/38	240,000	184,860
Devon Energy Corp.
6.300% 01/15/19	70,000	68,297
Hess Corp.
7.300% 08/15/31	95,000	82,641
Marathon Oil Corp.
6.000% 07/01/12	25,000	25,401
6.000% 10/01/17	160,000	148,288
7.500% 02/15/19	60,000	60,449
Nexen, Inc.
5.875% 03/10/35	160,000	105,859
Qatar Petroleum
5.579% 05/30/11 (a)	50,004	49,804
Talisman Energy, Inc.
5.850% 02/01/37	190,000	128,234
Valero Energy Corp.
6.625% 06/15/37	160,000	113,101
Oil & Gas Total		966,934
Oil & Gas Services – 2.2%
Halliburton Co.
5.900% 09/15/18 (b)	265,000	272,918
Smith International, Inc.
9.750% 03/15/19	95,000	99,234
Weatherford International Ltd.
5.150% 03/15/13	70,000	65,130
Oil & Gas Services Total		437,282

	Par ($)	Value ($)
Pipelines – 4.5%
Enbridge Energy Partners LP
7.500% 04/15/38	80,000	63,774
Kinder Morgan Energy Partners LP
6.950% 01/15/38	115,000	98,406
ONEOK Partners LP
6.850% 10/15/37	90,000	68,989
Plains All American Pipeline LP
6.500% 05/01/18	365,000	315,478
TEPPCO Partners LP
7.625% 02/15/12	136,000	134,583
TransCanada Pipelines Ltd.
6.350% 05/15/67 (c)	345,000	196,650
Pipelines Total		877,880
Energy Total		2,282,096
Financials – 29.9%
Banks – 18.6%
Bank of New York Mellon Corp.
5.125% 08/27/13	125,000	127,939
Capital One Capital IV
6.745% 02/17/37 (c)	225,000	76,726
Capital One Financial Corp.
5.700% 09/15/11	390,000	351,150
Chinatrust Commercial Bank
5.625% 12/29/49 (a)(c)	45,000	20,401
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (a)	250,000	234,717
Citigroup, Inc.
4.125% 02/22/10	240,000	231,650
Citigroup, Inc.
6.500% 08/19/13	480,000	441,079
Comerica Bank
5.200% 08/22/17	250,000	173,379
Goldman Sachs Capital II
5.793% 12/29/49 (c)	60,000	24,980
Goldman Sachs Group, Inc.
6.750% 10/01/37	35,000	23,672
HSBC Holdings PLC
6.800% 06/01/38	290,000	246,596
7.350% 11/27/32	53,000	42,222
JPMorgan Chase & Co.
6.000% 01/15/18	120,000	121,210
KeyBank NA
5.800% 07/01/14	250,000	209,084
Keycorp
6.500% 05/14/13	275,000	268,355
M&I Marshall & Ilsley Bank
5.300% 09/08/11	155,000	143,235

See Accompanying Notes to Financial Statements.

14

Corporate Bond Portfolio

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (d)	35,000	30,032
National City Corp.
4.900% 01/15/15	15,000	13,800
6.875% 05/15/19	175,000	148,160
Northern Trust Co.
6.500% 08/15/18	180,000	189,124
Northern Trust Corp.
5.500% 08/15/13	125,000	130,825
Regions Financial Corp.
7.750% 09/15/24	32,000	24,274
Regions Financing Trust II
6.625% 05/15/47 (c)	75,000	27,167
Scotland International Finance No. 2
4.250% 05/23/13 (a)	127,000	101,146
Union Planters Corp.
4.375% 12/01/10	120,000	114,696
Wachovia Corp.
4.375% 06/01/10	135,000	131,198
Banks Total		3,646,817
Diversified Financial Services – 5.3%
Eaton Vance Corp.
6.500% 10/02/17	390,000	334,585
Fund American Companies, Inc.
5.875% 05/15/13	110,000	84,451
General Electric Capital Corp.
5.450% 01/15/13	190,000	182,972
6.875% 01/10/39	255,000	207,975
International Lease Finance Corp.
4.750% 07/01/09	40,000	37,604
4.875% 09/01/10	175,000	127,839
Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (e)(f)	370,000	47,175
6.875% 05/02/18 (e)(f)	45,000	5,737
Diversified Financial Services Total		1,028,338
Insurance – 4.2%
ING Groep NV
5.775% 12/29/49 (c)	85,000	23,375
Liberty Mutual Group, Inc.
7.500% 08/15/36 (a)	285,000	160,107
MetLife, Inc.
7.717% 02/15/19	190,000	170,366
New York Life Global Funding
4.650% 05/09/13 (a)	140,000	136,329
Principal Life Income Funding Trusts
5.300% 04/24/13	350,000	321,540
Insurance Total		811,717
Real Estate Investment Trusts (REITs) – 1.8%
Camden Property Trust
5.375% 12/15/13	199,000	151,908

	Par ($)	Value ($)
Highwoods Properties, Inc.
5.850% 03/15/17	55,000	34,010
Hospitality Properties Trust
5.625% 03/15/17	140,000	67,513
Liberty Property LP
5.500% 12/15/16	160,000	103,360
Real Estate Investment Trusts (REITs) Total		356,791
Financials Total		5,843,663
Industrials – 9.2%
Aerospace & Defense – 1.8%
Boeing Co.
6.000% 03/15/19	100,000	102,708
Raytheon Co.
5.375% 04/01/13	245,000	257,045
Aerospace & Defense Total		359,753
Machinery – 2.1%
Caterpillar Financial Services Corp.
4.250% 02/08/13	195,000	183,471
Caterpillar, Inc.
8.250% 12/15/38	115,000	124,602
John Deere Capital Corp.
4.950% 12/17/12	95,000	95,355
Machinery Total		403,428
Miscellaneous Manufacturing – 1.0%
General Electric Co.
5.000% 02/01/13	198,000	198,022
Miscellaneous Manufacturing Total		198,022
Transportation – 4.3%
BNSF Funding Trust I
6.613% 12/15/55 (c)	130,000	94,250
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	50,000	45,601
7.950% 08/15/30	115,000	125,786
Union Pacific Corp.
4.698% 01/02/24	10,165	9,163
5.700% 08/15/18	165,000	157,053
6.650% 01/15/11	385,000	401,298
Transportation Total		833,151
Industrials Total		1,794,354
Technology – 2.5%
Networking – 0.7%
Cisco Systems, Inc.
5.900% 02/15/39	150,000	137,823
Networking Total		137,823

See Accompanying Notes to Financial Statements.

15

Corporate Bond Portfolio

March 31, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Software – 1.8%
Oracle Corp.
5.000% 01/15/11	345,000	361,695
Software Total		361,695
Technology Total		499,518
Utilities – 13.8%
Electric – 11.9%
AEP Texas Central Co.
6.650% 02/15/33	160,000	136,087
Columbus Southern Power Co.
6.600% 03/01/33	41,000	35,622
Commonwealth Edison Co.
4.700% 04/15/15	50,000	45,715
5.900% 03/15/36	95,000	77,795
5.950% 08/15/16	80,000	76,611
6.950% 07/15/18	95,000	88,912
Duke Energy Corp.
5.300% 10/01/15	285,000	294,539
Exelon Generation Co. LLC
6.200% 10/01/17	470,000	420,265
Kansas City Power & Light Co.
7.150% 04/01/19	250,000	251,130
MidAmerican Energy Holdings Co.
5.000% 02/15/14	197,000	197,174
6.125% 04/01/36	70,000	62,077
Oncor Electric Delivery Co.
5.950% 09/01/13 (a)	155,000	150,165
Pacific Gas & Electric Co.
4.200% 03/01/11	190,000	192,933
Progress Energy, Inc.
7.100% 03/01/11	120,000	124,403
Southern Power Co.
6.375% 11/15/36	45,000	37,030
Windsor Financing LLC
5.881% 07/15/17 (a)	149,829	132,474
Electric Total		2,322,932
Gas – 1.9%
Atmos Energy Corp.
6.350% 06/15/17	100,000	89,724
8.500% 03/15/19	115,000	117,417
Nakilat, Inc.
6.067% 12/31/33 (a)	260,000	175,895
Gas Total		383,036
Utilities Total		2,705,968
Total Corporate Fixed-Income Bonds & Notes (cost of $20,656,430)		18,454,744

Government & Agency Obligations – 4.6%
	Par ($)	Value ($)
Foreign Government Obligations – 4.6%
International Bank for Reconstruction & Development
5.000% 04/01/16	535,000	582,031
Province of Ontario
3.375% 05/20/11	115,000	117,294
Province of Quebec
5.125% 11/14/16	200,000	206,748
Foreign Government Obligations Total		906,073
Total Government & Agency Obligations (cost of $897,576)		906,073
Securities Lending Collateral – 0.0%
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 0.943%)	4,100	4,100
Total Securities Lending Collateral (cost of $4,100)		4,100
Total Investments – 99.0% (cost of $21,558,106) (h)		19,364,917
Obligation to Return Collateral for Securities Loaned – (0.0)%		(4,100)
Other Assets & Liabilities, Net – 1.0%		193,795
Net Assets – 100.0%		19,554,612

Notes to Investment Portfolio:

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Accompanying Notes to Financial Statements.

16

Corporate Bond Portfolio

March 31, 2009

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Portfolio's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$4,100	$–
Level 2 – Other Significant Observable Inputs	19,292,050	(51,563)
Level 3 – Significant Unobservable Inputs	68,767	–
Total	$19,364,917	$(51,563)

*  Other financial instruments consist of credit default swap contracts which are not included in the investment portfolio.

The Portfolio's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended March 31, 2009 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 31, 2008	$241,333	$–
Accretion of discount/ amortization of premium	1,196	–
Realized loss	(11,970)	–
Change in unrealized depreciation	(19,919)	–
Net sales	(141,873)	–
Transfers in to and/or out of Level 3	–	–
Balance as of March 31, 2009	$68,767	$–

The change in unrealized losses attributable to securities owned at March 31, 2009 which were valued using significant unobservable inputs (Level 3) amounted to $19,919. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

The information in the above reconciliation represents fiscal year-to-date activity for any security identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, these securities, which are not illiquid, amounted to $2,217,606, which represents 11.3% of net assets.

(b)  A portion of this security is pledged as collateral for credit default swaps. At March 31, 2009 the total market value of securities pledged amounted to $304,656.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(d)  Investments in affiliates during the twelve months ended March 31, 2009: Security name: Merrill Lynch & Co., Inc., 6.050%, 08/15/12.

Par as of 03/31/08:	$85,000
Par purchased:	$–
Par sold:	$(50,000)
Par as of 03/31/09:	$35,000
Net realized loss:	$(2,695)
Interest income earned:	$3,628
Value at end of period:	$30,032

  As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2009, the value of these securities amounted to $52,912, which represents 0.3% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Investment made with cash collateral from securities lending activity.

(h)  Cost for federal income tax purposes is $21,601,598.

At March 31, 2009, the Portfolio had entered into the following credit default swap contracts:

Swap Conterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Value of Contracts
Barclays Capital	The Home Depot, Inc. 5.875% 12/16/36	Buy	(2.930)%	03/20/13	$435,000	$(21,070)
Barclays Capital	Limited Brands, Inc. 6.125% 12/01/12	Buy	(6.150)%	03/20/14	500,000	(28,767)
Barclays Capital	Time Warner, Inc. 5.875% 11/15/16	Buy	(1.200)%	03/20/14	315,000	(1,726)
						$(51,563)

At March 31, 2009, the Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.9
Utilities	13.8
Energy	11.7
Communications	10.6
Consumer Non-Cyclical	9.6
Industrials	9.2
Consumer Cyclical	4.8
Technology	2.5
Basic Materials	2.3
94.4
Government & Agency Obligations	4.6
Other Assets & Liabilities, Net	1.0
100.0

See Accompanying Notes to Financial Statements.

17

Investment Portfolio – Mortgage- and Asset-Backed Portfolio

March 31, 2009

Mortgage-Backed Securities – 62.7%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
5.000% 05/01/37	504,958	521,365
5.000% 06/01/37	2,121,354	2,190,282
5.500% 05/01/37	2,660,441	2,763,513
5.883% 04/01/37 (a)	247,511	257,406
6.500% 11/01/32	9,852	10,465
6.500% 10/01/37	3,286,616	3,468,800
6.500% 01/01/39	1,796,917	1,896,524
6.500% 02/01/39	1,110,064	1,171,597
Federal National Mortgage Association
4.000% 03/01/39	2,747,000	2,762,023
4.500% 02/01/39	3,554,251	3,636,062
5.500% 02/01/37	93,300	96,952
5.500% 04/01/37	1,734,145	1,801,689
5.500% 05/01/37	1,109,761	1,152,962
5.500% 06/01/38	1,061,937	1,103,276
6.000% 09/01/36	3,000,157	3,139,061
6.000% 06/01/38	698,882	730,763
6.500% 10/01/37	424,176	447,345
6.500% 11/01/37	933,957	984,971
7.000% 02/01/32	15,243	16,457
TBA, 4.500% 04/01/39 (b)	2,000,000	2,043,750
Government National Mortgage Association
7.000% 03/15/31	1,975	2,124
Total Mortgage-Backed Securities (cost of $29,430,417)		30,197,387
Government & Agency Obligations – 17.7%
U.S. Government Obligations – 17.7%
U.S. Treasury Bill
0.090% 04/09/09	8,500,000	8,499,830
Total U.S. Government Obligations		8,499,830
Total Government & Agency Obligations (cost of $8,499,830)		8,499,830
Commercial Mortgage-Backed Securities – 12.1%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	95,848	85,799
4.750% 02/13/46 (a)	373,012	287,098
4.830% 08/15/38	123,627	115,382
4.933% 02/13/42 (a)	140,679	109,915
5.201% 12/11/38	564,847	462,911
5.546% 09/11/38 (a)	124,484	124,207
5.742% 09/11/42 (a)	145,000	108,592
Credit Suisse Mortgage Capital Certificates
4.991% 06/15/38	404,563	403,878
GE Capital Commercial Mortgage Corp.
4.170% 07/10/37	129,089	126,524

	Par ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Corp.
5.170% 05/15/47	408,817	405,024
5.255% 07/12/37	30,000	26,794
5.440% 06/12/47	120,000	77,448
5.814% 06/12/43 (a)	341,300	241,414
5.833% 04/15/45 (a)	130,617	130,706
LB-UBS Commercial Mortgage Trust
4.810% 01/15/36 (a)	554,190	338,248
4.853% 09/15/31	392,196	370,714
5.611% 04/15/41	116,207	109,879
6.462% 03/15/31	483,850	483,302
Merrill Lynch Mortgage Trust
5.829% 06/12/50 (a)	445,483	282,766
Morgan Stanley Capital I
4.989% 08/13/42	135,000	108,604
5.208% 11/14/42 (a)	134,284	104,872
5.332% 12/15/43	349,566	256,524
5.447% 02/12/44 (a)	130,021	91,058
Morgan Stanley Dean Witter Capital I
4.920% 03/12/35	400,722	358,882
Wachovia Bank Commercial Mortgage Trust
5.037% 03/15/42	50,000	46,834
5.210% 10/15/44 (a)	400,000	317,648
5.726% 06/15/45	195,226	195,049
5.997% 06/15/45	85,000	72,610
Total Commercial Mortgage-Backed Securities (cost of $6,648,606)		5,842,682
Asset-Backed Securities – 8.3%
Capital One Multi-Asset Execution Trust
0.536% 08/15/12 (a)	250,000	245,841
4.850% 11/15/13	290,000	288,407
5.300% 02/18/14	578,000	577,201
Chase Issuance Trust
4.260% 05/15/13	230,000	229,169
5.400% 07/15/15	150,000	148,991
Ford Credit Auto Owner Trust
5.160% 04/15/13	389,000	361,194
5.260% 10/15/10	213,125	213,989
Franklin Auto Trust
5.360% 05/20/16	100,000	95,850
Master Asset Backed Securities Trust
0.662% 02/25/36 (a)	5,096	5,037
Morgan Stanley Mortgage Loan Trust
0.642% 10/25/36 (a)	122,888	111,869
Residential Funding Mortgage Securities II, Inc.
0.622% 02/25/36 (a)	80,243	78,279
SACO I, Inc.
0.722% 04/25/35 (a)(c)	13,515	4,319

See Accompanying Notes to Financial Statements.

18

Mortgage- and Asset-Backed Portfolio

March 31, 2009

Asset-Backed Securities (continued)
	Par ($)	Value ($)
SLM Student Loan Trust
1.380% 03/15/17 (a)	223,918	205,926
1.400% 12/15/20 (a)	649,000	561,050
Terwin Mortgage Trust
1.422% 07/25/34 (a)	53,294	20,343
USAA Auto Owner Trust
4.280% 10/15/12	211,000	213,122
5.070% 06/15/13	639,000	653,888
Total Asset-Backed Securities (cost of $4,172,752)		4,014,475
Corporate Fixed-Income Bonds & Notes – 3.1%
Financials – 3.1%
Citibank NA
1.625% 03/30/11 (e)	1,500,000	1,502,533
Financials Total		1,502,533
Total Corporate Fixed-Income Bonds & Notes (cost of $1,499,626)		1,502,533
Collateralized Mortgage Obligations – 0.8%
Non-Agency – 0.8%
Bear Stearns Alt-A Trust
0.802% 01/25/35 (a)	79,717	37,458
Countrywide Alternative Loan Trust
0.612% 03/25/36 (a)	13,839	13,685
Morgan Stanley Mortgage Loan Trust
0.742% 02/25/47 (a)	636,597	312,201
Non-Agency Total		363,344
Total Collateralized Mortgage Obligations (cost of $730,153)		363,344
Short-Term Obligation – 1.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/09, due 04/01/09 at 0.140%, collateralized by a U.S. Government Agency Obligation maturing 01/15/13, market value $484,000 (repurchase proceeds $472,002)	472,000	472,000
Total Short-Term Obligation (cost of $472,000)		472,000
Total Investments – 105.7% (cost of $51,453,384) (d)		50,892,251
Other Assets & Liabilities, Net – (5.7)%		(2,763,918)
Net Assets – 100.0%		48,128,333

Notes to Investment Portfolio:

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Portfolio's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$10,543,580	$–
Level 2 – Other Significant Observable Inputs	40,348,671	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$50,892,251	$–

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(b)  Security purchased on a delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of this security, which is not illiquid, amounts to $4,319, which represents less than 0.01% of net assets.

(d)  Cost for federal income tax purposes is $51,469,379.

(e)  Security is guaranteed by the Federal Deposit Insurance Company.

At March 31, 2009, the asset allocation of the Portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	62.7
Government & Agency Obligations	17.7
Commercial Mortgage-Backed Securities	12.1
Asset-Backed Securities	8.3
Corporate Fixed-Income Bonds & Notes	3.1
Collateralized Mortgage Obligations	0.8
104.7
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	(5.7)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

19

Statements of Assets and Liabilities – Fixed Income Sector Portfolios
March 31, 2009

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Assets
Unaffiliated investments, at identified cost	21,523,141	51,453,384
Affiliated investments, at identified cost	34,965	—
Total investments, at identified cost	21,558,106	51,453,384
Unaffiliated investments, at value	19,334,885	50,892,251
Affiliated investments, at value	30,032	—
Total investments, at value	19,364,917	50,892,251
Cash	—	815
Cash held at broker	16,000	—
Receivable for:
Investments sold	298,405	—
Interest	327,385	167,138
Securities lending	166	—
Other assets	1,565	—
Total Assets	20,008,438	51,060,204
Liabilities
Payable to custodian bank	241,276	—
Collateral on securities loaned	4,100	—
Open credit default swap contracts	51,563	—
Payable for:
Investments purchased	141,594	231,190
Investments purchased on a delayed delivery basis	—	2,016,125
Portfolio shares repurchased	15,293	684,556
Total Liabilities	453,826	2,931,871
Net Assets	19,554,612	48,128,333
Net Assets Consist of
Paid-in capital	25,926,050	62,749,631
Undistributed net investment income	55,285	64,597
Accumulated net realized loss	(4,171,303)	(14,124,762)
Net unrealized appreciation (depreciation) on:
Investments	(2,193,189)	(561,133)
Credit default swap contracts	(62,231)	—
Net Assets	19,554,612	48,128,333
Shares outstanding	2,262,408	5,422,664
Net asset value per share	8.64	8.88

See Accompanying Notes to Financial Statements.

20

Statements of Operations – Fixed Income Sector Portfolios
For the Year Ended March 31, 2009

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Investment Income
Interest	2,559,086	4,460,548
Interest from affiliate	3,628	—
Securities lending	9,124	—
Total Investment Income	2,571,838	4,460,548
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Credit Default Swap Contracts
Net realized gain (loss) on:
Investments	(5,901,977)	(8,226,295)
Affiliated investment	(2,695)	—
Futures contracts	309,141	—
Credit default swap contracts	131,754	—
Net realized loss	(5,463,777)	(8,226,295)
Net change in unrealized appreciation (depreciation) on:
Investments	(724,055)	2,656,222
Futures contracts	(163,009)	—
Credit default swap contracts	(108,854)	—
Net change in unrealized appreciation (depreciation)	(995,918)	2,656,222
Net Loss	(6,459,695)	(5,570,073)
Net Decrease Resulting from Operations	(3,887,857)	(1,109,525)

See Accompanying Notes to Financial Statements.

21

Statements of Changes in Net Assets – Fixed Income Sector Portfolios

Increase (Decrease) in Net Assets	Corporate Bond Portfolio		Mortgage- and Asset-Backed Portfolio
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	2,571,838	4,499,631	4,460,548	7,979,479
Net realized loss on investments, futures contracts and credit default swap contracts	(5,463,777)	(1,736,875)	(8,226,295)	(6,891,723)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and credit default swap contracts	(995,918)	(1,291,465)	2,656,222	(2,949,101)
Net increase (decrease) resulting from operations	(3,887,857)	1,471,291	(1,109,525)	(1,861,345)
Distributions to Shareholders
From net investment income	(2,585,812)	(4,501,832)	(4,513,649)	(7,957,916)
From realized gain	—	—	—	(427,583)
Total distributions to shareholders	(2,585,812)	(4,501,832)	(4,513,649)	(8,385,499)
Net Capital Stock Transactions	(47,774,916)	(1,754,285)	(84,444,399)	13,084,770
Total increase (decrease) in net assets	(54,248,585)	(4,784,826)	(90,067,573)	2,837,926
Net Assets
Beginning of period	73,803,197	78,588,023	138,195,906	135,357,980
End of period	19,554,612	73,803,197	48,128,333	138,195,906
Undistributed net investment income at end of period	55,285	69,259	64,597	117,698

See Accompanying Notes to Financial Statements.

22

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Corporate Bond Portfolio				Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008		Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	176,063	1,580,494	1,071,346	10,523,592	2,498,322	22,601,096	2,796,773	27,383,420
Distributions reinvested	1,682	14,980	2,783	27,323	20,921	185,920	26,990	261,887
Redemptions	(5,554,673)	(49,370,390)	(1,249,107)	(12,305,200)	(11,926,680)	(107,231,415)	(1,512,783)	(14,560,537)
Net increase (decrease)	(5,376,928)	(47,774,916)	(174,978)	(1,754,285)	(9,407,437)	(84,444,399)	1,310,980	13,084,770

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Corporate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2009	2008		2007	2006	2005
Net Asset Value, Beginning of Period	$9.66	$10.06		$9.93	$10.19	$10.58
Income from Investment Operations:
Net investment income (a)	0.56	0.58		0.55	0.49	0.48
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	(1.01)	(0.40)		0.13	(0.25)	(0.36)
Total from investment operations	(0.45)	0.18		0.68	0.24	0.12
Less Distributions to Shareholders:
From net investment income	(0.57)	(0.58)		(0.55)	(0.49)	(0.48)
From net realized gains	—	—		—	(0.01)	(0.03)
Total distributions to shareholders	(0.57)	(0.58)		(0.55)	(0.50)	(0.51)
Net Asset Value, End of Period	$8.64	$9.66		$10.06	$9.93	$10.19
Total return (b)	(4.65)%	1.81	%(c)	7.01%	2.34%	1.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	—	—		—	—	—
Net investment income (d)	6.10%	5.84%		5.55%	4.83%	4.69%
Portfolio turnover rate	137%	189%		114%	62%	39%
Net assets, end of period (000's)	$19,555	$73,803		$78,588	$64,597	$52,698

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Mortgage- and Asset-Backed Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.32	$10.01	$9.85	$10.01	$10.19
Income from Investment Operations:
Net investment income (a)	0.44	0.54	0.54	0.40	0.26
Net realized and unrealized gain (loss) on investments	(0.44)	(0.67)	0.14	(0.12)	(0.01)
Total from investment operations	—	(0.13)	0.68	0.28	0.25
Less Distributions to Shareholders:
From net investment income	(0.44)	(0.53)	(0.52)	(0.40)	(0.26)
From net realized gains	—	(0.03)	—	(0.04)	(0.17)
Total distributions to shareholders	(0.44)	(0.56)	(0.52)	(0.44)	(0.43)
Net Asset Value, End of Period	$8.88	$9.32	$10.01	$9.85	$10.01
Total return (b)	0.10%	(1.34)%	7.12%	2.85%	2.57%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (c)	—	—	—	—	—
Net investment income (c)	4.92%	5.50%	5.41%	4.00%	2.61%
Portfolio turnover rate	142%	369%	543%	561%	765%
Net assets, end of period (000's)	$48,128	$138,196	$135,358	$89,569	$78,216

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

25

Notes to Financial Statements – Fixed Income Sector Portfolios
March 31, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of the Trust.

Investment Objectives

Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio each seek total return, consisting of current income and capital appreciation.

Portfolio Shares

The Portfolios are authorized to issue an unlimited number of shares without par value and are available only to certain eligible investors through certain wrap fee programs and certain other managed accounts, including those sponsored or managed by Bank of America Corporation ("BOA") and its affiliates.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon quotations from market makers. Quotations obtained from independent pricing services use information provided by market makers.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Portfolios' financial statement disclosures.

26

Fixed Income Sector Portfolios (continued)

March 31, 2009

Futures Contracts

The Portfolios may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Portfolios' investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Portfolios' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Portfolio pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Portfolios will not incur any registration costs upon such resale.

Delayed Delivery Securities

Each Portfolio may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolios to subsequently invest at less advantageous prices. Each Portfolio holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Credit Default Swaps

The Portfolios may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Portfolios may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer.

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

27

Fixed Income Sector Portfolios (continued)

March 31, 2009

index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Portfolios' Statements of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Dividend income is recorded on the ex-date.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against a Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolios' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments from the reversal of net capital losses on redemption-in-kind were identified and reclassified among the components of the Portfolios' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized (Loss)	Paid-In Capital
Corporate Bond Portfolio	$—	$3,963,205	$(3,963,205)
Mortgage- and Asset-Backed Portfolio	—	999,558	(999,558)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

28

Fixed Income Sector Portfolios (continued)

March 31, 2009

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Corporate Bond Portfolio	$2,585,812	$—
Mortgage- and Asset-Backed Portfolio	4,513,649	—
	March 31, 2008
	Ordinary Income*	Long-Term Capital Gains
Corporate Bond Portfolio	$4,501,832	$—
Mortgage- and Asset-Backed Portfolio	8,385,499	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Corporate Bond Portfolio	$55,287	$—	$(2,236,681)
Mortgage- and Asset-Backed Portfolio	64,596	—	(577,128)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Corporate Bond Portfolio	$238,300	$(2,474,981)	$(2,236,681)
Mortgage- and Asset-Backed Portfolio	830,622	(1,407,750)	(577,128)

The following capital loss carryforwards, determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in
	2014	2015	2016	2017	Total
Corporate Bond Portfolio	$190,899	$595,089	$576,674	$2,121,554	$3,484,216
Mortgage- and Asset-Backed Portfolio	—	—	976,265	12,534,859	13,511,124

29

Fixed Income Sector Portfolios (continued)

March 31, 2009

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses of $643,597 and $613,638 attributed to security transactions were deferred to April 1, 2009 for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, respectively.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Portfolios is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolios' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of BOA, provides investment advisory services to the Portfolios.

Columbia does not receive any fees for its investment advisory services. In addition, under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios (exclusive of brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses, but including custodian charges relating to overdrafts, if any).

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expenses of borrowing money and extraordinary expenses. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation from the Portfolios for its services.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent does not receive any compensation directly from the Portfolios for its services.

Distribution and Service Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolios' shares. The Distributor does not receive a fee for its services as distributor.

30

Fixed Income Sector Portfolios (continued)

March 31, 2009

Note 5. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolios were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Corporate Bond Portfolio	$19,353,902	$19,237,567	$36,046,450	$52,498,129
Mortgage- and Asset-Backed Portfolio	96,258,226	128,558,373	35,585,049	18,352,507

Note 6. Redemption in-Kind

Sales of securities for the Portfolios include the value of securities delivered through an in-kind redemption of certain Portfolio shares on September 26, 2008. Any realized gain (loss) on securities delivered through an in-kind redemption of shares is not taxable to the Portfolios. The value of securities and realized gain (loss) on securities delivered through an in-kind redemption of Portfolio shares aggregated were:

	Market Value of Securities	Realized Loss on Securities
Corporate Bond Portfolio	$30,074,725	$(3,947,101)
Mortgage- and Asset-Backed Portfolio	65,071,373	(999,558)

Prior to the in-kind redemption, the shareholders owned 61.5% and 58.7% of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio, respectively.

Note 7. Line of Credit

The Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any portfolio is limited to the lesser of $200,000,000 and the Portfolios' borrowing limit set forth in the Portfolios' registration statements. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Portfolios and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended March 31, 2009, the Portfolios did not borrow under these arrangements.

Note 8. Securities Lending

Each Portfolio may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Portfolios. Generally, in the event of borrower default, the Portfolios have the right to use the collateral to offset any losses incurred. In

31

Fixed Income Sector Portfolios (continued)

March 31, 2009

the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Portfolios. The Portfolios bear the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, the Portfolios had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Corporate Bond Portfolio	97.6
Mortgage- and Asset-Backed Portfolio	91.5

As of March 31, 2009, the Portfolios had shareholders that held greater than 5% of the shares outstanding of a Portfolio, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Mortgage- and Asset-Backed Portfolio	1	6.3

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Mortgage-Backed Securities Risk

The value of the mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

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Fixed Income Sector Portfolios (continued)

March 31, 2009

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and Shareholders of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a series of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 22, 2009

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 66.

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero* (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; Director—Renaissance Reinsurance Ltd.; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 66; Board Member—Piedmont Natural Gas.

*  Mr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. ("Citigroup"), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

36

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

37

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

38

Board Consideration and Re-Approval of Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Portfolio's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The most recent investment adviser registration forms ("Forms ADV") for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

Portfolio Performance and Expenses. The Board considered the performance results for each of the Portfolios over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe

39

and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board noted that no fees or expenses are charged to the Portfolios.

The Board engaged in further review of Mortgage- and Asset-Backed Portfolio because its performance over some periods was appreciably below the median range of its Peer Group. However, the Board noted factors such as the positive performance of the Portfolio over some periods relative to its Peer Group, the on-going restructuring of the Portfolio, and the recent change in the portfolio management team, that outweighed the factor noted above.

Investment Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the "Contractual Management Rates"). The Board noted that CMA does not charge the Portfolios an investment advisory fee, but that CMA does receive an advisory fee from the sponsors of wrap programs, who in turn charge the participants in the programs. The Board acknowledged the fees received by CMA from the sponsors in approving the Contractual Management Rates. The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rates, and the approval of the Advisory Agreement for both of the Portfolios.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, because the Contractual Management Rates are zero, no further analysis was required.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationships with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are

40

sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board and its Committees review reports of CMA at each of their quarterly meetings, which include, among other things, Portfolio performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion. After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

41

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

43

Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

44

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

45

across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Fixed Income Sector Portfolios

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Fixed Income Sector Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website, www.columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a portfolio, contact your Columbia Management representative or financial advisor.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA and SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

49

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
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Permit NO. 20

Columbia Management®

Fixed Income Sector Portfolios

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/10747-0309 (05/09) 09/79010

Columbia Management®

Annual Report

March 31, 2009

Columbia LifeGoalTM Portfolios

■  Columbia LifeGoalTM Growth Portfolio

■  Columbia LifeGoalTM Balanced Growth Portfolio

■  Columbia LifeGoalTM Income and Growth Portfolio

■  Columbia LifeGoalTM Income Portfolio

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

LifeGoalTM Growth Portfolio	3

LifeGoalTM Balanced Growth Portfolio	8

LifeGoalTM Income and Growth Portfolio	13

LifeGoalTM Income Portfolio	18

Investment Portfolios	23

Statements of Assets and Liabilities	27

Statements of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	36

Notes to Financial Statements	55

Report of Independent Registered Public Accounting Firm	65

Federal Income Tax Information	66

Fund Governance	67

Board Consideration and Re-Approval of Investment Advisory Agreement	71

Summary of Management Fee Evaluation by Independent Fee Consultant	74

Important Information About This Report	81

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient over the long term.1 Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update – LifeGoal Portfolios

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real GDP will contract at a rate well below the fourth quarter's negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us.

In an effort to restore confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 2.25% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed's efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.1 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.2 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars)

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Russell 1000® Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

3The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Summary

For the 12-month period that ended March 31, 2009

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch High Yield U.S. Corporates, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Capital Aggregate Index	Merrill Lynch Index

Barclays Capital Municipal Index

1

Economic Update (continued) – LifeGoal Portfolios

for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index4 returned negative 47.07% (in U.S. dollars).

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index5 (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index6 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index7 returned 2.27% for the 12-month period.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

5The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Merrill Lynch High Yield U.S. Corporates, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

7The Barlcays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Portfolio Profile – Columbia LifeGoal Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 37.62% without sales charge.

■  In an environment of contracting economic growth and sharply falling stock prices, the portfolio held up slightly better than its benchmark, the S&P 500 Index, and performed in line with the average return of its peer group, the Lipper Large-Cap Core Funds Classification.1

■  A decision to underweight international markets and increase exposure to small-cap stocks contributed favorably to returns. However, exposure to emerging markets detracted from performance.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 1990.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–37.62%

Class A shares (without sales charge)

–38.09%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a portfolio's investment strategy. For equity portfolios, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a portfolio's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

3

Performance Information – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.47
Class B	2.22
Class C	2.22
Class R	1.72
Class Z	1.22

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	10,435	9,836
Class B	9,672	9,672
Class C	9,672	9,672
Class R	10,348	n/a
Class Z	10,685	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/12/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	–37.62	–41.22	–37.99	–40.46	–37.99	–38.49	–37.76	–37.38
5-year	–2.91	–4.06	–3.61	–3.88	–3.61	–3.61	–3.07	–2.62
10-year	0.43	–0.17	–0.33	–0.33	–0.33	–0.33	0.34	0.66

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

4

Understanding Your Expenses – Columbia LifeGoal Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	705.71	1,022.44	2.13	2.52	0.50
Class B	1,000.00	1,000.00	704.01	1,018.70	5.31	6.29	1.25
Class C	1,000.00	1,000.00	703.91	1,018.70	5.31	6.29	1.25
Class R	1,000.00	1,000.00	704.71	1,021.19	3.19	3.78	0.75
Class Z	1,000.00	1,000.00	707.70	1,023.68	1.06	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

5

Portfolio Managers' Report – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	6.68
Class B	6.17
Class C	6.12
Class R	6.64
Class Z	6.78

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	2.50
Class B	2.48
Class C	2.48
Class R	2.49
Class Z	2.51

For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 37.62% without sales charge. The portfolio's benchmark, the S&P 500 Index, returned negative 38.09% during the period. The average return of its peer group, the Lipper Large-Cap Core Funds Classification, was negative 37.32%. A decision to underweight international markets and increase exposure to small-cap stocks contributed favorably to returns. However, addition of emerging markets equities detracted from performance. Underlying funds in the portfolio delivered mixed results.

As of February 20, 2009, Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield were named co-managers of the portfolio.

A challenging environment for stock markets everywhere

As a financial crisis deepened and the economy slumped into recession, stock prices came down sharply. In January, a new federal administration began to formulate plans to stimulate an ailing financial system, stabilize the auto industry and jumpstart the economy. However, the prospect of over a trillion dollars in new spending made investors cautious. After more than a year of precipitous losses, the U.S. stock market reversed course and moved higher in March. Yet, it is too soon to tell whether the equity markets have bottomed and whether the late-March rally in stock prices is sustainable.

In this environment, a decision to underweight developed international markets, which were subject to greater losses than the U.S. market, and to shift some assets into small-cap stocks, which performed somewhat better than mid-cap stocks and some areas of the large-cap market, contributed favorably to performance. However, with all major market indices down more than 35%, the good news was all relative. Several of the underlying Columbia Funds outperformed their respective benchmarks and added to the relative outperformance of the Columbia LifeGoal Growth Portfolio. Columbia Large Cap Core Fund, Columbia Contrarian Core Fund, Columbia Large Cap Value Fund, Columbia Marsico Focused Equities Fund, Columbia International Value Fund, Columbia Convertible Securities Fund, Columbia Acorn International, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, and Columbia Disciplined Value Fund all performed better than their respective equity benchmarks. Columbia Value and Restructuring Fund, Columbia Small Cap Value Fund II, Columbia Marsico International Opportunities Fund, Columbia Acorn USA, Columbia Small Cap Growth Fund II, Columbia Large Cap Growth Fund, Columbia Select Large Cap Growth Fund, Columbia Small Cap Growth Fund I and Columbia Emerging Markets Fund all returned less than their respective equity benchmarks. A strategic decision to add exposure to emerging markets detracted from performance during this reporting period, but we believe that these markets have significant return potential from the lows they reached in 2008 and that this move could be rewarded going forward.

6

Portfolio Managers' Report (continued) – Columbia LifeGoal Growth Portfolio

Looking ahead

Despite the potential for market recovery, we remain cautious in our overall outlook for stocks in the year ahead. Recession has spread across the globe and market turbulence could continue for some time. Nevertheless, we are confident that the underlying funds in the portfolio have the potential to rebound over the long term. Investing in the stock market is a long-term endeavor. We do not believe that one year of weak returns weighed against the stock market's track record should undermine confidence in the stock market's potential over the long term.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include, among others, stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio Allocation

as of 03/31/09 (%)

Columbia Mid Cap Value Fund	11.1
Columbia Mid Cap Growth Fund	11.0
Columbia International Value Fund	8.6
Columbia Large Cap Core Fund	7.1
Columbia Contrarian Core Fund	7.1
Columbia Small Cap Value Fund II	6.2
Columbia Emerging Markets Fund	4.9
Columbia Marsico Focused Equities Fund	4.8
Columbia Value and Restructuring Fund	4.8
Columbia Large Cap Growth Fund	4.8
Columbia Large Cap Value Fund	4.7
Columbia Select Large Cap Growth Fund	4.7
Columbia Disciplined Value Fund	4.7
Columbia Acorn International	3.6
Columbia Marsico International Opportunities Fund	3.6
Columbia Acorn USA	3.0
Columbia Convertible Securities Fund	2.3
Columbia Small Cap Growth Fund II	1.5
Columbia Small Cap Growth Fund I	1.5

Portfolio allocation is calculated as a percentage of total investments.

7

Portfolio Profile – Columbia LifeGoal Balanced Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–26.48%

Class A shares (without sales charge)

+3.13%

Barclays Capital U.S. Aggregate Bond Index

–38.09%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a portfolio's investment strategy. For equity portfolios, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a portfolio's investment style (value, blend or growth). For fixed-income portfolios, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 26.48% without sales charge.

■  The portfolio's equity benchmark, the S&P 500 Index, returned negative 38.09% while the portfolio's fixed income benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 3.13%.

■  The portfolio performed slightly better than the average return of its peer group, the Lipper Mixed Asset Target Allocation Growth Funds Classification. A decision to underweight equities and increase exposure to small cap stocks contributed favorably to returns.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 1990.

8

Performance Information – Columbia LifeGoal Balanced Growth Portfolio

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Balanced Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	12,572	11,849
Class B	11,670	11,670
Class C	11,656	11,656
Class R	12,470	n/a
Class Z	12,912	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.37
Class B	2.12
Class C	2.12
Class R	1.62
Class Z	1.12

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/13/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	–26.48	–30.69	–27.01	–30.23	–27.05	–27.70	–26.67	–26.28
5-year	–1.31	–2.47	–2.04	–2.33	–2.04	–2.04	–1.47	–1.01
10-year	2.31	1.71	1.56	1.56	1.54	1.54	2.23	2.59

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

9

Understanding Your Expenses – Columbia LifeGoal Balanced Growth Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	812.02	1,022.44	2.26	2.52	0.50
Class B	1,000.00	1,000.00	809.02	1,018.70	5.64	6.29	1.25
Class C	1,000.00	1,000.00	809.12	1,018.70	5.64	6.29	1.25
Class R	1,000.00	1,000.00	811.02	1,021.19	3.39	3.78	0.75
Class Z	1,000.00	1,000.00	813.11	1,023.68	1.13	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

10

Portfolio Managers' Report – Columbia LifeGoal Balanced Growth Portfolio

For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 26.48% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index, returned negative 38.09%. Its fixed income benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 3.13%. In an environment of contracting economic growth and sharply falling stock prices, the portfolio performed slightly better than the average return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification, which returned negative 29.69%. A decision to underweight equities and increase exposure to small cap stocks contributed favorably to returns. However, an increase in exposure to emerging markets detracted from performance as did an increase in exposure to investment-grade bonds. Underlying funds in the portfolio delivered mixed results.

As of February 20, 2009, Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield were named co-managers of the portfolio.

A challenging environment for markets everywhere

As a financial crisis deepened and the economy slumped into recession, stock prices came down sharply and many sectors of the bond market came under pressure. In January, a new federal administration began to formulate plans to stimulate an ailing financial system, stabilize the auto industry and jumpstart the economy. However, the prospect of over a trillion dollars in new spending made investors cautious. After more than a year of precipitous losses, the U.S. stock market reversed course and moved higher in March and beaten-down segments of the bond market showed some signs of life. Yet, it is too soon to tell whether the markets have bottomed and whether the late-March rally in stock prices is sustainable.

In this environment, a decision to underweight equities, which fared far worse than fixed income securities, and to shift some assets into small cap stocks, which performed somewhat better than mid-cap stocks, and some areas of the large cap market, contributed favorably to performance. However, with all major stock market indices down more than 35% and only the highest quality bonds delivering positive returns, the good news was all relative. Several of the underlying Columbia Funds outperformed their respective benchmarks and added to the relative outperformance of the Columbia LifeGoal Balanced Growth Portfolio. Columbia Large Cap Core Fund, Columbia Contrarian Core Fund, Columbia Large Cap Value Fund, Columbia Marsico Focused Equities Fund, Columbia International Value Fund, Columbia Convertible Securities Fund, Columbia Acorn International, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia High Income Fund and Columbia Disciplined Value Fund all performed better than their respective benchmarks. Columbia Value and Restructuring Fund, Columbia Small Cap Value Fund II, Columbia Marsico International Opportunities Fund, Columbia Acorn USA, Columbia Small Cap Growth Fund II, Columbia Large Cap Growth Fund, Columbia Select Large Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Income Fund, Columbia Total Return Bond Fund and Columbia Emerging Markets Fund all returned less than their respective benchmarks.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	7.33
Class B	7.29
Class C	7.38
Class R	7.33
Class Z	7.33

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	1.34
Class B	1.27
Class C	1.27
Class R	1.31
Class Z	1.36

11

Portfolio Managers' Report (continued) – Columbia LifeGoal Balanced Growth Portfolio

Portfolio Allocation

as of 03/31/09 (%)

Columbia Total Return Bond Fund	24.6
Columbia Income Fund	8.8
Columbia High Income Fund	6.5
Columbia International Value Fund	5.0
Columbia Acorn International	5.0
Columbia Marsico International Opportunities Fund	5.0
Columbia Mid Cap Value Fund	4.7
Columbia Mid Cap Growth Fund	4.6
Columbia Large Cap Core Fund	3.9
Columbia Contrarian Core Fund	3.9
Columbia Small Cap Value Fund II	3.9
Columbia Emerging Markets Fund	3.0
Columbia Marsico Focused Equities Fund	2.7
Columbia Large Cap Growth Fund	2.7
Columbia Select Large Cap Growth Fund	2.7
Columbia Value and Restructuring Fund	2.3
Columbia Large Cap Value Fund	2.3
Columbia Disciplined Value Fund	2.3
Columbia Convertible Securities Fund	2.1
Columbia Acorn USA	2.0
Columbia Small Cap Growth Fund II	1.0
Columbia Small Cap Growth Fund I	1.0
Columbia Cash Reserves	0.0

Portfolio allocation is calculated as a percentage of total investments.

During the period, we reduced the portfolio's cash position to increase exposure to investment grade bonds, which detracted from performance as only the highest quality bonds fared well during the period. A decision to increase exposure to emerging markets detracted from performance during this reporting period, but we believe that these markets have significant return potential from the lows they reached in 2008 and that this move could be rewarded going forward.

Looking ahead

Despite the potential for market recovery, we remain cautious in our overall outlook for the year ahead. Recession has spread across the globe and market turbulence could continue for some time. Nevertheless, we are confident that the funds in the portfolio have the potential to rebound over the long-term. Investing is a long-term endeavor. We do not believe that one year of weak returns weighed against the positive track record of stocks and bonds should undermine confidence in the market's potential over the long-term.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include, among others, stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield securities (commonly known as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

12

Portfolio Profile – Columbia LifeGoal Income and Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 16.58% without sales charge.

■  The portfolio's equity benchmark, the S&P 500 Index, returned negative 38.09% while its fixed income benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 3.13%.

■  The portfolio held up slightly better than the average return of its peer group, the Lipper Mixed Asset Target Allocation Conservative Funds Classification. A decision to underweight equities and increase exposure to small-cap stocks helped shore up returns.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 1990.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–16.58%

Class A shares (without sales charge)

+3.13%

Barclays Capital U.S. Aggregate Bond Index

–38.09%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a portfolio's investment strategy. For equity portfolios, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a portfolio's investment style (value, blend or growth). For fixed-income portfolios, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

13

Performance Information – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class R	1.49
Class Z	0.99

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income and Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	12,845	12,111
Class B	11,931	11,931
Class C	11,905	11,905
Class R	12,756	n/a
Class Z	13,122	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/07/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	–16.58	–21.35	–17.09	–20.95	–17.09	–17.86	–16.69	–16.23
5-year	0.12	–1.06	–0.61	–0.90	–0.61	–0.61	–0.02	0.36
10-year	2.54	1.93	1.78	1.78	1.76	1.76	2.46	2.75

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

14

Understanding Your Expenses – Columbia LifeGoal Income and Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	887.81	1,022.44	2.35	2.52	0.50
Class B	1,000.00	1,000.00	885.22	1,018.70	5.88	6.29	1.25
Class C	1,000.00	1,000.00	885.51	1,018.70	5.88	6.29	1.25
Class R	1,000.00	1,000.00	887.81	1,021.19	3.53	3.78	0.75
Class Z	1,000.00	1,000.00	890.00	1,023.68	1.18	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

15

Portfolio Managers' Report – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	8.03
Class B	8.01
Class C	7.96
Class R	8.04
Class Z	7.96

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.73
Class B	0.66
Class C	0.66
Class R	0.71
Class Z	0.76

For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 16.58% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index, returned negative 38.09% and its fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 3.13%. In an environment of contracting economic growth and sharply falling stock prices, the portfolio performed slightly better than the average return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification, which returned negative 17.38%. A decision to underweight equities and increase exposure to small cap stocks contributed favorably to returns. However, an increase in exposure to emerging markets detracted from performance as did increased exposure to Columbia Income Fund. Overall, the underlying funds in the portfolio delivered mixed results.

As of February 20, 2009, Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield were named co-managers of the portfolio.

A challenging environment for markets everywhere

As a financial crisis deepened and the economy slumped into recession, stock prices came down sharply and many sectors of the bond market came under pressure. In January, a new federal administration began to formulate plans to stimulate an ailing financial system, stabilize the auto industry and jumpstart the economy. However, the prospect of over a trillion dollars in new spending made investors cautious. After more than a year of precipitous losses, the U.S. stock market reversed course and moved higher in March and beaten-down segments of the bond market showed some signs of life. Yet, it is too soon to tell whether the markets have bottomed and whether the late-March rally in stock prices is sustainable.

In this environment, a decision to underweight equities, which fared far worse than fixed income securities, and to shift some assets into small-cap stocks, which performed somewhat better than mid-cap stocks and some areas of the large-cap market, contributed favorably to performance. However, with all major stock market indices down more than 35% and only the highest quality bonds delivering positive returns, the good news was all relative. Several of the underlying Columbia Funds outperformed their respective benchmarks and added to the relative outpeformance of the Columbia LifeGoal Income and Growth Portfolio. Columbia Large Cap Core Fund, Columbia Contrarian Core Fund, Columbia Large Cap Value Fund, Columbia Marsico Focused Equities Fund, Columbia International Value Fund, Columbia Convertible Securities Fund, Columbia Acorn International, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia High Income Fund and Columbia Disciplined Value Fund all performed better than their respective benchmarks. Columbia Value and Restructuring Fund, Columbia Small Cap Value Fund II, Columbia Marsico International Opportunities Fund, Columbia Acorn USA, Columbia Small Cap Growth Fund II, Columbia Large Cap Growth Fund, Columbia Select Large Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Income Fund, Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia Emerging Markets Fund all returned less than their respective benchmarks.

During the period, we reduced the portfolio's cash position to increase exposure to investment-grade bonds, which detracted from performance as only the highest quality bonds fared well during the period. However, the portfolio's remaining position in cash helped cushion results. A decision to increase exposure to emerging markets detracted from performance during this reporting period, but we believe that these markets have significant return potential from the lows they reached in 2008 and that this move could be rewarded going forward.

16

Portfolio Managers' Report (continued) – Columbia LifeGoal Income and Growth Portfolio

Looking ahead

Despite the potential for market recovery, we remain cautious in our overall outlook for the year ahead. Recession has spread across the globe and market turbulence could continue for some time. Nevertheless, we are confident that the funds in the portfolio have the potential to rebound over the long term. Investing is a long-term endeavor. We do not believe that one year of weak returns weighed against the positive track record of stocks and bonds should undermine confidence in the market's potential over the long term.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include, among others, stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield securities (commonly known as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high yield bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greataer potential risks, including less regulation, currency fluctuation, economic instability and political developments.

Portfolio Allocation

as of 03/31/09 (%)

Columbia Short Term Bond Fund	27.0
Columbia Total Return Bond Fund	21.6
Columbia High Income Fund	10.5
Columbia Income Fund	7.9
Columbia Convertible Securities Fund	4.1
Columbia International Value Fund	2.6
Columbia Acorn International	2.1
Columbia Marsico International Opportunities Fund	2.1
Columbia Mid Cap Value Fund	2.0
Columbia Mid Cap Growth Fund	2.0
Columbia Emerging Markets Fund	2.0
Columbia Contrarian Core Fund	1.9
Columbia Large Cap Core Fund	1.9
Columbia Cash Reserves	1.6
Columbia Small Cap Value Fund II	1.5
Columbia Marsico Focused Equities Fund	1.3
Columbia Large Cap Growth Fund	1.3
Columbia Large Cap Value Fund	1.3
Columbia Value and Restructuring Fund	1.3
Columbia Select Large Cap Growth Fund	1.3
Columbia Disciplined Value Fund	1.3
Columbia Acorn USA	0.8
Columbia Small Cap Growth Fund II	0.4
Columbia Small Cap Growth Fund I	0.4

Portfolio allocation is calculated as a percentage of total investments.

17

Portfolio Profile – Columbia LifeGoal Income Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–8.37%

Class A shares (without sales charge)

+3.42%

Barclays Capital U.S. Aggregate 1-3 Years Index

–1.13%

Blended 80% Barclays Capital U.S. Aggregate 1-3 Years Index / 20% Barclays Capital U.S. Corporate High-Yield Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a portfolio's investment strategy. For equity portfolios, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a portfolio's investment style (value, blend or growth). For fixed-income portfolios, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 8.37% without sales charge.

■  The portfolio's fixed income benchmark, the Barclays Capital U.S. Aggregate 1-3 Years Index (formerly Lehman Brothers U.S. Aggregate 1-3 Years Index), returned 3.42%. A customized benchmark created by Columbia Management Advisors LLC, blending 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High-Yield Bond Index (formerly the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index), returned negative 1.13% for the period.1

■  The portfolio held up significantly better than the average return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. A decision to cut exposure to equities by nearly half served as a significant cushion during a period of sharply declining stock prices.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been with the advisor or its predecessors or affiliate organizations since 1990.

1The Barclays Capital U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. This blend is 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High-Yield Bond Index. Barclays Capital U.S. Corporate High-Yield Bond Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

18

Performance Information – Columbia LifeGoal Income Portfolio

Performance of a $10,000 investment 09/04/03 – 03/31/09

*Benchmark performance is as of 08/31/03

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Barclays Capital U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The blended index is a blend of 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High-Yield Bond Index. The Barclays Capital U.S. High Yield Index is an index of fixed-rate, non-investment-grade bonds with at least one year remaining to maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 09/04/03 – 03/31/09 ($)

Sales charge	without	with
Class A	10,926	10,567
Class B	10,463	10,463
Class C	10,454	10,454
Class Z	11,063	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	09/04/03		09/04/03		09/05/03		09/04/03
Sales charge	without	with	without	with	without	with	without
1-year	–8.37	–11.34	–9.17	–11.79	–9.18	–10.05	–8.25
5-year	0.77	0.09	–0.01	–0.01	0.01	0.01	0.99
Life	1.60	0.99	0.81	0.81	0.80	0.80	1.83

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns shown do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.73
Class B	2.48
Class C	2.48
Class Z	1.48

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class Z	1.01

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio's prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

19

Understanding Your Expenses – Columbia LifeGoal Income Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.98	1,021.59	3.26	3.38	0.67
Class B	1,000.00	1,000.00	946.30	1,017.85	6.89	7.14	1.42
Class C	1,000.00	1,000.00	946.20	1,017.85	6.89	7.14	1.42
Class Z	1,000.00	1,000.00	951.08	1,022.84	2.04	2.12	0.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

20

Portfolio Managers' Report – Columbia LifeGoal Income Portfolio

For the 12-month period that ended March 31, 2009, the portfolio's Class A shares returned negative 8.37% without sales charge. The portfolio trailed its benchmark, the Barclays Capital U.S. Aggregate 1-3 Years Index, which returned 3.42%. The portfolio's return was also lower than the negative 1.13% blended return for the Barclays Capital U.S. Aggregate 1-3 Years Index and the Barclays Capital U.S. Corporate High-Yield Bond Index. In an environment of contracting economic growth and sharply falling stock prices, the portfolio held up significantly better than the average return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification, which returned negative 17.38%. A decision to reduce the portfolio's equity exposure by nearly half made a positive contribution to returns. However, an increase in exposure to investment grade bonds through Columbia Income Fund at the expense of cash detracted from performance. Overall, underlying funds in the portfolio delivered mixed results.

As of February 20, 2009, Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield were named co-managers of the portfolio.

A challenging environment for markets everywhere

As a financial crisis deepened and the economy slumped into recession, stock prices came down sharply and many sectors of the bond market came under pressure. In January, a new federal administration began to formulate plans to stimulate an ailing financial system, stabilize the auto industry and jumpstart the economy. However, the prospect of over a trillion dollars in new spending made investors cautious. After more than a year of precipitous losses, the U.S. stock market reversed course and moved higher in March and beaten-down segments of the bond market showed some signs of life. Yet, it is too soon to tell whether the markets have bottomed and whether the late-March rally in stock prices is sustainable.

In this environment, a decision to cut back on the portfolio's equity exposure contributed favorably to performance. However, with all major stock market indices down more than 35% and only the highest quality bonds delivering positive returns, the good news was mostly relative. Columbia Large Cap Value Fund, Columbia Convertible Securities Fund, Columbia Mid Cap Value Fund, Columbia High Income Fund and Columbia Disciplined Value Fund all held up much better than their respective benchmarks. Columbia Value and Restructuring Fund, Columbia Small Cap Value Fund II, Columbia Income Fund, Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Mortgage- and Asset-Backed Portfolio all returned less than their respective benchmarks.

During the period, we reduced the portfolio's cash position to increase exposure to investment grade bonds, which detracted from performance as only the highest quality bonds fared well during the period. However, the portfolio's remaining position in cash helped cushion results.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	8.58
Class B	8.56
Class C	8.55
Class Z	8.57

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.44
Class B	0.37
Class C	0.37
Class Z	0.47

21

Portfolio Managers' Report (continued) – Columbia LifeGoal Income Portfolio

Portfolio Allocation

as of 03/31/09 (%)

Columbia Short Term Bond Fund	35.3
Columbia Total Return Bond Fund	18.2
Columbia High Income Fund	16.0
Mortgage- and Asset-Backed Portfolio	10.9
Columbia Income Fund	7.1
Columbia Convertible Securities Fund	5.1
Columbia Cash Reserves	3.5
Columbia Mid Cap Value Fund	1.2
Columbia Value and Restructuring Fund	0.8
Columbia Large Cap Value Fund	0.8
Columbia Disciplined Value Fund	0.7
Columbia Small Cap Value Fund II	0.7

Portfolio allocation is calculated as a percentage of total investments.

Looking ahead

Despite the potential for market recovery, we remain cautious in our overall outlook for the year ahead. Recession has spread across the globe and market turbulence could continue for some time. Nevertheless, we are confident that the funds in the portfolio have the potential to rebound over the long term. Investing is a long-term endeavor. We do not believe that one year of weak returns weighed against the positive track record of stocks and bonds should undermine confidence in the market's potential over the long term.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include, among others, stock market fluctuations due to business and economic developments.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield securities (commonly known as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high yield bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greataer potential risks, including less regulation, currency fluctuation, economic instability and political developments.

22

Investment Portfolio – Columbia LifeGoal Growth Portfolio

March 31, 2009

Investment Companies (a) – 100.2%
	Shares	Value ($)
Columbia Acorn International, Class Z	462,092	9,727,042
Columbia Acorn USA, Class Z	553,910	8,214,490
Columbia Contrarian Core Fund, Class Z	2,268,862	19,194,570
Columbia Convertible Securities Fund, Class Z	600,056	6,192,581
Columbia Disciplined Value Fund, Class Z	1,824,778	12,773,447
Columbia Emerging Markets Fund, Class Z	2,088,743	13,409,732
Columbia International Value Fund, Class Z	2,324,924	23,435,231
Columbia Large Cap Core Fund, Class Z	2,261,624	19,314,266
Columbia Large Cap Growth Fund, Class Z	894,520	12,961,594
Columbia Large Cap Value Fund, Class Z	1,707,172	12,786,715
Columbia Marsico Focused Equities Fund, Class Z	944,457	13,052,392
Columbia Marsico International Opportunities Fund, Class Z	1,320,451	9,639,291
Columbia Mid Cap Growth Fund, Class Z	2,145,107	29,902,798
Columbia Mid Cap Value Fund, Class Z	4,070,262	30,242,046
Columbia Select Large Cap Growth Fund, Class Z	1,800,945	12,750,694
Columbia Small Cap Growth Fund I, Class Z	244,603	4,053,076
Columbia Small Cap Growth Fund II, Class Z	616,997	4,140,050
Columbia Small Cap Value Fund II, Class Z	2,268,697	16,742,981
Columbia Value and Restructuring Fund, Class Z	489,476	12,966,224
Total Investment Companies (cost of $407,426,298)		271,499,220
Total Investments – 100.2% (cost of $407,426,298) (b)		271,499,220
Other Assets & Liabilities, Net – (0.2)%		(491,652)
Net Assets – 100.0%		271,007,568

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $414,429,658.

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio's assets:

Valuation Inputs	Investments in Underlying Funds	Other Financial Instruments
Level 1 – Quoted Prices	$271,499,220	$–
Level 2 – Other Significant Observable Inputs	–	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$271,499,220	$–

See Accompanying Notes to Financial Statements.

23

Investment Portfolio – Columbia LifeGoal Balanced Growth Portfolio

March 31, 2009

Investment Companies (a) – 100.1%
	Shares	Value ($)
Columbia Acorn International, Class Z	1,036,686	21,822,244
Columbia Acorn USA, Class Z	573,559	8,505,887
Columbia Cash Reserves, Capital Class Shares	2	2
Columbia Contrarian Core Fund, Class Z	2,038,332	17,244,287
Columbia Convertible Securities Fund, Class Z	885,968	9,143,187
Columbia Disciplined Value Fund, Class Z	1,434,860	10,044,020
Columbia Emerging Markets Fund, Class Z	2,060,286	13,227,037
Columbia High Income Fund, Class Z	4,769,127	28,519,380
Columbia Income Fund, Class Z	5,043,017	38,377,361
Columbia International Value Fund, Class Z	2,191,116	22,086,445
Columbia Large Cap Core Fund, Class Z	2,021,903	17,267,055
Columbia Large Cap Growth Fund, Class Z	822,313	11,915,319
Columbia Large Cap Value Fund, Class Z	1,355,896	10,155,664
Columbia Marsico Focused Equities Fund, Class Z	870,001	12,023,414
Columbia Marsico International Opportunities Fund, Class Z	2,978,783	21,745,115
Columbia Mid Cap Growth Fund, Class Z	1,458,420	20,330,373
Columbia Mid Cap Value Fund, Class Z	2,759,215	20,500,968
Columbia Select Large Cap Growth Fund, Class Z	1,672,248	11,839,518
Columbia Small Cap Growth Fund I, Class Z	254,021	4,209,121
Columbia Small Cap Growth Fund II, Class Z	634,056	4,254,515
Columbia Small Cap Value Fund II, Class Z	2,320,952	17,128,629
Columbia Total Return Bond Fund, Class Z	12,320,595	107,435,586

	Shares	Value ($)
Columbia Value and Restructuring Fund, Class Z	385,793	10,219,669
Total Investment Companies (cost of $574,521,421)		437,994,796
Total Investments – 100.1% (cost of $574,521,421) (b)		437,994,796
Other Assets & Liabilities, Net – (0.1)%		(535,869)
Net Assets – 100.0%		437,458,927

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $586,389,111.

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio's assets:

Valuation Inputs	Investments in Underlying Funds	Other Financial Instruments
Level 1 – Quoted Prices	$437,994,796	$–
Level 2 – Other Significant Observable Inputs	–	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$437,994,796	$–

See Accompanying Notes to Financial Statements.

24

Investment Portfolio – Columbia LifeGoal Income and Growth Portfolio

March 31, 2009

Investment Companies (a) – 100.2%
	Shares	Value ($)
Columbia Acorn International, Class Z	117,559	2,474,608
Columbia Acorn USA, Class Z	61,184	907,363
Columbia Cash Reserves, Capital Class Shares	1,908,321	1,908,321
Columbia Contrarian Core Fund, Class Z	275,709	2,332,501
Columbia Convertible Securities Fund, Class Z	477,585	4,928,672
Columbia Disciplined Value Fund, Class Z	220,315	1,542,208
Columbia Emerging Markets Fund, Class Z	371,986	2,388,148
Columbia High Income Fund, Class Z	2,116,866	12,658,858
Columbia Income Fund, Class Z	1,248,867	9,503,875
Columbia International Value Fund, Class Z	312,975	3,154,790
Columbia Large Cap Core Fund, Class Z	273,381	2,334,678
Columbia Large Cap Growth Fund, Class Z	107,622	1,559,438
Columbia Large Cap Value Fund, Class Z	206,859	1,549,374
Columbia Marsico Focused Equities Fund, Class Z	113,096	1,562,992
Columbia Marsico International Opportunities Fund, Class Z	338,123	2,468,295
Columbia Mid Cap Growth Fund, Class Z	173,333	2,416,258
Columbia Mid Cap Value Fund, Class Z	327,125	2,430,536
Columbia Select Large Cap Growth Fund, Class Z	218,302	1,545,582
Columbia Short Term Bond Fund, Class Z	3,429,997	32,413,474
Columbia Small Cap Growth Fund I, Class Z	26,985	447,138
Columbia Small Cap Growth Fund II, Class Z	68,566	460,077
Columbia Small Cap Value Fund II, Class Z	248,547	1,834,274
Columbia Total Return Bond Fund, Class Z	2,980,025	25,985,817

	Shares	Value ($)
Columbia Value and Restructuring Fund, Class Z	58,640	1,553,364
Total Investment Companies (cost of $140,255,704)		120,360,641
Total Investments – 100.2% (cost of $140,255,704) (b)		120,360,641
Other Assets & Liabilities, Net – (0.2)%		(262,898)
Net Assets – 100.0%		120,097,743

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $148,184,245.

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio's assets:

Valuation Inputs	Investments in Underlying Funds	Other Financial Instruments
Level 1 – Quoted Prices	$120,360,641	$–
Level 2 – Other Significant Observable Inputs	–	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$120,360,641	$–

See Accompanying Notes to Financial Statements.

25

Investment Portfolio – Columbia LifeGoal Income Portfolio

March 31, 2009

Investment Companies (a) – 100.2%
	Shares	Value ($)
Columbia Cash Reserves, Capital Class Shares	995,895	995,895
Columbia Convertible Securities Fund, Class Z	139,000	1,434,480
Columbia Disciplined Value Fund, Class Z	29,439	206,072
Columbia High Income Fund, Class Z	759,271	4,540,442
Columbia Income Fund, Class Z	263,020	2,001,586
Columbia Large Cap Value Fund, Class Z	28,610	214,290
Columbia Mid Cap Value Fund, Class Z	45,905	341,077
Columbia Short Term Bond Fund, Class Z	1,059,254	10,009,947
Columbia Small Cap Value Fund II, Class Z	24,963	184,229
Columbia Total Return Bond Fund, Class Z	591,836	5,160,812
Columbia Value and Restructuring Fund, Class Z	8,196	217,118
Mortgage- and Asset-Backed Portfolio	347,803	3,088,486
Total Investment Companies (cost of $31,163,610)		28,394,434
Total Investments – 100.2% (cost of $31,163,610) (b)		28,394,434
Other Assets & Liabilities, Net – (0.2)%		(70,143)
Net Assets – 100.0%		28,324,291

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $33,164,028.

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio's assets:

Valuation Inputs	Investments in Underlying Funds	Other Financial Instruments
Level 1 – Quoted Prices	$28,394,434	$–
Level 2 – Other Significant Observable Inputs	–	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$28,394,434	$–

See Accompanying Notes to Financial Statements.

26

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2009

	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Assets
Affiliated investments, at identified cost	$407,426,298	$574,521,421	$140,255,704	$31,163,610
Affiliated investments, at value	271,499,220	437,994,796	120,360,641	28,394,434
Cash	3,000	1,321	—	—
Receivable for:
Investments sold	—	233,637	208,387	3,141
Portfolio shares sold	192,754	520,181	187,504	88,785
Other assets	—	—	—	315
Total Assets	271,694,974	438,749,935	120,756,532	28,486,675
Liabilities
Expense reimbursement due to investment advisor	—	—	—	9,285
Payable for:
Investments purchased	22,937	—	—	—
Portfolio shares repurchased	483,893	934,177	574,734	71,229
Investment advisory fee	55,279	90,692	25,021	1,043
Administration fee	—	—	—	785
Transfer agent fee	—	—	—	3,595
Pricing and bookkeeping fees	—	—	—	2,187
Trustees' fees	—	—	—	26,989
Audit fee	—	—	—	21,200
Legal fees	—	—	—	10,540
Custody fee	—	—	—	446
Distribution and service fees	125,297	220,487	59,034	12,984
Chief compliance officer expenses	—	—	—	150
Other liabilities	—	45,652	—	1,951
Total Liabilities	687,406	1,291,008	658,789	162,384
Net Assets	271,007,568	437,458,927	120,097,743	28,324,291
Net Assets Consist of
Paid-in capital	481,644,054	648,236,442	157,761,655	34,033,678
Undistributed net investment income	—	171,332	17,944	12,362
Accumulated net realized loss	(74,709,408)	(74,422,222)	(17,786,793)	(2,952,573)
Net unrealized appreciation (depreciation) on investments	(135,927,078)	(136,526,625)	(19,895,063)	(2,769,176)
Net Assets	271,007,568	437,458,927	120,097,743	28,324,291

See Accompanying Notes to Financial Statements.

27

Statements of Assets and Liabilities (continued) – Columbia LifeGoal Portfolios
March 31, 2009

	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio		Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
Class A
Net assets	$116,169,155		$170,155,156		$44,825,068		$11,281,245
Shares outstanding	17,382,529		23,199,044		5,579,757		1,315,550
Net asset value and redemption price per share (a)	$6.68		$7.33		$8.03		$8.58
Maximum sales charge	5.75%		5.75%		5.75%		3.25%
Maximum offering price per share	$7.09	(b)	$7.78	(b)	$8.52	(b)	$8.87	(c)
Class B
Net assets	$74,197,222		$156,678,643		$40,269,690		$7,467,418
Shares outstanding	12,031,174		21,495,980		5,029,237		871,994
Net asset value and offering price per share (a)	$6.17		$7.29		$8.01		$8.56
Class C
Net assets	$50,343,147		$64,939,627		$18,369,769		$5,103,815
Shares outstanding	8,231,412		8,799,747		2,308,196		596,739
Net asset value and offering price per share (a)	$6.12		$7.38		$7.96		$8.55
Class R
Net assets	$831,017		$1,665,816		$357,908		—
Shares outstanding	125,077		227,204		44,535		—
Net asset value and offering price per share	$6.64		$7.33		$8.04		—
Class Z
Net assets	$29,467,027		$44,019,685		$16,275,308		$4,471,813
Shares outstanding	4,349,041		6,008,040		2,045,260		521,497
Net asset value and offering price per share	$6.78		$7.33		$7.96		$8.57

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  On sales of $100,000 or more shares the offering price is reduced.

See Accompanying Notes to Financial Statements.

28

Statements of Operations – Columbia LifeGoal Portfolios
For the Year Ended March 31, 2009

	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Investment Income
Dividends from affiliates	$4,711,210	$17,395,515	$5,923,755	$1,533,560
Expenses
Investment advisory fee	1,008,735	1,479,159	362,391	16,419
Administration fee	—	—	—	38,550
Shareholder servicing and distribution fees:
Class A	422,179	571,545	123,146	30,060
Distribution fee:
Class B	861,988	1,681,449	407,317	59,380
Class C	582,418	681,326	171,199	35,955
Class R	4,954	7,391	2,034	—
Service fee:
Class B	287,272	560,527	135,794	19,783
Class C	194,470	227,100	57,307	11,985
Transfer agent fee	—	—	—	26,374
Pricing and bookkeeping fees	—	—	—	26,128
Trustees' fees	—	—	—	375
Custody fee	—	—	—	5,032
Registration fees	—	—	—	43,455
Audit fee	—	—	—	31,056
Legal fees	—	—	—	47,011
Chief compliance officer expenses	—	—	—	624
Other expenses	—	—	—	10,686
Expenses before interest expense	3,362,016	5,208,497	1,259,188	402,873
Interest expense	—	—	135	—
Total Expenses	3,362,016	5,208,497	1,259,323	402,873
Fees waived or expenses reimbursed by investment advisor and/or administrator	—	—	—	(118,659)
Expense reductions	(2,686)	(1,667)	(180)	—
Net Expenses	3,359,330	5,206,830	1,259,143	284,214
Net Investment Income	1,351,880	12,188,685	4,664,612	1,249,346
Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received
Net realized gain (loss) on:
Affiliated investments	(79,089,090)	(77,756,809)	(17,656,075)	(2,412,015)
Capital gains distribution received	7,446,981	7,291,596	1,079,984	63,636
Net realized gain (loss)	(71,642,109)	(70,465,213)	(16,576,091)	(2,348,379)
Net change in unrealized appreciation (depreciation) on investments	(112,051,391)	(125,990,158)	(15,800,904)	(1,700,679)
Net Loss	(183,693,500)	(196,455,371)	(32,376,995)	(4,049,058)
Net Increase (Decrease) Resulting from Operations	(182,341,620)	(184,266,686)	(27,712,383)	(2,799,712)

See Accompanying Notes to Financial Statements.

29

Statements of Changes in Net Assets – Columbia LifeGoal Portfolios

Increase (Decrease) in Net Assets	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	1,351,880	2,497,032	12,188,685	18,415,797
Net realized gain (loss) on investments and capital gains distributions received	(71,642,109)	127,326,864	(70,465,213)	97,617,865
Net change in unrealized appreciation (depreciation) on investments	(112,051,391)	(141,048,927)	(125,990,158)	(118,182,854)
Net increase (decrease) resulting from operations	(182,341,620)	(11,225,031)	(184,266,686)	(2,149,192)
Distributions to Shareholders
From net investment income:
Class A	(676,822)	(911,247)	(5,515,625)	(5,829,073)
Class B	(278,679)	—	(3,736,680)	(4,060,682)
Class C	(193,667)	—	(1,496,200)	(1,538,028)
Class R	(3,186)	(3,827)	(39,486)	(26,332)
Class Z	(199,526)	(2,402,999)	(1,365,743)	(7,005,519)
From net realized gains:
Class A	(39,083,644)	(12,781,647)	(26,940,878)	(12,962,579)
Class B	(28,904,759)	(10,391,949)	(26,954,090)	(14,700,935)
Class C	(19,597,408)	(6,431,708)	(10,746,472)	(5,509,957)
Class R	(223,911)	(70,656)	(123,428)	(73,872)
Class Z	(9,633,365)	(15,523,786)	(4,698,253)	(14,069,047)
From return of capital:
Class A	(119,590)	—	—	—
Class B	(82,772)	—	—	—
Class C	(56,631)	—	—	—
Class R	(860)	—	—	—
Class Z	(29,920)	—	—	—
Total distributions to shareholders	(99,084,740)	(48,517,819)	(81,616,855)	(65,776,024)
Net Capital Stock Transactions	35,570,771	(151,343,707)	(16,014,725)	(218,016,106)
Total increase (decrease) in net assets	(245,855,589)	(211,086,557)	(281,898,266)	(285,941,322)
Net Assets
Beginning of period	516,863,157	727,949,714	719,357,193	1,005,298,515
End of period	271,007,568	516,863,157	437,458,927	719,357,193
Undistributed net investment income at end of period	—	—	171,332	218,294

See Accompanying Notes to Financial Statements.

30

Increase (Decrease) in Net Assets	Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	4,664,612	6,521,762	1,249,346	1,390,846
Net realized gain (loss) on investments and capital gains distributions received	(16,576,091)	9,548,093	(2,348,379)	163,659
Net change in unrealized appreciation (depreciation) on investments	(15,800,904)	(13,399,227)	(1,700,679)	(1,428,147)
Net increase (decrease) resulting from operations	(27,712,383)	2,670,628	(2,799,712)	126,358
Distributions to Shareholders
From net investment income:
Class A	(1,787,275)	(1,726,795)	(528,217)	(633,502)
Class B	(1,496,820)	(1,775,088)	(289,485)	(330,394)
Class C	(642,374)	(647,302)	(178,485)	(184,872)
Class R	(13,665)	(19,165)	—	—
Class Z	(728,571)	(2,360,741)	(252,288)	(241,173)
From net realized gains:
Class A	(2,138,677)	(1,623,501)	(52,628)	(23,649)
Class B	(2,476,269)	(2,211,120)	(32,624)	(14,927)
Class C	(1,034,082)	(773,711)	(19,422)	(8,318)
Class R	(18,411)	(21,726)	—	—
Class Z	(691,717)	(2,280,354)	(25,388)	(8,469)
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	(11,027,861)	(13,439,503)	(1,378,537)	(1,445,304)
Net Capital Stock Transactions	(2,640,145)	(47,713,990)	(1,032,311)	1,558,369
Total increase (decrease) in net assets	(41,380,389)	(58,482,865)	(5,210,560)	239,423
Net Assets
Beginning of period	161,478,132	219,960,997	33,534,851	33,295,428
End of period	120,097,743	161,478,132	28,324,291	33,534,851
Undistributed net investment income at end of period	17,944	71,699	12,362	16,430

See Accompanying Notes to Financial Statements.

31

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia LifeGoal Growth Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,454,524	32,525,153	4,204,675	62,782,607
Distributions reinvested	3,505,856	37,286,239	844,269	12,704,814
Redemptions	(5,508,191)	(48,589,833)	(3,186,556)	(47,317,753)
Net increase (decrease)	1,452,189	21,221,559	1,862,388	28,169,668
Class B
Subscriptions	817,201	7,608,028	1,254,576	17,739,132
Distributions reinvested	2,787,933	27,567,429	688,407	9,794,335
Redemptions	(3,664,323)	(30,142,955)	(2,122,141)	(29,510,394)
Net increase (decrease)	(59,189)	5,032,502	(179,158)	(1,976,927)
Class C
Subscriptions	1,747,721	16,328,504	2,261,729	31,897,079
Distributions reinvested	1,567,012	15,367,263	348,359	4,921,679
Redemptions	(3,069,876)	(24,575,462)	(1,596,845)	(22,037,337)
Net increase (decrease)	244,857	7,120,305	1,013,243	14,781,421
Class R
Subscriptions	40,684	338,883	29,904	450,565
Distributions reinvested	21,524	227,957	4,960	74,482
Redemptions	(28,559)	(282,138)	(23,145)	(342,545)
Net increase (decrease)	33,649	284,702	11,719	182,502
Class Z
Subscriptions	1,843,568	14,777,449	4,672,698	72,128,483
Distributions reinvested	511,180	5,503,378	1,082,371	16,422,213
Redemptions	(2,134,711)	(18,369,124)	(18,689,832)	(281,051,067)
Net increase (decrease)	220,037	1,911,703	(12,934,763)	(192,500,371)

See Accompanying Notes to Financial Statements.

32

	Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,291,111	39,976,547	6,062,333	75,115,347
Distributions reinvested	3,112,699	30,437,602	1,424,931	17,597,842
Redemptions	(8,457,706)	(73,707,271)	(4,768,555)	(58,846,249)
Net increase (decrease)	(1,053,896)	(3,293,122)	2,718,709	33,866,940
Class B
Subscriptions	1,510,474	14,118,684	1,923,817	23,625,502
Distributions reinvested	2,960,121	29,013,590	1,441,982	17,746,731
Redemptions	(8,006,306)	(68,629,338)	(4,742,176)	(57,708,853)
Net increase (decrease)	(3,535,711)	(25,497,064)	(1,376,377)	(16,336,620)
Class C
Subscriptions	1,758,967	16,578,329	2,366,640	29,463,064
Distributions reinvested	961,892	9,540,633	428,619	5,331,468
Redemptions	(3,801,694)	(33,379,383)	(2,459,213)	(30,423,627)
Net increase (decrease)	(1,080,835)	(7,260,421)	336,046	4,370,905
Class R
Subscriptions	125,717	1,150,078	6,640	81,392
Distributions reinvested	17,084	162,914	8,107	100,204
Redemptions	(26,244)	(237,623)	(58,970)	(734,077)
Net increase (decrease)	116,557	1,075,369	(44,223)	(552,481)
Class Z
Subscriptions	3,371,764	31,627,836	5,097,201	63,916,826
Distributions reinvested	506,774	4,879,824	1,667,732	20,636,110
Redemptions	(1,983,230)	(17,547,147)	(26,366,502)	(323,917,786)
Net increase (decrease)	1,895,308	18,960,513	(19,601,569)	(239,364,850)

See Accompanying Notes to Financial Statements.

33

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia LifeGoal Income and Growth Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,073,776	18,288,125	1,761,147	19,237,434
Distributions reinvested	381,961	3,562,465	272,723	2,970,907
Redemptions	(2,105,575)	(18,655,380)	(1,409,889)	(15,440,984)
Net increase (decrease)	350,162	3,195,210	623,981	6,767,357
Class B
Subscriptions	770,389	6,937,048	589,007	6,354,897
Distributions reinvested	388,937	3,656,519	334,069	3,633,985
Redemptions	(2,552,583)	(22,444,006)	(1,327,603)	(14,475,847)
Net decrease	(1,393,257)	(11,850,439)	(404,527)	(4,486,965)
Class C
Subscriptions	729,163	6,566,710	908,106	9,852,630
Distributions reinvested	141,359	1,316,982	99,526	1,075,956
Redemptions	(1,134,246)	(9,870,305)	(662,486)	(7,187,719)
Net increase (decrease)	(263,724)	(1,986,613)	345,146	3,740,867
Class R
Subscriptions	15,285	136,565	604	6,705
Distributions reinvested	3,424	32,076	3,740	40,891
Redemptions	(17,563)	(157,356)	(42,159)	(467,416)
Net increase (decrease)	1,146	11,285	(37,815)	(419,820)
Class Z
Subscriptions	2,090,216	19,404,505	1,837,024	20,219,650
Distributions reinvested	105,495	967,099	415,342	4,514,091
Redemptions	(1,470,029)	(12,381,192)	(7,206,686)	(78,049,170)
Net increase (decrease)	725,682	7,990,412	(4,954,320)	(53,315,429)

See Accompanying Notes to Financial Statements.

34

	Columbia LifeGoal Income Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	483,618	4,352,189	421,941	4,259,785
Distributions reinvested	52,394	477,949	52,185	526,837
Redemptions	(638,467)	(5,860,303)	(547,350)	(5,526,935)
Net increase (decrease)	(102,455)	(1,030,165)	(73,224)	(740,313)
Class B
Subscriptions	341,660	3,079,717	166,955	1,681,130
Distributions reinvested	29,995	272,820	28,615	288,614
Redemptions	(400,796)	(3,631,237)	(233,916)	(2,361,913)
Net decrease	(29,141)	(278,700)	(38,346)	(392,169)
Class C
Subscriptions	258,374	2,290,418	151,927	1,535,187
Distributions reinvested	17,439	157,675	15,069	151,757
Redemptions	(181,977)	(1,630,292)	(128,415)	(1,292,635)
Net increase (decrease)	93,836	817,801	38,581	394,309
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class Z
Subscriptions	338,678	3,057,723	336,403	3,414,611
Distributions reinvested	19,946	183,722	19,000	191,459
Redemptions	(428,497)	(3,782,692)	(129,102)	(1,309,528)
Net increase (decrease)	(69,873)	(541,247)	226,301	2,296,542

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$13.24		$14.69		$13.92	$12.19	$11.28
Income from Investment Operations:
Net investment income (b)	0.06		0.05		0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.12)		(0.59)		1.38	2.34	0.95
Total from investment operations	(4.06)		(0.54)		1.45	2.39	0.99
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.05)		(0.05)	(0.09)	(0.08)
From net realized gains	(2.46)		(0.86)		(0.63)	(0.57)	—
From return of capital	(0.01)		—		—	—	—
Total distributions to shareholders	(2.50)		(0.91)		(0.68)	(0.66)	(0.08)
Net Asset Value, End of Period	$6.68		$13.24		$14.69	$13.92	$12.19
Total return (d)	(37.62)%		(4.31)%		10.74%	20.01%	8.76%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50	%(c)	0.50	%(c)	0.50%	0.50%	0.50%
Net investment income	0.68	%(c)	0.31	%(c)	0.31%	0.37%	0.37%
Portfolio turnover rate	45%		21%		8%	30%	13%
Net assets, end of period (000's)	$116,169		$210,861		$206,715	$142,967	$93,070

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$12.46		$13.93		$13.28	$11.72	$10.91
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.06)		(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(3.80)		(0.55)		1.32	2.25	0.91
Total from investment operations	(3.81)		(0.61)		1.28	2.20	0.87
Less Distributions to Shareholders:
From net investment income	(0.01)		—		—	(0.07)	(0.06)
From net realized gains	(2.46)		(0.86)		(0.63)	(0.57)	—
From return of capital	(0.01)		—		—	—	—
Total distributions to shareholders	(2.48)		(0.86)		(0.63)	(0.64)	(0.06)
Net Asset Value, End of Period	$6.17		$12.46		$13.93	$13.28	$11.72
Total return (d)	(37.99)%		(5.08)%		9.90%	19.13%	7.95%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(c)	1.25	%(c)	1.25%	1.25%	1.25%
Net investment income (loss)	(0.09	)%(c)	(0.46	)%(c)	(0.45)%	(0.38)%	(0.38)%
Portfolio turnover rate	45%		21%		8%	30%	13%
Net assets, end of period (000's)	$74,197		$150,705		$170,971	$153,920	$119,995

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$12.38		$13.85		$13.20	$11.66	$10.85
Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		(0.06)		(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(3.77)		(0.55)		1.32	2.23	0.91
Total from investment operations	(3.78)		(0.61)		1.28	2.18	0.87
Less Distributions to Shareholders:
From net investment income	(0.01)		—		—	(0.07)	(0.06)
From net realized gains	(2.46)		(0.86)		(0.63)	(0.57)	—
From return of capital	(0.01)		—		—	—	—
Total distributions to shareholders	(2.48)		(0.86)		(0.63)	(0.64)	(0.06)
Net Asset Value, End of Period	$6.12		$12.38		$13.85	$13.20	$11.66
Total return (d)	(37.99)%		(5.11)%		9.97%	19.06%	8.00%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(c)	1.25	%(c)	1.25%	1.25%	1.25%
Net investment income (loss)	(0.09	)%(c)	(0.41	)%(c)	(0.43)%	(0.38)%	(0.38)%
Portfolio turnover rate	45%		21%		8%	30%	13%
Net assets, end of period (000's)	$50,343		$98,889		$96,558	$66,261	$36,008

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class R Shares	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$13.19		$14.67		$13.92	$13.19
Income from Investment Operations:
Net investment income (loss) (b)	0.04		0.02		0.14	(0.03)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.10)		(0.60)		1.27	0.76
Total from investment operations	(4.06)		(0.58)		1.41	0.73
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.04)		(0.03)	—
From net realized gains	(2.46)		(0.86)		(0.63)	—
From return of capital	(0.01)		—		—	—
Total distributions to shareholders	(2.49)		(0.90)		(0.66)	—
Net Asset Value, End of Period	$6.64		$13.19		$14.67	$13.92
Total return (d)	(37.76)%		(4.65)%		10.45%	5.53	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.75	%(g)	0.75	%(g)	0.75%	0.75	%(c)
Net investment income (loss)	0.45	%(g)	0.12	%(g)	0.76%	(1.15	)%(c)
Portfolio turnover rate	45%		21%		8%	30	%(e)
Net assets, end of period (000's)	$831		$1,206		$1,169	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Annualized.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$13.37		$14.80		$14.01	$12.24	$11.30
Income from Investment Operations:
Net investment income (b)	0.09		0.16		0.10	0.08	0.07
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.17)		(0.66)		1.40	2.36	0.96
Total from investment operations	(4.08)		(0.50)		1.50	2.44	1.03
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.07)		(0.08)	(0.10)	(0.09)
From net realized gains	(2.46)		(0.86)		(0.63)	(0.57)	—
From return of capital	(0.01)		—		—	—	—
Total distributions to shareholders	(2.51)		(0.93)		(0.71)	(0.67)	(0.09)
Net Asset Value, End of Period	$6.78		$13.37		$14.80	$14.01	$12.24
Total return (d)	(37.38)%		(4.02)%		11.01%	20.33%	9.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.25	%(c)	0.25	%(c)	0.25%	0.25%	0.25%
Net investment income	0.90	%(c)	1.07	%(c)	0.55%	0.62%	0.62%
Portfolio turnover rate	45%		21%		8%	30%	13%
Net assets, end of period (000's)	$29,467		$55,202		$252,536	$188,132	$132,748

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$11.36		$12.38		$11.86	$11.50	$11.20
Income from Investment Operations:
Net investment income (b)	0.22		0.25		0.26	0.22	0.16
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(2.91)		(0.45)		0.88	1.08	0.47
Total from investment operations	(2.69)		(0.20)		1.14	1.30	0.63
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.25)		(0.26)	(0.27)	(0.22)
From net realized gains	(1.12)		(0.57)		(0.36)	(0.67)	(0.11)
Total distributions to shareholders	(1.34)		(0.82)		(0.62)	(0.94)	(0.33)
Net Asset Value, End of Period	$7.33		$11.36		$12.38	$11.86	$11.50
Total return (d)	(26.48)%		(1.99)%		9.95%	11.75%	5.75%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50	%(c)	0.50	%(c)	0.50%	0.50%	0.50%
Net investment income	2.44	%(c)	2.05	%(c)	2.17%	1.89%	1.45%
Portfolio turnover rate	47%		18%		18%	46%	17%
Net assets, end of period (000's)	$170,155		$275,576		$266,506	$219,302	$156,938

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

41

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$11.30		$12.31		$11.81	$11.45	$11.16
Income from Investment Operations:
Net investment income (b)	0.15		0.16		0.17	0.13	0.08
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(2.89)		(0.44)		0.86	1.08	0.46
Total from investment operations	(2.74)		(0.28)		1.03	1.21	0.54
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.16)		(0.17)	(0.18)	(0.14)
From net realized gains	(1.12)		(0.57)		(0.36)	(0.67)	(0.11)
Total distributions to shareholders	(1.27)		(0.73)		(0.53)	(0.85)	(0.25)
Net Asset Value, End of Period	$7.29		$11.30		$12.31	$11.81	$11.45
Total return (d)	(27.01)%		(2.66)%		9.00%	10.99%	4.94%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(c)	1.25	%(c)	1.25%	1.25%	1.25%
Net investment income	1.67	%(c)	1.28	%(c)	1.42%	1.14%	0.70%
Portfolio turnover rate	47%		18%		18%	46%	17%
Net assets, end of period (000's)	$156,679		$282,912		$325,190	$318,564	$271,691

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

42

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$11.43		$12.44		$11.92	$11.56	$11.26
Income from Investment Operations:
Net investment income (b)	0.15		0.16		0.17	0.14	0.08
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(2.93)		(0.44)		0.88	1.07	0.47
Total from investment operations	(2.78)		(0.28)		1.05	1.21	0.55
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.16)		(0.17)	(0.18)	(0.14)
From net realized gains	(1.12)		(0.57)		(0.36)	(0.67)	(0.11)
Total distributions to shareholders	(1.27)		(0.73)		(0.53)	(0.85)	(0.25)
Net Asset Value, End of Period	$7.38		$11.43		$12.44	$11.92	$11.56
Total return (d)	(27.05)%		(2.63)%		9.09%	10.88%	4.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25	%(c)	1.25	%(c)	1.25%	1.25%	1.25%
Net investment income	1.67	%(c)	1.30	%(c)	1.42%	1.14%	0.70%
Portfolio turnover rate	47%		18%		18%	46%	17%
Net assets, end of period (000's)	$64,940		$112,902		$118,747	$98,160	$62,615

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

43

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class R Shares	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$11.36		$12.37		$11.86	$11.59
Income from Investment Operations:
Net investment income (b)	0.22		0.21		0.29	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(2.94)		(0.43)		0.81	0.28
Total from investment operations	(2.72)		(0.22)		1.10	0.31
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.22)		(0.23)	(0.04)
From net realized gains	(1.12)		(0.57)		(0.36)	—
Total distributions to shareholders	(1.31)		(0.79)		(0.59)	(0.04)
Net Asset Value, End of Period	$7.33		$11.36		$12.37	$11.86
Total return (d)	(26.67)%		(2.15)%		9.59%	2.68	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.75	%(g)	0.75	%(g)	0.75%	0.75	%(c)
Net investment income	2.48	%(g)	1.69	%(g)	2.34%	1.13	%(c)
Portfolio turnover rate	47%		18%		18%	46	%(e)
Net assets, end of period (000's)	$1,666		$1,257		$1,916	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Annualized.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

44

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$11.36		$12.35		$11.84	$11.48	$11.18
Income from Investment Operations:
Net investment income (b)	0.25		0.34		0.29	0.25	0.19
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(2.92)		(0.47)		0.87	1.08	0.47
Total from investment operations	(2.67)		(0.13)		1.16	1.33	0.66
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.29)		(0.29)	(0.30)	(0.25)
From net realized gains	(1.12)		(0.57)		(0.36)	(0.67)	(0.11)
Total distributions to shareholders	(1.36)		(0.86)		(0.65)	(0.97)	(0.36)
Net Asset Value, End of Period	$7.33		$11.36		$12.35	$11.84	$11.48
Total return (d)	(26.28)%		(1.49)%		10.15%	12.05%	6.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.25	%(c)	0.25	%(c)	0.25%	0.25%	0.25%
Net investment income	2.83	%(c)	2.68	%(c)	2.42%	2.14%	1.70%
Portfolio turnover rate	47%		18%		18%	46%	17%
Net assets, end of period (000's)	$44,020		$46,711		$292,939	$251,980	$220,296

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

45

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$10.40		$11.04		$10.80	$11.04	$11.11
Income from Investment Operations:
Net investment income (b)	0.33		0.36		0.34	0.28	0.23
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.97)		(0.30)		0.50	0.54	0.10
Total from investment operations	(1.64)		0.06		0.84	0.82	0.33
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.36)		(0.34)	(0.32)	(0.28)
From net realized gains	(0.40)		(0.34)		(0.26)	(0.74)	(0.12)
Total distributions to shareholders	(0.73)		(0.70)		(0.60)	(1.06)	(0.40)
Net Asset Value, End of Period	$8.03		$10.40		$11.04	$10.80	$11.04
Total return (d)	(16.58)%		0.34%		8.07%	7.91%	3.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Interest expense	—	%(c)	—		—	—	—
Net expenses (e)	0.50	%(f)	0.50	%(f)	0.50%	0.50%	0.50%
Net investment income	3.59	%(f)	3.29	%(f)	3.15%	2.61%	2.03%
Portfolio turnover rate	52%		20%		25%	30%	34%
Net assets, end of period (000's)	$44,825		$54,370		$50,829	$48,112	$42,816

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

46

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$10.36		$11.00		$10.77	$11.01	$11.08
Income from Investment Operations:
Net investment income (b)	0.26		0.28		0.26	0.20	0.14
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.95)		(0.31)		0.49	0.54	0.11
Total from investment operations	(1.69)		(0.03)		0.75	0.74	0.25
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.27)		(0.26)	(0.24)	(0.20)
From net realized gains	(0.40)		(0.34)		(0.26)	(0.74)	(0.12)
Total distributions to shareholders	(0.66)		(0.61)		(0.52)	(0.98)	(0.32)
Net Asset Value, End of Period	$8.01		$10.36		$11.00	$10.77	$11.01
Total return (d)	(17.09)%		(0.41)%		7.20%	7.12%	2.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.25	%(f)	1.25	%(f)	1.25%	1.25%	1.25%
Interest expense	—	%(c)	—		—	—	—
Net expenses (e)	1.25	%(f)	1.25	%(f)	1.25%	1.25%	1.25%
Net investment income	2.80	%(f)	2.53	%(f)	2.39%	1.86%	1.28%
Portfolio turnover rate	52%		20%		25%	30%	34%
Net assets, end of period (000's)	$40,270		$66,558		$75,119	$82,098	$85,762

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

47

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$10.30		$10.94		$10.71	$10.96	$11.03
Income from Investment Operations:
Net investment income (b)	0.26		0.28		0.26	0.20	0.14
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.94)		(0.31)		0.49	0.53	0.11
Total from investment operations	(1.68)		(0.03)		0.75	0.73	0.25
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.27)		(0.26)	(0.24)	(0.20)
From net realized gains	(0.40)		(0.34)		(0.26)	(0.74)	(0.12)
Total distributions to shareholders	(0.66)		(0.61)		(0.52)	(0.98)	(0.32)
Net Asset Value, End of Period	$7.96		$10.30		$10.94	$10.71	$10.96
Total return (d)	(17.09)%		(0.41)%		7.24%	7.06%	2.32%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.25	%(f)	1.25	%(f)	1.25%	1.25%	1.25%
Interest expense	—	%(c)	—		—	—	—
Net expenses (e)	1.25	%(f)	1.25	%(f)	1.25%	1.25%	1.25%
Net investment income	2.81	%(f)	2.55	%(f)	2.41%	1.86%	1.28%
Portfolio turnover rate	52%		20%		25%	30%	34%
Net assets, end of period (000's)	$18,370		$26,501		$24,367	$21,104	$17,708

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
See Accompanying Notes to Financial Statements.

48

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class R Shares	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$10.40		$11.04		$10.80	$10.69
Income from Investment Operations:
Net investment income (b)	0.31		0.32		0.36	0.05
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.96)		(0.29)		0.46	0.12
Total from investment operations	(1.65)		0.03		0.82	0.17
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.33)		(0.32)	(0.06)
From net realized gains	(0.40)		(0.34)		(0.26)	—
Total distributions to shareholders	(0.71)		(0.67)		(0.58)	(0.06)
Net Asset Value, End of Period	$8.04		$10.40		$11.04	$10.80
Total return (d)	(16.69)%		0.09%		7.80%	1.62	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.75	%(g)	0.75	%(g)	0.75%	0.75	%(h)
Interest expenses	—	%(c)	—		—	—
Net expenses (f)	0.75	%(g)	0.75	%(g)	0.75%	0.75	%(h)
Net investment income	3.34	%(g)	2.93	%(g)	3.25%	2.61	%(h)
Portfolio turnover rate	52%		20%		25%	30	%(e)
Net assets, end of period (000's)	$358		$451		$896	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$10.30		$10.96		$10.73	$10.97	$11.04
Income from Investment Operations:
Net investment income (b)	0.35		0.42		0.37	0.31	0.25
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.93)		(0.36)		0.49	0.54	0.11
Total from investment operations	(1.58)		0.06		0.86	0.85	0.36
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.38)		(0.37)	(0.35)	(0.31)
From net realized gains	(0.40)		(0.34)		(0.26)	(0.74)	(0.12)
Total distributions to shareholders	(0.76)		(0.72)		(0.63)	(1.09)	(0.43)
Net Asset Value, End of Period	$7.96		$10.30		$10.96	$10.73	$10.97
Total return (d)	(16.23)%		0.40%		8.30%	8.22%	3.32%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.25	%(f)	0.25	%(f)	0.25%	0.25%	0.25%
Interest expense	—	%(c)	—		—	—	—
Net expenses (e)	0.25	%(f)	0.25	%(f)	0.25%	0.25%	0.25%
Net investment income	3.98	%(f)	3.78	%(f)	3.42%	2.86%	2.28%
Portfolio turnover rate	52%		20%		25%	30%	34%
Net assets, end of period (000's)	$16,275		$13,598		$68,749	$66,806	$56,897

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009	2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$9.83	$10.22		$9.99	$10.07	$10.31
Income from Investment Operations:
Net investment income (b)	0.38	0.44		0.42	0.38	0.31
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.19)	(0.38)		0.25	(0.06)	(0.09)
Total from investment operations	(0.81)	0.06		0.67	0.32	0.22
Less Distributions to Shareholders:
From net investment income	(0.40)	(0.43)		(0.43)	(0.38)	(0.42)
From net realized gains	(0.04)	(0.02)		(0.01)	(0.02)	(0.04)
Total distributions to shareholders	(0.44)	(0.45)		(0.44)	(0.40)	(0.46)
Net Asset Value, End of Period	$8.58	$9.83		$10.22	$9.99	$10.07
Total return (d)(e)	(8.37)%	0.60%		6.91%	3.22%	2.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.67%	0.67	%(c)	0.67%	0.67%	0.67%
Waiver/Reimbursement	0.39%	0.47%		0.54%	0.37%	0.45%
Net investment income	4.40%	4.34	%(c)(f)	4.19%	3.60%	3.01%
Portfolio turnover rate	51%	24%		42%	19%	48%
Net assets, end of period (000's)	$11,281	$13,941		$15,240	$15,687	$25,211

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009	2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$9.82	$10.21		$9.98	$10.06	$10.30
Income from Investment Operations:
Net investment income (b)	0.31	0.36		0.35	0.29	0.24
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.20)	(0.37)		0.25	(0.05)	(0.10)
Total from investment operations	(0.89)	(0.01)		0.60	0.24	0.14
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.36)		(0.36)	(0.30)	(0.34)
From net realized gains	(0.04)	(0.02)		(0.01)	(0.02)	(0.04)
Total distributions to shareholders	(0.37)	(0.38)		(0.37)	(0.32)	(0.38)
Net Asset Value, End of Period	$8.56	$9.82		$10.21	$9.98	$10.06
Total return (d)(e)	(9.17)%	(0.15)%		6.13%	2.44%	1.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.42%	1.42	%(c)	1.42%	1.42%	1.42%
Waiver/Reimbursement	0.39%	0.47%		0.54%	0.37%	0.45%
Net investment income	3.66%	3.58	%(c)	3.43%	2.85%	2.36%
Portfolio turnover rate	51%	24%		42%	19%	48%
Net assets, end of period (000's)	$7,467	$8,849		$9,591	$10,946	$12,740

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009	2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$9.81	$10.19		$9.97	$10.05	$10.28
Income from Investment Operations:
Net investment income (b)	0.31	0.36		0.35	0.30	0.24
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.20)	(0.36)		0.24	(0.06)	(0.09)
Total from investment operations	(0.89)	0.00		0.59	0.24	0.15
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.36)		(0.36)	(0.30)	(0.34)
From net realized gains	(0.04)	(0.02)		(0.01)	(0.02)	(0.04)
Total distributions to shareholders	(0.37)	(0.38)		(0.37)	(0.32)	(0.38)
Net Asset Value, End of Period	$8.55	$9.81		$10.19	$9.97	$10.05
Total return (d)(e)	(9.18)%	(0.05)%		6.03%	2.45%	1.46%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.42%	1.42	%(c)	1.42%	1.42%	1.42%
Waiver/Reimbursement	0.39%	0.47%		0.54%	0.37%	0.45%
Net investment income	3.70%	3.59	%(c)	3.44%	2.85%	2.36%
Portfolio turnover rate	51%	24%		42%	19%	48%
Net assets, end of period (000's)	$5,104	$4,932		$4,734	$6,082	$9,881

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009	2008		2007	2006 (a)	2005
Net Asset Value, Beginning of Period	$9.83	$10.22		$10.00	$10.08	$10.31
Income from Investment Operations:
Net investment income (b)	0.42	0.46		0.46	0.38	0.32
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(1.21)	(0.37)		0.23	(0.04)	(0.07)
Total from investment operations	(0.79)	0.09		0.69	0.34	0.25
Less Distributions to Shareholders:
From net investment income	(0.43)	(0.46)		(0.46)	(0.40)	(0.44)
From net realized gains	(0.04)	(0.02)		(0.01)	(0.02)	(0.04)
Total distributions to shareholders	(0.47)	(0.48)		(0.47)	(0.42)	(0.48)
Net Asset Value, End of Period	$8.57	$9.83		$10.22	$10.00	$10.08
Total return (d)(e)	(8.25)%	0.85%		7.07%	3.47%	2.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.42%	0.42	%(c)	0.42%	0.42%	0.42%
Waiver/Reimbursement	0.39%	0.47%		0.54%	0.37%	0.45%
Net investment income	4.60%	4.57	%(c)	4.50%	3.85%	3.26%
Portfolio turnover rate	51%	24%		42%	19%	48%
Net assets, end of period (000's)	$4,472	$5,813		$3,731	$403	$667

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

See Accompanying Notes to Financial Statements.

54

Notes to Financial Statements – Columbia LifeGoal Portfolios
March 31, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each, a "Portfolio" and collectively, the "Portfolios"):

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Investment Objectives

Columbia LifeGoal Growth Portfolio seeks capital appreciation. Columbia LifeGoal Balanced Growth Portfolio seeks total return, consisting of capital appreciation and current income. Columbia LifeGoal Income and Growth Portfolio seeks total return, consisting of current income and modest capital appreciation. Columbia LifeGoal Income Portfolio seeks current income, consistent with relative stability of principal.

The Portfolios normally invest in the Mortgage- and Asset-Backed Portfolio of Columbia Funds Series Trust and Class Z shares and Capital Class shares of other Columbia Funds (the "Underlying Funds") advised by Columbia Management Advisors, LLC ("Columbia") and/or its affiliates.

The financial statements of the Underlying Funds in which the Portfolios invest should be read in conjunction with the Portfolios' financial statements.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. Columbia LifeGoal Income Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Portfolios will no longer accept investment in Class B shares from new or existing investors in the Portfolios' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Portfolios and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% for each Portfolio with the exception of Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio is subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% (3.00% for Columbia LifeGoal Income Portfolio) based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Portfolio's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For the years ended March 31, 2008 and 2007, certain amounts have been reclassified from net investment income to net realized gains and certain amounts have been reclassified from distributions from net investment income to distributions from net realized gains to conform to the current year financial statement presentation. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Expenses

General expenses of the Trust are allocated to the Portfolios and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolios on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Distributions to Shareholders

Distributions for net investment income, if any, are declared and paid quarterly for each Portfolio, except Columbia LifeGoal Income Portfolio for which distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against a Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications were identified and reclassified among the components of each Portfolios' net assets as follows:

	Undistributed or (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia LifeGoal Growth Portfolio	$—	$—	$—
Columbia LifeGoal Balanced Growth Portfolio	(81,913)	81,914	(1)
Columbia LifeGoal Income and Growth Portfolio	(49,662)	49,662	—
Columbia LifeGoal Income Portfolio	(4,939)	4,941	(2)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009
	Ordinary Income*	Long-term Capital Gains	Tax Return of Capital
Columbia LifeGoal Growth Portfolio	$1,646,065	$97,148,901	$289,773
Columbia LifeGoal Balanced Growth Portfolio	12,535,145	69,081,710	—
Columbia LifeGoal Income and Growth Portfolio	4,759,661	6,268,200	—
Columbia LifeGoal Income Portfolio	1,253,743	124,795	—

	March 31, 2008
	Ordinary Income*	Long-term Capital Gains
Columbia LifeGoal Growth Portfolio	$12,701,669	$35,816,150
Columbia LifeGoal Balanced Growth Portfolio	27,619,603	38,156,421
Columbia LifeGoal Income and Growth Portfolio	7,504,273	5,935,230
Columbia LifeGoal Income Portfolio	1,445,304	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia LifeGoal Growth Portfolio	$—	$—	$(142,930,438)
Columbia LifeGoal Balanced Growth Portfolio	171,332	—	(148,394,315)
Columbia LifeGoal Income and Growth Portfolio	17,944	—	(27,823,604)
Columbia LifeGoal Income Portfolio	12,362	—	(4,769,594)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and distribution reclassifications.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia LifeGoal Growth Portfolio	$3,033,349	$(145,963,787)	$(142,930,438)
Columbia LifeGoal Balanced Growth Portfolio	4,090,266	(152,484,581)	(148,394,315)
Columbia LifeGoal Income and Growth Portfolio	656,358	(28,479,962)	(27,823,604)
Columbia LifeGoal Income Portfolio	147,333	(4,916,927)	(4,769,594)

The following capital loss carryforwards, as determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration	Capital Loss Carryforward
Columbia LifeGoal Growth Portfolio	2017	$40,958,553
Columbia LifeGoal Balanced Growth
Portfolio	2017	27,410,771
Columbia LifeGoal Income and Growth
Portfolio	2017	2,817,485
Columbia LifeGoal Income Portfolio	2017	425,616

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses attributed to security transactions and deferred to April 1, 2009 were as follows:

Columbia LifeGoal Growth Portfolio	$26,747,494
Columbia LifeGoal Balanced
Growth Portfolio	35,143,761
Columbia LifeGoal Income and Growth Portfolio	7,040,767
Columbia LifeGoal Income Portfolio	526,540

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of a Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolios' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Portfolios. In rendering investment advisory services to the Portfolios, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Portfolio at the following annual rates:

Annual Fee Rate
Columbia LifeGoal Growth Portfolio	0.25%
Columbia LifeGoal Balanced Growth Portfolio	0.25%
Columbia LifeGoal Income and Growth Portfolio	0.25%
Columbia LifeGoal Income Portfolio	0.50%*

*  Columbia is entitled to receive an investment advisory fee based on Columbia LifeGoal Income Portfolio's assets that are invested in individual securities, Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio of Columbia Funds Series Trust. Columbia LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in other Columbia Funds (excluding Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio. Actual management fees will be charged to Columbia LifeGoal Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio.)

Columbia has contractually agreed to waive 0.10% of advisory fees payable by Columbia LifeGoal Income Portfolio on its assets that are invested in individual securities, Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio until July 31, 2010. There is no guarantee that this arrangement will continue after July 31, 2010.

Under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios, excluding Columbia LifeGoal Income Portfolio, (exclusive of investment advisory fees, brokerage fees and commissions, any distribution and shareholder servicing fees, taxes, interest expenses of borrowing money and extraordinary expenses, if any).

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolios, excluding Columbia LifeGoal Income Portfolio.

With respect to Columbia LifeGoal Income Portfolio, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.23% of its average daily net assets less the custody and the pricing and bookkeeping fees payable by the Portfolio.

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

Columbia has contractually agreed to waive 0.10% of administration fees on Columbia LifeGoal Income Portfolio's assets that are invested in Underlying Funds (excluding Mortgage- and Asset-Backed Portfolio and Corporate Bond Portfolio) until July 31, 2010. There is no guarantee that this arrangement will continue after July 31, 2010.

Pricing and Bookkeeping Fees

The Portfolios have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Portfolios. The Portfolios have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolios. Under the State Street Agreements, Columbia LifeGoal Income Portfolio pays State Street an annual fee of $26,000 paid monthly. Columbia LifeGoal Income Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

The Portfolios have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Columbia LifeGoal Income Portfolio reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account for Columbia LifeGoal Income Portfolio plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolios and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Portfolio's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of expenses on the Statements of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses of the Portfolios as follows:

Minimum Account Balance Fee
Columbia LifeGoal Growth Portfolio	$2,686
Columbia LifeGoal Balanced Growth Portfolio	1,667
Columbia LifeGoal Income and Growth Portfolio	180

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolios' shares. For the year ended March 31, 2009, the Distributor has retained net

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Columbia LifeGoal Growth Portfolio	$98,641	$768	$230,340	$14,107
Columbia LifeGoal Balanced Growth Portfolio	131,431	803	479,481	56,297
Columbia LifeGoal Income and Growth Portfolio	45,636	38	137,664	9,112
Columbia LifeGoal Income Portfolio	1,709	29	5,919	1,609

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Portfolio and a combined distribution and shareholder servicing plan for the Class A shares of each Portfolio. The Trust has also adopted a distribution plan for the Class R shares of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Fee Waivers and Expense Reimbursements

For Columbia LifeGoal Income Portfolio, Columbia has contractually agreed to waive fees and/or reimburse certain expenses through July 31, 2010, so that the Portfolio's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolio's investments in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio's custodian, do not exceed 0.42% annually of the Portfolio's average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2010.

Fees Paid to Officers and Trustees

All officers of the Portfolios are employees of Columbia or its affiliates and, with the exception of the Portfolios' Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. The Columbia LifeGoal Income Portfolio, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Columbia LifeGoal Income Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Columbia LifeGoal Income Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected,

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Note 5. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolios were as follows:

	Purchases	Sales
Columbia LifeGoal Growth Portfolio	$183,587,179	$245,751,053
Columbia LifeGoal Balanced Growth Portfolio	279,624,565	376,334,005
Columbia LifeGoal Income and Growth Portfolio	75,019,277	88,441,027
Columbia LifeGoal Income Portfolio	15,459,951	17,957,036

Note 6. Line of Credit

The Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any Portfolio is limited to the lesser of $200,000,000 and the Portfolio's borrowing limit set forth in the Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Portfolios and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. For Columbia LifeGoal Income Portfolio the commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, Columbia LifeGoal Income and Growth Portfolio borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $2,000,000 at a weighted average interest rate of 2.000%.

Note 7. Shares of Beneficial Interest

As of March 31, 2009, the Portfolios had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

of the Portfolios. The percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia LifeGoal Growth Portfolio	2	7.5
Columbia LifeGoal Balanced Growth Portfolio	2	6.0
Columbia LifeGoal Income & Growth Portfolio	2	7.4
Columbia LifeGoal Income Portfolio	2	8.0

As of March 31, 2009, the Portfolios had shareholders that held greater than 5% of the shares outstanding of a Portfolio, over which BOA and/or any of its affiliates did not have investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia LifeGoal Income Portfolio	1	6.7

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios.

Note 8. Significant Risks and Contingencies

Risk Factors of the Portfolios and the Underlying Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until Columbia determines that it is appropriate to dispose of such securities.

The officers and certain Trustees of the Trust also serve as officers and Trustees of certain Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds in which a Portfolio invests may experience relatively large investments or redemptions due to reallocations or rebalancing by the Portfolios as recommended by Columbia. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancing may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on each Portfolio's management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains, and could also increase transaction costs. Columbia, and other affiliated investment advisors, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Columbia may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing

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Columbia LifeGoal Portfolios, March 31, 2009 (continued)

participations in, or debt instruments backed by, the securities owned by such issuers. These securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market's assessment of the quality of underlying assets. These Underlying Funds may also engage in securities lending, reverse repurchase agreements and dollar roll transactions. Certain Underlying Funds may invest in debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. In addition, certain Underlying Funds may invest in below investment grade debt.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Income Portfolio (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2009, the results of each of their operations and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 27, 2009

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Federal Income Tax Information (Unaudited)

Columbia LifeGoal Growth Portfolio

100% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2009 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia LifeGoal Balanced Growth Portfolio

21.84% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2009 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 27.68%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia LifeGoal Income and Growth Portfolio

8.36% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2009 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 11.54%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

Columbia LifeGoal Income Portfolio

4.41% of the ordinary income distributed by the Portfolio for the year ended March 31, 2009 qualifies for the corporate dividends received deduction.

For non-corporate shareholders 4.36%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Portfolio for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 66; Board Member—Piedmont Natural Gas.

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Fund Governance (continued)

Interested Trustee

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director—Renaissance Reinsurance Ltd; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

1  Mr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. ("Citigroup"), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advertised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Balanced Growth Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Portfolio's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

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Portfolio Performance and Expenses

The Board considered the performance results for each of the Portfolios over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each Portfolio's one-year performance compared to actual management fees; (ii) each Portfolio's one-year performance compared to total expenses; (iii) each Portfolio's three-year performance compared to actual management fees; and (iv) each Portfolio's three-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Portfolios highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Portfolios' Advisory Agreement. The Board separately considered Columbia LifeGoal Income and Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was not appreciably above the median of its Peer Group. However, the Board noted other factors, such as total expenses that were below the median of its Peer Group and Universe and positive performance over other periods, that outweighed the factors noted above. The Board also separately considered Columbia LifeGoal Balanced Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over some periods was not appreciably above the median of its Peer Group. However, the Board noted other factors, such as total expenses that were below the median of its Peer Group and Universe and positive performance over other periods, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Portfolios.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the

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profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Portfolios.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationships with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board and its Committees review a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

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Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

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20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds

77

across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

78

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Important Information About This Report

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia LifeGoal Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website, columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any portfolio carefully before investing. For a prospectus which contains this and other important information about the portfolios, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Advisors, LLC (CMA) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, CMA is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.

Investment in affiliated funds—The advisor has the authority to select Underlying Funds. The advisor or one of its affiliates is the investment advisor to each of the Underlying Funds. The advisor may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as fiduciary to each portfolio, the advisor has a duty to act in the best interest of the portfolio in selecting Underlying Funds.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

81

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia LifeGoalTM Portfolios

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/10639-0309 (05/09) 09/78782

Columbia Management®

Annual Report

March 31, 2009

Municipal Bond Funds

■  Columbia Short Term Municipal Bond Fund

■  Columbia California Intermediate Municipal Bond Fund

■  Columbia Georgia Intermediate Municipal Bond Fund

■  Columbia Maryland Intermediate Municipal Bond Fund

■  Columbia North Carolina Intermediate Municipal Bond Fund

■  Columbia South Carolina Intermediate Municipal Bond Fund

■  Columbia Virginia Intermediate Municipal Bond Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Short Term Municipal Bond Fund	3

Columbia California Intermediate Municipal Bond Fund	8

Columbia Georgia Intermediate Municipal Bond Fund	13

Columbia Maryland Intermediate Municipal Bond Fund	18

Columbia North Carolina Intermediate Municipal Bond Fund	23

Columbia South Carolina Intermediate Municipal Bond Fund	28

Columbia Virginia Intermediate Municipal Bond Fund	33

Financial Statements

Investment Portfolios	38

Statements of Assets and Liabilities	86

Statements of Operations	90

Statements of Changes in Net Assets	92

Financial Highlights	101

Notes to Financial Statements	129

Report of Independent Registered Public Accounting Firm	143

Federal Income Tax Information	144

Fund Governance	145

Board Consideration and Re-Approval of Investment Advisory Agreement	149

Summary of Management Fee Evaluation by Independent Fee Consultant	152

Important Information About This Report	157

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund's portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn't mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient1. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

1The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic Update – Municipal Bond Funds

Economic growth ground to a halt during the 12-month period that began April 1, 2008 and ended March 31, 2009. The National Bureau of Economic Research reported that the U.S. economy had slipped into recession late in 2007 and the downturn was even sharper than anticipated.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed few signs of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market has contracted for 15 consecutive months, driving the unemployment rate to 8.5%. More than five million jobs have been lost since the recession commenced late in 2007, with nearly two-thirds of the decrease occurring in the most recent five months. Manufacturing activity slowed and consumer spending declined, resulting in one of the weakest holiday seasons in decades.

However, in March there were a few signs that this severe recession is no longer intensifying. Weekly chain store sales and mortgage purchase applications gained some momentum near the end of the period. The trade deficit has narrowed more than expected, raising hopes that first quarter real Gross Domestic Product (GDP) would contract at a rate well below the fourth quarter's negative 6.3%.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which continued to set new all-time lows during the period. However, the monthly Conference Board gauge was nearly unchanged in March, another indication that the worst could be behind us. Consumer confidence is surveyed monthly by The Conference Board.

In an effort to restore confidence in the capital markets, loosen the reins on credit and stimulate economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 2.25% to a target between zero and 0.25% during the 12-month period—a record low. However, the Fed's efforts went largely unrewarded. The one bright spot during this period of uncertainty was lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices have come down from $4 per gallon or more last summer to just over $2 per gallon in recent months.

Some bond market segments delivered positive returns

The U.S. bond market seesawed during the 12-month period, but several sectors managed to deliver modest gains as investors sought refuge from the volatile stock market. Treasury prices rose and yields declined as the economy faltered and stock

Summary

For the 12-month period that ended March 31, 2009

■   Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index. Municipals recovered from an early setback, as measured by the Barclays Capital Municipal Bond Index.

Barclays Aggregate Index	Merrill Lynch Index

Barclays Municipal Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Developed stock markets outside the United States returned negative 46.51%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Economic Update (continued) – Municipal Bond Funds

market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at 2.70%. In this environment, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index)1 returned 3.13%. High-yield bond prices fell sharply as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index2 returned negative 19.95%. The municipal market suffered a setback early in 2008, then rebounded in the first quarter of 2009. The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index)3 returned 2.27% for the 12-month period.

Stocks retreat as economic outlook darkens

Against a weakening economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.4 Losses affected the stocks of companies of all sizes and investment style categories, although growth stocks held up better than value stocks, as measured by their respective Russell indices.5 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which generally have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index7 returned negative 47.07% (in U.S. dollars).

Past performance is no guarantee of future results.

1The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds. As of 01/01/2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

3The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

6The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

7The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Short Term Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 4.14% without sales charge.

■  The fund underperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Municipal Index,1 which return 4.75%, but outperformed its peer group.

■  The fund's interest rate calls, positioning and high credit quality aided its return relative to its peers. Fees accounted for much of the underperformance compared to the benchmark.

Portfolio Management

James M. D'Arcy has managed the fund since 2007 and has been with the advisor or its predecessors or affiliate organizations since 1999.

1The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment-grade U.S. tax-exempt bonds with remaining terms to final maturities of at least one year and less than three years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+4.14%

Class A shares (without sales charge)

+4.75%

Merrill Lynch 1-3 Year U.S. Municipal Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.65
Class B	1.40
Class C	1.40
Class Z	0.40

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment-grade U.S. tax-exempt bonds with remaining terms to final maturities of at least one year and less than three years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	13,819	13,683
Class B	12,878	n/a
Class C	12,815	12,815
Class Z	14,166	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B	C		Z
Inception	11/02/93		10/12/93	05/19/94		10/07/93
Sales charge	without	with	without	without	with	without
1-year	4.14	3.14	3.37	3.37	2.37	4.41
5-year	2.78	2.56	2.01	2.01	2.01	3.04
10-year	3.29	3.19	2.56	2.51	2.51	3.54

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares in the first year after purchase. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Short Term Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.00	1,021.69	3.30	3.28	0.65
Class B	1,000.00	1,000.00	1,032.11	1,017.95	7.09	7.04	1.40
Class C	1,000.00	1,000.00	1,032.11	1,017.95	7.09	7.04	1.40
Class Z	1,000.00	1,000.00	1,037.30	1,022.94	2.03	2.02	0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	10.46
Class B	10.46
Class C	10.46
Class Z	10.46

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.28
Class B	0.20
Class C	0.20
Class Z	0.31

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	1.38
Class B	0.67
Class C	0.65
Class Z	1.65

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	2.13
Class B	1.03
Class C	1.00
Class Z	2.55

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 4.14% without sales charge. The fund's benchmark, the Merrill Lynch 1-3 Year U.S. Municipal Index,1 returned 4.75%. The average return of its peer group, the Lipper Short Municipal Debt Funds Classification,2 was 1.40%. The fund had less exposure than the benchmark to prerefunded bonds, which performed well during the period. Pre-refunded bonds put an amount equal to their principal and interest aside in escrow to ensure that future payments are made regardless of the revenue streams or tax collections of the original issuing municipality. Fees also contributed to the modest shortfall relative to the benchmark. The fund incurs fees which the index does not. Positioning and accurate interest rate calls over the period helped performance compared to both the benchmark and peer group. We also believe the fund had a higher quality portfolio than many of its peers, which aided performance.

High quality focus

During the period, the yield difference between bonds with different credit quality but similar maturities widened to historic levels, and interest rate volatility rose because stress in the financial markets reduced liquidity. Against this backdrop, the fund benefited relative to its benchmark because it had less exposure to single-A rated bonds, which struggled in this environment. The fund's focus on high credit quality also aided performance against competing funds that had more single A, BBB, and non-investment grade credits.

The fund's focus on high quality also extended to insured bonds, where we are no longer willing to pay extra (by way of a lower yield) for the insurance protection. We continue to examine the fundamental merits of insured bonds, which has become even more important in the aftermath of last year's crisis of confidence surrounding bond insurers. We are currently making our investment decisions without regard to whether or not a bond is insured.

Sector weights delivered mixed results

We did well to underweight both California and New York issues, both of which underperformed for the period. An underweight relative to its peers in health care also worked to the fund's advantage as yields rose and prices fell dramatically in this sector. However, the fund was overweight in health care compared to its benchmark, which hurt relative performance as did an overweight in Florida securities, as declining home prices and a slowing economy hampered their returns. However, we continue to believe that the fund's Florida holdings are strong credits.

1The Merrill Lynch 1-3 Year U.S. Municipal Index tracks the performance of investment-grade U.S. tax-exempt bonds with remaining terms to final maturities of at least one year and less than three years.

As of 01/01/09, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Short Term Municipal Bond Fund

Positioned for rising interest rates, higher defaults

We have positioned the fund with the following goals in mind: 1) to keep volatility low while still providing a competitive return, 2) to take advantage of the current interest rate environment while being mindful that interest rates are likely to rise eventually and 3) to be defensive in the face of declining credit quality in the municipal sector—in light of a slowing economy—while seeking to take advantage of the historically wide difference in yields between bonds of differing credit quality. In this regard, we have focused on AA and single-A bonds, because they offer enhanced yields compared to pre-refunded bonds and AAA-rated bonds. We expect the default ratio to rise in the current environment, but mostly for credits with a rating of BBB or lower. The current environment offers the opportunity for our analysts to try to identify bonds whose ratings might be upgraded from stable to positive, which would lead to enhanced returns, but to avoid taking risks on credits that might move downward, from stable to negative.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Top 5 sectors

as of 03/31/09 (%)

Tax-Backed	33.9
Transportation	13.6
Other	12.2
Utilities	10.5
Health Care	5.4

Quality breakdown

as of 03/31/09 (%)

AAA	24.1
AA	59.7
A	11.4
BBB	3.0
Other	1.6
Cash and equivalents	0.2

Effective Maturity breakdown

as of 03/31/09 (%)

0-1 year	28.5
1-2 years	30.6
2-3 years	29.0
3-4 years	9.5
4-5 years	2.1
5-6 years	0.3

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Effective maturity takes into consideration principal payment assumptions, puts and adjustable coupons.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+1.65%

Class A shares (without sales charge)

+4.81%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+5.60%

Barclays Capital Municipal Quality Intermediate Index[4]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 1.65% without sales charge.

■  The fund's return was lower than the return of the Barclays Capital 3-15 Year Blend Municipal Bond Index1 but higher than the average return of funds in its peer group, the Lipper California Intermediate Municipal Debt Funds Classification.2

■  Higher stakes in shorter-maturity bonds and AAA3 bonds helped performance relative to the fund's peer group. A lower weight in shorter-maturity bonds and a higher weight in lower rated investment grade issues relative to the index hampered that performance comparison. Fees also hampered the fund's return relative to the index. The fund incurs fees while the index does not.

Portfolio Management

Maureen G. Newman has managed the fund since 2009 and has been with the advisor or its predecessors or affiliate organizations since 1996.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper California Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia California Intermediate Municipal Bond Fund

Performance of a $10,000 investment 09/09/02 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/09/02 – 03/31/09 ($)

Sales charge	without	with
Class A	11,773	11,391
Class B	11,323	11,323
Class C	11,217	11,217
Class Z	12,143	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	09/09/02		08/29/02		09/11/02		08/19/02
Sales charge	without	with	without	with	without	with	without
1-year	1.65	–1.66	1.00	–1.95	1.00	0.02	2.02
5-year	2.28	1.60	1.54	1.54	1.54	1.54	2.55
Life	2.52	2.00	1.90	1.90	1.77	1.77	2.98

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia California Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.10	1,021.19	3.81	3.78	0.75
Class B	1,000.00	1,000.00	1,033.41	1,017.45	7.60	7.54	1.50
Class C	1,000.00	1,000.00	1,033.41	1,017.45	7.60	7.54	1.50
Class Z	1,000.00	1,000.00	1,038.59	1,022.44	2.54	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia California Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 1.65% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 returned 4.81% while the average fund in its peer group, the Lipper California Intermediate Municipal Debt Funds Classification2, returned 0.27%. The fund's exposure to shorter-maturity bonds was less than the index and its exposure to lower quality investment grade bonds was higher than the index, and both detracted from performance relative to the index. However, the fund had more exposure to shorter-maturity bonds and was overweighted in AAA-rated3 bonds versus the average fund in its peer group, which led to stronger relative performance.

On February 20, 2009, Maureen Newman became the portfolio manager for the fund.

Turmoil in economy and credit markets hit California hard

California municipalities suffered as a deteriorating housing market eroded revenues from property taxes, rising unemployment hampered sales and personal income tax receipts and recession reduced corporate tax revenues. New issuance became more difficult as credit markets froze, investor demand slowed, key broker/dealers disappeared from the municipal market and municipal bond insurers received credit ratings downgrades. The ratings agencies repeatedly downgraded the state's general obligation (GO) bonds, leaving California with some of the lowest state GO ratings in the country. However, concerns began to ease late in the period, as investors anticipated that the state would receive a sizable payout from the federal government's economic stimulus plan. A state bond deal in March drew strong interest from investors.

Yield exposure delivered mixed results

As the Federal Reserve Board cut a key overnight interest rate, short-term yields fell more than longer-term yields, causing short-term bonds with maturities of five or less years to outperform intermediate- and longer-term issues in the municipal market. Because the fund had less exposure to this segment of the market than the index, it gave up some relative performance. However, it had more exposure to short-term bonds than its peer group, which aided performance against that measure. As the difference between short and long-term yields widened, we sold short-term bonds and bought more bonds in the 10- to 15-year maturity range.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper California Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	9.34
Class B	9.34
Class C	9.35
Class Z	9.33

Distribution declared per share

04/01/08 – 03/31/09 ($)

Class A	0.31
Class B	0.24
Class C	0.24
Class Z	0.34

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	3.14
Class B	2.50
Class C	2.50
Class Z	3.50

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	5.33
Class B	4.24
Class C	4.23
Class Z	5.93

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia California Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/09 (%)

Tax-Backed	46.4
Utilities	27.8
Other	6.8
Health Care	6.5
Education	5.5

Maturity breakdown

as of 03/31/09 (%)

0-1 year	1.1
1-3 years	6.1
3-5 years	16.0
5-7 years	12.0
7-10 years	23.4
10-15 years	29.6
15-20 years	5.7
20-25 years	0.3
25 years and over	1.8
Cash and Equivalents	4.0

Quality breakdown

as of 03/31/09 (%)

AAA	28.8
AA	38.8
A	23.0
BBB	8.9
Non Rated	0.5

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Gains from higher-quality bonds

In a volatile market, investors favored high quality issues. Among the portfolio's best performers were essential purpose bonds, used to fund water, sewer and electricity services. They accounted for about 25% of assets at period end. Local GO bonds with high credit ratings further aided returns. Other strong performers included refunded bonds, which benefited from having both short maturities and high credit quality. Refunding occurs when an issuer sells a new lower coupon bond and puts the proceeds into an escrow account to pay off the old "refunded" bond.

Some of these gains were offset by losses from municipal preferred shares issued by Munimae, a partnership that holds numerous multi-family housing bonds. The prices on the underlying bonds declined as housing values fell. Tobacco bonds, which are issued by the state and funded by payments from a financial settlement tied to the volume of cigarette consumption, also hurt performance. Prices on some of these bonds fell about 30% amid fears that states would raise cigarette taxes to help close budget gaps, thereby reducing demand for cigarettes.

Looking ahead

We believe that California municipal bonds will continue to draw investor attention, especially as the state benefits from fiscal stimulus funds and proves it can meet payments on its debt. However, we also expect the state to continue to struggle with its finances. It could face a battle to approve a budget for the upcoming fiscal year. Among the biggest concerns is the housing market where, in some areas, values have fallen 25% or more. We plan to keep the fund's local property tax-backed bonds, which are geographically diversified and issued primarily for school and community college districts. We also expect to maintain a sizable stake in essential purpose bonds.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Georgia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 2.04% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 and the average fund in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund had more exposure than the index to lower quality bonds and less exposure to shorter-maturity bonds, which accounted for a portion of its shortfall against its benchmark. Fees also hampered the fund's return relative to the index. The fund incurs fees while the index does not.

Portfolio Management

Maureen G. Newman has managed the fund since 2009 and has been with the advisor or its predecessors or affiliate organizations since 1996.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+2.04%

Class A shares (without sales charge)

+4.81%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+5.60%

Barclays Capital Municipal Quality Intermediate Index[3]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.96
Class B	1.71
Class C	1.71
Class Z	0.71

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	13,938	13,482
Class B	12,955	12,955
Class C	12,928	12,928
Class Z	14,290	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	05/04/92		06/07/93		06/17/92		03/01/92
Sales charge	without	with	without	with	without	with	without
1-year	2.04	–1.30	1.38	–1.57	1.28	0.30	2.30
5-year	2.28	1.60	1.52	1.52	1.52	1.52	2.53
10-year	3.38	3.03	2.62	2.62	2.60	2.60	3.63

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Georgia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.32	1,021.19	3.83	3.78	0.75
Class B	1,000.00	1,000.00	1,044.38	1,017.45	7.65	7.54	1.50
Class C	1,000.00	1,000.00	1,043.38	1,017.45	7.64	7.54	1.50
Class Z	1,000.00	1,000.00	1,048.62	1,022.44	2.55	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	10.18
Class B	10.19
Class C	10.18
Class Z	10.18

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.37
Class B	0.30
Class C	0.30
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	2.99
Class B	2.34
Class C	2.34
Class Z	3.34

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	4.89
Class B	3.83
Class C	3.83
Class Z	5.46

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 2.04% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 returned 4.81% for the period. The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 was 2.60%. The fund had a higher stake than the Barclays index in lower quality bonds and less exposure to short-term issues, which contributed to its underperformance.

On February 20, 2009, Maureen G. Newman became the portfolio manager for the fund.

Challenging year for municipal bonds and Georgia finances

Municipal bonds were not immune to the past year's financial market turmoil. The ratings of leading municipal bond insurers were downgraded, mergers of several key municipal bond broker/dealers resulted in fewer market participants, and credit markets froze. The ensuing investor flight to safety pushed high credit quality bonds ahead of lower quality, higher-yielding issues. Short-term bonds outperformed longer-term issues, buoyed by the Federal Reserve's moves that dropped a key overnight borrowing rate from 2.25% to a target between zero and 0.25%. Georgia's municipal market faced added challenges as personal income and corporate tax revenues declined amid slowing demand in the auto and textile industries and rising unemployment, which hit 9% during the period. At the same time, falling real estate values in areas such as Atlanta hurt property tax revenues. The state, however, kept its AAA credit rating,3 benefiting from a history of fiscal conservatism, ample financial reserves and a diverse economic base. In 2008, new municipal issuance in Georgia fell 15% relative to the previous year.

Gains from high quality essential purpose and GO bonds

Approximately 19% of the fund's assets were committed to essential purpose water and sewer bonds. Local general obligation (GO) bonds accounted for 14% of assets. Water and sewer bonds attracted growing interest because payments for utility services tend to be less sensitive to economic downturns. In the local GO sector, high quality county debt, including bonds issued by Gwinnett and Fulton Counties, benefited from the investor flight to quality.

Losses from longer-maturity and lower-quality issues

The fund lost ground by having less exposure than the Barclays index to short-term issues, which were the municipal market's strongest performers. As yields on

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Georgia Intermediate Municipal Bond Fund

short-term bonds fell and bond prices rose, we sold short-maturity holdings and bought higher-yielding issues with 8- to 12-year maturities. These intermediate-term issues, about 23% of assets at period end, coupled with about 11% in bonds with maturities of 15 or more years proved costly. The fund also was impacted negatively by investments in lower quality (A- or BBB-rated) bonds, particularly in the hospital and education sectors. These holdings underperformed higher-quality bonds as investors grew increasingly concerned about the impact of shrinking endowments. Other disappointments included BBB-rated bonds issued by International Paper, which suffered amid concerns that the economic downturn would hurt company profits.

Ability to weather the storm

Georgia faces high unemployment and declining revenues at the same time that demand for social services is rising and the value of the state's pension assets is falling. The state, however, remains one of the strongest credits in the nation, a reflection of its conservative debt levels, generous cash reserves and positive demographic trends. We believe that Georgia's low cost of doing business will continue to attract newcomers that can help build the state's revenue base. The state is already looking forward to a new Kia automobile plant, which is expected to open in late 2009. We plan to manage the fund for total return with sizable stakes in state GOs and essential purpose bonds, as well as broad diversification across sectors and issuers.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/09 (%)

Utilities	29.7
Tax-Backed	27.8
Education	9.8
Other	7.2
Housing	7.0

Quality breakdown

as of 03/31/09 (%)

AAA	43.6
AA	25.7
A	17.8
BBB	11.2
Not Rated	1.7

Maturity breakdown

as of 03/31/09 (%)

0-1 year	5.0
1-3 years	7.6
3-5 years	6.4
5-7 years	6.6
7-10 years	19.8
10-15 years	37.1
15-20 years	10.9
Cash and equivalents	6.6

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+0.26%

Class A shares (without sales charge)

+4.81%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+5.60%

Barclays Capital Municipal Quality Intermediate Index[4]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 0.26% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 as well as its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund's overweight in higher-yielding, lower-quality bonds with BBB ratings3 detracted from performance, as the economy weakened and market volatility increased. Fees also hampered the fund's return relative to the index. The fund incurs fees while the index does not.

Portfolio Management

Maureen G. Newman has managed the fund since 2009 and has been with the advisor or its predecessors or affiliate organizations since 1996.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Maryland Intermediate Municipal Bond Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	13,479	13,043
Class B	12,529	12,529
Class C	12,504	12,504
Class Z	13,830	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	09/01/90		06/08/93		06/17/92		09/01/90
Sales charge	without	with	without	with	without	with	without
1-year	0.26	–2.99	–0.48	–3.38	–0.49	–1.46	0.61
5-year	1.55	0.88	0.80	0.80	0.78	0.78	1.81
10-year	3.03	2.69	2.28	2.28	2.26	2.26	3.30

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Maryland Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.68	1,021.19	3.78	3.78	0.75
Class B	1,000.00	1,000.00	1,020.99	1,017.45	7.56	7.54	1.50
Class C	1,000.00	1,000.00	1,019.90	1,017.45	7.55	7.54	1.50
Class Z	1,000.00	1,000.00	1,025.98	1,022.44	2.53	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Maryland Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 0.26% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 returned 4.81% for the period. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 was 2.60%. The fund underperformed the index, in part because it had more exposure to high-yielding, lower-quality (BBB-rated)3 bonds, which lagged higher-quality issues. An underweight in short-maturity bonds, which beat longer-term issues, also hurt relative performance. We also believe that these factors detracted from performance compared to the fund's peer group.

On February 20, 2009, Maureen G. Newman became the portfolio manager for the fund.

Maryland maintained high credit rating

During the past year, the municipal bond market was volatile as the economy headed into recession. Municipal bond insurers experienced credit ratings downgrades, which in turn hurt the ratings of bonds they had insured. Mergers of several key municipal bond broker/dealers resulted in fewer market participants, contributing to a credit market freeze. Many institutional buyers turned into net sellers. Despite this negative backdrop, Maryland's economy remained relatively strong, helping the state to maintain the highest possible (AAA or equivalent) credit rating. The state benefited from a strong military and government presence around the Washington D.C. and Annapolis areas as well as a health and education focus in Baltimore. Although these industries were less sensitive to the economic downturn, unemployment in the state reached 6.7% late in the period, but remained below the national rate of 8.1%.

Biggest disappointments from lower-quality securities

The fund had more exposure than its benchmark to BBB-rated bonds (roughly 11% of assets), which added yield to the portfolio. However, as investors became more risk-averse, lower-quality securities, including those that the fund owned in less economically sensitive sectors, such as elderly housing and health care, underperformed. In addition, bonds issued by the Baltimore Convention Center Hotel detracted from returns. These bonds are backed by a variety of revenues, including hotel occupancy taxes on that specific hotel as well as on hotels throughout the city. When issued, the bonds were rated AAA and insured by XLCA, whose name was later changed to Syncora Guarantee. The rating on the bonds fell below investment grade as the insurer was repeatedly downgraded by the ratings agencies because of concerns that it did not have adequate

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	10.08
Class B	10.09
Class C	10.08
Class Z	10.09

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.38
Class B	0.31
Class C	0.31
Class Z	0.41

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	2.88
Class B	2.29
Class C	2.22
Class Z	3.22

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	4.72
Class B	3.75
Class C	3.64
Class Z	5.28

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Maryland Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/09 (%)

Tax-Backed	41.8
Health Care	12.3
Other	11.4
Housing	8.7
Education	7.7

Quality breakdown

as of 03/31/09 (%)

AAA	41.6
AA	27.1
A	16.9
BBB	11.2
Non-rated	3.2

Maturity breakdown

as of 03/31/09 (%)

0-1 year	4.8
1-3 years	16.2
3-5 years	9.7
5-7 years	13.0
7-10 years	18.4
10-15 years	17.5
15-20 years	7.8
20-25 years	3.3
25 years and over	3.9
Cash and equivalents	5.4

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

capital to cover possible defaults. Lower hotel occupancy rates—a result of the economic downturn—further pressured the bonds' prices.

Short-maturity bonds outperformed

As short-term yields declined more than intermediate- or long-term yields, short-term municipal bonds led the market. Because we did not have as much exposure as the index to short-term bonds, we gave up some relative performance. However, we took profits on many of the fund's short-term bonds as prices on those bonds rose and took advantage of the higher yields offered by intermediate and long-term bonds because we believe they offer more return potential going forward. At the end of the period, bonds maturing in five to ten years represented about 30% of net assets, those maturing in ten to 15 years accounted for roughly 17% of assets and issues with maturities over 15 years accounted for another 15% of the portfolio.

Strategy going forward

Looking ahead, we plan to focus on intermediate-term, investment grade bonds. We are especially interested in state general obligation (GO) and state-appropriated bonds (about 10% of assets at the period's end) as well as local GOs (another 25% of assets), which tend to be high quality and relatively liquid. We expect the state-related bonds to benefit from Maryland's reputation as one of the best-managed states in the country, a tribute to its conservative debt structure and long-term fiscal planning. Maryland is likely to maintain its AAA credit rating even as it struggles to fund state services and pension obligations without raising taxes.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Non-diversified investments increase the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will like be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia North Carolina Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 0.87% without sales charge.

■  The fund's return was lower than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 and the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund had more exposure than the index to lower-quality BBB-rated3 bonds, which underperformed, and less exposure to shorter-maturity bonds, which outperformed during the period. We also believe that these factors accounted for the shortfall against the average fund in its peer group.

Portfolio Management

Maureen Newman has managed the fund since April 2007, and has been associated with the advisor or its predecessors or affiliate organizations since 1996.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+0.87%

Class A shares (without sales charge)

+4.81%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+5.60%

Barclays Capital Municipal Quality Intermediate Index[4]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class Z	0.67

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	13,741	13,294
Class B	12,761	12,761
Class C	12,742	12,742
Class Z	14,085	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	12/14/92		06/07/93		12/16/92		12/11/92
Sales charge	without	with	without	with	without	with	without
1-year	0.87	–2.42	0.13	–2.79	0.12	–0.85	1.22
5-year	1.84	1.16	1.08	1.08	1.08	1.08	2.10
10-year	3.23	2.89	2.47	2.47	2.45	2.45	3.48

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia North Carolina Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.62	1,021.19	3.79	3.78	0.75
Class B	1,000.00	1,000.00	1,024.88	1,017.45	7.57	7.54	1.50
Class C	1,000.00	1,000.00	1,024.88	1,017.45	7.57	7.54	1.50
Class Z	1,000.00	1,000.00	1,031.01	1,022.44	2.53	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	9.79
Class B	9.79
Class C	9.79
Class Z	9.79

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.37
Class B	0.30
Class C	0.30
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	2.74
Class B	2.16
Class C	2.11
Class Z	3.08

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	4.57
Class B	3.60
Class C	3.52
Class Z	5.14

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 0.87% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 returned 4.81% for the period. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 was 2.60%. The fund had more exposure than the index to lower quality BBB-rated3 bonds, which underperformed, and less exposure to shorter-maturity bonds, which outperformed during the period.

A challenging year for municipal bonds

Over the past year, many municipal bond insurers suffered multiple downgrades, which hurt the credit quality of the issues they insured and limited options for issuers coming to market. Mergers of several key municipal bond broker/dealers resulted in fewer market participants, and credit markets froze. Many institutional investors sold long-term municipals as the cost of funding their investments grew. Plus, the economy slid into a global recession, hurting the tax revenues that support state and local governments.

In this environment, North Carolina's economy also suffered, despite the stabilizing influence of hospitals and universities in the area known as the Research Triangle. The financial center of Charlotte took a hard hit due to the banking crisis, and the state's manufacturing sector, which includes auto suppliers and textile companies, experienced significant slowdowns. Unemployment jumped to 10.7% in February 2009, up from 5.2% a year earlier—the highest one-year increase of any state. Strong fiscal management and a diverse economic base, however, helped the state maintain its AAA credit rating.

Disappointing positioning in lower quality issues

The fund's overweight in higher-yielding, lower quality issues with BBB ratings—about 10% of assets—put the biggest dent in performance. As the economy weakened and financial market volatility increased, investors became more risk averse, favoring higher quality securities that were perceived to be less sensitive to an economic downturn. Among the biggest detractors were bonds issued by ARC, a system of group homes for developmentally disabled residents. As the market became concerned about property values and continued government funding for the disabled, the price of these bonds dropped. However, the properties are not highly leveraged and we believe that this and other factors may give these bonds better prospects than the market is currently pricing in. Bonds issued by International Paper also detracted from returns as concerns over the stability of the paper industry mounted.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

Helping to offset some of these price declines were investments in water and sewer bonds as well as high quality local and state general obligation (GO) bonds. Demand for water and sewer bonds, about 10% of net assets, increased as investors recognized that people tend to pay for these basic utilities even in a recession. GOs, another 16% of assets, generally fared well because of their high quality and relative liquidity.

Capitalizing on falling yields

Over the course of the year, the Federal Reserve Board ratcheted down a key overnight lending rate, driving yields down and prices up across the maturity range. However, short-term yields declined more than long-term yields and the fund gave up some performance because it did not have as much exposure as the index to short-term bonds. We used the spike in short-term bond prices to sell some shorter-maturity bonds and to buy higher-yielding bonds with 10- to 15-year maturities, which accounted for more than one third of the fund's assets at period end. We believe that these longer-maturity holdings could benefit from continued low inflation, which should keep yields relatively stable.

Uncertain outlook for North Carolina

Questions still remain about how economic weakness will affect North Carolina over the next 12 months. Given these uncertainties, we plan to focus on stable, higher quality issues. At period end, the fund had about 25% of its assets in high-quality local GO and appropriated bonds, about 4% in state GO and lease obligation bonds and about 10% in essential purpose water and sewer revenue bonds.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/09 (%)

Tax-Backed	38.2
Utilities	17.7
Refunded/Escrowed	15.3
Health Care	8.0
Education	4.3

Quality breakdown

as of 03/31/09 (%)

AAA	46.9
AA	32.4
A	8.6
BBB	10.1
BB	0.3
Not Rated	1.7

Maturity breakdown

as of 03/31/09 (%)

0-1 year	5.1
1-3 years	7.5
3-5 years	8.7
5-7 years	6.9
7-10 years	16.1
10-15 years	35.7
15-20 years	7.0
20-25 years	0.4
25 years and over	1.5
Cash & Equivalents	11.1

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+2.09%

Class A shares (without sales charge)

+4.81%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+5.60%

Barclays Capital Municipal Quality Intermediate Index[4]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 2.09% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 as well as its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■   The fund had more exposure than the index to lower-quality BBB-rated3 bonds, which underperformed, and less exposure to shorter-maturity bonds, which outperformed during the period.

Portfolio Management

Maureen G. Newman has managed the fund since 2007, and has been with the advisor or its predecessors or affiliate organizations since 1996.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia South Carolina Intermediate Municipal Bond Fund

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	14,140	13,683
Class B	13,143	13,143
Class C	13,128	13,128
Class Z	14,493	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	05/05/92		06/08/93		06/17/92		01/06/92
Sales charge	without	with	without	with	without	with	without
1-year	2.09	–1.27	1.43	–1.52	1.43	0.45	2.34
5-year	2.30	1.63	1.56	1.56	1.54	1.54	2.56
10-year	3.52	3.19	2.77	2.77	2.76	2.76	3.78

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.65
Class C	1.65
Class Z	0.65

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia South Carolina Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.48	1,021.19	3.82	3.78	0.75
Class B	1,000.00	1,000.00	1,039.59	1,017.45	7.63	7.54	1.50
Class C	1,000.00	1,000.00	1,039.59	1,017.45	7.63	7.54	1.50
Class Z	1,000.00	1,000.00	1,044.78	1,022.44	2.55	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia South Carolina Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 2.09% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 returned 4.81% for the period. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 was 2.60%. The fund had more exposure than the index to lower-quality BBB-rated3 bonds, which underperformed higher quality issues, and less exposure to shorter-maturity bonds, which outperformed during the period. Both factors contributed to the fund's shortfall against its benchmark.

A trying year for South Carolina

The past year was a difficult one for the state of South Carolina and its municipal bond market. The recession hurt some of the state's largest industries, including textiles, manufacturing and tourism. Job losses mounted, pushing the state's unemployment rate to the second highest in the nation as of February 2009. Revenues from corporate and personal income taxes declined, while mortgage delinquencies rose. The state maintained its AAA credit rating largely because of its relatively conservative debt structure and fiscal management. Municipal bond insurers with AAA ratings were not so fortunate. Many insurers saw multiple downgrades, as the ratings agencies questioned their ability to cover losses on defaults. As the financial markets weakened, mergers of several major municipal bond broker/dealers resulted in fewer market participants, and credit markets froze. Heavy selling of long-term municipal bonds by institutional investors seeking to raise cash further pressured the sector, particularly towards the end of 2008, but that pressure eased somewhat during the first quarter of 2009.

Disappointing performance from lower quality issues

Market volatility sparked an investor flight to quality that caused higher-yielding, lower-quality municipal bonds to underperform. Among the fund's chief performance detractors were bonds issued by International Paper and Puerto Rico. The International Paper bonds, which carried a BBB rating, suffered as investors became concerned about the stability of the paper industry. The Puerto Rico bonds, which are insured but traded on their BBB underlying rating, performed poorly as the territory's economy contracted. Elsewhere, bonds secured by payments from investment bank Goldman Sachs were downgraded as a financial crisis unfolded and confidence in the guarantor deteriorated; we sold this position before period end.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	9.84
Class B	9.85
Class C	9.85
Class Z	9.84

Distribution declared per share

04/01/08 – 03/31/09 ($)

Class A	0.37
Class B	0.30
Class C	0.30
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	3.04
Class B	2.41
Class C	2.40
Class Z	3.40

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	5.04
Class B	3.99
Class C	3.97
Class Z	5.62

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/09 (%)

Tax-Backed	33.3
Utilities	19.4
Health Care	18.9
Other	8.4
Education	2.8

Maturity breakdown

as of 03/31/09 (%)

0-1 year	2.9
1-3 years	9.2
3-5 years	8.9
5-7 years	11.0
7-10 years	28.3
10-15 years	26.1
15-20 years	3.5
20-25 years	0.9
25 years and over	0.4
Cash and Equivalents	8.8

Quality breakdown

as of 03/31/09 (%)

AAA	39.6
AA	26.1
A	17.4
BBB	12.5
Not Rated	4.4

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Upside from refunded and essential service bonds

Among the bonds that helped performance were refunded bonds, about 8% of assets at period end. Refunding occurs when an issuer takes advantage of lower interest rates by issuing new bonds and setting aside the proceeds, typically in federal government securities, to pay off or retire older bonds. The process of refunding shortens the bonds' maturities and boosts their credit quality. Water and sewer bonds also added to returns, as demand increased for bonds with relatively stable income streams. People tend to pay for these essential services even in a recession. The fund also benefited from owning some short Treasury market futures contracts during the period.

Additions to longer-term and higher quality holdings

Over the course of the year, the Federal Reserve Board ratcheted down a key overnight lending rate, driving high quality municipal yields down and prices up across all maturities. However, short-term yields declined more than long-term yields and the fund gave up some performance because it did not have as much exposure as the index to short-term bonds. We used the spike in short-term bond prices to sell some of those bonds and buy higher-yielding bonds with 10- to 15-year maturities, which accounted for more than one quarter of the fund's assets at period end. We believe that these longer-maturity holdings could benefit from continued low inflation, which should keep yields relatively stable. At period end, the fund had a 17% stake in hospital bonds and a sizable stake in higher quality local general obligation (GO), appropriation and refunded bonds. These higher quality bonds could provide a modest cushion against further deteriorations in the state's economy.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Virginia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 2.83% without sales charge.

■  The fund outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification1 but lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.2

■  The fund had more exposure to lower quality bonds and less exposure to shorter-maturity bonds, which accounted for a portion of its shortfall relative to the index. Fees also hampered the fund's return relative to the index. The fund incurs fees while the index does not.

Portfolio Management

Maureen G. Newman has managed fund since 2009 and has been with the advisor or its predecessors or affiliate organizations since 1996.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

3The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

+2.83%

Class A shares (without sales charge)

+4.81%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+5.60%

Barclays Capital Municipal Quality Intermediate Index[3]

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.87
Class B	1.62
Class C	1.62
Class Z	0.62

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report and include the expenses incurred by the investment companies in which the fund invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. The Barclays Capital Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and having a maturity range between two and eleven years. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/99 – 03/31/09 ($)

Sales charge	without	with
Class A	14,323	13,856
Class B	13,298	13,298
Class C	13,287	13,287
Class Z	14,681	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	12/05/89		06/07/93		06/17/92		09/20/89
Sales charge	without	with	without	with	without	with	without
1-year	2.83	–0.53	2.07	–0.91	2.07	1.07	3.09
5-year	2.57	1.89	1.79	1.79	1.80	1.80	2.82
10-year	3.66	3.31	2.89	2.89	2.88	2.88	3.91

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Virginia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.81	1,021.19	3.83	3.78	0.75
Class B	1,000.00	1,000.00	1,045.92	1,017.45	7.65	7.54	1.50
Class C	1,000.00	1,000.00	1,045.92	1,017.45	7.65	7.54	1.50
Class Z	1,000.00	1,000.00	1,051.11	1,022.44	2.56	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)

Class A	10.57
Class B	10.57
Class C	10.57
Class Z	10.57

Distributions declared per share

04/01/08 – 03/31/09 ($)

Class A	0.37
Class B	0.29
Class C	0.29
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/09 (%)

Class A	2.90
Class B	2.27
Class C	2.25
Class Z	3.25

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/09 (%)

Class A	4.74
Class B	3.70
Class C	3.68
Class Z	5.30

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2009, the fund's Class A shares returned 2.83% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 returned 4.81% for the same period. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification,2 was 2.60%. The fund had more exposure to lower quality bonds and less exposure to shorter-maturity bonds, which accounted for its shortfall relative to the index. We believe the fund's focus on Virginia helped it outperform its broad Lipper peer group, as the Commonwealth weathered the past year's downturn better than most other states.

On February 20, 2009, Maureen G. Newman became the portfolio manager for the fund.

Attracted to Virginia's economic strength

In the midst of the recession, Virginia's economy benefited from strength in the Washington, D.C. area as well as in the Newport News area on the coast. Like most states, Virginia struggled with a budget shortfall, but took steps to close the gap and maintain its AAA credit rating.3 During the past year, investors nationwide became more risk averse as credit markets froze, municipal bond insurers' credit ratings dropped, and key broker/dealers disappeared from the municipal market. Yields rose and prices fell on lower-quality municipal bonds, but high-quality bonds, such as those issused by the Commonwealth of Virginia, held up well.

Gains from essential purpose bonds

Among the fund's better performers were bonds issued by the State Clean Water program, the City of Richmond and several counties close to Washington, D.C., including Loudoun, Fairfax and Arlington. The Clean Water bonds benefited from being high quality, essential purpose bonds. Essential purpose bonds are backed by payments for basic utility services, which people tend to pay for even in a recession. The high quality, relatively short maturity Richmond general obligation (GO) bonds also did well. The bonds issued by counties around D.C. attracted investor interest because these areas held up well as the economy slowed.

Some lower quality bonds, including bonds that rely on a local sales tax, detracted from the fund's performance. As the economy slowed and consumer spending stalled, sales tax receipts declined. Bonds issued by International Paper further hampered returns as investors worried about the impact of recession on profits in the paper industry.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Move out on the yield curve

As short-term yields declined more than intermediate- or long-term yields, short-term municipal bonds led the market. Because we did not have as much exposure as the index to short-term bonds, we gave up some performance. However, we took profits on many of the fund's short-term bonds and took advantage of the higher yields offered by intermediate and long-term bonds because we believe they offer more potential going forward.

Steady outlook for state's muni issues

We expect Virginia to remain fiscally sound, as the Commonwealth's economy benefits from a focus on government services, the military, aerospace, health care and education as well as its educated workforce and high income levels. We believe that the fund is well positioned within the Virginia municipal market with a 19% stake in high-quality county and city general obligation (GO) bonds and approximately 8% in state obligations at the end of the period. We expect to maintain a higher percentage than either the Barclays index or Lipper peer group in bonds that mature in five to 15 years because we believe that these intermediate-term bonds may offer a yield advantage over short-term issues, solid total return potential and less risk than is commonly associated with longer-term securities. At period end, the fund had about 67% of its assets invested in five- to 15-year bonds.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/09 (%)

Tax-Backed	49.9
Pool/Bond Bank	9.8
Refunded/Escrowed	8.2
Health Care	8.0
Utilities	6.9

Quality breakdown

as of 03/31/09 (%)

Aaa/AAA	41.1
Aa/AA	40.3
A	6.2
Baa/BBB	8.9
Not Rated	3.5

Maturity breakdown

as of 03/31/09 (%)

0-1 year	1.5
1-3 years	9.2
3-5 years	7.0
5-7 years	17.8
7-10 years	19.3
10-15 years	30.3
15-20 years	8.6
20-25 years	1.9
Cash and equivalents	4.4

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Investment Portfolio – Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds – 84.6%
	Par ($)	Value ($)
Education – 4.8%
Education – 4.8%
AL Public School & College Authority
Series 2007, 5.000% 12/01/11	10,215,000	11,178,887
DE University of Delaware
Series 2009 A, 2.000% 11/01/37 (a)	10,750,000	10,756,128
FL University Athletic Association, Inc.
Series 2006, LOC: SunTrust Bank 3.800% 10/01/31 (a)	3,510,000	3,610,456
GA Private Colleges & Universities Authority
Emory University, Series 2008 B, 5.000% 09/01/11	7,400,000	8,065,186
IN St. Joseph County Educational Facilities Revenue
University Notre Dame Du Lac, Series 2005, 3.875% 03/01/40 (a)	6,700,000	6,942,942
NJ Educational Facilities Authority
Princeton University, Series 2008 K, 5.000% 07/01/11	2,965,000	3,227,492
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute, Series 2002 E, 4.050% 04/01/37 (a)	2,500,000	2,522,225
PA University of Pittsburgh
Series 2007, 5.000% 08/01/10	10,125,000	10,554,806
Series 2009 A, 4.000% 09/15/10	4,720,000	4,898,038
Education Total		61,756,160
Education Total		61,756,160
Health Care – 5.4%
Hospitals – 5.3%
AZ Health Facilities Authority
Banner Health System, Series 2008 D, 5.000% 01/01/12	2,000,000	2,056,720

	Par ($)	Value ($)
CO Health Facilities Authority
Catholic Health Initiatives: Series 2008 C-4, 3.750% 10/01/41 (a)	5,000,000	5,046,200
Series 2008 C-6, 3.950% 09/01/36 (a)	4,125,000	4,156,061
Series 2008 D, 5.250% 10/01/38	2,500,000	2,601,600
IL Finance Authority
Advocate Healthcare Network, Series 2008 A3, 3.875% 11/01/30 (a)	2,250,000	2,250,000
Northwestern Memorial Hospital, Series 2009 A: 5.000% 08/15/11	2,450,000	2,589,871
5.000% 08/15/12	5,130,000	5,502,592
5.000% 08/15/13	3,500,000	3,762,430
IN Finance Authority
Ascension Health, Series 2008 E-4, 3.500% 11/15/36 (a)	5,350,000	5,436,242
IN Health Facility Financing Authority
Series 2001 A2, 3.750% 11/15/36 (a)	9,675,000	9,687,771
MA Health & Educational Facilities Authority
Caregroup Inc., Series 2008 E-2, 5.000% 07/01/12	2,500,000	2,505,750
MA Industrial Finance Agency
Massachusetts Biomedical Research Corp., Series 1989 A-2, (b) 08/01/10	5,750,000	5,629,537
MD Health & Higher Educational Facilities Authority
Johns Hopkins Hospital, Series 2008, 5.000% 05/15/42 (a)	4,450,000	4,696,664
MI Kent Hospital Financial Authority
Series 2008 A, 5.000% 01/15/47 (a)	1,300,000	1,326,676

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NV Reno Hospital
Renown Regional Medical Center Project, Series 2007 A: 5.000% 06/01/11	650,000	654,141
5.000% 06/01/12	815,000	813,484
5.000% 06/01/13	500,000	497,130
OK Development Finance Authority
Integris Baptist Medical Center, Series 2008 B, 5.000% 08/15/11	4,590,000	4,879,445
PA Allegheny County Hospital Development Authority
University of Pittsburgh Medical Center, Series 2008 A, 5.000% 09/01/11	2,600,000	2,698,228
TX Tarrant County Cultural Education Facilities Finance Corp.
Scott and White Memorial Hospital, Series 2008, 5.000% 08/15/11	1,275,000	1,320,951
Hospitals Total		68,111,493
Nursing Homes – 0.1%
CO Health Facilities Authority
Evangelical Lutheran Foundation, Series 2004 B, 3.750% 06/01/34 (a)	1,500,000	1,502,145
Nursing Homes Total		1,502,145
Health Care Total		69,613,638
Housing – 3.1%
Multi-Family – 1.8%
CO Housing Finance Authority
Series 2008 D, 4.750% 05/15/18	7,000,000	7,260,960
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001, Guarantor: FNMA 4.350% 12/01/31 (a)	3,095,000	3,255,909
IL State Housing Development Authority
Series 2006 G, 3.900% 01/01/10	1,595,000	1,612,513

	Par ($)	Value ($)
KY Housing Corp.
Clarksdale Rental III Limited, Series 2007, AMT, LOC: JPMorgan Chase Bank 4.000% 09/01/09	4,400,000	4,434,100
MA Housing Finance Agency
Series 2004 A, AMT, Insured: FSA 4.250% 07/01/10	6,630,000	6,738,865
Multi-Family Total		23,302,347
Single-Family – 1.3%
DE Housing Authority
Single Family Mortgage, Series 2008 B, 4.250% 07/01/33	6,000,000	6,001,440
VA Housing Development Authority Commonwealth Mortgage
Series 2004 A Subser A-2, AMT, 3.450% 07/01/09	2,580,000	2,589,133
Series 2004 A Subser A-3, AMT, 3.850% 04/01/10	2,400,000	2,424,432
VA Housing Development Authority
Series 2004 A, AMT: 3.700% 10/01/09	2,960,000	2,983,739
3.900% 10/01/10	2,740,000	2,781,155
Single-Family Total		16,779,899
Housing Total		40,082,246
Other – 12.2%
Other – 0.8%
OH American Municipal Power, Inc.
Series 2007 A, GTY AGMT: Goldman Sachs Group, Inc. 5.000% 02/01/10	3,000,000	2,991,630
TN Energy Acquisition Corporation
Series 2006 A, 5.000% 09/01/09	3,750,000	3,716,212
TX Municipal Gas Acquisition & Supply Corp. Il
Series 2007, 1.284% 09/15/10 (a)	2,505,000	2,238,844

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A, 5.000% 12/15/10	1,500,000	1,404,390
Other Total		10,351,076
Pool/Bond Bank – 0.7%
MI Municipal Bond Authority
Series 2002, 5.250% 06/01/09	7,500,000	7,551,675
Series 2003 A, 5.250% 06/01/10	1,900,000	1,987,020
Pool/Bond Bank Total		9,538,695
Recreation – 2.1%
CA Infrastructure & Economic Development Bank
J. Paul Getty Trust: Series 2007 A3, 1.000% 10/01/47 (a)	5,175,000	5,170,239
Series 2007 A4, 1.000% 10/01/47 (a)	2,325,000	2,326,813
OR Department of Administrative Services
Series 2002 B: Insured: FSA 5.250% 05/01/15	6,020,000	6,348,090
Insured: MBIA 5.250% 05/01/16	6,085,000	6,369,900
Series 2004 A, Insured: FSA 5.000% 04/01/11	5,010,000	5,367,564
Series 2009 A, 3.000% 04/01/11	2,000,000	2,064,100
Recreation Total		27,646,706
Refunded/Escrowed (c) – 8.4%
CA Statewide Communities Development Authority
Corporate Fund for Housing, Series 1999 A, Pre-refunded 12/01/09, 6.500% 12/01/29	11,475,000	12,186,679
GA Atlanta Airport Facilities
Series 2000 A, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	6,955,000	7,287,240

	Par ($)	Value ($)
IL Chicago Water Revenue
Series 2000, Pre-refunded 11/01/10, 5.875% 11/01/30	4,000,000	4,353,960
IL Health Facilities Authority
Riverside Health Systems, Series 2000, Pre-refunded 11/15/10, 6.850% 11/15/29	4,000,000	4,396,440
LA State
Series 2000 A, Pre-refunded 11/15/10, Insured: FGIC 5.250% 11/15/17	5,005,000	5,356,902
MI Plymouth Canton Community School District
Series 1999, Pre-refunded 05/01/09, 4.750% 05/01/14	2,475,000	2,483,984
MO State Health & Educational Facilities Authority
SSM Healthcare System, Series 2001 A, Pre-refunded 06/01/11, 5.250% 06/01/28	2,000,000	2,179,520
MS State
Capital Improvements, Series 2002, Pre-refunded 11/01/12, Insured: FGIC 5.250% 11/01/13	7,925,000	8,897,715
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 12/01/12, 6.125% 06/01/42	6,425,000	7,368,447
OH County of Hamilton
Series 2000 B, Pre-refunded 12/01/10, 5.250% 12/01/32	8,845,000	9,468,219
OK Development Finance Authority
Hillcrest Health Medical Center, Series 1999, Pre-refunded 08/15/09, 5.625% 08/15/29	15,500,000	15,924,545

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Philadelphia
Series 2001, Pre-refunded 03/15/11, Insured: FSA 5.000% 09/15/31	8,000,000	8,619,600
SC Greenville County School District
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/16	5,475,000	6,419,657
TX City of Wichita Falls
Series 2001, Pre-refunded 08/01/11, 5.375% 08/01/20	1,500,000	1,647,765
TX County of Bexar
Series 2000, Pre-refunded 08/15/10, Insured: MBIA 5.750% 08/15/22	9,915,000	10,566,019
VA Tobacco Settlement Financing Corp.
Series 2005, Refunded to Various Dates, 4.000% 06/01/13	731,000	734,501
Refunded/Escrowed Total		107,891,193
Tobacco – 0.2%
NJ Tobacco Settlement Financing Corporation
Series 2007 1-A, 4.125% 06/01/10	2,000,000	1,969,840
Tobacco Total		1,969,840
Other Total		157,397,510
Other Industrial Development Bonds – 0.2%
Water & Sewer – 0.2%
MS Business Finance Corp.
Waste Management, Inc., Series 2002, AMT, 4.400% 03/01/27 (a)	2,375,000	2,236,989
Water & Sewer Total		2,236,989
Total Other Industrial Development Bonds		2,236,989

	Par ($)	Value ($)
Resource Recovery – 0.9%
Disposal – 0.7%
MD Northeast Waste Disposal Authority
Series 2003, AMT, Insured: AMBAC 5.500% 04/01/11	8,425,000	8,676,402
Disposal Total		8,676,402
Resource Recovery – 0.2%
VA Southeastern Public Services Authority
Series 1993 A, Insured: MBIA 5.250% 07/01/10	3,000,000	3,131,760
Resource Recovery Total		3,131,760
Resource Recovery Total		11,808,162
Tax-Backed – 33.9%
Local Appropriated – 0.7%
FL Palm Beach County School Board
Series 2002 E, Insured: AMBAC 5.250% 08/01/12	7,625,000	8,220,360
SC Town of Newberry
Series 2005, 5.000% 12/01/09	600,000	606,516
Local Appropriated Total		8,826,876
Local General Obligations – 10.8%
AK North Slope Borough
Series 2000 B, Insured: MBIA (b) 06/30/11	11,850,000	11,263,188
Series 2008 A, 4.000% 06/30/10	3,695,000	3,820,445
CA Los Angeles Unified School District
Series 2007, 5.000% 07/01/10	5,015,000	5,252,561
FL Miami Dade County School District
Series 1996, Insured: MBIA 5.000% 07/15/11	5,895,000	6,273,813
GA Lowndes County School District
Series 2007, 5.000% 02/01/11	2,700,000	2,888,811

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Richmond County Board of Education
Series 2007, 5.000% 10/01/10	2,000,000	2,120,040
GA Whitfield County School District
Series 2009, 5.000% 04/01/11	3,250,000	3,481,953
HI City & County of Honolulu
Series 1993 B, 8.000% 10/01/10	7,140,000	7,862,996
IL Chicago Board Education
Series 1999 A, Insured: FGIC (b) 12/01/11	4,500,000	4,192,695
IL City of Chicago
Series 2001, Insured: FGIC 5.500% 01/01/31	2,000,000	2,160,820
KA Sedgwick County Unified School District Number 259
Series 2001, Insured: FSA 5.500% 09/01/11	5,100,000	5,618,976
MA City of Cambridge
Series 2009, 2.000% 03/15/11	2,715,000	2,772,558
MD County of Prince Georges
Series 2006, 5.000% 09/15/10	4,900,000	5,198,165
MI Kent County Refuse Disposal Systems
Series 2006 A, 5.000% 11/01/10	7,605,000	8,091,948
MO St. Louis County Rockwood School District Number R-6
Series 2001, 5.250% 02/01/11	3,500,000	3,773,245
NM Albuquerque Municipal School District Number 12
Series 2008, 4.000% 08/01/10	6,300,000	6,567,309
NV Clark County School District
Series 2003 D, Insured: MBIA 5.250% 06/15/10	4,000,000	4,156,160

	Par ($)	Value ($)
NY New York
Series 2007 E, 5.000% 08/01/10	7,045,000	7,381,328
SC Beaufort County School District
Series 2009 A, 3.000% 03/01/10	5,100,000	5,213,118
TN Sevier County Public Building Authority
Series 2009, 4.000% 06/01/11	7,500,000	7,800,825
TN Shelby County
Public Improvement, Series 2001 A, 5.000% 04/01/11	6,250,000	6,723,125
TX Denver City Independent School District
Series 2009, 2.500% 02/15/11	3,785,000	3,860,246
TX Montgomery County
Series 2006 B, SPA: DEPFA Bank, PLC 5.000% 03/01/29 (a)	2,500,000	2,600,675
TX Plano Independent School District
Series 2002, 5.000% 02/15/12	3,335,000	3,667,633
Series 2004, 5.000% 02/15/12	7,000,000	7,702,310
WA City of Seattle
Series 2009, 4.000% 05/01/11	8,655,000	9,155,172
Local General Obligations Total		139,600,115
Special Non-Property Tax – 7.0%
AR Fayetteville
Series 2005 B, Insured: MBIA 4.000% 12/01/11	6,830,000	7,277,775
CT State
Series 1991 B, 6.500% 10/01/10	3,905,000	4,211,777
Series 2001 B, 5.375% 10/01/14	15,780,000	17,035,457
FL Department of Environmental Protection
Series 2008 A, 5.000% 07/01/11	4,865,000	5,140,359

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Hurricane Catastrophe Fund
Series 2006 A, 5.000% 07/01/10	18,450,000	18,828,040
FL Pasco County School District Sales Tax Revenue
Series 2007, Insured: FSA 5.000% 10/01/10	4,500,000	4,755,825
FL St. Lucie County School District Sales Tax Revenue
Series 2006, Insured: FGIC 5.000% 10/01/09	1,000,000	1,013,260
FL St. Petersburg Public Improvement Revenue
Series 2001, Insured: MBIA 5.000% 02/01/10	3,035,000	3,108,690
LA Facilities Authority Revenue
Hurricane Recovery Program, Series 2007, Insured: AMBAC 5.000% 06/01/11	3,000,000	3,128,040
MA School Building Authority
Series 2005 A, Insured: FSA 5.000% 08/15/12	6,100,000	6,770,268
NM State
Series 2006 A, 4.000% 07/01/13	3,000,000	3,116,490
NY Local Government Assistance Corp.
Series 2001 A-1, 5.000% 04/01/11	9,300,000	9,990,525
NY New York City Transitional Finance Authority
Series 2009 A, 5.000% 11/01/11	4,830,000	5,246,346
Special Non-Property Tax Total		89,622,852
Special Property Tax – 0.1%
PR Convention Center District Authority
Hotel Occupancy, Series 2006 A, 5.000% 07/01/11	1,250,000	1,228,563
Special Property Tax Total		1,228,563

	Par ($)	Value ($)
State Appropriated – 4.9%
AZ School Facilities Board
Series 2008, 5.500% 09/01/13	8,000,000	8,675,520
KS Development Finance Authority
Series 2004 F, Insured: AMBAC 5.250% 10/01/11	2,250,000	2,417,467
KY Property & Buildings Commission
Series 2008, 5.000% 11/01/10	4,560,000	4,812,670
NJ Economic Development Authority
Series 2008 W, 5.000% 09/01/11	4,705,000	5,015,953
NY State Dormitory Authority
Mental Health Services Facilities: Series 2008 B, 4.000% 02/15/10	2,330,000	2,387,388
Series 2008 E, 5.000% 02/15/11	2,170,000	2,287,267
Series 2009, 5.000% 02/15/13	13,505,000	14,290,316
NY Thruway Authority
Series 2008, 5.000% 04/01/12	5,245,000	5,683,429
NY Urban Development Corp.
Series 2002 A, 5.500% 01/01/17 (a)	4,535,000	4,700,709
OH Major New State Infrastructure
Series 2008-1, 5.000% 06/15/12	2,200,000	2,425,280
VA Public Building Authority
Series 2008, 5.000% 08/01/11	9,000,000	9,796,050
State Appropriated Total		62,492,049
State General Obligations – 10.4%
CA Economic Recovery
Series 2004 A, Insured: MBIA 5.000% 07/01/10	9,445,000	9,858,691
Series 2008 B, 5.000% 07/01/23 (a)	7,650,000	7,972,862
CA State
Series 2004, 5.000% 04/01/11	1,850,000	1,943,018

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CT State
Series 2004 C, Insured: FGIC 5.000% 04/01/11	5,000,000	5,385,750
Series 2007, 5.000% 03/15/11	3,600,000	3,873,492
DC District of Columbia
Series 2007 C, 4.000% 06/01/10	4,025,000	4,156,014
DE State
Series 2009, 3.500% 01/01/11	9,450,000	9,875,533
FL Board of Education
Series 2003 I, 5.000% 06/01/10	9,420,000	9,877,718
Series 2005 A, 5.000% 06/01/11	4,090,000	4,396,505
GA State
Series 1994 D, 6.800% 08/01/11	3,000,000	3,386,850
LA State
Series 2005 A, Insured: MBIA 5.000% 08/01/12	10,000,000	10,804,500
MD State
Series 2004, 5.000% 02/01/11	4,750,000	5,099,647
MI State
Series 2008 A, 5.000% 05/01/12	3,670,000	3,922,533
NC State
Series 2007 A, 5.000% 03/01/11	7,500,000	8,075,475
NJ State
Series 1992 D, 6.000% 02/15/11	7,770,000	8,443,581
PA State
Series 2002, Insured: FSA 5.000% 05/01/10	10,000,000	10,483,300
TX State
Series 2008, 5.000% 10/01/10	4,275,000	4,528,935

	Par ($)	Value ($)
WA State
Series 2007 C, 5.000% 01/01/10	8,455,000	8,736,129
Series 2007 D, 4.500% 01/01/10	7,400,000	7,618,448
WV State
Series 2005, Insured: FGIC 5.000% 06/01/11	5,700,000	6,132,516
State General Obligations Total		134,571,497
Tax-Backed Total		436,341,952
Transportation – 13.6%
Air Transportation – 0.8%
OH Dayton Special Facilities
United Parcel Service, Inc. Series 1996 D, AMT, 6.200% 10/01/09	2,575,000	2,604,432
Series 1996 E, 6.050% 10/01/09	2,000,000	2,042,520
Series 1996 F, 6.050% 10/01/09	3,000,000	3,063,780
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 2001, 5.000% 09/01/09	2,310,000	2,310,093
Air Transportation Total		10,020,825
Airports – 5.2%
AZ Phoenix Civic Improvement Corp.
Series 2005 B, Insured: MBIA 5.000% 07/01/11	4,500,000	4,857,480
Series 2008 D, AMT, 5.250% 07/01/11	2,600,000	2,670,850
CO Denver City & County Airport
Series 2008 A1, AMT, 5.000% 11/15/11	5,000,000	5,129,100
DC Metropolitan Washington Airports Authority
Series 2007 B, AMT, Insured: AMBAC: 5.000% 10/01/10	7,000,000	7,186,760
5.000% 10/01/11	5,000,000	5,205,400

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Broward County Airport Systems Revenue
Series 1998 G, AMT, Insured: AMBAC 4.500% 10/01/11	3,300,000	3,322,605
FL Greater Orlando Aviation Authority
Series 2008 A, AMT, Insured: FSA 5.000% 10/01/10	5,625,000	5,765,681
FL Miami Dade County Aviation
Miami International Airport, Series 2007 D, Insured: FSA 5.000% 10/01/10	1,745,000	1,821,641
KY Louisville Regional Airport Authority
Series 2008 A, AMT, Insured: FSA 5.000% 07/01/12	2,935,000	3,009,490
MN Minneapolis - St. Paul Metropolitan Airports Commission
Series 2008 A, AMT, 5.000% 01/01/11	1,805,000	1,857,923
NV Clark County Airport
Series 2006 A, Insured: AMBAC 5.000% 07/01/10	6,750,000	6,995,565
PA Philadelphia Industrial Development Authority
Series 1998 A, AMT, Insured: FGIC: 5.250% 07/01/09	3,410,000	3,435,677
5.250% 07/01/12	5,000,000	5,053,800
Series 2001 A, AMT, Insured: FGIC 5.250% 07/01/09	4,085,000	4,115,760
WA Port of Seattle
Series 2007 B, Insured: AMBAC 5.000% 10/01/11	5,580,000	5,847,561
Airports Total		66,275,293
Ports – 0.7%
NY Port Authority of New York & New Jersey
Series 2002, AMT, 5.500% 12/15/16	3,630,000	3,780,827

	Par ($)	Value ($)
Series 2005, AMT, 3.750% 10/01/09	4,505,000	4,552,122
Ports Total		8,332,949
Toll Facilities – 2.8%
KY Turnpike Authority
Series 2004 A, Insured: FGIC 5.000% 07/01/10	5,000,000	5,252,900
LA Transportation Authority
Series 2005, 5.000% 09/01/09	5,000,000	5,082,900
NY State Thruway Authority Service Contract
Local Highway & Bridge, Series 2002, 5.500% 04/01/11	3,000,000	3,231,870
NY Triborough Bridge & Tunnel Authority
Series 1990, Insured: MBIA 6.000% 01/01/11	5,000,000	5,397,900
Series 2002, 5.250% 11/15/16	10,000,000	10,844,500
PA Turnpike Commission
Series 2007 A, Insured: AMBAC 4.000% 10/15/09	1,000,000	1,002,520
TX Transportation Commission
Series 2006, 5.000% 04/01/10	5,500,000	5,741,505
Toll Facilities Total		36,554,095
Transportation – 4.1%
DE Transportation Authority Motor Fuel Tax
Series 2008 A, 5.000% 07/01/11	3,385,000	3,669,645
IL Chicago Transit Authority
Series 2006 A, 5.000% 06/01/12	3,650,000	3,938,751
Series 2006, Insured: AMBAC 4.000% 06/01/10	6,075,000	6,241,637
IL Regional Transportation Authority
Series 1999, 5.750% 06/01/11	8,125,000	8,867,381

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Department of Transportation
Series 2003 A, 5.000% 09/01/12	8,000,000	8,962,000
NY Metropolitan Transportation Authority
Series 2005 H, 5.250% 11/15/10	6,000,000	6,267,480
Series 2008, 5.000% 11/15/16 (a)	7,350,000	7,672,077
SC Transportation Infrastructure
Series 2005 A, Insured: AMBAC 5.000% 10/01/09	3,995,000	4,061,357
TX Transportation Commission
Series 2006 A, 5.000% 04/01/12	3,000,000	3,305,490
Transportation Total		52,985,818
Transportation Total		174,168,980
Utilities – 10.5%
Investor Owned – 2.3%
AL Chatom Industrial Development Board
Series 2007 A, 4.250% 08/01/37 (a)	6,950,000	6,944,857
GA Burke County Development Authority
Georgia Power Company: Series 1994, 3.750% 10/01/32 (a)	3,600,000	3,606,048
Series 1995, 4.375% 10/01/32 (a)	2,760,000	2,791,133
LA Public Facilities Authority
Cleco Power LLC, Series 2008, 7.000% 12/01/38 (a)	4,000,000	4,007,440
NH Business Finance Authority
United Illuminating Co.: Series 2009 A, 6.875% 12/01/29 (a)	2,000,000	2,015,160
Series 2009, 7.125% 07/01/27 (a)	4,000,000	4,006,520
OH Hamilton County Local District
Cinergy Corp., Series 1998, AMT, 4.600% 06/01/23 (a)	5,000,000	5,010,800

	Par ($)	Value ($)
TX Titus County Fresh Water Supply District
Southwestern Electric Power Co., Series 2008, 4.500% 07/01/11	1,000,000	990,040
Investor Owned Total		29,371,998
Joint Power – 1.6%
GA Municipal Electric Authority
Series 2008 A, 5.000% 01/01/12	2,000,000	2,128,160
UT Intermountain Power Agency
Series 2008 A, 5.250% 07/01/11	7,000,000	7,442,260
Series 2009 A, 5.000% 07/01/13	10,000,000	10,752,700
Joint Power Total		20,323,120
Municipal Electric – 3.4%
FL City of Palm Bay
Series 2002, Insured: FSA 5.250% 10/01/09	320,000	326,848
FL Kissimmee Utility Authority
Series 2001 B, Insured: AMBAC 5.000% 10/01/14	7,195,000	7,649,508
NY Long Island Power Authority
Series 2003 B, 5.250% 06/01/13	4,250,000	4,524,635
TX San Antonio Electric & Gas Systems
Series 2006 A, 5.000% 02/01/10	5,000,000	5,178,400
WA City of Seattle Municipal Light and Power
Series 2004, 5.000% 08/01/15	6,000,000	6,614,520
WA Energy Northwest
Series 1992 A, 6.300% 07/01/12	9,000,000	10,266,480
Series 2001, 5.500% 07/01/17	8,800,000	9,407,816
Municipal Electric Total		43,968,207
Water & Sewer – 3.2%
CA City of Los Angeles
Series 2009 A, 5.000% 06/01/12	6,040,000	6,613,256

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Orlando Utilities Commission Water & Electric
Series 2008, 3.500% 10/01/25 (a)	8,000,000	8,228,320
FL Reedy Creek Improvement District Utilities
Series 2004 2, 5.250% 10/01/10	3,000,000	3,125,400
Series 2005 2, Insured: AMBAC 5.000% 10/01/10	2,500,000	2,588,200
NM Albuquerque Bernalillo County Water Utility Authority
Series 2009 A1, 5.000% 07/01/13	2,000,000	2,223,380
TX Dallas Waterworks & Sewer Systems Revenue
Series 2007, Insured: AMBAC 5.000% 10/01/12	5,000,000	5,580,950
TX Houston Water & Sewer System
Series 1991 C, Insured: AMBAC (b) 12/01/11	5,000,000	4,745,350
TX Trinity River Wastewater Authority
Series 2008, 5.000% 08/01/10	6,150,000	6,479,886
WA King County Sewer Revenue
Series 2002 B, Insured: FSA 5.500% 01/01/14	2,000,000	2,170,080
Water & Sewer Total		41,754,822
Utilities Total		135,418,147
Total Municipal Bonds (cost of $1,068,668,862)		1,088,823,784
	Shares
Investment Company – 4.8%
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%) (d)(e)	61,213,000	61,213,000
Total Investment Company (cost of $61,213,000)		61,213,000

Short-Term Obligations – 13.9%
	Par ($)	Value ($)
Variable Rate Demand Notes (f) – 13.9%
CA San Francisco City & County Public Utilities Commission
Series 2003, SPA: Wachovia Bank N.A. 2.030% 10/01/22	10,000,000	10,000,000
GA Cobb County Kennestone Hospital Authority
Wellstar Health System, Series 2005, LOC: SunTrust Bank 0.540% 04/01/40	11,000,000	11,000,000
IL Central Lake County Joint Action Water Agency
Series 2003, SPA: Wachovia Bank N.A. 1.050% 05/01/20 (g)	15,960,000	15,960,000
IL Chicago Board of Education
Series 2008, LIQ FAC: JPMorgan Chase Bank 0.760% 06/01/16	8,890,000	8,890,000
IN Indianapolis Local Public Improvement Bond Bank
Series 2008 C-1, AMT, SPA: Dexia 2.500% 01/01/37	10,000,000	10,000,000
MS State
Series 2003 E, SPA: Dexia Credit Local 2.000% 11/01/23	18,925,000	18,925,000
NC Charlotte Mecklenburg Hospital Authority
Mercy Hospital, Series 2007 G, Insured: FSA , LOC: Dexia Credit Local 2.650% 01/15/41	15,000,000	15,000,000
NJ Building Authority
Putters, Series 1999, LIQ FAC: JPMorgan & Co. 0.840% 06/15/13	13,000,000	13,000,000
NY State Thruway Authority
Series 2007, LIQ FAC: Citigroup Financial Products 1.000% 01/01/32	25,000,000	25,000,000

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2009

Short-Term Obligations (continued)
	Par ($)	Value ($)
NY State
Series 2000 B, LOC: Dexia Credit Local 3.100% 03/15/30	14,815,000	14,815,000
PA Public School Building Authority
PUTTERS, Series 2007, LOC: JPMorgan Chase Bank, N.A. 0.840% 12/01/14	11,980,000	11,980,000
PA Turnpike Commission
Series 2006 B, SPA: Wachovia Bank N.A. 1.050% 07/15/23	9,900,000	9,900,000
WA City of Tacoma
Series 2003, SPA: Wachovia Bank N.A. 2.050% 12/01/24	15,000,000	15,000,000
Total Variable Rate Demand Notes		179,470,000
Total Short-Term Obligations (cost of $179,470,000)		179,470,000
Total Investments – 103.3% (cost of $1,309,351,862) (h)		1,329,506,784
Other Assets & Liabilities, Net – (3.3)%		(41,971,142)
Net Assets – 100.0%		1,287,535,642

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$61,213,000	$–
Level 2 – Other Significant Observable Inputs	1,268,293,784	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$1,329,506,784	$–

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(b)  Zero coupon bond.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Investments in affiliates during the year ended March 31, 2009:
Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%)

Shares as of 03/31/08:	9,000
Shares purchased:	884,370,308
Shares sold:	(823,166,308)
Shares as of 03/31/09:	61,213,000
Net realized gain/loss:	$–
Dividend income earned:	$463,525
Value at end of period:	$61,213,000

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates changes periodically and the interest rates shown reflect the rates as of March 31, 2009.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, this security, which is not illiquid, amounted to $15,960,000, which represents 1.2% of net assets.

(h)  Cost for federal income tax purposes is $1,309,339,150.

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	33.9
Transportation	13.6
Other	12.2
Utilities	10.5
Health Care	5.4
Education	4.8
Housing	3.1
Resource Recovery	0.9
Other Industrial Development Bonds	0.2
84.6
Investment Company	4.8
Short Term Obligations	13.9
Other Assets & Liabilities, Net	(3.3)
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GTY AGMT	Guaranty Agreement

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PUTTERS	Puttable Tax Exempt Receipts

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds – 96.9%
	Par ($)	Value ($)
Education – 5.5%
Education – 5.5%
CA Educational Facilities Authority
Pitzer College, Series 2005 A: 5.000% 04/01/25	1,270,000	1,172,477
University of Redlands, 5.000% 10/01/25	1,250,000	1,152,187
Pomona College, Series 2009 A, 5.000% 01/01/24 (a)	1,175,000	1,236,041
CA Public Works Board
University of California, Series 2005 C, 5.000% 04/01/16	1,000,000	1,091,000
Series 2005 D, 5.000% 05/01/15	1,000,000	1,107,320
California State University, Series 2006 A, Insured: FGIC 5.000% 10/01/16	1,000,000	1,016,690
CA University of California
Series 2009 A, 5.250% 11/01/22	2,500,000	2,589,000
Series 2009 O, 5.000% 05/15/20	1,000,000	1,075,620
PR University of Puerto Rico
Commonwealth of Puerto Rico, Series 2006 Q, 5.000% 06/01/12	1,000,000	977,920
Education Total		11,418,255
Education Total		11,418,255
Health Care – 6.5%
Continuing Care Retirement – 0.4%
CA Health Facilities Financing Authority
Nevada Methodist Homes, Series 2006, 5.000% 07/01/26	1,000,000	875,790
Continuing Care Retirement Total		875,790
Hospitals – 6.1%
CA Loma Linda
Loma Linda, University Medical Center, Series 2005: 5.000% 12/01/16	2,000,000	1,750,440
5.000% 12/01/18	2,000,000	1,699,620
5.000% 12/01/22	1,000,000	766,380

	Par ($)	Value ($)
CA Municipal Finance Authority
Community Hospitals of Central California, Series 2013, 5.000% 02/01/13	1,150,000	1,107,623
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center, Series 1997 B, Insured: MBIA 4.875% 07/01/22	1,500,000	1,306,065
CA Statewide Communities Development Authority
Adventist Health System/West, Series 2005 A, 5.000% 03/01/17	1,000,000	992,230
John Muir Health, Series 2006 A, 5.000% 08/15/17	3,000,000	3,042,300
Kaiser Foundation Health Plan, Series 2004 E, 3.875% 04/01/32 (b)	2,000,000	2,022,040
Hospitals Total		12,686,698
Health Care Total		13,562,488
Housing – 0.4%
Single-Family – 0.4%
CA Department of Veteran Affairs
Series 2006, 4.500% 12/01/23	1,000,000	926,110
Single-Family Total		926,110
Housing Total		926,110
Industrials – 0.2%
Oil & Gas – 0.2%
CA Roseville Natural Gas Financing Authority
Series 2007, 5.000% 02/15/11	500,000	472,475
Oil & Gas Total		472,475
Industrials Total		472,475

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 6.8%
Other – 3.6%
CA Infrastructure & Economic Development Bank
California Science Center, Series 2006 B, Insured: FGIC: 5.000% 05/01/22	1,360,000	1,316,806
5.000% 05/01/23	1,240,000	1,189,098
J. Paul Getty Trust, Series 2007 A-1, 2.500% 10/01/47 (b)	1,950,000	1,954,427
CA Statewide Communities Development Authority
Series 2003, 5.000% 07/01/13	1,000,000	1,121,180
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/16	2,000,000	1,823,740
Other Total		7,405,251
Refunded/Escrowed (c) – 1.7%
CA Health Facilities Finance Authority
Cedars-Sinai Medical Center, Series 1999 A, Pre-refunded 12/01/09, 6.125% 12/01/19	1,000,000	1,045,870
CA Lucia Mar Unified School District
Series 2004 A, Pre-refunded 08/01/14, Insured: FGIC 5.250% 08/01/20	1,230,000	1,430,896
CA Orange County Water District
Series 2003 B, Pre-refunded 08/15/13, Insured: MBIA 5.375% 08/15/17	650,000	751,718
CA Department of Water Resources
Series 2001, Escrowed to Maturity, Insured: AMBAC 5.500% 12/01/09	5,000	5,170
Series 2003 Y, Escrowed to Maturity, Insured: FGIC 5.000% 12/01/10	15,000	16,050

	Par ($)	Value ($)
CA Statewide Communities Development Authority
Series 1999, Escrowed to Maturity, 6.000% 07/01/09	330,000	334,581
Refunded/Escrowed Total		3,584,285
Tobacco – 1.5%
CA County Tobacco Securitization Agency
Los Angeles County, Series 2006, (d) 06/01/21 (5.250% 12/01/10)	1,000,000	641,430
CA Golden State Tobacco Securitization Corp.
Series 2005 A, Insured: AMBAC 5.000% 06/01/14	1,250,000	1,264,263
Series 2007 A-1, 5.000% 06/01/33	1,000,000	576,460
CA Tobacco Securitization Authority of Southern California
San Diego County Tobacco, Series 2006 A1, 5.000% 06/01/37	1,000,000	515,700
Tobacco Total		2,997,853
Other Total		13,987,389
Resource Recovery – 0.5%
Resource Recovery – 0.5%
CA Los Angeles Sanitation Equipment
Series 2005, Insured: FGIC 5.000% 02/01/13	1,000,000	1,098,500
Resource Recovery Total		1,098,500
Resource Recovery Total		1,098,500
Tax-Backed – 46.4%
Local Appropriated – 6.8%
CA Anaheim Public Financing Authority
Series 1997 C, Insured: FSA 6.000% 09/01/11	1,000,000	1,096,630

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA County of Riverside Certificates of Participation
Series 2005 A, Insured: FGIC 5.000% 11/01/17	1,465,000	1,536,565
CA County of San Diego Certificates of Participation
Series 2001, Insured: AMBAC 5.000% 11/01/11	1,000,000	1,053,310
CA Kings River Conservation District
Series 2004, 5.000% 05/01/14	3,135,000	2,930,127
CA Los Angeles Community Redevelopment Agency
Series 2005, Insured: AMBAC 5.000% 09/01/15	1,095,000	1,142,972
CA Los Angeles County Capital Asset Leasing Corp.
Series 2002 B, Insured: AMBAC 6.000% 12/01/12	1,000,000	1,110,360
CA Oakland Joint Powers Financing Authority
Series 2008 B, Insured: AGO 5.000% 08/01/22	2,000,000	2,050,100
CA Sacramento City Financing Authority
Series 2006, Insured: AMBAC 5.250% 12/01/22	1,000,000	1,058,460
CA San Mateo County Joint Powers Financing Authority
Series 2008 A, 5.000% 07/15/20	435,000	461,374
CA Santa Clara County Financing Authority
Series 1998 A, Insured: AMBAC 4.500% 05/15/12	1,075,000	1,087,911
CA Vista Certificates of Participation
Series 2007, Insured: MBIA 4.750% 05/01/21	750,000	713,760
Local Appropriated Total		14,241,569

	Par ($)	Value ($)
Local General Obligations – 23.6%
CA Antelope Valley Community College District
Series 2007, Insured: MBIA 5.250% 08/01/20	500,000	534,135
CA Beverly Hills Unified School District
Series 2009, (e) 08/01/24	3,500,000	1,563,275
CA Center Community College District
Series 2004 A, Insured: MBIA 5.250% 08/01/22	965,000	1,030,967
CA Central Valley School District Financing Authority
Series 1998 A, Insured: MBIA 6.150% 08/01/09	1,000,000	1,012,250
CA Compton Community College District
Series 2004 A, Insured: MBIA 5.250% 07/01/17	1,330,000	1,356,148
CA Culver City School Facilities Financing Authority
Series 2005, 5.500% 08/01/23	1,490,000	1,638,255
CA Desert Sands Unified School District
Series 2006, Insured: AMBAC (e) 06/01/16	1,000,000	737,400
CA East Bay Municipal Utility District
Series 2003 F, Insured: AMBAC 5.000% 04/01/15	1,000,000	1,085,470
CA East Side Union High School District Santa Clara County
Series 2006, Insured: FSA 5.250% 09/01/20	1,280,000	1,380,710

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Foothill-De Anza Community College District
Series 2002, Insured: FGIC 5.000% 08/01/14	975,000	1,055,974
Series 2005, Insured: FGIC: 5.250% 08/01/18	1,000,000	1,109,840
5.250% 08/01/21	1,000,000	1,076,330
CA Los Angeles Unified School District
Series 2006 G, Insured: AMBAC 5.000% 07/01/20	1,000,000	1,033,070
CA Los Angeles
Series 2004 A, Insured: MBIA 4.000% 09/01/13	1,000,000	1,078,410
CA Los Gatos Joint Union High School District
Series 2005, Insured: FSA 5.000% 12/01/17	2,000,000	2,150,880
CA Pajaro Valley Unified School District
Series 2005, Insured: FSA 5.250% 08/01/18	1,535,000	1,678,139
CA Palomar Pomerado Health
San Diego County, Series 2007 A, Insured: MBIA (e) 08/01/19	2,500,000	1,396,150
CA Pasadena Area Community College District
Series 2006 C, Insured: AMBAC (e) 08/01/11	2,000,000	1,909,820
CA Rancho Santiago Community College District
Series 2005, Insured: FSA 5.250% 09/01/19	1,000,000	1,106,500
CA Rescue Unified School District
Series 2005, Insured: MBIA (e) 09/01/26	1,100,000	377,234

	Par ($)	Value ($)
CA San Bernardino Community College District
Series 2005, Insured: FSA 5.000% 08/01/17	3,000,000	3,310,290
CA San Diego Community College District
Series 2005, Insured: FSA (e) 05/01/15	1,000,000	827,350
CA San Mateo County Community College District
Series 2006 A, Insured: MBIA (e) 09/01/15	1,000,000	799,900
CA San Mateo Foster City School Facilities Financing Authority
Series 2005, Insured: FSA: 4.000% 08/15/12	1,000,000	1,074,030
5.500% 08/15/19	2,000,000	2,278,820
CA San Ramon Valley Unified School District
Series 2004, Insured: FSA 5.250% 08/01/16	1,800,000	1,971,396
CA Santa Ana Unified School District
Series 2008 A, (e) 08/01/20	3,250,000	1,799,817
CA Saugus Union School District
Series 2006, Insured: MBIA 5.250% 08/01/21	1,000,000	1,045,530
CA Simi Valley School Financing Authority
Series 2007, Insured: FSA: 5.000% 08/01/18	1,045,000	1,150,650
5.000% 08/01/23	2,405,000	2,483,860
CA South San Francisco School District
Series 2006, Insured: MBIA 5.250% 09/15/20	1,000,000	1,083,600
CA Southwestern Community College District
Series 2005, Insured: FGIC 5.250% 08/01/17	1,230,000	1,377,194

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Ventura County Community College District
Series 2005 B, Insured: MBIA 5.000% 08/01/18	1,000,000	1,086,950
CA West Contra Costa Unified School District
Series 2005, Insured: FGIC (e) 08/01/17	1,000,000	684,890
CA William S. Hart Union High School District
Series 2005 B, Insured: FSA (e) 09/01/22	2,000,000	935,160
CA Yosemite Community College District
Series 2005 A, Insured: FGIC 5.000% 08/01/16	2,505,000	2,742,299
Local General Obligations Total		48,962,693
Special Non-Property Tax – 1.1%
CA Napa County Flood Protection & Watershed Improvement Authority
Series 2005, Insured: AMBAC 4.500% 06/15/12	1,000,000	1,072,940
CA Orange County Local Transportation Authority
Series 1992, Insured: AMBAC 6.200% 02/14/11	1,150,000	1,163,432
Special Non-Property Tax Total		2,236,372
Special Property Tax – 4.5%
CA Culver City Redevelopment Finance Authority
Series 1993, Insured: AMBAC 5.500% 11/01/14	2,025,000	2,079,108
CA Indian Wells Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.000% 09/01/14	450,000	459,499
CA Long Beach Bond Finance Authority
Series 2002 B, Insured: AMBAC 5.500% 11/01/19	1,070,000	1,066,555

	Par ($)	Value ($)
CA Los Angeles Municipal Improvement Corp.
Series 2002 G, Insured: MBIA 5.250% 09/01/13	1,500,000	1,658,865
CA Oakland Redevelopment Agency
Series 1992, Insured: AMBAC 5.500% 02/01/14	3,060,000	3,109,817
CA Redwood City Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.250% 07/15/13	1,000,000	1,046,390
Special Property Tax Total		9,420,234
State Appropriated – 3.5%
CA Bay Area Infrastructure Financing Authority
Series 2006, Insured: FGIC 5.000% 08/01/17	2,000,000	2,064,240
CA Public Works Board
Series 2005 A, 5.000% 06/01/15	1,200,000	1,237,596
Series 2006 A, 5.000% 04/01/28	1,000,000	888,580
CA San Francisco Building Authority
Series 2005 A, 5.000% 12/01/12	3,000,000	3,175,170
State Appropriated Total		7,365,586
State General Obligations – 6.9%
CA State
Series 2004 A, Insured: FGIC 5.250% 07/01/14	1,000,000	1,086,710
Series 2005, 5.000% 06/01/11	2,000,000	2,107,480
Series 2007: 4.500% 08/01/26	1,000,000	865,100
5.000% 08/01/18	3,750,000	3,833,625
Series 2009, 5.625% 04/01/26 (a)	2,000,000	2,002,280
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	1,000,000	931,070
Series 2004 A, 5.250% 07/01/19	1,000,000	882,750

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2007 A, Insured: FGIC 5.500% 07/01/21	1,500,000	1,320,135
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J, Insured: AMBAC 5.000% 07/01/36 (b)	1,255,000	1,209,381
State General Obligations Total		14,238,531
Tax-Backed Total		96,464,985
Transportation – 2.8%
Airports – 2.3%
CA Sacramento County Airport Systems
Series 2008 A, Insured: FSA 5.000% 07/01/23	1,000,000	1,016,590
CA San Francisco City & County Airports Commission
Series 2003 B, Insured: FGIC 5.250% 05/01/13	2,000,000	2,140,220
Series 2008 34-D, Insured: AGO 5.000% 05/01/18	500,000	538,935
CA San Jose Airport
Series 2007, Insured: AMBAC 5.000% 03/01/22	1,000,000	969,420
Airports Total		4,665,165
Transportation – 0.5%
CA Department of Transportation
Series 2004 A, Insured: FGIC, 4.500% 02/01/13	1,000,000	1,073,020
Transportation Total		1,073,020
Transportation Total		5,738,185
Utilities – 27.8%
Independent Power Producers – 1.5%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/15	3,000,000	3,198,540
Independent Power Producers Total		3,198,540

	Par ($)	Value ($)
Joint Power Authority – 6.0%
CA M S R Public Power Agency
Series 2008 L, Insured: FSA 5.000% 07/01/21	3,500,000	3,681,020
CA Southern California Public Power Authority
Series 1989, 6.750% 07/01/13	3,000,000	3,526,800
Series 2005 A, Insured: FSA 5.000% 01/01/18	2,000,000	2,138,700
Series 2008 A, 5.000% 07/01/22	2,000,000	2,037,680
Series 2008 B, 6.000% 07/01/27	1,000,000	1,043,880
Joint Power Authority Total		12,428,080
Municipal Electric – 12.9%
CA Anaheim Public Financing Authority
Series 1999, Insured: AMBAC 5.000% 10/01/13	1,500,000	1,637,820
CA Department of Water Resources
Series 2002 A, 6.000% 05/01/13	2,375,000	2,615,516
Series 2002 G 11, 5.000% 05/01/18	2,000,000	2,125,460
Series 2008, 5.000% 05/01/17	1,000,000	1,072,520
CA Imperial Irrigation District
Series 2008, 5.250% 11/01/21	2,500,000	2,636,200
CA Los Angeles Department of Water & Power
Series 2001 A, Insured: MBIA 5.250% 07/01/15	1,300,000	1,390,233
Series 2003 A Sub-Series A-1, Insured: MBIA 5.000% 07/01/14	1,000,000	1,097,200
Series 2007 A Sub-Series A-1, Insured: AMBAC 5.000% 07/01/19	1,000,000	1,081,670
CA Modesto Irrigation District
Series 2001 A, Insured: FSA 5.250% 07/01/18	1,185,000	1,245,850

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Northern California Power Agency
Series 2008 1C, Insured: AGO 5.000% 07/01/22	3,000,000	3,088,230
CA Riverside Electric Revenue
Series 2008 D, Insured: FSA 5.000% 10/01/23	1,000,000	1,030,350
CA Sacramento Municipal Utility District
Series 2008 U, Insured: FSA 5.000% 08/15/21	2,500,000	2,582,800
Series 2006, Insured: MBIA 5.000% 07/01/15	1,000,000	977,900
CA Walnut Energy Center Authority
Series 2004 A, Insured: AMBAC 5.000% 01/01/16	2,055,000	2,179,471
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 AA, Insured: MBIA 6.250% 07/01/10	2,000,000	2,051,500
Municipal Electric Total		26,812,720
Water & Sewer – 7.4%
CA Clovis Public Financing Authority
Series 2007, Insured: AMBAC 5.000% 08/01/21	1,000,000	985,730
CA Fresno
Series 2008 A, Insured: AGO 5.000% 09/01/23	1,000,000	1,030,250
CA Kern County Water Agency Improvement District No. 004
Series 2008 A, Insured: AGO 5.000% 05/01/22	2,020,000	2,070,904
CA Los Angeles Waste Water System Authority
Series 2009 A, 5.750% 06/01/25	2,000,000	2,134,700

	Par ($)	Value ($)
CA Metropolitan Water District of Southern California
Series 2008 B, 5.000% 07/01/22	2,500,000	2,682,550
CA Rancho Water District Financing Authority
Series 2001 A, Insured: FSA 5.500% 08/01/10	1,000,000	1,055,650
CA Sacramento County Sanitation District
Series 2006, Insured: FGIC 5.000% 12/01/17	1,000,000	1,090,400
CA Sacramento County Water Financing Authority
Series 2007 A, Insured: FGIC 5.000% 06/01/18	2,000,000	2,127,020
CA San Diego Public Facilities Financing Authority
Series 1995, Insured: FGIC 5.200% 05/15/13	1,000,000	1,001,960
CA San Francisco City & County Public Utilities Commission
Series 2003 A, Insured: MBIA 5.000% 10/01/13	1,000,000	1,082,230
Water & Sewer Total		15,261,394
Utilities Total		57,700,734
Total Municipal Bonds (cost of $204,913,858)		201,369,121

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

Municipal Preferred Stock – 0.7%
	Shares	Value ($)
Housing – 0.7%
Multi-Family – 0.7%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2, 4.900% 06/30/49 (f)	2,000,000	1,403,500
Multi-Family Total		1,403,500
Housing Total		1,403,500
Total Municipal Preferred Stock (cost of $2,000,000)		1,403,500
Investment Company – 3.5%
	Shares
Columbia California Tax-Exempt Reserves, Trust Class (7 day yield of 0.390%) (g)(h)	7,259,000	7,259,000
Total Investment Company (cost of $7,259,000)		7,259,000
Short-Term Obligation – 0.5%
	Par ($)
Variable Rate Demand Note (i) – 0.5%
CA Department of Water Resources
Power Supply Revenue, Series 2002 B-1, LOC: Bank of New York, LOC: California State Teachers' Retirement System 0.250% 05/01/22	1,100,000	1,100,000
Variable Rate Demand Note Total		1,100,000
Total Short-Term Obligation (cost of $1,100,000)		1,100,000
Total Investments – 101.6% (cost of $215,272,858) (j)		211,131,621
Other Assets & Liabilities, Net – (1.6)%		(3,415,586)
Net Assets – 100.0%		207,716,035

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$7,259,000	$–
Level 2 – Other Significant Observable Inputs	203,872,621	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$211,131,621	$–

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Zero coupon bond.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, this security, which is not illiquid, amounted to $1,403,500, which represents 0.7% of net assets.

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(h)  Investments in affiliates during the year ended March 31, 2009:
Security name: Columbia California Tax-Exempt Reserves, Trust Class (7 day yield of 0.390%)

Shares as of 03/31/08:	–
Shares purchased:	27,345,037
Shares sold:	(20,086,037)
Shares as of 03/31/09:	7,259,000
Net realized gain (loss):	$–
Dividend income earned:	$6,217
Value at end of period:	$7,259,000

(i)  Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rates as of March 31, 2009.

(j)  Cost for federal income tax purposes is $215,234,943.

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2009

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	46.4
Utilities	27.8
Other	6.8
Health Care	6.5
Education	5.5
Transportation	2.8
Housing	1.1
Resource Recovery	0.5
Industrials	0.2
97.6
Investment Company	3.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(1.6)
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds – 93.5%
	Par ($)	Value ($)
Education – 9.8%
Education – 9.7%
GA Athens Housing Authority
University of Georgia – East Campus Housing, Series 2002, Insured: AMBAC 5.250% 12/01/19	1,150,000	1,202,785
GA Bleckley & Dodge
Middle Georgia College, Series 2008, 5.000% 07/01/21	1,260,000	1,230,592
GA Bulloch County Development Authority
Georgia Southern University Student Housing, Series 2008, Insured: AGO 5.250% 07/01/20	1,000,000	1,095,790
GA Cobb County Development Authority
Kennesaw State University Foundation, Series 2004, Insured: MBIA 5.000% 07/15/19	1,870,000	1,982,013
GA DeKalb Newton & Gwinnett Counties Joint Development Authority
GGC Foundation LLC, Series 2009, 5.500% 07/01/24	2,500,000	2,454,250
GA Private Colleges & Universities Authority
Spelman College, Series 2003, 5.250% 06/01/19	2,250,000	2,376,562
GA South Regional Joint Development Authority
Valdosta State University Auxiliary Services, Series 2008, Insured: AGO 5.000% 08/01/23	1,125,000	1,134,360
PR Commonwealth of Puerto Rico University of Puerto Rico
Series 2006 Q, 5.000% 06/01/12	1,000,000	977,920
Education Total		12,454,272

	Par ($)	Value ($)
Prep School – 0.1%
GA Gainesville Redevelopment Authority
Riverside Military Academy Project, Series 2007, 5.125% 03/01/27	250,000	153,228
Prep School Total		153,228
Education Total		12,607,500
Health Care – 5.0%
Hospitals – 5.0%
GA Chatham County Hospital Authority
Memorial Health University Medical Center, Series 2004 A, 5.375% 01/01/26	1,000,000	722,680
Memorial Medical Center, Series 2001 A, 6.125% 01/01/24	2,500,000	2,034,600
GA Clayton County Hospital Authority
Good Samaritan Community, Series 1998 A, Insured: MBIA 5.250% 08/01/09	1,060,000	1,064,441
GA Savannah Hospital Authority
St. Joseph's Candler Health Systems, Series 1998 A, Insured: FSA: 5.250% 07/01/11	1,225,000	1,239,149
5.250% 07/01/12	1,310,000	1,324,554
Hospitals Total		6,385,424
Health Care Total		6,385,424
Housing – 7.0%
Multi-Family – 6.9%
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001, Guarantor: FNMA 4.350% 12/01/31 (a)	3,550,000	3,734,564
GA Cobb County Development Authority
Kennesaw State University Foundation, Series 2004 A, Insured: MBIA 5.250% 07/15/19	2,000,000	2,146,180

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Kennesaw State University Foundation, Series 2007 A, Insured: AMBAC 5.250% 07/15/27	3,000,000	2,500,650
GA Lawrenceville Housing Authority
Knollwood Park LP, Series 1997, AMT, Guarantor: FNMA 6.250% 12/01/29 (a)	490,000	493,401
Multi-Family Total		8,874,795
Single-Family – 0.1%
GA Housing & Finance Authority
Series 1998 B-3, Insured: FHA 4.400% 06/01/17	145,000	146,180
Single-Family Total		146,180
Housing Total		9,020,975
Industrials – 3.2%
Forest Products & Paper – 2.0%
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	3,000,000	2,528,310
Forest Products & Paper Total		2,528,310
Oil & Gas – 1.2%
GA Main Street Natural Gas, Inc.
Series 2007 A: 5.250% 09/15/18	1,000,000	713,590
5.250% 09/15/19	1,250,000	870,488
Oil & Gas Total		1,584,078
Industrials Total		4,112,388
Other – 7.2%
Refunded/Escrowed (b) – 7.2%
GA Atlanta Airport Facilities
Series 2000 A, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/30	3,000,000	3,143,310
GA Forsyth County School District
Series 1999, Pre-refunded 02/01/10, 6.000% 02/01/15	2,000,000	2,128,480

	Par ($)	Value ($)
GA Gainesville & Hall County Hospital Authority
Northeast Georgia Health System, Inc., Series 2001, Pre-refunded 05/15/11, 5.000% 05/15/15	1,000,000	1,080,050
GA Gwinnett County Development Authority
Series 2004, Pre-refunded 01/01/14, Insured: MBIA 5.250% 01/01/15	2,000,000	2,293,080
GA Metropolitan Atlanta Rapid Transit Authority
Series 1983 D, Escrowed to Maturity, 7.000% 07/01/11	540,000	611,507
Refunded/Escrowed Total		9,256,427
Other Total		9,256,427
Tax-Backed – 27.8%
Local Appropriated – 2.4%
GA Atlanta Public Safety & Judicial Facilities Authority
Series 2006, Insured: FSA 5.000% 12/01/17	1,310,000	1,452,030
GA East Point Building Authority
Series 2000,
Insured: FSA (c) 02/01/18	2,490,000	1,564,716
Local Appropriated Total		3,016,746
Local General Obligations – 15.9%
GA Atlanta Solid Waste Management Authority
Series 2008, Insured: FSA 5.000% 12/01/17	795,000	890,893
GA Barrow County School District
Series 2006, 5.000% 02/01/14	1,000,000	1,129,210
GA Chatham County School District
Series 2002, Insured: FSA 5.250% 08/01/14	1,000,000	1,152,770

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2004, Insured: FSA 5.250% 08/01/19	2,000,000	2,334,840
GA College Park Business & Industrial Development Authority
Series 2005, Insured: AMBAC 5.250% 09/01/19	3,230,000	3,507,748
GA Douglas County School District
Series 2007, Insured: FSA 5.000% 04/01/18	1,500,000	1,700,895
5.000% 04/01/21	2,000,000	2,188,040
5.000% 04/01/23	1,500,000	1,606,395
GA Fulton County School District
Series 1998, 5.375% 01/01/17	1,390,000	1,614,624
GA Gwinnett County School District
Series 2008: 5.000% 02/01/17	1,000,000	1,157,550
5.000% 02/01/22	1,000,000	1,098,330
GA Lowndes County
Series 2008, Insured: FSA 5.000% 04/01/14	1,000,000	1,127,600
MI Detroit
Series 2001 B, Insured: MBIA 5.375% 04/01/14	1,000,000	965,260
Local General Obligations Total		20,474,155
Special Non-Property Tax – 5.1%
GA Cobb-Marietta County Coliseum & Exhibit Hall Authority
Series 2005, Insured: MBIA 5.250% 10/01/19	2,430,000	2,610,014
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 N, Insured: MBIA 6.250% 07/01/18	2,000,000	2,294,000
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2006 B, 5.000% 07/01/20	2,000,000	1,700,920
Special Non-Property Tax Total		6,604,934

	Par ($)	Value ($)
Special Property Tax – 1.2%
GA Atlanta Tax Allocation
Atlantic Station Project, Series 2007, Insured: AGO 5.250% 12/01/20	1,545,000	1,574,726
Special Property Tax Total		1,574,726
State General Obligations – 3.2%
GA Georgia State
Series 2007 G, 5.000% 12/01/20	2,000,000	2,233,120
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	1,825,000	1,829,909
State General Obligations Total		4,063,029
Tax-Backed Total		35,733,590
Transportation – 3.8%
Toll Facilities – 3.8%
GA State Road & Tollway Authority
Series 2006, Insured: MBIA 5.000% 06/01/16	3,405,000	3,868,829
Series 2009 A, 5.000% 06/01/21	1,000,000	1,057,190
Toll Facilities Total		4,926,019
Transportation Total		4,926,019
Utilities – 29.7%
Investor Owned – 3.1%
GA Appling County Development Authority
Georgia Power Company, Series 2006, Insured: AMBAC 4.400% 07/01/16	1,000,000	1,008,430
GA Monroe County Development Authority
Georgia Power Company, Series 1995, 4.500% 07/01/25 (a)	2,000,000	2,007,020

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
IN Jasper County Indiana
Northern Indiana Public Service Company, Series 1988 A, Insured: MBIA 5.600% 11/01/16	1,000,000	980,920
Investor Owned Total		3,996,370
Joint Power Authority – 6.9%
GA Monroe County Development Authority
Oglethorpe Power Corp., Series 1992, 6.800% 01/01/12	1,000,000	1,094,760
GA Municipal Electric Authority
Series 1998 A, Insured: MBIA 5.250% 01/01/13	1,000,000	1,079,190
Series 2008 A, 5.250% 01/01/21	1,395,000	1,459,714
Series 2008 D, 6.000% 01/01/23	1,000,000	1,068,660
Power Revenue Bonds, Series 1992 B, Insured: MBIA 6.375% 01/01/16	2,000,000	2,280,940
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	1,918,520
Joint Power Authority Total		8,901,784
Water & Sewer – 19.7%
GA Augusta Water & Sewer
Series 2007, Insured: FSA: 5.000% 10/01/21	1,000,000	1,068,680
5.000% 10/01/22	2,000,000	2,114,920
GA Cherokee County Water & Sewer Authority
Series 1993, Insured: MBIA 5.300% 08/01/09	95,000	95,412
GA Columbus County Water & Sewer
Series 2003, Insured: FSA 5.250% 05/01/13	1,220,000	1,380,491

	Par ($)	Value ($)
Series 2007, Insured: FSA 5.000% 05/01/26	1,000,000	1,017,250
GA Coweta County Water & Sewage Authority
Series 2005, Insured: FSA 5.000% 06/01/25	2,505,000	2,592,149
GA Dekalb County Water & Sewer
Series 2006 B: 5.250% 10/01/21	2,000,000	2,287,520
5.250% 10/01/24	2,750,000	3,043,370
GA Gainesville Water & Sewer
Series 2006, Insured: FSA 5.000% 11/15/16	1,000,000	1,078,240
GA Griffin Combined Public Utility
Series 2002, Insured: AMBAC 5.125% 01/01/19	2,585,000	2,727,873
GA Jackson County Water & Sewer
Series 2006 A, Insured: XLCA 5.000% 09/01/16	1,030,000	1,101,595
GA Rockdale County Water & Sewer Authority
Series 2005, Insured: FSA 5.000% 07/01/21	2,000,000	2,133,440
GA Upper Oconee Basin Water Authority
Series 2005, Insured: MBIA: 5.000% 07/01/17	1,140,000	1,216,061
5.000% 07/01/22	1,855,000	1,918,200
GA Walton County Water & Sewer Authority
Walton Hard Labor Creek Reservoir Project, Series 2008, Insured: FSA 5.000% 02/01/25	1,495,000	1,520,430
Water & Sewer Total		25,295,631
Utilities Total		38,193,785
Total Municipal Bonds (cost of $121,664,794)		120,236,108

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2009

Investment Companies – 5.5%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%) (d)(e)	3,072,376	3,072,376
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.780%)	4,000,000	4,000,000
Total Investment Companies (cost of $7,072,376)		7,072,376
Total Investments – 99.0% (cost of $128,737,170) (f)		127,308,484
Other Assets & Liabilities, Net – 1.0%		1,265,476
Net Assets – 100.0%		128,573,960

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$7,072,376	$–
Level 2 – Other Significant Observable Inputs	120,236,108	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$127,308,484	$–

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Investments in affiliates during the year ended March 31, 2009:
Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%)

Shares as of 03/31/08:	1,725,000
Shares purchased:	53,476,620
Shares sold:	(52,129,244)
Shares as of 03/31/09:	3,072,376
Net realized gain/loss:	$–
Dividend income earned:	$79,794
Value at end of period:	$3,072,376

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Cost for federal income tax purposes is $128,735,670.

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Utilities	29.7
Tax-Backed	27.8
Education	9.8
Other	7.2
Housing	7.0
Health Care	5.0
Transportation	3.8
Industrials	3.2
93.5
Investment Companies	5.5
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds – 93.4%
	Par ($)	Value ($)
Education – 7.7%
Education – 7.7%
MD Health & Higher Educational Facilities Authority
College of Notre Dame, Series 1998, Insured: MBIA 4.600% 10/01/14	510,000	545,828
Johns Hopkins University, Series 2008, 5.000% 07/01/18	1,250,000	1,438,037
Loyola College, Series 2006 A, 5.125% 10/01/45	5,000,000	4,322,350
MD Industrial Development Financing Authority
American Center for Physics, Series 2001, GTY AGMT: American Institute of Physics 5.250% 12/15/15	1,000,000	1,077,270
MD University System of Maryland
Series 2006, 5.000% 10/01/15	3,545,000	4,079,409
MD Westminster Educational Facilities
McDaniel College, Inc., Series 2006, 5.000% 11/01/17	500,000	502,485
Education Total		11,965,379
Education Total		11,965,379
Health Care – 12.3%
Continuing Care Retirement – 3.5%
MD Baltimore County
Oak Crest Village, Inc., Series 2007 A: 5.000% 01/01/22	1,175,000	1,000,924
5.000% 01/01/27	2,000,000	1,557,760
MD Health & Higher Educational Facilities Authority
King Farm Presbyterian Community, Series 2007 A, 5.250% 01/01/27	2,000,000	1,169,900

	Par ($)	Value ($)
MD Howard County Retirement Authority
Columbia Vantage House Corp., Series 2007 A, 5.250% 04/01/27	2,500,000	1,606,050
Continuing Care Retirement Total		5,334,634
Hospitals – 8.8%
MD Baltimore County
Catholic Health Initiatives, Series 2006 A, 5.000% 09/01/16	1,000,000	1,049,190
MD Health & Higher Educational Facilities Authority
Carrol Hospital Center Foundation, Series 2006, 4.500% 07/01/26	1,000,000	760,850
Johns Hopkins Hospital,
Series 1998, Insured: MBIA 5.000% 07/01/29	1,000,000	797,020
Series 2008, 5.000% 05/15/48	2,000,000	2,124,980
Peninsula Regional Medical Center, Series 2006: 5.000% 07/01/26	4,000,000	3,585,320
5.000% 07/01/36	2,000,000	1,636,500
University of Maryland Medical System, Series 2006 A, 5.000% 07/01/31	1,000,000	821,680
Western Maryland Health System, Series 2006 A, Insured: MBIA: 5.000% 07/01/13	1,320,000	1,383,927
5.000% 01/01/20	1,500,000	1,468,170
Hospitals Total		13,627,637
Health Care Total		18,962,271
Housing – 8.7%
Multi-Family – 5.1%
MD Economic Development Corp.
Salisbury State University Project, Series 1999 A: 5.600% 06/01/10	270,000	269,819
6.000% 06/01/19	815,000	707,021
6.000% 06/01/30	1,850,000	1,347,873
Series 1999 A, 5.700% 06/01/12	1,000,000	984,490

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Towson University Project, Series 2007 A, 5.250% 07/01/24	1,185,000	872,906
University of Maryland – Baltimore Project, Series 2006 Insured: XLCA 5.000% 07/01/20	600,000	432,348
Series 2006: University of Maryland – College Park Project, Insured: CIFG: 5.000% 06/01/17	1,000,000	851,450
5.000% 06/01/19	1,000,000	814,970
MD Montgomery County Housing Opportunities Commission Housing Revenue
Series 2000 A, 6.100% 07/01/30	1,500,000	1,510,215
Multi-Family Total		7,791,092
Single-Family – 3.6%
MD Community Development Administration Department of Housing & Community Development
Series 1998-3, AMT, 4.700% 04/01/10	1,685,000	1,704,260
Series 1999 D, AMT, 5.375% 09/01/24	2,410,000	2,410,843
Series 2003, Insured: FSA 4.400% 07/01/21	1,500,000	1,472,055
MD Prince Georges County Housing Authority
Series 2000 A, AMT, Guarantor: GNMA 6.150% 08/01/19	5,000	5,077
Single-Family Total		5,592,235
Housing Total		13,383,327
Other – 11.4%
Other – 2.0%
MD Transportation Authority
Baltimore/Washington International Airport Parking Project, Series 2002 A, Insured: AMBAC 4.500% 03/01/15	3,000,000	3,122,430
Other Total		3,122,430

	Par ($)	Value ($)
Pool/Bond Bank – 0.7%
MD Water Quality Financing Administration Revolving Loan Fund
Series 2008 A,
5.000% 03/01/23	1,000,000	1,087,250
Pool/Bond Bank Total		1,087,250
Refunded/Escrowed (a) – 8.7%
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A, Pre-refunded 06/01/09, 5.600% 06/01/11	575,000	591,393
MD Health & Higher Educational Facilities Authority Revenue
Johns Hopkins University, Series 1999, Pre-refunded 07/01/09, 6.000% 07/01/39	2,000,000	2,047,980
MD Prince Georges County
Series 1999, Pre-refunded 10/01/09, Insured: FSA 5.125% 10/01/16	3,300,000	3,411,408
MD Queen Anne's County
Series 2000, Pre-refunded 01/15/10, Insured: FGIC 5.250% 01/15/14	1,200,000	1,257,492
MD Transportation Authority
Series 1978, Escrowed to Maturity, 6.800% 07/01/16	540,000	631,811
MD Washington Suburban Sanitation District
Series 2000, Pre-refunded 06/01/10, 5.250% 06/01/22	1,000,000	1,054,850
MO St. Louis County
Series 1989 A, AMT, Escrowed to Maturity, Guarantor: GNMA 7.950% 08/01/09	25,000	25,504

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Pre-refunded 01/01/11, Insured: FSA: 5.500% 01/01/24	3,100,000	3,363,872
5.625% 01/01/20	1,000,000	1,087,270
Refunded/Escrowed Total		13,471,580
Other Total		17,681,260
Other Revenue – 2.4%
Hotels – 2.4%
MD Baltimore
Baltimore Hotel Corp., Series 2006 A, Insured: XLCA: 5.000% 09/01/32	1,000,000	498,910
5.250% 09/01/17	1,835,000	1,374,250
5.250% 09/01/20	1,615,000	1,075,542
5.250% 09/01/21	1,095,000	704,479
Hotels Total		3,653,181
Other Revenue Total		3,653,181
Resource Recovery – 1.7%
Resource Recovery – 1.7%
MD Northeast Waste Disposal Authority
Series 2003, AMT, Insured: AMBAC 5.500% 04/01/10	2,500,000	2,552,675
Resource Recovery Total		2,552,675
Resource Recovery Total		2,552,675
Tax-Backed – 41.8%
Local General Obligations – 24.4%
MD Anne Arundel County
Series 1995, 5.300% 04/01/10	500,000	501,825
Series 2006: 5.000% 03/01/15	2,000,000	2,289,580
5.000% 03/01/18	3,300,000	3,708,078

	Par ($)	Value ($)
MD Baltimore County
Series 2006, 5.000% 09/01/15	1,120,000	1,294,361
Series 2008, 5.000% 02/01/18	1,000,000	1,157,590
MD Baltimore
Series 2008 A, Insured: FSA 5.000% 10/15/22	2,000,000	2,160,740
MD Frederick County
Series 2005, 5.000% 08/01/14	3,000,000	3,422,400
Series 2006: 5.250% 11/01/18	2,005,000	2,350,542
5.250% 11/01/21	2,500,000	2,897,875
MD Howard County
Series 2002 A, 5.250% 08/15/15	795,000	857,384
MD Laurel
Series 1996 A, Insured: FGIC 5.000% 10/01/11	1,530,000	1,534,253
MD Montgomery County
Series 2001, 5.250% 10/01/14	1,000,000	1,089,100
Series 2005 A, 5.000% 07/01/16	1,500,000	1,736,415
MD Prince Georges County
Series 1999, Insured: FSA 5.000% 10/01/12	65,000	66,758
Series 2000, 5.125% 10/01/10	1,000,000	1,063,890
Series 2001, Insured: FGIC: 5.250% 12/01/11	4,825,000	5,343,784
5.250% 12/01/12	2,000,000	2,193,580
MD Wicomico County
Series 1997, Insured: MBIA: 4.800% 12/01/10	1,290,000	1,300,088
4.900% 12/01/11	1,355,000	1,365,339
5.000% 12/01/12	1,425,000	1,435,915
Local General Obligations Total		37,769,497

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 8.0%
MD Baltimore
Series 1996 A, Insured: FGIC 5.900% 07/01/10	1,725,000	1,806,075
MD Department of Transportation
Series 2002: 5.500% 02/01/11	1,265,000	1,366,592
5.500% 02/01/14	5,000,000	5,735,400
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/22	4,000,000	3,468,160
Special Non-Property Tax Total		12,376,227
State Appropriated – 0.7%
MD Stadium Authority Lease Revenue
Series 1995, 5.375% 12/15/13	500,000	501,555
NJ Transportation Trust Fund Authority
Series 2006 A, 5.250% 12/15/19	500,000	525,685
State Appropriated Total		1,027,240
State General Obligations – 8.7%
MD State
Series 2002 A, 5.500% 03/01/13	2,245,000	2,569,380
Series 2003, 5.250% 03/01/17	4,000,000	4,691,760
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2003 H, Insured: AMBAC 5.500% 07/01/18	3,000,000	2,883,090
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,520,000	2,346,296
Series 2006 A, 5.250% 07/01/22	1,150,000	972,613
State General Obligations Total		13,463,139
Tax-Backed Total		64,636,103

	Par ($)	Value ($)
Transportation – 0.2%
Transportation – 0.2%
DC Washington Metropolitan Area Transit Authority
Series 1993, Insured: FGIC 6.000% 07/01/10	350,000	366,376
Transportation Total		366,376
Transportation Total		366,376
Utilities – 7.2%
Investor Owned – 1.7%
MD Economic Development Corp.
Potomac Electic Power Co. Series 2009, 6.200% 09/01/22	2,500,000	2,555,550
Investor Owned Total		2,555,550
Joint Power Authority – 1.2%
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	1,918,520
Joint Power Authority Total		1,918,520
Water & Sewer – 4.3%
MD Baltimore
Series 2006 C, Insured: AMBAC 5.000% 07/01/18	1,125,000	1,214,966
Series 2007 DC, Insured: AMBAC 5.000% 07/01/19	1,250,000	1,343,850
Series 2008 A, 5.000% 07/01/21	1,250,000	1,368,038
MD Water Quality Financing Administration Bay Restoration Fund
Series 2008, 5.000% 03/01/21	2,500,000	2,699,300
Water & Sewer Total		6,626,154
Utilities Total		11,100,224
Total Municipal Bonds (cost of $148,995,945)		144,300,796

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2009

	Shares	Value ($)
Investment Companies – 5.3%
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%) (b)(c)	3,983,131	3,983,131
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.780%)	4,300,000	4,300,000
Total Investment Companies (cost of $8,283,131)		8,283,131
Total Investments – 98.7% (cost of $157,279,076) (d)		152,583,927
Other Assets & Liabilities, Net – 1.3%		1,970,793
Net Assets – 100.0%		154,554,720

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$8,283,131	$–
Level 2 – Other Significant Observable Inputs	144,300,796	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$152,583,927	$–

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Investments in affiliates during the year end March 31, 2009:
Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%)

Shares as of 03/31/08:	9,345,660
Shares purchased:	45,518,836
Shares sold:	(50,881,365)
Shares as of 03/31/09:	3,983,131
Net realized gain/loss:	$–
Dividend income earned:	$123,834
Value at end of period:	$3,983,131

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $157,529,025.

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	41.8
Health Care	12.3
Other	11.4
Housing	8.7
Education	7.7
Utilities	7.2
Other Revenue	2.4
Resource Recovery	1.7
Transportation	0.2
93.4
Investment Companies	5.3
Other Assets & Liabilities, Net	1.3
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

MBIA	MBIA Insurance Corp.

XLCA	XL Capital Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds – 90.7%
	Par ($)	Value ($)
Education – 4.3%
Education – 4.3%
NC Appalachian State University
Series 1998, Insured: MBIA 5.000% 05/15/12	1,000,000	1,082,470
Series 2005, Insured: MBIA 5.000% 07/15/21	1,485,000	1,513,126
NC Capital Facilities Finance Agency
Brevard College Corp., Series 2007, 5.000% 10/01/26	1,000,000	691,880
Johnson & Wales University, Series 2003 A, Insured: SYNC 5.250% 04/01/21	1,000,000	1,018,720
Meredith College, Series 2008, 6.000% 06/01/31	1,000,000	884,030
NC University of North Carolina
Series 2008 A, Insured: AGO 5.000% 10/01/22	2,000,000	2,115,440
PR University of Puerto Rico
Series 2006, 5.000% 06/01/15	1,000,000	917,070
Education Total		8,222,736
Education Total		8,222,736
Health Care – 8.0%
Continuing Care Retirement – 0.5%
NC Medical Care Commission
Givens Estate, Inc., Series 2007, 5.000% 07/01/16	1,000,000	927,920
Continuing Care Retirement Total		927,920
Hospitals – 7.5%
AZ University Medical Center Corp.
Series 2004, 5.250% 07/01/13	1,000,000	999,540
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	2,000,000	1,639,120
5.250% 10/01/27	1,000,000	762,100

	Par ($)	Value ($)
NC Charlotte Mecklenburg Hospital Authority
Carolinas Healthcare Series 2008, 5.250% 01/15/24	2,000,000	2,026,400
NC Medical Care Commission
Novant Health, Series 2003 A: 5.000% 11/01/13	3,000,000	3,161,250
5.000% 11/01/17	2,000,000	2,033,640
Wilson Medical Center, Series 2007, 5.000% 11/01/19	3,385,000	3,072,971
NC Northern Hospital District of Surry County
5.750% 10/01/24	1,000,000	830,800
Hospitals Total		14,525,821
Health Care Total		15,453,741
Housing – 4.0%
Multi-Family – 1.5%
NC Medical Care Commission
ARC Project, Series 2004 A, 5.800% 10/01/34	4,000,000	2,976,720
Multi-Family Total		2,976,720
Single-Family – 2.5%
NC Housing Finance Agency
Series 1996 A-5, AMT, 5.550% 01/01/19	1,480,000	1,496,591
Series 1998 A-2, AMT, 5.200% 01/01/20	600,000	600,096
Series 1999 A-3, AMT, 5.150% 01/01/19	845,000	846,166
Series 1999 A-6, AMT, 6.000% 01/01/16	390,000	391,314
Series 2000 A-8, AMT: 5.950% 07/01/10	280,000	284,696
6.050% 07/01/12	210,000	212,497
Series 2007 A-30, AMT, 5.000% 07/01/23	1,000,000	962,430
Single-Family Total		4,793,790
Housing Total		7,770,510

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 0.7%
Forest Products & Paper – 0.5%
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
International Paper Co., Series 1999, AMT, 6.400% 11/01/24	1,500,000	1,086,060
Forest Products & Paper Total		1,086,060
Other Industrial Development Bonds – 0.2%
NC Mecklenberg County Industrial Facilities & Pollution Control Financing Authority
Fluor Corp., Series 1993, 5.250% 12/01/09	340,000	341,013
Other Industrial Development Bonds Total		341,013
Industrials Total		1,427,073
Other – 17.3%
Other – 1.0%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/12	2,000,000	1,937,680
Other Total		1,937,680
Refunded/Escrowed (a) – 15.3%
NC Brunswick County
Series 2000, Insured: FSA, Pre-refunded 06/01/10, 5.500% 06/01/20	1,000,000	1,067,170
NC Charlotte
Series 2000, Pre-refunded 06/01/10, 5.500% 06/01/12	1,000,000	1,067,170
Water & Sewer System, Series 1999, Pre-refunded 06/01/09, 5.375% 06/01/19	2,545,000	2,591,624
NC Durham Water & Sewer Utility System
Series 2001, Pre-refunded 06/01/11, 5.250% 06/01/16	1,000,000	1,100,870

	Par ($)	Value ($)
NC Eastern Municipal Power Agency
Series 1986 A, Escrowed to Maturity, 5.000% 01/01/17	2,165,000	2,457,556
Series 1988 A, Pre-refunded 01/01/22, 6.000% 01/01/26	1,000,000	1,213,830
NC Iredell County Public Facilities Corp.
Series 2000, Insured: AMBAC, Pre-refunded 06/01/10, 5.125% 06/01/18	2,180,000	2,316,948
NC Johnston County
Series 2000, Insured: FGIC, Pre-refunded 03/01/10: 5.500% 03/01/15	1,925,000	2,051,569
5.500% 03/01/16	2,700,000	2,877,525
NC Orange County
Series 2000, Pre-refunded 04/01/10: 5.300% 04/01/17	1,000,000	1,067,300
5.300% 04/01/18	3,445,000	3,676,848
NC Pitt County
Series 2000 B, Insured: FSA, Pre-refunded 04/01/10: 5.500% 04/01/25	1,000,000	1,059,350
5.750% 04/01/16	1,390,000	1,475,958
NC Randolph County
Series 2000, Insured: FSA, Pre-refunded 06/01/09: 5.500% 06/01/14	1,115,000	1,135,661
5.500% 06/01/15	1,000,000	1,018,530
NC Wake County
Series 1993, Insured: MBIA, Escrowed to Maturity, 5.125% 10/01/26	3,065,000	3,285,496
Refunded/Escrowed Total		29,463,405

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Tobacco – 1.0%
NJ Tobacco Settlement Financing Corp.
Series 2007 1A, 4.250% 06/01/12	2,000,000	1,875,080
Tobacco Total		1,875,080
Other Total		33,276,165
Tax-Backed – 38.2%
Local Appropriated – 14.8%
NC Burke County
Series 2006 B, Insured: AMBAC 5.000% 04/01/18	1,425,000	1,467,807
NC Cabarrus County
Series 2001, 5.500% 04/01/13	2,000,000	2,160,960
Series 2007, Insured: AMBAC 5.000% 02/01/13	400,000	439,136
Series 2008, 5.000% 06/01/22	1,545,000	1,614,803
NC Chapel Hill
Series 2005, 5.250% 06/01/21	1,360,000	1,395,822
NC Chatham County
Series 2006, Insured: AMBAC 5.000% 06/01/20	1,065,000	1,085,352
NC Concord
Series 2001 A, Insured: MBIA 5.000% 06/01/17	1,490,000	1,586,761
NC Craven County
Series 2007, Insured: MBIA: 5.000% 06/01/18	2,825,000	2,996,364
5.000% 06/01/19	1,825,000	1,911,323
NC Dare County
Series 2005, Insured: FGIC 5.000% 06/01/20	3,005,000	3,055,484
NC Gaston County
Series 2005, Insured: MBIA 5.000% 12/01/15	1,350,000	1,468,490

	Par ($)	Value ($)
NC Greenville
Series 2004, Insured: AMBAC 5.250% 06/01/22	2,180,000	2,272,345
NC Harnett County
Series 2009, Insured: AGO 5.000% 06/01/22	1,880,000	1,927,338
NC Henderson County
Series 2006 A, Insured: AMBAC 5.000% 06/01/16	1,060,000	1,093,273
NC Randolph County
Series 2004, Insured: FSA 5.000% 06/01/14	1,640,000	1,805,492
NC Sampson County
Series 2006, Insured: FSA 5.000% 06/01/16	1,000,000	1,097,630
NC Wilmington
Series 2006 A, 5.000% 06/01/17	1,005,000	1,110,435
Local Appropriated Total		28,488,815
Local General Obligations – 13.6%
NC Cabarrus County
Series 2006: 5.000% 03/01/15	1,000,000	1,143,010
5.000% 03/01/16	1,000,000	1,149,240
NC Charlotte
Series 2002 C: 5.000% 07/01/20	1,570,000	1,647,338
5.000% 07/01/22	1,265,000	1,314,854
NC Craven County
Series 2002, Insured: AMBAC 5.000% 05/01/19	1,000,000	1,036,530
NC Cumberland County
Series 1998, Insured: FGIC 5.000% 03/01/17	1,000,000	1,022,820
NC Gaston County
Series 2002, Insured: AMBAC 5.250% 06/01/20	1,500,000	1,568,265

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NC High Point
Series 2002, Insured: MBIA 4.500% 06/01/14	1,275,000	1,380,047
NC Iredell County
Series 2006, 5.000% 02/01/19	2,420,000	2,659,169
NC Mecklenburg County
Series 1993, 6.000% 04/01/11	1,000,000	1,097,710
Series 2009 A, 5.000% 08/01/19	1,000,000	1,157,080
Series 2009 A, 5.000% 02/01/23	1,000,000	1,047,170
NC New Hanover County
Series 2001, 4.600% 06/01/14	1,750,000	1,866,742
NC Orange County
Series 2005 A, 5.000% 04/01/22	2,000,000	2,146,580
NC Wake County
Series 2009, 5.000% 03/01/20 (b)	5,000,000	5,688,850
NC Wilmington
Series 1997 A, Insured: FGIC 5.000% 04/01/11	460,000	465,888
Local General Obligations Total		26,391,293
Special Non-Property Tax – 4.7%
NC Charlotte
Storm Water Fee, Series 2006, 5.000% 06/01/17	1,120,000	1,270,080
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003 AA, Insured: MBIA 5.500% 07/01/18	3,500,000	3,363,605
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC: 5.500% 07/01/20	1,200,000	1,066,872
5.500% 07/01/21	1,785,000	1,570,961
5.500% 07/01/22	2,000,000	1,734,080
Special Non-Property Tax Total		9,005,598

	Par ($)	Value ($)
State Appropriated – 1.4%
NC Infrastructure Finance Corp.
Capital Improvement Series A Insured: FSA 5.000% 05/01/24	2,570,000	2,607,959
State Appropriated Total		2,607,959
State General Obligations – 3.7%
NC State
Series 2001 A, 4.750% 03/01/14	5,000,000	5,324,200
PR Commonwealth of Puerto Rico
Series 2001 A, Insured: MBIA 5.500% 07/01/14	1,725,000	1,718,635
State General Obligations Total		7,042,835
Tax-Backed Total		73,536,500
Transportation – 0.5%
Airports – 0.5%
NC Charlotte
Charlotte/Douglas International Airport, Series 1999 B, AMT, Insured: MBIA 6.000% 07/01/24	1,000,000	1,003,220
Airports Total		1,003,220
Transportation Total		1,003,220
Utilities – 17.7%
Joint Power Authority – 5.7%
NC Eastern Municipal Power Agency
Series 1993 B, Insured: FGIC 6.000% 01/01/22	3,000,000	3,034,350
Series 1993, Insured: AGO 6.000% 01/01/22	1,000,000	1,065,140
Series 2005, Insured: AMBAC 5.250% 01/01/20	2,000,000	1,934,460
Series 2008 A, Insured: AGO 5.250% 01/01/19	1,500,000	1,559,610

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Municipal Power Agency No. 1
Series 2008 A: 5.250% 01/01/17	1,185,000	1,243,314
5.250% 01/01/20	2,000,000	2,036,340
Joint Power Authority Total		10,873,214
Municipal Electric – 1.8%
NC Greenville Utilities Commission
Series 2008 A, Insured: FSA 5.000% 11/01/18	1,040,000	1,150,521
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 TT, 5.000% 07/01/22	1,000,000	872,840
Series 2007 V V, Insured: MBIA 5.250% 07/01/25	1,690,000	1,476,688
Municipal Electric Total		3,500,049
Water & Sewer – 10.2%
NC Brunswick County
Enterprise Systems, Series 2008 A, Insured: FSA: 5.000% 04/01/20	1,915,000	2,027,372
5.000% 04/01/22	1,390,000	1,439,414
NC Cape Fear Public Utility Authority
Series 2008, 5.000% 08/01/20	1,000,000	1,092,110
NC Charlotte
Water and Sewer Systems, Series 2008,
5.000% 07/01/23	3,000,000	3,235,890
NC Greensboro City
Enterprise Systems, Series 2006: 5.250% 06/01/17	2,000,000	2,310,560
5.250% 06/01/22	1,200,000	1,341,732
NC High Point
Combined Enterprise, Series 2008, Insured: FSA: 5.000% 11/01/24	1,000,000	1,040,360
5.000% 11/01/25	1,000,000	1,030,840

	Par ($)	Value ($)
NC Raleigh
Combined Enterprise System, Series 2006 A, 5.000% 03/01/16	1,500,000	1,723,860
NC Winston Salem
Water and Sewer System: Series 2007 A,
5.000% 06/01/19	3,000,000	3,363,060
Series 2009, 5.000% 06/01/23	1,000,000	1,087,870
Water & Sewer Total		19,693,068
Utilities Total		34,066,331
Total Municipal Bonds (cost of $177,166,974)		174,756,276
Investment Companies – 11.3%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%) (c)(d)	12,037,443	12,037,443
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.780%)	9,800,000	9,800,000
Total Investment Companies (cost of $21,837,443)		21,837,443
Total Investments – 102.0% (cost of $199,004,417) (e)		196,593,719
Other Assets & Liabilities, Net – (2.0)%		(3,880,489)
Net Assets – 100.0%		192,713,230

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$21,837,443	$–
Level 2 – Other Significant Observable Inputs	174,756,276	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$196,593,719	$–

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Security purchased on a delayed delivery basis.

(c)  Investments in affiliates during the year ended March 31, 2009:
Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%)

Shares as of 03/31/08:	9,890,000
Shares purchased:	86,782,319
Shares sold:	(84,634,876)
Shares as of 03/31/09:	12,037,443
Net realized gain/loss:	$–
Dividend income earned:	$146,442
Value at end of period:	$12,037,443

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)  Cost for federal income tax purposes is $198,877,987.

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	38.2
Utilities	17.7
Refunded/Escrowed	15.3
Health Care	8.0
Education	4.3
Housing	4.0
Other	2.0
Industrials	0.7
Transportation	0.5
90.7
Investment Companies	11.3
Other Assets & Liabilities, Net	(2.0)
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds – 90.4%
	Par ($)	Value ($)
Education – 2.8%
Education – 2.8%
SC Educational Facilities Authority
Wofford College, Series 2007 A, 5.000% 04/01/36	1,000,000	824,490
SC Florence Darlington Commission for Technical Education
Series 2005 A, Insurer: MBIA: 5.000% 03/01/18	1,725,000	1,839,350
5.000% 03/01/20	1,905,000	1,992,173
SC University of South Carolina
Series 2008 A, Insured: FSA 5.000% 06/01/21	1,060,000	1,133,988
Education Total		5,790,001
Education Total		5,790,001
Health Care – 18.9%
Continuing Care Retirement – 1.9%
SC Jobs Economic Development Authority
Episcopal Church Home, Series 2007: 5.000% 04/01/15	525,000	495,212
5.000% 04/01/16	600,000	555,114
Lutheran Homes of South Carolina, Inc., Series 2007:
5.000% 05/01/16	1,245,000	1,018,410
5.375% 05/01/21	1,650,000	1,232,632
Wesley Commons, Series 2006,
5.125% 10/01/26	1,000,000	638,240
Continuing Care Retirement Total		3,939,608
Hospitals – 17.0%
SC Charleston County
Care Alliance Health Services, Series 1999 A, Insured: FSA: 5.000% 08/15/12	1,000,000	1,017,640
5.125% 08/15/15	6,370,000	6,796,217
SC Greenville Hospital System
Series 2008 A, 5.250% 05/01/21	2,750,000	2,757,150

	Par ($)	Value ($)
SC Horry County
Conway Hospital, Series 1998, Insured: AMBAC: 4.750% 07/01/10	1,100,000	1,103,311
4.875% 07/01/11	1,200,000	1,201,212
SC Jobs Economic Development Authority
Anderson Area Medical Center, Series 1999, Insured: FSA 5.300% 02/01/14	4,375,000	4,424,437
Bon Secours Health System, Inc., Series 2002 B, 5.500% 11/15/23	2,235,000	2,071,644
Georgetown Memorial Hospital, Series 2001, Insured: RAD 5.250% 02/01/21	1,250,000	1,132,825
Kershaw County Medical Center, Series 2008, 5.500% 09/15/25	1,925,000	1,591,320
Palmetto Health Alliance, Series 2005 A, Insured: FSA 5.250% 08/01/21	4,000,000	4,029,000
SC Lexington County Health Services District
Lexmed, Inc.: Series 1997, Insured: FSA 5.125% 11/01/21	3,000,000	3,007,230
Series 2007: 5.000% 11/01/17	2,230,000	2,242,265
5.000% 11/01/18	1,000,000	994,690
SC Spartanburg County Health Services District
Series 2008 A, Insured: AGO: 5.000% 04/15/18	1,000,000	1,039,340
5.000% 04/15/19	1,225,000	1,253,959
Hospitals Total		34,662,240
Health Care Total		38,601,848

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 2.5%
Forest Products & Paper – 2.5%
SC Georgetown County
International Paper Co.: Series 1997 A, AMT, 5.700% 10/01/21	500,000	348,490
Series 1999 A, 5.125% 02/01/12	5,000,000	4,638,400
Forest Products & Paper Total		4,986,890
Industrials Total		4,986,890
Other – 8.4%
Refunded/Escrowed (a) – 8.4%
SC Berkeley County Water & Sewer
Series 2003, Pre-refunded 06/01/13, Insured: MBIA 5.250% 06/01/19	845,000	963,579
SC Charleston County
Medical Society Health Systems, Inc., Series 1992, Escrowed to Maturity, Insured: MBIA 6.000% 10/01/09	270,000	271,220
SC Jobs-Economic Development Authority
Palmetto Health Alliance, Series 2000 A, Pre-refunded 12/15/10, 7.125% 12/15/15	5,500,000	6,124,415
SC Lexington County Health Services District
Lexington Medical Center, Series 2003, Pre-refunded 11/01/13, 5.500% 11/01/23	2,000,000	2,312,960
SC Lexington Water & Sewer Authority
Series 1997, Pre-refunded 10/01/14, Insured: RAD 5.450% 04/01/19	2,000,000	2,073,440
SC Medical University of South Carolina
Series 1999, Escrowed to Maturity, 5.500% 07/01/09	1,575,000	1,594,955

	Par ($)	Value ($)
SC Tobacco Settlement Revenue Management Authority
Series 2001 B, Pre-refunded 05/15/11, 6.375% 05/15/28	3,500,000	3,893,225
Refunded/Escrowed Total		17,233,794
Other Total		17,233,794
Resource Recovery – 2.6%
Disposal – 2.6%
SC Charleston County
Foster Wheeler Charleston, Series 1997, AMT, Insured: AMBAC 5.250% 01/01/10	4,000,000	4,061,880
SC Three Rivers Solid Waste Authority
Series 2007: (b) 10/01/24	1,835,000	671,904
(b) 10/01/25	1,835,000	616,890
Disposal Total		5,350,674
Resource Recovery Total		5,350,674
Tax-Backed – 33.3%
Local Appropriated – 20.3%
SC Berkeley County School District
Securing Assets for Education, Series 2006: 5.000% 12/01/20	1,000,000	1,035,200
5.000% 12/01/21	2,000,000	2,057,180
5.000% 12/01/22	3,545,000	3,616,006
SC Charleston County
Certificates of Participation, Series 2005, Insured: MBIA 5.125% 06/01/17	2,470,000	2,652,212
SC Charleston Educational Excellence Financing Corp.
Series 2006, 5.000% 12/01/19	2,000,000	2,051,980
SC Dorchester County School District No. 002
Series 2004, 5.250% 12/01/29	1,000,000	969,280
Series 2006, 5.000% 12/01/30	1,000,000	929,900

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Fort Mill School Facilities Corp.
Series 2006: 5.000% 12/01/17	2,900,000	2,982,911
5.250% 12/01/19	3,105,000	3,170,174
SC Greenville County School District I
Series 2003, 5.250% 12/01/16	4,625,000	4,816,244
Series 2006: 5.000% 12/01/15	2,290,000	2,422,591
Insured: FSA 5.000% 12/01/15	500,000	556,515
SC Hilton Head Island Public Facilities Corp.
Series 2006, Insured: MBIA 5.000% 08/01/14	1,600,000	1,785,136
SC Newberry Investing in Children's Education
Series 2005, 5.250% 12/01/15	1,265,000	1,298,510
SC SCAGO Educational Facilities Corp.
Colleton School District, Series 2006, Insured: AGO 5.000% 12/01/14	1,325,000	1,406,620
Pickens School District, Series 2006, Insured: FSA: 5.000% 12/01/11	1,500,000	1,608,840
5.000% 12/01/23	5,000,000	4,990,400
5.000% 12/01/24	2,000,000	1,989,560
SC Sumter Two School Facilities, Inc.
Series 2007,
Insured: AGO 5.000% 12/01/17	1,000,000	1,095,430
Local Appropriated Total		41,434,689
Local General Obligations – 8.3%
SC Anderson County School District No. 004
Series 2005, Insured: FSA 5.250% 03/01/19	1,115,000	1,234,271
SC Clover School District No. 002 York County
Series 2007 A Insured: FSA 5.000% 03/01/16	2,320,000	2,630,138

	Par ($)	Value ($)
SC Hilton Head Island Public Facilities Corp.
Series 2005 A, Insured: AMBAC 5.000% 12/01/17	1,960,000	2,168,113
SC Richland County School District No. 001
Series 2001 A, 5.250% 03/01/19	3,570,000	3,778,274
SC Richland County School District No. 002
Series 2009 A, 5.000% 02/01/18	2,500,000	2,868,850
SC Spartanburg County School District No. 007
Series 2001: 5.000% 03/01/18	2,000,000	2,266,700
5.000% 03/01/21	1,940,000	2,121,390
Local General Obligations Total		17,067,736
Special Non-Property Tax – 3.9%
KY Economic Development Finance Authority
Louisville Arena Authority Inc., Series 2008, Insured: AGO 5.750% 12/01/28	1,500,000	1,515,825
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC: 5.500% 07/01/20	1,200,000	1,066,872
5.500% 07/01/21	1,785,000	1,570,961
5.500% 07/01/22	2,505,000	2,171,935
SC Hilton Head Island Public Facilities Corp.
Series 2002, Insured: MBIA 5.250% 12/01/16	1,440,000	1,565,841
Special Non-Property Tax Total		7,891,434
State General Obligations – 0.8%
PR Commonwealth of Puerto Rico
Series 2001 A, Insured: MBIA 5.500% 07/01/14	1,725,000	1,718,635
State General Obligations Total		1,718,635
Tax-Backed Total		68,112,494

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 2.5%
Transportation – 2.5%
SC Transportation Infrastructure Bank
Series 2005 A, Insured: AMBAC 5.250% 10/01/20	4,880,000	5,176,509
Transportation Total		5,176,509
Transportation Total		5,176,509
Utilities – 19.4%
Investor Owned – 1.8%
SC Jobs-Economic Development Authority
South Carolina Electric & Gas Co., Series 2002, AMT, Insured: AMBAC 4.200% 11/01/12	3,615,000	3,575,958
Investor Owned Total		3,575,958
Joint Power Authority – 8.7%
SC Piedmont Municipal Power Agency
Series 2008 A-3, Insured: AGO: 5.000% 01/01/17	3,000,000	3,224,940
5.000% 01/01/18	3,050,000	3,254,564
SC Public Service Authority
Series 1999 A, Insured: MBIA 5.625% 01/01/13	2,000,000	2,074,420
Series 2001 A, Insured: FSA 5.250% 01/01/18	1,615,000	1,717,536
Series 2005 B, Insured: MBIA 5.000% 01/01/18	3,200,000	3,484,160
Series 2006 C, Insured: FSA 5.000% 01/01/15	1,000,000	1,114,930
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	3,000,000	2,877,780
Joint Power Authority Total		17,748,330

	Par ($)	Value ($)
Municipal Electric – 2.6%
SC Rock Hill Utility System
Series 2003 A, Insured: FSA: 5.250% 01/01/13	2,350,000	2,586,058
5.375% 01/01/19	1,500,000	1,620,405
SC Winnsboro Utility
Series 1999, Insured: MBIA 5.250% 08/15/13	1,020,000	1,106,465
Municipal Electric Total		5,312,928
Water & Sewer – 6.3%
SC Beaufort Jasper Water & Sewer Authority
Series 2006, Insured: FSA 5.000% 03/01/23	1,500,000	1,573,065
SC Berkeley County Water & Sewer
Series 2003, Insured: MBIA 5.250% 06/01/19	155,000	162,842
Series 2008 A, Insured: FSA 5.000% 06/01/21	1,000,000	1,069,800
SC Camden
Combined Public Utility System, Series 1997, Insured: MBIA 5.500% 03/01/17	50,000	50,157
SC Columbia
Waterworks & Sewer System, Series 2005, Insured: FSA 5.000% 02/01/23	2,000,000	2,097,400
SC Mount Pleasant
Waterworks & Sewer System, Series 2002, Insured: FGIC: 5.250% 12/01/16	1,980,000	2,153,032
5.250% 12/01/18	1,270,000	1,346,695
SC North Charleston Sewer District
Series 2002, Insured: FSA 5.500% 07/01/17	3,040,000	3,365,006

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Western Carolina Regional Sewer Authority
Series 2005 B, Insured: FSA 5.250% 03/01/19	1,000,000	1,128,980
Water & Sewer Total		12,946,977
Utilities Total		39,584,193
Total Municipal Bonds (cost of $185,700,386)		184,836,403
Investment Companies – 8.7%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%) (c)(d)	9,664,779	9,664,779
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.780%)	8,200,000	8,200,000
Total Investment Companies (cost of $17,864,779)		17,864,779
Total Investments – 99.1% (cost of $203,565,165) (e)		202,701,182
Other Assets & Liabilities, Net – 0.9%		1,892,304
Net Assets – 100.0%		204,593,486

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$17,864,779	$–
Level 2 – Other Significant Observable Inputs	184,836,403	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$202,701,182	$–

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Investments in affiliates during the year ended March 31, 2009:
Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%)

Shares as of 03/31/08:	10,231,000
Shares purchased:	91,752,948
Shares sold:	(92,319,169)
Shares as of 03/31/09:	9,664,779
Net realized gain/loss:	$–
Dividend income earned:	$155,458
Value at end of period:	$9,664,779

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)  Cost for federal income tax purposes is $203,359,901.

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	33.3
Utilities	19.4
Health Care	18.9
Other	8.4
Education	2.8
Resource Recovery	2.6
Transportation	2.5
Industrials	2.5
90.4
Investment Companies	8.7
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds – 96.2%
	Par ($)	Value ($)
Education – 1.9%
Education – 1.9%
VA Amherst Industrial Development Authority
Sweet Briar Institute, Series 2006, 5.000% 09/01/26	1,000,000	782,690
VA College Building Authority
Regent University, Series 2006, 5.000% 06/01/21	1,100,000	1,004,102
Roanoke College, Series 2007, 5.000% 04/01/23	1,000,000	962,960
Washington & Lee University, Series 1998, Insured: MBIA 5.250% 01/01/26	3,115,000	3,341,897
Education Total		6,091,649
Education Total		6,091,649
Health Care – 8.0%
Continuing Care Retirement – 1.6%
VA Fairfax County Economic Development Authority
Goodwin House, Inc., Series 2007, 5.000% 10/01/22	2,500,000	1,962,525
Greenspring Village, Inc., Series 2006 A, 4.750% 10/01/26	2,000,000	1,465,720
VA Henrico County Economic Development Authority
Westminster-Canterbury, Series 2006: 5.000% 10/01/21	1,000,000	832,250
5.000% 10/01/22	1,000,000	814,280
Continuing Care Retirement Total		5,074,775
Hospitals – 6.4%
AZ University Medical Center Corp. Hospital
Series 2004, 5.250% 07/01/14	1,000,000	988,640

	Par ($)	Value ($)
VA Fairfax County Industrial Development Authority
Inova Health Systems, Series 1993, Insured: MBIA 5.250% 08/15/19	1,000,000	1,033,890
VA Fredericksburg Economic Development Authority
Medicorp Health Systems, Series 2007: 5.250% 06/15/18	3,000,000	3,056,790
5.250% 06/15/20	6,495,000	6,456,419
VA Medical College Hospital Authority
University Health Services, Series 1998, Insured: MBIA 4.800% 07/01/11	1,000,000	1,006,500
VA Roanoke Industrial Development Authority
Carilion Health Center, Series 2002 A, Insured: MBIA 5.250% 07/01/12	4,000,000	4,218,080
VA Small Business Financing Authority
Wellmont Health Systems, Series 2007 A, 5.125% 09/01/22	710,000	501,111
VA Stafford County Economic Development Authority
MediCorp Health Systems, Series 2006, 5.250% 06/15/24	1,000,000	946,770
VA Winchester Industrial Development Authority
Valley Health System, Series 2007, 5.000% 01/01/26	1,250,000	1,248,500
WI Health & Educational Facilities Authority
Agnesian Healthcare, Inc., Series 2001, 6.000% 07/01/21	1,000,000	1,005,310
Hospitals Total		20,462,010
Health Care Total		25,536,785

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 3.0%
Multi-Family – 3.0%
VA Housing Development Authority
Series 2000 B, AMT, 5.875% 08/01/15	2,655,000	2,700,401
VA Prince William County Industrial Development Authority
CRS Triangle Housing Corp., Series 1998 C, 7.000% 07/01/29	1,085,000	868,998
VA Suffolk Redevelopment & Housing Authority
Windsor Fieldstone LP, Series 2001, 4.850% 07/01/31	5,800,000	6,093,306
Multi-Family Total		9,662,705
Housing Total		9,662,705
Industrials – 1.5%
Forest Products & Paper – 1.2%
AL Mobile Industrial Development Board Pollution Control Authority
International Paper Co., Series 1998 B, 4.750% 04/01/10	2,250,000	2,203,807
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	1,450,000	1,222,017
MS Warren County
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	500,000	407,565
Forest Products & Paper Total		3,833,389
Other Industrial Development Bonds – 0.3%
VA Peninsula Ports Authority
Dominion Resources, Inc., Series 2003, GTY AGMT: Dominion Energy 5.000% 10/01/33 (a)	1,000,000	1,004,780
Other Industrial Development Bonds Total		1,004,780
Total Industrials		4,838,169

	Par ($)	Value ($)
Other – 21.9%
Other – 3.9%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/12	3,000,000	2,906,520
VA Norfolk Parking Systems
Series 2005 A, Insured: MBIA 5.000% 02/01/21	5,170,000	5,293,046
VA Virginia Beach Development Authority
Series 2005 A, 5.000% 05/01/21	4,000,000	4,200,080
Other Total		12,399,646
Pool/Bond Bank – 9.8%
VA Resources Authority
Airports Revolving Fund, Series 2001 A, 5.250% 08/01/18	1,205,000	1,252,742
VA Resources Authority
Clean Water State Revolving Fund, Series 2005: 5.500% 10/01/19	5,180,000	6,139,854
5.500% 10/01/20	3,500,000	4,136,195
5.500% 10/01/21	6,475,000	7,629,493
Series 2008, 5.000% 10/01/29	5,000,000	5,133,150
VA Resources Authority
Virginia Pooled Financing Program: Series 2002 B, 5.000% 11/01/13	1,175,000	1,330,276
Series 2003: 5.000% 11/01/18	1,075,000	1,151,884
5.000% 11/01/19	1,125,000	1,193,321
5.000% 11/01/21	1,185,000	1,235,647
5.000% 11/01/22	1,100,000	1,152,657
Series 2005 B, 5.000% 11/01/18	1,030,000	1,138,933
Pool/Bond Bank Total		31,494,152
Refunded/Escrowed (b) – 8.2%
AZ School Facilities Board
Series 2002, Pre-refunded 07/01/12, 5.250% 07/01/14	2,030,000	2,286,389

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Pre-refunded 01/01/11, Insured: FSA 5.625% 01/01/20	1,285,000	1,397,142
TX Trinity River Authority
Series 2003, Pre-refunded 02/01/13, Insured: MBIA 5.500% 02/01/14	2,795,000	3,184,120
VA Montgomery County Industrial Development Authority
Series 2000 B, Pre-refunded 01/15/11, Insured: AMBAC 5.500% 01/15/22	2,000,000	2,179,980
VA Resources Authority Infrastructure Authority
Pooled Financing Program, Series 2000 A, Pre-refunded 05/01/11, Insured: MBIA 5.500% 05/01/21	1,070,000	1,177,150
VA Richmond
Series 1999 A, Pre-refunded 01/15/10, Insured: FSA 5.000% 01/15/19	2,855,000	2,985,473
VA Tobacco Settlement Financing Corp.
Series 2005: Refunded to various dates/prices, 5.250% 06/01/19	4,000,000	4,207,160
5.500% 06/01/26	4,250,000	4,750,650
VA Virginia Beach Water & Sewer Authority
Series 2000, Pre-refunded 08/01/10: 5.250% 08/01/17	1,790,000	1,898,027
5.250% 08/01/19	2,035,000	2,157,812
Refunded/Escrowed Total		26,223,903
Other Total		70,117,701

	Par ($)	Value ($)
Resource Recovery – 0.6%
Disposal – 0.6%
VA Arlington County Industrial Development Authority
Ogden Martin Systems of Union, Series 1998 B, AMT, Insured: FSA 5.250% 01/01/10	1,855,000	1,893,714
Disposal Total		1,893,714
Resource Recovery Total		1,893,714
Tax-Backed – 49.9%
Local Appropriated – 9.6%
VA Arlington County Industrial Development Authority
Series 2004: 5.000% 08/01/17	1,205,000	1,309,787
5.000% 08/01/18	1,205,000	1,293,399
VA Bedford County Economic Development Authority
Series 2006, Insured: MBIA 5.000% 05/01/15	1,230,000	1,334,058
VA Fairfax County Economic Development Authority
Series 2003, 5.000% 05/15/15	6,260,000	7,012,139
Series 2005 A, 5.000% 04/01/19	1,380,000	1,489,282
Series 2005, 5.000% 01/15/24	2,315,000	2,404,220
VA Hampton Roads Regional Jail Authority
Series 2004, Insured: MBIA: 5.000% 07/01/14	1,750,000	1,846,022
5.000% 07/01/15	1,685,000	1,758,702
5.000% 07/01/16	1,930,000	1,993,671
VA James City County Economic Development Authority
Series 2006, Insured: FSA 5.000% 06/15/23	2,000,000	2,091,020
VA Montgomery County Industrial Development Authority
Series 2008, 5.000% 02/01/29	1,000,000	962,190

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
VA New Kent County Economic Development Authority
Series 2006, Insured: FSA: 5.000% 02/01/15	1,000,000	1,106,320
5.000% 02/01/21	2,075,000	2,182,443
VA Prince William County Industrial Development Authority
Series 2005, 5.250% 02/01/17	1,115,000	1,262,392
Series 2006 A, Insured: AMBAC: 5.000% 09/01/17	800,000	854,216
5.000% 09/01/21	1,625,000	1,672,288
Local Appropriated Total		30,572,149
Local General Obligations – 19.8%
VA Arlington County
Series 1993, 6.000% 06/01/12	3,285,000	3,752,258
Series 2006, 5.000% 08/01/17	4,000,000	4,582,440
VA Hampton
Series 2004, 5.000% 02/01/15	1,275,000	1,426,075
Series 2005 A, Insured: FGIC 5.000% 04/01/18	1,500,000	1,622,505
VA Henrico County
Series 2008 A, 5.000% 12/01/21	1,000,000	1,117,380
VA Leesburg
Series 2006 B, Insured: MBIA 5.000% 09/15/17	1,145,000	1,326,471
VA Loudoun County
Series 1998 B, 5.250% 12/01/15	1,000,000	1,172,560
Series 2005 A, 5.000% 07/01/14	4,000,000	4,577,920
Series 2009 A, 5.000% 07/01/20 (c)	1,660,000	1,892,018
VA Manassas Park
Series 2008, Insured: FSA 5.000% 01/01/22	1,205,000	1,305,184

	Par ($)	Value ($)
VA Newport News
Series 2005 A, 5.250% 01/15/23	1,510,000	1,590,770
Series 2006 B, 5.250% 02/01/18	3,030,000	3,512,376
Series 2007 B, 5.250% 07/01/20	2,000,000	2,296,960
VA Norfolk
Series 2002 B, Insured: FSA 5.250% 07/01/11	2,000,000	2,180,180
Series 2005, Insured: MBIA 5.000% 03/01/15	5,070,000	5,666,536
VA Pittsylvania County
Series 2008 B, 5.500% 02/01/23	1,030,000	1,093,386
VA Portsmouth
Series 2001 A, Insured: FGIC 5.500% 06/01/17	1,030,000	1,033,368
Series 2003, Insured: FSA: 5.000% 07/01/17	4,385,000	4,828,017
5.000% 07/01/19	2,060,000	2,190,645
Series 2006 A, Insured: MBIA 5.000% 07/01/16	1,000,000	1,121,100
VA Richmond
Series 2002, Insured: FSA 5.250% 07/15/11	2,150,000	2,353,046
Series 2005 A, Insured: FSA 5.000% 07/15/15	8,840,000	10,137,800
VA Virginia Beach
Series 2004 B: 5.000% 05/01/13	1,305,000	1,474,337
5.000% 05/01/17	1,000,000	1,156,870
Local General Obligations Total		63,410,202
Special Non-Property Tax – 10.2%
IL Metropolitan Pier & Exposition Authority
Series 2002 B, Insured: MBIA 5.250% 06/15/11	4,500,000	4,865,175

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC: 5.500% 07/01/19	4,000,000	3,603,760
5.500% 07/01/22	5,000,000	4,335,200
VA Greater Richmond Convention Center Authority
Series 2005, Insured: MBIA: 5.000% 06/15/15	2,480,000	2,592,766
5.000% 06/15/18	3,800,000	3,856,202
5.000% 06/15/25	3,000,000	2,834,070
VA Marquis Community Development Authority
Series 2007, 5.625% 09/01/18	3,000,000	2,343,540
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,000,000	1,452,420
VA Reynolds Crossing Community Development Authority
Series 2007, 5.100% 03/01/21	2,150,000	1,755,883
VA Watkins Centre Community Development Authority
Series 2007, 5.400% 03/01/20	2,250,000	1,658,700
VA White Oak Village Shops Virginia Community Development Authority
Series 2007, 5.300% 03/01/17	3,900,000	3,142,932
Special Non-Property Tax Total		32,440,648
Special Property Tax – 0.9%
VA Fairfax County Economic Development Authority
Series 2004, Insured: MBIA 5.000% 04/01/24	2,865,000	2,970,661
Special Property Tax Total		2,970,661
State Appropriated – 7.9%
VA Biotechnology Research Park Authority
Series 2001, 5.125% 09/01/16	1,100,000	1,173,777

	Par ($)	Value ($)
VA College Building Authority
Series 2006 A: 5.000% 09/01/13	2,000,000	2,257,820
5.000% 09/01/14	2,925,000	3,317,506
VA Public Building Authority
Series 2005 C, 5.000% 08/01/14	2,000,000	2,271,880
Series 2006 A, 5.000% 08/01/15	4,775,000	5,457,443
VA Public School Authority
Series 2004 C, 5.000% 08/01/16	7,425,000	8,544,913
Series 2009, 5.000% 08/01/17	2,000,000	2,295,140
State Appropriated Total		25,318,479
State General Obligations – 1.5%
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,000,000	1,862,140
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 5.500% 07/01/24	3,425,000	2,910,599
State General Obligations Total		4,772,739
Tax-Backed Total		159,484,878
Transportation – 2.5%
Airports – 1.3%
DC Metropolitan Airports Authority
Series 1998 B, AMT, Insured: MBIA 5.250% 10/01/10	1,000,000	1,011,650
Series 2009, 5.000% 10/01/21 (c)	3,000,000	3,129,540
Airports Total		4,141,190
Ports – 0.9%
VA Port Authority
Series 2003, AMT, Insured: MBIA: 5.125% 07/01/14	1,360,000	1,397,332
5.125% 07/01/15	1,430,000	1,450,106
Ports Total		2,847,438

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Toll Facilities – 0.3%
VA Richmond Metropolitan Authority
Series 1998, Insured: FGIC 5.250% 07/15/17	1,000,000	1,088,870
Toll Facilities Total		1,088,870
Transportation Total		8,077,498
Utilities – 6.9%
Investor Owned – 1.0%
IN Jasper County Indiana Pollution Control Authority
Northern Indiana Public Service, Series 1988 A, Insured: MBIA 5.600% 11/01/16	2,000,000	1,961,840
VA Louisa Industrial Development Authority
Virginia Electric and Power Co., Series 2008, 5.375% 11/01/35 (a)	1,000,000	1,036,970
Investor Owned Total		2,998,810
Joint Power Authority – 0.9%
TX Sam Rayburn Municipal Power Agency
Series 2002, 6.000% 10/01/16	2,000,000	1,918,520
WA Energy Northwest Electric
Series 2002 A, Insured: MBIA 5.750% 07/01/18	1,000,000	1,079,670
Joint Power Authority Total		2,998,190
Municipal Electric – 0.3%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 V, Insured: FGIC 5.250% 07/01/24	1,000,000	880,090
Municipal Electric Total		880,090
Water & Sewer – 4.7%
VA Fairfax County Water Authority
Series 2005 B, 5.250% 04/01/19	1,835,000	2,133,940

	Par ($)	Value ($)
VA Hampton Roads Sanitation District
Series 2007, 5.000% 04/01/22	1,000,000	1,078,720
Series 2008, 5.000% 04/01/24	3,000,000	3,167,970
VA Henrico County Authority
Series 2009, 5.000% 05/01/22	1,000,000	1,105,000
VA Newport News Water Authority
Series 2007, Insured: FSA 5.000% 06/01/19	1,035,000	1,126,225
VA Richmond Public Utility Authority
Series 2007, Insured: FSA 4.500% 01/15/21	1,000,000	1,049,380
VA Spotsylvania County
Series 2007, Insured: FSA 5.000% 06/01/19	1,030,000	1,120,784
VA Upper Occoquan Sewage Authority
Series 1995 A, Insured: MBIA 5.150% 07/01/20	1,295,000	1,474,513
Series 2005, Insured: FSA 5.000% 07/01/21	2,640,000	2,817,645
Water & Sewer Total		15,074,177
Utilities Total		21,951,267
Total Municipal Bonds (cost of $307,918,007)		307,654,366
Investment Companies – 4.5%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%) (d)(e)	7,223,000	7,223,000
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.780%)	7,000,000	7,000,000
Total Investment Companies (cost of $14,223,000)		14,223,000

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2009

Short-Term Obligation – 0.0%
	Par ($)	Value ($)
Variable Rate Demand Note (f) – 0.0%
WA Housing Finance Commission
Local 82 JATC Educational Development Trust, Series 2000, LOC: U.S. Bank N.A. 0.650% 11/01/25	100,000	100,000
Variable Rate Demand Note Total		100,000
Total Short-Term Obligation (cost of $100,000)		100,000
Total Investments – 100.7% (cost of $322,241,007) (g)		321,977,366
Other Assets & Liabilities, Net – (0.7)%		(2,313,132)
Net Assets – 100.0%		319,664,234

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009 in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$14,223,000	$–
Level 2 – Other Significant Observable Inputs	$307,754,366	–
Level 3 – Significant Unobservable Inputs	–	–
Total	$321,977,366	$–

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2009.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Security purchased on a delayed delivery basis.

(d)  Investments in affiliates during the year ended March 31, 2009:
Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.704%)

Shares as of 03/31/08:	14,706,573
Shares purchased:	77,355,847
Shares sold:	(84,839,420)
Shares as of 03/31/09:	7,223,000
Net realized gain (loss):	$–
Dividend income earned:	$162,602
Value at end of period:	$7,223,000

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of March 31, 2009.

(g)  Cost for federal income tax purposes is $322,139,984.

At March 31, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	49.9
Pool/Bond Bank	9.8
Refunded/Escrowed	8.2
Health Care	8.0
Utilities	6.9
Other	3.9
Housing	3.0
Transportation	2.5
Education	1.9
Industrials	1.5
Resource Recovery	0.6
96.2
Investment Companies	4.5
Short-Term Obligation	0.0
Other Assets & Liabilities, Net	(0.7)
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

GTY AGMT	Guaranty Agreement

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Municipal Bond Funds
March 31, 2009

	($)	($)	($)	($)
	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Assets:
Unaffiliated investments, at identified cost	1,248,138,862	208,013,858	125,664,794	153,295,945
Affiliated investments, at identified cost	61,213,000	7,259,000	3,072,376	3,983,131
Total investments, at identified cost	1,309,351,862	215,272,858	128,737,170	157,279,076
Unaffiliated investments, at value	1,268,293,784	203,872,621	124,236,108	148,600,796
Affiliated investments, at value	61,213,000	7,259,000	3,072,376	3,983,131
Total investments, at value	1,329,506,784	211,131,621	127,308,484	152,583,927
Cash	1,076,065	647	454	569
Receivable for:
Investments sold	—	—	247,162	494,325
Fund shares sold	6,626,994	268,870	3,738	41,902
Interest	14,181,730	2,398,123	1,696,707	2,068,449
Expense reimbursement due from investment advisor	100,617	13,400	2,004	4,672
Other assets	11,353	3,186	1,255	1,671
Total Assets	1,351,503,543	213,815,847	129,259,804	155,195,515
Liabilities
Payable for:
Investments purchased	24,560,943	1,950,000	—	—
Investments purchased on a delayed delivery basis	35,047,433	3,218,227	—	—
Fund shares repurchased	1,754,474	175,538	161,739	13,107
Distributions	1,982,780	549,584	348,004	433,317
Investment advisory fee	275,982	70,400	43,404	52,345
Administration fee	141,183	20,432	11,479	14,500
Transfer agent fee	22,827	4,941	2,416	3,047
Pricing and bookkeeping fees	17,029	11,078	7,179	7,999
Trustees' fees	43,794	27,316	59,220	59,317
Audit fee	28,793	30,507	26,681	26,793
Custody fee	2,413	2,920	1,665	1,984
Distribution and service fees	65,834	5,182	6,186	8,755
Chief compliance officer expenses	221	207	160	173
Other liabilities	24,195	33,480	17,711	19,458
Total Liabilities	63,967,901	6,099,812	685,844	640,795
Net Assets	1,287,535,642	207,716,035	128,573,960	154,554,720
Net Assets Consist of
Paid-in capital	1,278,111,362	211,717,488	130,921,096	161,464,855
Undistributed (overdistributed) net investment income	85,971	(14,480)	172,663	208,629
Accumulated net realized gain (loss)	(10,816,613)	154,264	(1,091,113)	(2,423,615)
Net unrealized appreciation (depreciation) on investments	20,154,922	(4,141,237)	(1,428,686)	(4,695,149)
Net Assets	1,287,535,642	207,716,035	128,573,960	154,554,720

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Assets:
Unaffiliated investments, at identified cost	186,966,974	193,900,386	315,018,007
Affiliated investments, at identified cost	12,037,443	9,664,779	7,223,000
Total investments, at identified cost	199,004,417	203,565,165	322,241,007
Unaffiliated investments, at value	184,556,276	193,036,403	314,754,366
Affiliated investments, at value	12,037,443	9,664,779	7,223,000
Total investments, at value	196,593,719	202,701,182	321,977,366
Cash	48	213	120
Receivable for:
Investments sold	247,162	247,162	—
Fund shares sold	113,263	19,598	134,370
Interest	2,766,729	2,667,467	4,195,403
Expense reimbursement due from investment advisor	12,368	1,616	8,937
Other assets	1,945	2,236	3,406
Total Assets	199,735,234	205,639,474	326,319,602
Liabilities
Payable for:
Investments purchased	—	—	—
Investments purchased on a delayed delivery basis	5,659,500	—	4,984,452
Fund shares repurchased	642,504	252,718	515,129
Distributions	506,204	571,988	864,594
Investment advisory fee	64,558	69,177	108,757
Administration fee	18,721	20,180	33,541
Transfer agent fee	3,928	2,823	4,428
Pricing and bookkeeping fees	9,026	8,697	11,637
Trustees' fees	57,747	60,583	63,845
Audit fee	26,792	29,650	29,650
Custody fee	1,381	1,605	2,100
Distribution and service fees	9,666	12,074	13,648
Chief compliance officer expenses	238	165	177
Other liabilities	21,739	16,328	23,410
Total Liabilities	7,022,004	1,045,988	6,655,368
Net Assets	192,713,230	204,593,486	319,664,234
Net Assets Consist of
Paid-in capital	197,851,910	207,148,374	319,519,917
Undistributed (overdistributed) net investment income	717,222	1,124,937	820,990
Accumulated net realized gain (loss)	(3,445,204)	(2,815,842)	(413,032)
Net unrealized appreciation (depreciation) on investments	(2,410,698)	(863,983)	(263,641)
Net Assets	192,713,230	204,593,486	319,664,234

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Municipal Bond Funds
March 31, 2009

	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Class A
Net assets	$209,539,464	$18,463,007	$14,800,699	$23,529,814
Shares outstanding	20,037,456	1,975,980	1,453,649	2,333,495
Net asset value per share (a)	$10.46	$9.34	$10.18	$10.08
Maximum sales charge	1.00%	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.57	$9.65	$10.52	$10.42
Class B
Net assets	$458,292	$348,462	$1,265,642	$2,220,191
Shares outstanding	43,828	37,323	124,214	220,037
Net asset value and offering price per share (a)	$10.46	$9.34	$10.19	$10.09
Class C
Net assets	$32,749,684	$1,060,560	$2,100,080	$2,143,336
Shares outstanding	3,131,553	113,475	206,231	212,574
Net asset value and offering price per share (a)	$10.46	$9.35	$10.18	$10.08
Class Z
Net assets	$1,044,788,202	$187,844,006	$110,407,539	$126,661,379
Shares outstanding	99,905,669	20,135,461	10,843,784	12,558,916
Net asset value, offering and redemption price per share	$10.46	$9.33	$10.18	$10.09

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Class A
Net assets	$23,235,952	$23,865,447	$47,969,835
Shares outstanding	2,372,732	2,424,951	4,538,063
Net asset value per share (a)	$9.79	$9.84	$10.57
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.12	$10.17	$10.93
Class B
Net assets	$1,920,146	$1,978,171	$2,220,457
Shares outstanding	196,073	200,906	209,973
Net asset value and offering price per share (a)	$9.79	$9.85	$10.57
Class C
Net assets	$3,672,310	$6,146,212	$1,898,159
Shares outstanding	375,004	624,117	179,603
Net asset value and offering price per share (a)	$9.79	$9.85	$10.57
Class Z
Net assets	$163,884,822	$172,603,656	$267,575,783
Shares outstanding	16,743,199	17,532,408	25,315,813
Net asset value, offering and redemption price per share	$9.79	$9.84	$10.57

See Accompanying Notes to Financial Statements.

Statements of Operations – Municipal Bond Funds
For the Year Ended March 31, 2009

	($)	($)	($)	($)
	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Investment Income
Interest	26,403,920	8,954,424	5,544,925	7,068,542
Dividends from affiliates	463,525	193,001	79,794	123,834
Total Investment Income	26,867,445	9,147,425	5,624,719	7,192,376
Expenses
Investment advisory fee	2,263,618	895,804	508,291	637,768
Administration fee	1,071,138	264,344	133,545	177,259
Shareholder servicing and distribution fee – Class A	205,638	41,881	37,561	60,288
Distribution fee:
Class B	4,069	3,019	9,454	18,140
Class C	149,322	8,744	14,558	13,204
Service fee:
Class B	1,356	1,007	3,151	6,007
Class C	49,668	2,914	4,853	4,401
Transfer agent fee	62,904	12,544	10,036	14,173
Pricing and bookkeeping fees	159,109	93,328	66,874	73,866
Trustees' fees	(1,665)	12,468	5,146	(1,846)
Custody fee	22,427	14,668	7,602	10,199
Legal fees	44,827	50,341	49,570	44,527
Chief compliance officer expenses	869	733	657	614
Other expenses	198,988	74,756	66,441	80,740
Expenses before interest expense	4,232,268	1,476,551	917,739	1,139,340
Interest expense	1,383	—	—	—
Total Expenses	4,233,651	1,476,551	917,739	1,139,340
Fees waived or expenses reimbursed by investment advisor	(602,386)	(299,298)	(212,433)	(239,429)
Expense reductions	(4,747)	(76)	(2)	(72)
Net Expenses	3,626,518	1,177,177	705,304	899,839
Net Investment Income	23,240,927	7,970,248	4,919,415	6,292,537
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	542,351	447,144	(219,569)	44,137
Futures contracts	—	(80,363)	33,736	(54,452)
Net realized gain (loss)	542,351	366,781	(185,833)	(10,315)
Change in net unrealized appreciation (depreciation) on:
Investments	12,405,544	(4,987,636)	(2,296,945)	(5,834,627)
Futures contracts	—	9,812	(2,711)	9,523
Net change in unrealized appreciation (depreciation)	12,405,544	(4,977,824)	(2,299,656)	(5,825,104)
Net Gain (Loss)	12,947,895	(4,611,043)	(2,485,489)	(5,835,419)
Net Increase Resulting from Operations	36,188,822	3,359,205	2,433,926	457,118

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Investment Income
Interest	8,278,502	9,254,038	14,024,973
Dividends from affiliates	146,442	155,458	162,602
Total Investment Income	8,424,944	9,409,496	14,187,575
Expenses
Investment advisory fee	743,468	831,600	1,321,628
Administration fee	212,808	242,696	408,177
Shareholder servicing and distribution fee – Class A	56,041	46,609	118,797
Distribution fee:
Class B	17,612	15,751	16,598
Class C	25,362	42,479	10,506
Service fee:
Class B	5,841	5,257	5,539
Class C	8,451	14,160	3,502
Transfer agent fee	16,229	11,155	20,962
Pricing and bookkeeping fees	77,582	81,703	105,618
Trustees' fees	(2,200)	4,982	9,070
Custody fee	11,259	11,518	13,133
Legal fees	45,553	41,670	42,421
Chief compliance officer expenses	744	500	553
Other expenses	82,760	80,398	97,348
Expenses before interest expense	1,301,510	1,430,478	2,173,852
Interest expense	—	—	—
Total Expenses	1,301,510	1,430,478	2,173,852
Fees waived or expenses reimbursed by investment advisor	(259,156)	(267,234)	(367,033)
Expense reductions	(97)	(205)	(187)
Net Expenses	1,042,257	1,163,039	1,806,632
Net Investment Income	7,382,687	8,246,457	12,380,943
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(2,382,626)	(1,410,416)	(499,014)
Futures contracts	(22,410)	43,090	91,935
Net realized gain (loss)	(2,405,036)	(1,367,326)	(407,079)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,622,547)	(3,221,010)	(2,846,976)
Futures contracts	357,189	349,072	(7,374)
Net change in unrealized appreciation (depreciation)	(3,265,358)	(2,871,938)	(2,854,350)
Net Gain (Loss)	(5,670,394)	(4,239,264)	(3,261,429)
Net Increase Resulting from Operations	1,712,293	4,007,193	9,119,514

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds

Increase (Decrease) in Net Assets	Columbia Short Term Municipal Bond Fund		Columbia California Intermediate Municipal Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	23,240,927	13,621,347	7,970,248	5,706,457
Net realized gain (loss) on investments and futures contracts	542,351	(324,280)	366,781	(109,806)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	12,405,544	6,215,554	(4,977,824)	(1,763,745)
Net increase resulting from operations	36,188,822	19,512,621	3,359,205	3,832,906
Distributions to Shareholders
From net investment income:
Class A	(2,152,022)	(953,775)	(559,349)	(338,673)
Class B	(10,741)	(15,791)	(10,395)	(19,290)
Class C	(383,425)	(343,429)	(30,096)	(31,931)
Class Z	(20,694,739)	(12,309,140)	(7,370,408)	(5,317,416)
Total distributions to shareholders	(23,240,927)	(13,622,135)	(7,970,248)	(5,707,310)
Net Capital Stock Transactions	707,418,602	130,603,918	(6,324,395)	76,348,654
Total increase (decrease) in net assets	720,366,497	136,494,404	(10,935,438)	74,474,250
Net Assets
Beginning of period	567,169,145	430,674,741	218,651,473	144,177,223
End of period	1,287,535,642	567,169,145	207,716,035	218,651,473
Undistributed (overdistributed) net investment income at the end of period	85,971	86,512	(14,480)	(14,480)

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Georgia Intermediate Municipal Bond Fund		Columbia Maryland Intermediate Municipal Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	4,919,415	4,828,251	6,292,537	6,526,844
Net realized gain (loss) on investments and futures contracts	(185,833)	207,952	(10,315)	278,858
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,299,656)	(2,423,309)	(5,825,104)	(3,317,147)
Net increase resulting from operations	2,433,926	2,612,894	457,118	3,488,555
Distributions to Shareholders
From net investment income:
Class A	(552,000)	(554,942)	(908,786)	(906,104)
Class B	(36,818)	(49,747)	(72,909)	(93,676)
Class C	(56,719)	(58,390)	(53,194)	(49,971)
Class Z	(4,273,877)	(4,164,874)	(5,257,636)	(5,477,093)
Total distributions to shareholders	(4,919,414)	(4,827,953)	(6,292,525)	(6,526,844)
Net Capital Stock Transactions	7,195,864	6,127,054	(3,806,532)	(4,514,702)
Total increase (decrease) in net assets	4,710,376	3,911,995	(9,641,939)	(7,552,991)
Net Assets
Beginning of period	123,863,584	119,951,589	164,196,659	171,749,650
End of period	128,573,960	123,863,584	154,554,720	164,196,659
Undistributed (overdistributed) net investment income at the end of period	172,663	224,819	208,629	208,898

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds

Increase (Decrease) in Net Assets	Columbia North Carolina Intermediate Municipal Bond Fund		Columbia South Carolina Intermediate Municipal Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income	7,382,687	7,028,228	8,246,457	7,275,100
Net realized gain (loss) on investments and futures contracts	(2,405,036)	(1,025,762)	(1,367,326)	(1,457,853)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,265,358)	(4,333,229)	(2,871,938)	(2,941,906)
Net increase resulting from operations	1,712,293	1,669,237	4,007,193	2,875,341
Distributions to Shareholders
From net investment income:
Class A	(847,988)	(705,245)	(700,511)	(633,664)
Class B	(71,614)	(91,660)	(63,665)	(74,758)
Class C	(102,774)	(97,453)	(171,277)	(177,872)
Class Z	(6,360,311)	(6,134,131)	(7,311,004)	(6,388,210)
From net realized gains:
Class A	—	(5,438)	—	(28,635)
Class B	—	(797)	—	(4,321)
Class C	—	(900)	—	(10,308)
Class Z	—	(42,641)	—	(266,009)
Total distributions to shareholders	(7,382,687)	(7,078,265)	(8,246,457)	(7,583,777)
Net Capital Stock Transactions	15,694,418	6,424,355	13,874,047	15,635,365
Total increase (decrease) in net assets	10,024,024	1,015,327	9,634,783	10,926,929
Net Assets
Beginning of period	182,689,206	181,673,879	194,958,703	184,031,774
End of period	192,713,230	182,689,206	204,593,486	194,958,703
Undistributed (overdistributed) net investment income at the end of period	717,222	678,492	1,124,937	1,125,877

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Virginia Intermediate Municipal Bond Fund
	Year Ended March 31,
	2009 ($)	2008 ($)
Operations
Net investment income	12,380,943	12,204,925
Net realized gain (loss) on investments and futures contracts	(407,079)	316,597
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,854,350)	(2,761,003)
Net increase resulting from operations	9,119,514	9,760,519
Distributions to Shareholders
From net investment income:
Class A	(1,683,739)	(1,683,745)
Class B	(62,062)	(75,974)
Class C	(39,200)	(32,471)
Class Z	(10,595,942)	(10,414,826)
From net realized gains:
Class A	—	(20,401)
Class B	—	(1,128)
Class C	—	(452)
Class Z	—	(120,368)
Total distributions to shareholders	(12,380,943)	(12,349,365)
Net Capital Stock Transactions	(16,895,867)	15,300,662
Total increase (decrease) in net assets	(20,157,296)	12,711,816
Net Assets
Beginning of period	339,821,530	327,109,714
End of period	319,664,234	339,821,530
Undistributed (overdistributed) net investment income at the end of period	820,990	822,411

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Short Term Municipal Bond Fund				Columbia California Intermediate Municipal Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008		Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	19,930,004	206,796,669	782,648	8,033,820	1,844,715	17,378,739	986,015	9,402,372
Distributions reinvested	139,273	1,443,595	62,539	638,396	41,642	388,888	24,726	235,748
Redemptions	(3,127,041)	(32,395,580)	(979,492)	(9,995,991)	(1,330,553)	(12,378,073)	(536,613)	(5,162,455)
Net increase (decrease)	16,942,236	175,844,684	(134,305)	(1,323,775)	555,804	5,389,554	474,128	4,475,665
Class B
Subscriptions	—	—	—	—	3,512	33,480	2,117	20,000
Distributions reinvested	936	9,663	1,271	12,967	539	5,038	1,127	10,731
Redemptions	(16,703)	(172,440)	(14,359)	(147,534)	(16,738)	(155,294)	(44,129)	(422,520)
Net decrease	(15,767)	(162,777)	(13,088)	(134,567)	(12,687)	(116,776)	(40,885)	(391,789)
Class C
Subscriptions	2,022,611	20,989,551	177,587	1,826,426	33,822	318,212	21,297	202,568
Distributions reinvested	21,223	219,383	19,882	202,939	845	7,921	1,284	12,239
Redemptions	(347,568)	(3,587,558)	(388,870)	(3,955,404)	(54,128)	(486,780)	(21,981)	(206,033)
Net increase (decrease)	1,696,266	17,621,376	(191,401)	(1,926,039)	(19,461)	(160,647)	600	8,774
Class Z
Subscriptions	72,691,805	753,481,395	12,794,324	131,348,478	7,156,774	67,054,696	5,575,460	53,037,581
Proceeds received in connection with merger	—	—	9,476,089	97,847,055	—	—	5,066,126	48,045,319
Distributions reinvested	129,294	1,337,745	28,907	295,206	50,850	474,057	10,118	96,269
Redemptions	(23,269,675)	(240,703,821)	(9,354,113)	(95,502,440)	(8,525,283)	(78,965,279)	(3,031,306)	(28,923,165)
Net increase (decrease)	49,551,424	514,115,319	12,945,207	133,988,299	(1,317,659)	(11,436,526)	7,620,398	72,256,004

See Accompanying Notes to Financial Statements.

	Columbia Georgia Intermediate Municipal Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	291,847	3,010,289	127,503	1,338,245
Distributions reinvested	36,138	366,790	35,519	370,689
Redemptions	(202,462)	(2,037,721)	(311,911)	(3,277,398)
Net increase (decrease)	125,523	1,339,358	(148,889)	(1,568,464)
Class B
Subscriptions	12,081	121,592	6,882	71,633
Distributions reinvested	2,909	29,563	3,902	40,741
Redemptions	(22,528)	(232,314)	(64,784)	(678,102)
Net decrease	(7,538)	(81,159)	(54,000)	(565,728)
Class C
Subscriptions	81,961	829,370	21,938	230,256
Distributions reinvested	2,825	28,680	2,724	28,431
Redemptions	(55,413)	(557,602)	(25,761)	(269,972)
Net increase (decrease)	29,373	300,448	(1,099)	(11,285)
Class Z
Subscriptions	2,894,844	29,493,066	2,637,503	27,477,538
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	10,022	101,598	8,891	92,793
Redemptions	(2,395,061)	(23,957,447)	(1,847,120)	(19,297,800)
Net increase (decrease)	509,805	5,637,217	799,274	8,272,531

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Maryland Intermediate Municipal Bond Fund				Columbia North Carolina Intermediate Municipal Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008		Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	447,987	4,569,177	254,321	2,675,243	653,910	6,368,006	725,063	7,433,696
Distributions reinvested	70,001	711,465	69,495	730,698	66,237	652,634	48,855	499,354
Redemptions	(522,116)	(5,210,398)	(312,326)	(3,289,064)	(570,354)	(5,586,411)	(352,278)	(3,624,361)
Net increase (decrease)	(4,128)	70,244	11,490	116,877	149,793	1,434,229	421,640	4,308,689
Class B
Subscriptions	16,836	170,835	—	—	10,159	100,795	17,162	174,567
Distributions reinvested	4,686	47,664	5,767	60,698	5,152	50,834	6,095	62,384
Redemptions	(58,877)	(606,577)	(139,390)	(1,470,529)	(83,999)	(829,111)	(122,231)	(1,255,627)
Net decrease	(37,355)	(388,078)	(133,623)	(1,409,831)	(68,688)	(677,482)	(98,974)	(1,018,676)
Class C
Subscriptions	65,252	659,486	2,093	22,160	145,478	1,456,451	28,515	289,168
Distributions reinvested	4,575	46,405	4,195	44,109	3,739	36,665	2,029	20,755
Redemptions	(10,253)	(102,092)	(19,481)	(203,519)	(82,611)	(812,301)	(84,234)	(865,730)
Net increase (decrease)	59,574	603,799	(13,193)	(137,250)	66,606	680,815	(53,690)	(555,807)
Class Z
Subscriptions	2,549,180	25,976,912	2,121,681	22,342,218	6,316,700	62,728,062	4,905,348	50,260,605
Distributions reinvested	13,986	142,261	9,879	103,832	30,046	295,549	19,023	194,351
Redemptions	(2,981,733)	(30,211,670)	(2,423,891)	(25,530,548)	(4,944,550)	(48,766,755)	(4,557,849)	(46,764,807)
Net increase (decrease)	(418,567)	(4,092,497)	(292,331)	(3,084,498)	1,402,196	14,256,856	366,522	3,690,149

See Accompanying Notes to Financial Statements.

	Columbia South Carolina Intermediate Municipal Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,100,014	10,742,158	121,836	1,233,227
Distributions reinvested	45,293	445,346	40,981	415,322
Redemptions	(319,914)	(3,155,774)	(261,413)	(2,655,412)
Net increase (decrease)	825,393	8,031,730	(98,596)	(1,006,863)
Class B
Subscriptions	11,137	109,262	9,594	96,314
Distributions reinvested	4,452	43,840	5,328	54,011
Redemptions	(41,202)	(403,247)	(67,375)	(684,399)
Net decrease	(25,613)	(250,145)	(52,453)	(534,074)
Class C
Subscriptions	148,653	1,452,415	66,448	677,264
Distributions reinvested	8,543	84,044	8,848	89,680
Redemptions	(102,115)	(1,009,857)	(121,572)	(1,241,157)
Net increase (decrease)	55,081	526,602	(46,276)	(474,213)
Class Z
Subscriptions	5,686,633	56,567,951	3,510,755	35,395,599
Distributions reinvested	30,814	302,797	21,409	217,206
Redemptions	(5,267,849)	(51,304,888)	(1,769,589)	(17,962,290)
Net increase (decrease)	449,598	5,565,860	1,762,575	17,650,515

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Virginia Intermediate Municipal Bond Fund
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	842,605	8,854,922	333,356	3,576,102
Distributions reinvested	106,894	1,121,887	110,906	1,182,697
Redemptions	(933,362)	(9,649,914)	(480,637)	(5,120,656)
Net increase (decrease)	16,137	326,895	(36,375)	(361,857)
Class B
Subscriptions	17,167	179,600	8,744	93,685
Distributions reinvested	3,436	36,058	3,770	40,210
Redemptions	(39,099)	(417,198)	(74,602)	(795,493)
Net decrease	(18,496)	(201,540)	(62,088)	(661,598)
Class C
Subscriptions	91,631	966,909	10,030	107,841
Distributions reinvested	2,998	31,438	2,469	26,321
Redemptions	(5,864)	(62,068)	(46,494)	(496,482)
Net increase (decrease)	88,765	936,279	(33,995)	(362,320)
Class Z
Subscriptions	4,972,861	52,309,597	5,391,242	57,482,310
Distributions reinvested	17,929	188,069	13,093	139,657
Redemptions	(6,745,293)	(70,455,167)	(3,840,689)	(40,935,530)
Net increase (decrease)	(1,754,503)	(17,957,501)	1,563,646	16,686,437

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.32		$10.17		$10.14		$10.21		$10.42
Income from Investment Operations:
Net investment income (b)	0.27		0.32		0.30		0.22		0.22
Net realized and unrealized gain (loss) on investments	0.15		0.15		0.03		(0.04)		(0.21)
Total from investment operations	0.42		0.47		0.33		0.18		0.01
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.32)		(0.30)		(0.25)		(0.22)
Net Asset Value, End of Period	$10.46		$10.32		$10.17		$10.14		$10.21
Total return (c)(d)	4.14%		4.66%		3.30%		1.80%		0.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65%
Interest expense (f)	—%		—%		—%		—%		—%
Net expenses	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65%
Waiver/Reimbursement	0.07%		0.11%		0.11%		0.08%		0.15%
Net investment income	2.60	%(e)	3.09	%(e)	2.95	%(e)	2.47	%(e)	2.10%
Portfolio turnover rate	94%		73%		98%		13%		17%
Net assets, end of period (000's)	$209,539		$31,952		$32,855		$52,003		$88,601

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.32		$10.17		$10.14		$10.21		$10.42
Income from Investment Operations:
Net investment income (b)	0.20		0.24		0.22		0.16		0.14
Net realized and unrealized gain (loss) on investments	0.14		0.15		0.03		(0.05)		(0.21)
Total from investment operations	0.34		0.39		0.25		0.11		(0.07)
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.24)		(0.22)		(0.18)		(0.14)
Net Asset Value, End of Period	$10.46		$10.32		$10.17		$10.14		$10.21
Total return (c)(d)	3.37%		3.88%		2.54%		1.04%		(0.68)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%
Interest expense (f)	—%		—%		—%		—%		—%
Net expenses	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%
Waiver/Reimbursement	0.07%		0.11%		0.11%		0.08%		0.15%
Net investment income	1.98	%(e)	2.35	%(e)	2.20	%(e)	1.72	%(e)	1.35%
Portfolio turnover rate	94%		73%		98%		13%		17%
Net assets, end of period (000's)	$458		$615		$739		$904		$1,186

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.32		$10.17		$10.14		$10.21		$10.42
Income from Investment Operations:
Net investment income (b)	0.20		0.24		0.22		0.16		0.14
Net realized and unrealized gain (loss) on investments	0.14		0.15		0.03		(0.05)		(0.21)
Total from investment operations	0.34		0.39		0.25		0.11		(0.07)
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.24)		(0.22)		(0.18)		(0.14)
Net Asset Value, End of Period	$10.46		$10.32		$10.17		$10.14		$10.21
Total return (c)(d)	3.37%		3.88%		2.53%		1.04%		(0.68)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%
Interest expense (f)	—%		—%		—%		—%		—%
Net expenses	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40	%(e)	1.40%
Waiver/Reimbursement	0.07%		0.11%		0.11%		0.08%		0.15%
Net investment income	1.92	%(e)	2.35	%(e)	2.20	%(e)	1.72	%(e)	1.34%
Portfolio turnover rate	94%		73%		98%		13%		17%
Net assets, end of period (000's)	$32,750		$14,816		$16,549		$22,848		$32,123

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.32		$10.17		$10.14		$10.21		$10.42
Income from Investment Operations:
Net investment income (b)	0.30		0.34		0.32		0.25		0.24
Net realized and unrealized gain (loss) on investments	0.15		0.15		0.04		(0.04)		(0.21)
Total from investment operations	0.45		0.49		0.36		0.21		0.03
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.34)		(0.33)		(0.28)		(0.24)
Net Asset Value, End of Period	$10.46		$10.32		$10.17		$10.14		$10.21
Total return (c)(d)	4.41%		4.92%		3.56%		2.05%		0.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.40	%(e)	0.40	%(e)	0.40	%(e)	0.40	%(e)	0.40%
Interest expense (f)	—%		—%		—%		—%		—%
Net expenses	0.40	%(e)	0.40	%(e)	0.40	%(e)	0.40	%(e)	0.40%
Waiver/Reimbursement	0.07%		0.11%		0.11%		0.08%		0.15%
Net investment income	2.94	%(e)	3.34	%(e)	3.20	%(e)	2.72	%(e)	2.35%
Portfolio turnover rate	94%		73%		98%		13%		17%
Net assets, end of period (000's)	$1,044,788		$519,786		$380,532		$529,770		$840,910

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$9.50		$9.63		$9.49		$9.63		$10.01
Income from Investment Operations:
Net investment income (b)	0.31		0.33		0.33		0.31		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		(0.13)		0.14		(0.08)		(0.27)
Total from investment operations	0.15		0.20		0.47		0.23		0.03
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.33)		(0.33)		(0.32)		(0.30)
From net realized gains	—		—		—		(0.05)		(0.11)
Total distributions to shareholders	(0.31)		(0.33)		(0.33)		(0.37)		(0.41)
Net Asset Value, End of Period	$9.34		$9.50		$9.63		$9.49		$9.63
Total return (c)(d)	1.65%		2.08%		5.00%		2.37%		0.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Waiver/Reimbursement	0.13%		0.16%		0.20%		0.18%		0.28%
Net investment income	3.33	%(e)	3.40	%(e)	3.41	%(e)	3.30	%(e)	3.10%
Portfolio turnover rate	19%		5%		13%		35%		26%
Net assets, end of period (000's)	$18,463		$13,488		$9,108		$7,145		$5,427

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$9.49		$9.62		$9.48		$9.62		$10.00
Income from Investment Operations:
Net investment income (b)	0.24		0.26		0.26		0.24		0.23
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.14)		0.14		(0.08)		(0.27)
Total from investment operations	0.09		0.12		0.40		0.16		(0.04)
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.25)		(0.26)		(0.25)		(0.23)
From net realized gains	—		—		—		(0.05)		(0.11)
Total distributions to shareholders	(0.24)		(0.25)		(0.26)		(0.30)		(0.34)
Net Asset Value, End of Period	$9.34		$9.49		$9.62		$9.48		$9.62
Total return (c)(d)	1.00%		1.32%		4.22%		1.61%		(0.41)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.13%		0.16%		0.20%		0.18%		0.28%
Net investment income	2.58	%(e)	2.69	%(e)	2.67	%(e)	2.55	%(e)	2.33%
Portfolio turnover rate	19%		5%		13%		35%		26%
Net assets, end of period (000's)	$348		$475		$874		$1,258		$1,163

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$9.50		$9.63		$9.49		$9.63		$10.01
Income from Investment Operations:
Net investment income (b)	0.24		0.26		0.26		0.25		0.23
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.14)		0.14		(0.09)		(0.27)
Total from investment operations	0.09		0.12		0.40		0.16		(0.04)
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.25)		(0.26)		(0.25)		(0.23)
From net realized gains	—		—		—		(0.05)		(0.11)
Total distributions to shareholders	(0.24)		(0.25)		(0.26)		(0.30)		(0.34)
Net Asset Value, End of Period	$9.35		$9.50		$9.63		$9.49		$9.63
Total return (c)(d)	1.00%		1.31%		4.22%		1.61%		(0.40)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.13%		0.16%		0.20%		0.18%		0.28%
Net investment income	2.58	%(e)	2.67	%(e)	2.67	%(e)	2.55	%(e)	2.33%
Portfolio turnover rate	19%		5%		13%		35%		26%
Net assets, end of period (000's)	$1,061		$1,263		$1,274		$1,339		$2,797

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$9.48		$9.61		$9.47		$9.61		$9.99
Income from Investment Operations:
Net investment income (b)	0.34		0.35		0.35		0.34		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.15)		(0.13)		0.14		(0.09)		(0.27)
Total from investment operations	0.19		0.22		0.49		0.25		0.06
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.35)		(0.35)		(0.34)		(0.33)
From net realized gains	—		—		—		(0.05)		(0.11)
Total distributions to shareholders	(0.34)		(0.35)		(0.35)		(0.39)		(0.44)
Net Asset Value, End of Period	$9.33		$9.48		$9.61		$9.47		$9.61
Total return (c)(d)	2.02%		2.33%		5.27%		2.63%		0.59%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Waiver/Reimbursement	0.13%		0.16%		0.20%		0.18%		0.28%
Net investment income	3.58	%(e)	3.66	%(e)	3.67	%(e)	3.55	%(e)	3.32%
Portfolio turnover rate	19%		5%		13%		35%		26%
Net assets, end of period (000's)	$187,844		$203,426		$132,921		$122,286		$116,533

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.35		$10.54		$10.51		$10.66		$10.98
Income from Investment Operations:
Net investment income (b)	0.37		0.40		0.40		0.40		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)		(0.19)		0.03		(0.15)		(0.32)
Total from investment operations	0.20		0.21		0.43		0.25		0.09
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.40)		(0.40)		(0.40)		(0.41)
Net Asset Value, End of Period	$10.18		$10.35		$10.54		$10.51		$10.66
Total return (c)(d)	2.04%		2.00%		4.20%		2.38%		0.80%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Waiver/Reimbursement	0.17%		0.20%		0.21%		0.19%		0.25%
Net investment income	3.67	%(e)	3.80	%(e)	3.84	%(e)	3.79	%(e)	3.76%
Portfolio turnover rate	22%		28%		26%		12%		8%
Net assets, end of period (000's)	$14,801		$13,742		$15,574		$17,913		$21,415

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.35		$10.55		$10.52		$10.67		$10.99
Income from Investment Operations:
Net investment income (b)	0.30		0.32		0.33		0.32		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		(0.20)		0.03		(0.15)		(0.32)
Total from investment operations	0.14		0.12		0.36		0.17		—
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.32)		(0.33)		(0.32)		(0.32)
Net Asset Value, End of Period	$10.19		$10.35		$10.55		$10.52		$10.67
Total return (c)(d)	1.38%		1.15%		3.43%		1.62%		0.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.17%		0.20%		0.21%		0.19%		0.25%
Net investment income	2.92	%(e)	3.05	%(e)	3.09	%(e)	3.04	%(e)	3.01%
Portfolio turnover rate	22%		28%		26%		12%		8%
Net assets, end of period (000's)	$1,266		$1,364		$1,960		$2,581		$6,662

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.35		$10.55		$10.51		$10.66		$10.98
Income from Investment Operations:
Net investment income (b)	0.30		0.32		0.33		0.32		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)		(0.20)		0.04		(0.15)		(0.33)
Total from investment operations	0.13		0.12		0.37		0.17		—
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.32)		(0.33)		(0.32)		(0.32)
Net Asset Value, End of Period	$10.18		$10.35		$10.55		$10.51		$10.66
Total return (c)(d)	1.28%		1.14%		3.52%		1.62%		0.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.17%		0.20%		0.21%		0.19%		0.25%
Net investment income	2.92	%(e)	3.05	%(e)	3.09	%(e)	3.04	%(e)	3.01%
Portfolio turnover rate	22%		28%		26%		12%		8%
Net assets, end of period (000's)	$2,100		$1,830		$1,877		$2,189		$3,254

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.35		$10.54		$10.51		$10.66		$10.98
Income from Investment Operations:
Net investment income (b)	0.40		0.42		0.43		0.43		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)		(0.19)		0.03		(0.15)		(0.32)
Total from investment operations	0.23		0.23		0.46		0.28		0.11
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.42)		(0.43)		(0.43)		(0.43)
Net Asset Value, End of Period	$10.18		$10.35		$10.54		$10.51		$10.66
Total return (c)(d)	2.30%		2.26%		4.46%		2.63%		1.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Interest expense	—		—	%(f)	—		—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Waiver/Reimbursement	0.17%		0.20%		0.21%		0.19%		0.25%
Net investment income	3.92	%(e)	4.05	%(e)	4.09	%(e)	4.04	%(e)	4.01%
Portfolio turnover rate	22%		28%		26%		12%		8%
Net assets, end of period (000's)	$110,408		$106,927		$100,541		$102,259		$114,652

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.44		$10.63		$10.57		$10.78		$11.22
Income from Investment Operations:
Net investment income (b)	0.38		0.39		0.40		0.39		0.39
Net realized and unrealized gain (loss) on investments and futures contracts	(0.36)		(0.19)		0.06		(0.22)		(0.44)
Total from investment operations	0.02		0.20		0.46		0.17		(0.05)
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.39)		(0.40)		(0.38)		(0.39)
Net Asset Value, End of Period	$10.08		$10.44		$10.63		$10.57		$10.78
Total return (c)(d)	0.26%		1.96%		4.46%		1.59%		(0.43)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Waiver/Reimbursement	0.15%		0.16%		0.17%		0.16%		0.23%
Net investment income	3.76	%(e)	3.74	%(e)	3.81	%(e)	3.59	%(e)	3.54%
Portfolio turnover rate	11%		8%		20%		24%		2%
Net assets, end of period (000's)	$23,530		$24,405		$24,730		$28,877		$30,400

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.45		$10.64		$10.57		$10.78		$11.23
Income from Investment Operations:
Net investment income (b)	0.31		0.32		0.33		0.30		0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.36)		(0.19)		0.06		(0.21)		(0.45)
Total from investment operations	(0.05)		0.13		0.39		0.09		(0.14)
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.32)		(0.32)		(0.30)		(0.31)
Net Asset Value, End of Period	$10.09		$10.45		$10.64		$10.57		$10.78
Total return (c)(d)	(0.48)%		1.20%		3.78%		0.83%		(1.26)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.15%		0.16%		0.17%		0.16%		0.23%
Net investment income	3.01	%(e)	3.00	%(e)	3.07	%(e)	2.84	%(e)	2.79%
Portfolio turnover rate	11%		8%		20%		24%		2%
Net assets, end of period (000's)	$2,220		$2,689		$4,159		$7,825		$13,119

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.44		$10.63		$10.57		$10.78		$11.23
Income from Investment Operations:
Net investment income (b)	0.31		0.32		0.32		0.30		0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.36)		(0.19)		0.06		(0.21)		(0.45)
Total from investment operations	(0.05)		0.13		0.38		0.09		(0.14)
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.32)		(0.32)		(0.30)		(0.31)
Net Asset Value, End of Period	$10.08		$10.44		$10.63		$10.57		$10.78
Total return (c)(d)	(0.49)%		1.20%		3.68%		0.83%		(1.26)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.15%		0.16%		0.17%		0.16%		0.23%
Net investment income	3.02	%(e)	2.99	%(e)	3.06	%(e)	2.84	%(e)	2.79%
Portfolio turnover rate	11%		8%		20%		24%		2%
Net assets, end of period (000's)	$2,143		$1,597		$1,767		$1,979		$2,628

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.44		$10.63		$10.57		$10.78		$11.23
Income from Investment Operations:
Net investment income (b)	0.41		0.42		0.43		0.41		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.35)		(0.19)		0.06		(0.21)		(0.44)
Total from investment operations	0.06		0.23		0.49		0.20		(0.03)
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.42)		(0.43)		(0.41)		(0.42)
Net Asset Value, End of Period	$10.09		$10.44		$10.63		$10.57		$10.78
Total return (c)(d)	0.61%		2.21%		4.72%		1.84%		(0.27)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Waiver/Reimbursement	0.15%		0.16%		0.17%		0.16%		0.23%
Net investment income	4.01	%(e)	3.99	%(e)	4.06	%(e)	3.84	%(e)	3.79%
Portfolio turnover rate	11%		8%		20%		24%		2%
Net assets, end of period (000's)	$126,661		$135,506		$141,094		$148,553		$153,653

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.08		$10.38		$10.40		$10.56		$10.87
Income from Investment Operations:
Net investment income (b)	0.37		0.39		0.40		0.41		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.29)		(0.30)		0.03		(0.16)		(0.31)
Total from investment operations	0.08		0.09		0.43		0.25		0.10
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.39)		(0.39)		(0.41)		(0.41)
From net realized gains	—		—	(c)	(0.06)		—		—
Total distributions to shareholders	(0.37)		(0.39)		(0.45)		(0.41)		(0.41)
Net Asset Value, End of Period	$9.79		$10.08		$10.38		$10.40		$10.56
Total return (d)(e)	0.87%		0.84%		4.23%		2.37%		0.93%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%
Interest expense	—		—		—		—		—	%(g)
Net expenses	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%
Waiver/Reimbursement	0.14%		0.16%		0.18%		0.17%		0.23%
Net investment income	3.79	%(f)	3.73	%(f)	3.80	%(f)	3.89	%(f)	3.83%
Portfolio turnover rate	20%		25%		17%		16%		6%
Net assets, end of period (000's)	$23,236		$22,399		$18,705		$19,155		$19,082

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.08		$10.38		$10.39		$10.56		$10.87
Income from Investment Operations:
Net investment income (b)	0.30		0.31		0.32		0.33		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.29)		(0.30)		0.04		(0.17)		(0.31)
Total from investment operations	0.01		0.01		0.36		0.16		0.02
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.31)		(0.31)		(0.33)		(0.33)
From net realized gains	—		—	(c)	(0.06)		—		—
Total distributions to shareholders	(0.30)		(0.31)		(0.37)		(0.33)		(0.33)
Net Asset Value, End of Period	$9.79		$10.08		$10.38		$10.39		$10.56
Total return (d)(e)	0.13%		0.09%		3.55%		1.51%		0.18%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Interest expense	—		—		—		—		—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Waiver/Reimbursement	0.14%		0.16%		0.18%		0.17%		0.23%
Net investment income	3.04	%(f)	2.99	%(f)	3.05	%(f)	3.14	%(f)	3.08%
Portfolio turnover rate	20%		25%		17%		16%		6%
Net assets, end of period (000's)	$1,920		$2,668		$3,776		$4,478		$13,403

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.08		$10.38		$10.40		$10.56		$10.87
Income from Investment Operations:
Net investment income (b)	0.30		0.31		0.32		0.33		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.29)		(0.30)		0.03		(0.16)		(0.31)
Total from investment operations	0.01		0.01		0.35		0.17		0.02
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.31)		(0.31)		(0.33)		(0.33)
From net realized gains	—		—	(c)	(0.06)		—		—
Total distributions to shareholders	(0.30)		(0.31)		(0.37)		(0.33)		(0.33)
Net Asset Value, End of Period	$9.79		$10.08		$10.38		$10.40		$10.56
Total return (d)(e)	0.12%		0.09%		3.45%		1.60%		0.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Interest expense	—		—		—		—		—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Waiver/Reimbursement	0.14%		0.16%		0.18%		0.17%		0.23%
Net investment income	3.04	%(f)	2.99	%(f)	3.05	%(f)	3.14	%(f)	3.08%
Portfolio turnover rate	20%		25%		17%		16%		6%
Net assets, end of period (000's)	$3,672		$3,108		$3,760		$4,650		$4,037

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.07		$10.38		$10.39		$10.56		$10.87
Income from Investment Operations:
Net investment income (b)	0.40		0.41		0.42		0.43		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.28)		(0.31)		0.05		(0.16)		(0.30)
Total from investment operations	0.12		0.10		0.47		0.27		0.13
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.41)		(0.42)		(0.44)		(0.44)
From net realized gains	—		—	(c)	(0.06)		—		—
Total distributions to shareholders	(0.40)		(0.41)		(0.48)		(0.44)		(0.44)
Net Asset Value, End of Period	$9.79		$10.07		$10.38		$10.39		$10.56
Total return (d)(e)	1.22%		0.99%		4.59%		2.53%		1.19%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%
Interest expense	—		—		—		—		—	%(g)
Net expenses	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%
Waiver/Reimbursement	0.14%		0.16%		0.18%		0.17%		0.23%
Net investment income	4.03	%(f)	3.99	%(f)	4.05	%(f)	4.14	%(f)	4.08%
Portfolio turnover rate	20%		25%		17%		16%		6%
Net assets, end of period (000's)	$163,885		$154,515		$155,432		$138,854		$150,588

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.01		$10.27		$10.25		$10.46		$10.79
Income from Investment Operations:
Net investment income (b)	0.37		0.39		0.39		0.43		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)		(0.25)		0.06		(0.17)		(0.29)
Total from investment operations	0.20		0.14		0.45		0.26		0.12
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.38)		(0.38)		(0.40)		(0.41)
From net realized gains	—		(0.02)		(0.05)		(0.07)		(0.04)
Total distributions to shareholders	(0.37)		(0.40)		(0.43)		(0.47)		(0.45)
Net Asset Value, End of Period	$9.84		$10.01		$10.27		$10.25		$10.46
Total return (c)(d)	2.09%		1.39%		4.50%		2.46%		1.11%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75	%(e)	0.75%
Waiver/Reimbursement	0.13%		0.15%		0.17%		0.14%		0.21%
Net investment income	3.76	%(e)	3.78	%(e)	3.77	%(e)	3.78	%(e)	3.80%
Portfolio turnover rate	21%		13%		15%		11%		9%
Net assets, end of period (000's)	$23,865		$16,007		$17,443		$18,855		$23,303

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.01		$10.27		$10.25		$10.46		$10.79
Income from Investment Operations:
Net investment income (b)	0.30		0.31		0.31		0.34		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		(0.24)		0.07		(0.16)		(0.29)
Total from investment operations	0.14		0.07		0.38		0.18		0.04
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.31)		(0.31)		(0.32)		(0.33)
From net realized gains	—		(0.02)		(0.05)		(0.07)		(0.04)
Total distributions to shareholders	(0.30)		(0.33)		(0.36)		(0.39)		(0.37)
Net Asset Value, End of Period	$9.85		$10.01		$10.27		$10.25		$10.46
Total return (c)(d)	1.43%		0.64%		3.72%		1.70%		0.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.13%		0.15%		0.17%		0.14%		0.22%
Net investment income	3.03	%(e)	3.03	%(e)	3.02	%(e)	3.03	%(e)	3.06%
Portfolio turnover rate	21%		13%		15%		11%		9%
Net assets, end of period (000's)	$1,978		$2,268		$2,866		$4,135		$8,170

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.01		$10.28		$10.26		$10.47		$10.80
Income from Investment Operations:
Net investment income (b)	0.30		0.31		0.31		0.34		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.16)		(0.26)		0.07		(0.16)		(0.29)
Total from investment operations	0.14		0.05		0.38		0.18		0.04
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.30)		(0.31)		(0.32)		(0.33)
From net realized gains	—		(0.02)		(0.05)		(0.07)		(0.04)
Total distributions to shareholders	(0.30)		(0.32)		(0.36)		(0.39)		(0.37)
Net Asset Value, End of Period	$9.85		$10.01		$10.28		$10.26		$10.47
Total return (c)(d)	1.43%		0.54%		3.72%		1.70%		0.36%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50	%(e)	1.50%
Waiver/Reimbursement	0.13%		0.15%		0.17%		0.14%		0.22%
Net investment income	3.02	%(e)	3.03	%(e)	3.02	%(e)	3.03	%(e)	3.06%
Portfolio turnover rate	21%		13%		15%		11%		9%
Net assets, end of period (000's)	$6,146		$5,697		$6,324		$7,060		$7,944

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.01		$10.27		$10.25		$10.46		$10.79
Income from Investment Operations:
Net investment income (b)	0.40		0.41		0.41		0.46		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.17)		(0.24)		0.07		(0.18)		(0.29)
Total from investment operations	0.23		0.17		0.48		0.28		0.14
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.41)		(0.41)		(0.42)		(0.43)
From net realized gains	—		(0.02)		(0.05)		(0.07)		(0.04)
Total distributions to shareholders	(0.40)		(0.43)		(0.46)		(0.49)		(0.47)
Net Asset Value, End of Period	$9.84		$10.01		$10.27		$10.25		$10.46
Total return (c)(d)	2.34%		1.65%		4.76%		2.71%		1.36%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Interest expense	—		—		—	%(f)	—	%(f)	—	%(f)
Net expenses	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50	%(e)	0.50%
Waiver/Reimbursement	0.13%		0.15%		0.17%		0.14%		0.22%
Net investment income	4.03	%(e)	4.03	%(e)	4.01	%(e)	4.03	%(e)	4.05%
Portfolio turnover rate	21%		13%		15%		11%		9%
Net assets, end of period (000's)	$172,604		$170,987		$157,399		$160,021		$178,468

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.65		$10.73		$10.67		$10.86		$11.21
Income from Investment Operations:
Net investment income (b)	0.37		0.38		0.38		0.38		0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.08)		0.11		(0.18)		(0.33)
Total from investment operations	0.29		0.30		0.49		0.20		0.07
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.38)		(0.38)		(0.38)		(0.40)
From net realized gains	—		—	(c)	(0.05)		(0.01)		(0.02)
Total distributions to shareholders	(0.37)		(0.38)		(0.43)		(0.39)		(0.42)
Net Asset Value, End of Period	$10.57		$10.65		$10.73		$10.67		$10.86
Total return (d)(e)	2.83%		2.85%		4.64%		1.88%		0.69%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%
Interest expense	—		—		—	%(g)	—	%(g)	—	%(g)
Net expenses	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75	%(f)	0.75%
Waiver/Reimbursement	0.11%		0.12%		0.13%		0.12%		0.19%
Net investment income	3.54	%(f)	3.51	%(f)	3.55	%(f)	3.54	%(f)	3.70%
Portfolio turnover rate	12%		12%		22%		30%		14%
Net assets, end of period (000's)	$47,970		$48,158		$48,924		$53,054		$48,476

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.65		$10.73		$10.67		$10.86		$11.22
Income from Investment Operations:
Net investment income (b)	0.29		0.30		0.30		0.30		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.08)		0.11		(0.18)		(0.34)
Total from investment operations	0.21		0.22		0.41		0.12		(0.02)
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.30)		(0.30)		(0.30)		(0.32)
From net realized gains	—		—	(c)	(0.05)		(0.01)		(0.02)
Total distributions to shareholders	(0.29)		(0.30)		(0.35)		(0.31)		(0.34)
Net Asset Value, End of Period	$10.57		$10.65		$10.73		$10.67		$10.86
Total return (d)(e)	2.07%		2.08%		3.86%		1.12%		(0.15)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Interest expense	—		—		—	%(g)	—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Waiver/Reimbursement	0.11%		0.12%		0.13%		0.12%		0.19%
Net investment income	2.80	%(f)	2.77	%(f)	2.80	%(f)	2.79	%(f)	2.95%
Portfolio turnover rate	12%		12%		22%		30%		14%
Net assets, end of period (000's)	$2,220		$2,434		$3,119		$4,360		$13,563

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.65		$10.73		$10.67		$10.86		$11.21
Income from Investment Operations:
Net investment income (b)	0.29		0.30		0.30		0.30		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.08)		0.11		(0.18)		(0.33)
Total from investment operations	0.21		0.22		0.41		0.12		(0.01)
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.30)		(0.30)		(0.30)		(0.32)
From net realized gains	—		—	(c)	(0.05)		(0.01)		(0.02)
Total distributions to shareholders	(0.29)		(0.30)		(0.35)		(0.31)		(0.34)
Net Asset Value, End of Period	$10.57		$10.65		$10.73		$10.67		$10.86
Total return (d)(e)	2.07%		2.08%		3.86%		1.12%		(0.06)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Interest expense	—		—		—	%(g)	—	%(g)	—	%(g)
Net expenses	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.50%
Waiver/Reimbursement	0.11%		0.12%		0.13%		0.12%		0.19%
Net investment income	2.79	%(f)	2.77	%(f)	2.80	%(f)	2.79	%(f)	2.95%
Portfolio turnover rate	12%		12%		22%		30%		14%
Net assets, end of period (000's)	$1,898		$967		$1,340		$1,450		$1,860

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2009		2008		2007		2006 (a)		2005
Net Asset Value, Beginning of Period	$10.65		$10.73		$10.67		$10.86		$11.21
Income from Investment Operations:
Net investment income (b)	0.40		0.40		0.41		0.44		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		(0.07)		0.10		(0.21)		(0.33)
Total from investment operations	0.32		0.33		0.51		0.23		0.10
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.41)		(0.40)		(0.41)		(0.43)
From net realized gains	—		—	(c)	(0.05)		(0.01)		(0.02)
Total distributions to shareholders	(0.40)		(0.41)		(0.45)		(0.42)		(0.45)
Net Asset Value, End of Period	$10.57		$10.65		$10.73		$10.67		$10.86
Total return (d)(e)	3.09%		3.10%		4.90%		2.13%		0.94%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%
Interest expense	—		—		—	%(g)	—	%(g)	—	%(g)
Net expenses	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50	%(f)	0.50%
Waiver/Reimbursement	0.11%		0.12%		0.13%		0.12%		0.19%
Net investment income	3.80	%(f)	3.76	%(f)	3.80	%(f)	3.79	%(f)	3.94%
Portfolio turnover rate	12%		12%		22%		30%		14%
Net assets, end of period (000's)	$267,576		$288,262		$273,728		$266,292		$282,024

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Municipal Bond Funds
March 31, 2009

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

Columbia Short Term Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund is a non-diversified fund. Each of the remaining Funds operates as a diversified fund.

Investment Objectives

Columbia Short Term Municipal Bond Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal. Each of the Intermediate Municipal Bond Funds seeks current income exempt from federal income tax and the respective state individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009, the Funds will no longer accept investment in Class B shares from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 1.00% for Columbia Short Term Municipal Bond Fund and 3.25% for the Intermediate Municipal Bond Funds, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares of the Intermediate Municipal Bond Funds are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares of the Intermediate Municipal Bond Funds will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

Municipal Bond Funds, March 31, 2009 (continued)

under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year,

Municipal Bond Funds, March 31, 2009 (continued)

and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax differences resulting primarily from differing treatments for market discount reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Columbia Short Term Municipal Bond Fund	$(541)	$540	$1
Columbia California Intermediate Municipal Bond Fund	—	—	—
Columbia Georgia Intermediate Municipal Bond Fund	(52,157)	52,157	—
Columbia Maryland Intermediate Municipal Bond Fund	(281)	279	2
Columbia North Carolina Intermediate Municipal Bond Fund	38,730	(38,729)	(1)
Columbia South Carolina Intermediate Municipal Bond Fund	(940)	942	(2)
Columbia Virginia Intermediate Municipal Bond Fund	(1,421)	1,422	(1)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Municipal Bond Funds, March 31, 2009 (continued)

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009
	Tax-Exempt Income	Ordinary Income*
Columbia Short Term Municipal Bond Fund	$23,172,325	$68,602
Columbia California Intermediate Municipal Bond Fund	7,949,291	20,957
Columbia Georgia Intermediate Municipal Bond Fund	4,874,897	44,517
Columbia Maryland Intermediate Municipal Bond Fund	6,225,289	67,236
Columbia North Carolina Intermediate Municipal Bond Fund	7,317,552	65,135
Columbia South Carolina Intermediate Municipal Bond Fund	7,942,017	304,440
Columbia Virginia Intermediate Municipal Bond Fund	12,368,344	12,599

	March 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Columbia Short Term Municipal Bond Fund	$13,555,974	$66,161	$—
Columbia California Intermediate Municipal Bond Fund	5,685,805	21,505	—
Columbia Georgia Intermediate Municipal Bond Fund	4,802,493	25,460	—
Columbia Maryland Intermediate Municipal Bond Fund	6,403,998	122,846	—
Columbia North Carolina Intermediate Municipal Bond Fund	7,017,718	18,590	41,957
Columbia South Carolina Intermediate Municipal Bond Fund	7,260,050	32,909	290,817
Columbia Virginia Intermediate Municipal Bond Fund	11,999,834	212,734	136,797

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Short Term Municipal Bond Fund	$2,056,039	$—	$—	$20,167,634
Columbia California Intermediate Municipal Bond Fund	509,930	—	141,523	(4,103,322)
Columbia Georgia Intermediate Municipal Bond Fund	519,166	—	—	(1,427,186)
Columbia Maryland Intermediate Municipal Bond Fund	391,997	—	—	(4,945,098)
Columbia North Carolina Intermediate Municipal Bond Fund	1,096,996	—	—	(2,284,268)
Columbia South Carolina Intermediate Municipal Bond Fund	1,491,659	—	—	(658,719)
Columbia Virginia Intermediate Municipal Bond Fund	1,584,560	—	—	(162,618)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to market discount accretion on debt securities.

Municipal Bond Funds, March 31, 2009 (continued)

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes,

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Short Term Municipal Bond Fund	$21,224,307	$(1,056,673)	$20,167,634
Columbia California Intermediate Municipal Bond Fund	3,207,301	(7,310,623)	(4,103,322)
Columbia Georgia Intermediate Municipal Bond Fund	2,699,554	(4,126,740)	(1,427,186)
Columbia Maryland Intermediate Municipal Bond Fund	5,505,479	(10,450,577)	(4,945,098)
Columbia North Carolina Intermediate Municipal Bond Fund	5,022,246	(7,306,514)	(2,284,268)
Columbia South Carolina Intermediate Municipal Bond Fund	4,372,719	(5,031,438)	(658,719)
Columbia Virginia Intermediate Municipal Bond Fund	10,672,338	(10,834,956)	(162,618)

The following capital loss carryforwards, determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011	2012	2013	2014	2015	2016	2017	Total
Columbia Short Term Municipal Bond Fund	$190,655	$397,238	$2,170,497	$3,786,208	$3,090,745	$1,181,270	$—	$10,816,613
Columbia Georgia Intermediate Municipal Bond Fund	728,393	—	—	—	—	—	—	728,393
Columbia Maryland Intermediate Municipal Bond Fund	421,787	—	828,332	901,428	271,557	—	511	2,423,615
Columbia North Carolina Intermediate Municipal Bond Fund	—	—	—	—	—	—	1,059,085	1,059,085
Columbia South Carolina Intermediate Municipal Bond Fund	—	—	—	—	—	317,772	952,549	1,270,321
Columbia Virginia Intermediate Municipal Bond Fund	—	—	—	—	—	—	72,197	72,197

Capital loss carryforwards utilized during the year ended March 31, 2009 were as follows:

Capital Losses Utilized
Columbia Short Term Municipal Bond Fund	$520,636
Columbia California Intermediate Municipal Bond Fund	222,639
Columbia Georgia Intermediate Municipal Bond Fund	226,333

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses attributed to security transactions and deferred to April 1, 2009 were as follows:

Capital Losses Deferred
Columbia Georgia Intermediate Municipal Bond Fund	$362,720

Municipal Bond Funds, March 31, 2009 (continued)

Capital Losses Deferred
Columbia North Carolina Intermediate Municipal Bond Fund	2,368,896
Columbia South Carolina Intermediate Municipal Bond Fund	1,545,520
Columbia Virginia Intermediate Municipal Bond Fund	340,835

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee, based on each Fund's average daily net assets at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
All Funds (except Columbia Short Term Municipal Bond Fund)	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Municipal Bond Fund	0.30%	0.25%	0.25%	0.25%	0.25%	0.25%

For the year ended March 31, 2009, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Short Term Municipal Bond Fund	0.28%
Columbia California Intermediate Municipal Bond Fund	0.40%
Columbia Georgia Intermediate Municipal Bond Fund	0.40%
Effective Fee Rate
Columbia Maryland Intermediate Municipal Bond Fund	0.40%
Columbia North Carolina Intermediate Municipal Bond Fund	0.40%
Columbia South Carolina Intermediate Municipal Bond Fund	0.40%
Columbia Virginia Intermediate Municipal Bond Fund	0.40%

Municipal Bond Funds, March 31, 2009 (continued)

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee from each Fund, computed daily and paid monthly, at the annual rate of 0.15% of each Fund's average daily net assets less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses of the Funds as follows:

Account Balance Fee Reductions
Columbia Short Term Municipal Bond Fund	$100
Columbia California Intermediate Municipal Bond Fund	60
Columbia Georgia Intermediate Municipal Bond Fund	—
Columbia Maryland Intermediate Municipal Bond Fund	60
Columbia North Carolina Intermediate Municipal Bond Fund	80
Columbia South Carolina Intermediate Municipal Bond Fund	60
Columbia Virginia Intermediate Municipal Bond Fund	111

Municipal Bond Funds, March 31, 2009 (continued)

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Short Term Municipal Bond Fund	$39,571	$16,749	$—	$4,996
Columbia California Intermediate Municipal Bond Fund	1,671	19,645	1,377	406
Columbia Georgia Intermediate Municipal Bond Fund	454	—	—	—
Columbia Maryland Intermediate Municipal Bond Fund	3,179	—	283	—
Columbia North Carolina Intermediate Municipal Bond Fund	2,397	140	229	—
Columbia South Carolina Intermediate Municipal Bond Fund	7,258	—	—	141
Columbia Virginia Intermediate Municipal Bond Fund	2,300	—	97	947

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of the Funds' expenses through July 31, 2009, so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:
Annual Rate
Columbia Short Term Municipal Bond Fund	0.40%
Columbia California Intermediate Municipal Bond Fund	0.50%
Columbia Georgia Intermediate Municipal Bond Fund	0.50%
Columbia Maryland Intermediate Municipal Bond Fund	0.50%
Columbia North Carolina Intermediate Municipal Bond Fund	0.50%
Columbia South Carolina Intermediate Municipal Bond Fund	0.50%
Columbia Virginia Intermediate Municipal Bond Fund	0.50%

Municipal Bond Funds, March 31, 2009 (continued)

There is no guarantee that these expense limitations will continue after July 31, 2009. Columbia and/or the Distributor are entitled to recover from the Funds any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Funds' expenses to exceed the expense limitations in effect at the time of recovery.

At March 31, 2009, the amounts potentially recoverable pursuant to this arrangement are as follows:

	Amount of potential recovery expiring March 31,			Total potential	Amount recovered during the year ended
	2012	2011	2010	recovery	3/31/09
Columbia Short Term Municipal Bond Fund	$602,386	$470,889	$554,470	$1,627,745	$—
Columbia California Intermediate Municipal Bond Fund	299,298	245,824	269,630	814,752	—
Columbia Georgia Intermediate Municipal Bond Fund	212,433	246,888	251,480	710,801	—
Columbia Maryland Intermediate Municipal Bond Fund	239,429	267,402	292,639	799,470	—
Columbia North Carolina Intermediate Municipal Bond Fund	259,156	293,196	305,301	857,653	—
Columbia South Carolina Intermediate Municipal Bond Fund	267,234	273,304	316,287	856,825	—
Columbia Virginia Intermediate Municipal Bond Fund	367,033	386,045	429,520	1,182,598	—

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Other

Certain Funds have made investments of cash balances in Columbia Tax-Exempt Reserves and/or Columbia California Tax-Exempt Reserves, other portfolios of the Trust, pursuant to an exemptive order received from, and to a rule adopted by, the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliates" on the Statements of Operations. Columbia earned advisory and administration fees on the investments made in Columbia Tax-Exempt Reserves and Columbia California Tax-Exempt Reserves, in addition to the advisory

Municipal Bond Funds, March 31, 2009 (continued)

and administration fees earned by Columbia from the Funds. For the year ended March 31, 2009, Columbia earned the following fees related to investments in affiliated funds:

	Advisory Fees (earned by Columbia)	Administration Fees (earned by Columbia)
Columbia Short Term Municipal Bond Fund	$46,457	$12,021
Columbia California Intermediate Municipal Bond Fund	15,405	4,022
Columbia Georgia Intermediate Municipal Bond Fund	8,535	2,208
Columbia Maryland Intermediate Municipal Bond Fund	10,989	2,925
Columbia North Carolina Intermediate Municipal Bond Fund	14,406	3,754
Columbia South Carolina Intermediate Municipal Bond Fund	14,216	3,742
Columbia Virginia Intermediate Municipal Bond Fund	15,307	4,001

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Short Term Municipal Bond Fund	$4,647
Columbia California Intermediate Municipal Bond Fund	16
Columbia Georgia Intermediate Municipal Bond Fund	2
Columbia Maryland Intermediate Municipal Bond Fund	12
Columbia North Carolina Intermediate Municipal Bond Fund	17
Columbia South Carolina Intermediate Municipal Bond Fund	145
Columbia Virginia Intermediate Municipal Bond Fund	76

Note 6. Portfolio Information

For the year ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Short Term Municipal Bond Fund	$1,445,677,421	$747,375,806
Columbia California Intermediate Municipal Bond Fund	46,358,147	41,374,490
Columbia Georgia Intermediate Municipal Bond Fund	27,849,631	26,118,087
Columbia Maryland Intermediate Municipal Bond Fund	17,260,263	19,890,709
Columbia North Carolina Intermediate Municipal Bond Fund	39,759,854	34,239,156

Municipal Bond Funds, March 31, 2009 (continued)

	Purchases	Sales
Columbia South Carolina Intermediate Municipal Bond Fund	$49,422,339	$41,680,543
Columbia Virginia Intermediate Municipal Bond Fund	38,543,339	47,483,215

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, Columbia Short Term Municipal Bond Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $15,333,333 at a weighted average interest rate of 1.55%, respectively.

Note 8. Shares of Beneficial Interest

As of March 31, 2009, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding
Columbia Short Term Municipal Bond Fund	73.5
Columbia California Intermediate Municipal Bond Fund	84.3
Columbia Georgia Intermediate Municipal Bond Fund	83.9
Columbia Maryland Intermediate Municipal Bond Fund	79.4
Columbia North Carolina Intermediate Municipal Bond Fund	81.2
Columbia South Carolina Intermediate Municipal Bond Fund	81.7
Columbia Virginia Intermediate Municipal Bond Fund	81.9

As of March 31, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding
Columbia California Intermediate Municipal Bond Fund	1	5.2

Municipal Bond Funds, March 31, 2009 (continued)

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

Each of the Funds holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At March 31, 2009, private insurers who insured greater than 5% of the total net assets of the Funds were as follows:

Columbia Short Term Municipal Bond Fund

Insurer	% of Total Net Assets
MBIA Insurance Corp.	6.5
Ambac Assurance Corp.	6.4
Financial Security Assurance, Inc.	6.4

Columbia California Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Financial Security Assurance, Inc.	16.5
Ambac Assurance Corp.	15.8
Financial Guaranty Insurance Co.	13.7
MBIA Insurance Corp.	10.5

Columbia Georgia Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Financial Security Assurance, Inc.	23.0
MBIA Insurance Corp.	19.3
Ambac Assurance Corp.	8.5

Columbia Maryland Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Financial Guaranty Insurance Co.	11.9
Financial Security Assurance, Inc.	7.5
Ambac Assurance Corp.	7.2
MBIA Insurance Corp.	5.4

Columbia South Carolina Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Financial Security Assurance, Inc.	24.3
MBIA Insurance Corp.	9.6
Ambac Assurance Corp.	8.5
Assured Guaranty Corp.	6.3

Columbia Virginia Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
MBIA Insurance Corp.	18.7
Financial Security Assurance, Inc.	12.8

At May 5, 2009, MBIA Insurance Corp., Financial Guaranty Insurance Co., Ambac Assurance Corp., Financial Security Assurance, Inc. and Assured Guaranty Corp. were rated by Standard & Poors AA-, Non Rated, A, AAA and AAA, respectively.

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Non-Diversified Risk

Columbia Maryland Intermediate Municipal Bond Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater

Municipal Bond Funds, March 31, 2009 (continued)

number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

Municipal Bond Funds, March 31, 2009 (continued)

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 10. Business Combinations and Mergers

On March 28, 2008, Short-Term Tax-Exempt Securities Fund, a series of Excelsior Tax-Exempt Funds Inc., merged into Columbia Short Term Municipal Bond Fund. Columbia Short Term Municipal Bond Fund received a tax-free transfer of assets from Short-Term Tax-Exempt Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
9,476,089	$97,847,055	$1,177,841

Net Assets of Columbia Short Term Municipal Bond Fund Prior to Combination	Net Assets of Short-Term Tax-Exempt Securities Fund Immediately Prior to Combination	Net Assets of Columbia Short Term Municipal Bond Fund Immediately After Combination
$466,423,839	$97,847,055	$564,270,894

1  Unrealized appreciation is included in the Net Assets Received.

On March 28, 2008, California Short-Intermediate Term Tax-Exempt Income Fund, a series of Excelsior Tax-Exempt Funds Inc., merged into Columbia California Intermediate Municipal Bond Fund. Columbia California Intermediate Municipal Bond Fund received a tax-free transfer of assets from California Short-Intermediate Term Tax-Exempt Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
5,066,126	$48,045,319	$290,869

Net Assets of Columbia California Intermediate Municipal Bond Fund Prior to Combination	Net Assets of California Short-Intermediate Term Tax-Exempt Income Fund Immediately Prior to Combination	Net Assets of Columbia California Intermediate Municipal Bond Fund Immediately After Combination
$170,156,721	$48,045,319	$218,202,040

1  Unrealized appreciation is included in the Net Assets Received.

Note 11. Subsequent Event

Columbia has voluntarily agreed to waive fees and/or reimburse expenses effective August 1, 2009, for each Fund so that the expenses incurred by each Fund (exclusive of any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Columbia Short Term Municipal Bond Fund	0.50%
Columbia California Intermediate Municipal Bond Fund	0.55%
Columbia Georgia Intermediate Municipal Bond Fund	0.55%
Columbia Maryland Intermediate Municipal Bond Fund	0.55%
Columbia North Carolina Intermediate Municipal Bond Fund	0.55%
Columbia South Carolina Intermediate Municipal Bond Fund	0.55%
Columbia Virginia Intermediate Municipal Bond Fund	0.55%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 22, 2009

Federal Income Tax Information (Unaudited) — Municipal Bond Funds

For the fiscal year ended March 31, 2009, the following percentage of distributions made from net investment income of the Columbia Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

Fund	Federal Exempt Percentage
Columbia Short Term Municipal Bond Fund	99.7%
Columbia California Intermediate Municipal Bond Fund	99.7
Columbia Georgia Intermediate Municipal Bond Fund	99.1
Columbia Maryland Intermediate Municipal Bond Fund	98.9
Columbia North Carolina Intermediate Municipal Bond Fund	99.1
Columbia South Carolina Intermediate Municipal Bond Fund	96.3
Columbia Virginia Intermediate Municipal Bond Fund	99.9

Columbia California Intermediate Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2009, $148,599, or if subsequently determined to be different, the net capital gain of such year.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Funds in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Spectrum Brands, Inc. (consumer products); Director—Simmons Company (bedding); Director—The Finish Line (sportswear).

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; President, Retail Banking—IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer—ING Americas, from 1999 through April 2003; oversees 66; Director—Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)`	Retired. President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 66; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee and Chairman—Research Foundation of CFA Institute.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero (Born 1946)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor—McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director—Renaissance Reinsurance Ltd.; Director—Penn Mutual Life Insurance Company; Director—Citigroup.

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation, Chairman—The Daniel-Mickel Foundation; oversees 66; Board Member—Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Board Consideration and Re-Approval of Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Fund Performance and Expenses

The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Funds.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review a report of CMA at each of its quarterly meetings, which includes, among other things, Fund performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.

November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised

Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

    Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

    Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

    Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

    Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

  Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

Important Information About This Report – Municipal Bond Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Municipal Bond Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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Columbia Management®

Columbia Municipal Bond Funds

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/10812-0309 (05/09) 09/78879

Annual Report

March 31, 2009

Columbia Masters Portfolios

■	Columbia Masters Global Equity Portfolio

■	Columbia Masters Heritage Portfolio

■	Columbia Masters International Equity Portfolio

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient¹. Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

[1]

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Economic Update – Columbia Masters Portfolios

Summary

For the 12-month period that ended March 31, 2009

■	Stock markets across the world fell sharply, as measured in U.S. dollars by the MSCI World Index and the MSCI EAFE Index. A rising dollar further depressed losses in foreign markets.

MSCI World Index	MSCI EAFE Index

–42.58%	–46.51%

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Economic growth slowed around the world during the 12-month period that began April 1, 2008 and ended March 31, 2009. Most major developed economies slipped into recession in 2008, with little relief in sight for the first half of 2009. In the United States, the downturn was even sharper than anticipated. Fourth quarter 2008 growth was reported at negative 6.3% — the worst quarter on record for the U.S. economy since 1982. The United Kingdom, Germany, Japan, South Korea and Singapore are also in recession. Although the economies of emerging market countries have largely avoided recession, the global slowdown has taken the steam out of their economic growth as exports to developed markets fell off sharply.

Trouble in global financial system

Troubles that began in the U.S. subprime mortgage market spread across Europe and entangled the world’s financial systems during the 12-month period. A meltdown within the U.S. financial sector claimed several major institutions and led others to seek bailouts, restructuring or both. Central banks around the world stepped in to infuse liquidity as credit dried up in 2008. Conditions have since eased, but more rigorous lending standards have severely limited access to credit in both developed and emerging markets, further hampering economic growth.

In the United States, unemployment has risen sharply over the past year, putting pressure on consumer spending. Western Europe and Japan, which rely heavily on exports, have experienced sharp declines in export trade. A weak housing market prevails in the United States and the United Kingdom. Even China’s economy has exhibited signs of weakness. In the last quarter of 2008, annualized gross domestic product fell to 6.8%, compared to more than 13% in 2007.1 An estimated 20 million jobs have been lost in China, according to Moody’s Investors Service. India reported a loss of 3 million jobs due to shrinking exports.

Many central banks have reduced short-term borrowing rates while governments have increased spending in an effort to stimulate economic growth. However, these efforts may not be rewarded until later this year or next. The only other spark in this otherwise dark outlook is that commodity prices have fallen, easing one heavy burden on consumer budgets.

Stock markets experience sharp declines

Against this weak economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index.2 Losses extended across all market caps and both growth and value, although growth stocks held up slightly better

[1]	UBS Investment Research, Asian Economic Monitor, March 2009.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

1

Economic Update (continued) – Columbia Masters Portfolios

than value stocks, as measured by their respective Russell indices.3 Stock markets outside the United States suffered even greater losses. The MSCI World Index, which includes the U.S. market, returned negative 42.58%. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.51% (in U.S. dollars) for the period. Emerging stock markets, which have generally had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, the MSCI Emerging Markets Index4 returned negative 47.07% (in U.S. dollars). However, foreign stock market performance showed some improvement in the final months of the period, outperforming U.S. stocks for the first time in a year. Emerging market indices generally experienced larger gains in March than the major market indices.

Past performance is no guarantee of future results.

[3]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

[4]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

2

Portfolio Profile – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–45.32% Class A shares (without sales charge)

–42.58% MSCI World Index

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the portfolio’s Class A shares returned negative 45.32% without sales charge.

■

In a period of contracting economic growth and sharply falling stock prices, the portfolio, its benchmark, the MSCI World Index,[1] and the average return of its peer group, the Lipper Global Multi-Cap Core Funds Classification,[2] all lost more than 40%.

■	Three of the four underlying funds lagged their respective benchmarks.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 1990.

[1]

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

3

Performance Information – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.96
Class B	2.71
Class C	2.71
Class Z	1.71

Annual operating expense ratio after contractual waivers (%)*

Class A	1.20
Class B	1.95
Class C	1.95
Class Z	0.95

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying fund, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 02/15/06 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters Global Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/09 ($)

Sales charge	without	with
Class A	6,480	6,107
Class B	6,335	6,170
Class C	6,334	6,334
Class Z	6,546	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06
Sales charge	without	with	without	with	without	with	without
1-year	–45.32	–48.48	–45.68	–48.25	–45.74	–46.25	–45.09
Life	–12.97	–14.61	–13.60	–14.32	–13.60	–13.60	–12.69

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

4

Understanding Your Expenses – Columbia Masters Global Equity Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	669.51	1,023.68	1.04	1.26	0.25
Class B	1,000.00	1,000.00	667.51	1,019.95	4.16	5.04	1.00
Class C	1,000.00	1,000.00	666.72	1,019.95	4.16	5.04	1.00
Class Z	1,000.00	1,000.00	671.10	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters Global Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

5

Portfolio Managers’ Report – Columbia Masters Global Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	5.57
Class B	5.50
Class C	5.50
Class Z	5.61

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.57
Class B	0.57
Class C	0.57
Class Z	0.57

For the 12-month period that ended March 31, 2009, the portfolio’s Class A shares returned negative 45.32% without sales charge. This compares with a negative 42.58% return for the portfolio’s benchmark, the MSCI World Index,1 over the same period. The average return for the portfolio’s peer group, the Lipper Global Multi-Cap Core Funds Classification,2 was negative 40.10%. The portfolio invests in shares of four Columbia Funds (the underlying funds), dividing its assets as follows: Columbia Strategic Investor Fund—25%; Columbia Marsico 21st Century Fund—25%; Columbia Multi-Advisor International Equity Fund—40%; and Columbia Acorn International—10%. Three of the four underlying funds lagged their respective benchmarks.

On February 20, 2009, the portfolio’s management team changed. Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield took over as co-managers of the portfolio.

A challenging environment for the financial markets

Global stock markets continued to fall as a credit crisis rooted in the U.S. subprime market spread uncertainty around the world. Returns in all major foreign stock markets were negative over the past year as slowing economic activity and continued instability within the financial markets kept pressure on earnings and stock prices. In this environment, the underlying funds in the portfolio and their respective benchmarks experienced significant losses during the period. Columbia Marsico 21st Century Fund underperformed the Russell 3000 Index,3 returning negative 46.20% compared to the negative 38.20% return for the index. Columbia Strategic Investor Fund underperformed the Russell 1000 Index4 by a small margin, returning negative 38.38% compared to negative 38.27% for the index. Columbia Multi-Advisor International Equity Fund underperformed the MSCI EAFE Index,5 returning negative 48.06% compared to the index return of negative 46.51%. Columbia Acorn International performed slightly better than the S&P Global ex-U.S. Between $500 Million to $5 Billion Index,6 returning negative 46.99% versus the index return of negative 47.39%.

Looking ahead

As governments around the world aggressively implement stimulus packages, small pockets of economic data suggest that these measures may already be helping to stem

[1]	The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

[3]	The Russell 3000 Index measures the performance of 3,000 of the largest US companies, based on market capitalization.

[4]	The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[6]

The S&P Global ex-U.S. Between $500 Million to $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

6

Portfolio Managers’ Report (continued) – Columbia Masters Global Equity Portfolio the economic decline. The recent market downturn is the worst in more than 30 years, but it is not unprecedented. History shows that despite sharp declines that serve to restore balance at market extremes, stocks have been strong performers over the long term. However, investors who move in and out of the markets, trying to avoid downturns and catch upturns, often lose out on positive returns because they make their moves at exactly the wrong time. In today’s environment, as always, we believe that investors who stay focused on their goals have the potential to benefit over the long term from the broad equity diversification offered by Columbia Masters Global Equity Portfolio, even though diversification does not ensure a profit or guarantee against a loss.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Columbia Masters Portfolios reserve the right to add or remove underlying funds at any time.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may be subject to specific business risks that have caused the stocks to be out of favor.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the portfolio invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Portfolio Profile – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–31.84% Class A shares (without sales charge)

–38.09% S&P 500 Index

+1.96% Barclays Capital U.S. Intermediate Government/Credit Bond Index

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the portfolio’s Class A shares returned negative 31.84% without sales charge.

■

In a period of contracting economic growth and sharply falling stock prices, the portfolio, its equity benchmark, the S&P 500 Index,[1] and the average return of its peer group, the Lipper Global Flexible Portfolio Funds Classification,[2] all lost more than 30%. The portfolio’s fixed income benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index,[3] returned 1.96%.

■	All three underlying funds in the portfolio underperformed their respective benchmarks.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 1990.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

[3]

The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Bond Index) tracks the performance of intermediate term U.S. government and corporate bonds.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

8

Performance Information – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.46
Class B	2.21
Class C	2.21
Class Z	1.21

Annual operating expense ratio after contractual waivers (%)*

Class A	1.12
Class B	1.87
Class C	1.87
Class Z	0.87

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying fund, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 02/15/06 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters Heritage Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. The Barclays Capital U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term US government and corporate bonds. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/09 ($)

Sales charge	without	with
Class A	7,786	7,338
Class B	7,609	7,408
Class C	7,609	7,609
Class Z	7,835	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06
Sales charge	without	with	without	with	without	with	without
1-year	–31.84	–35.74	–32.34	–35.55	–32.34	–32.99	–31.66
Life	–7.70	–9.43	–8.38	–9.16	–8.38	–8.38	–7.51

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

9

Understanding Your Expenses – Columbia Masters Heritage Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	760.11	1,023.68	1.10	1.26	0.25
Class B	1,000.00	1,000.00	757.22	1,019.95	4.38	5.04	1.00
Class C	1,000.00	1,000.00	757.22	1,019.95	4.38	5.04	1.00
Class Z	1,000.00	1,000.00	760.51	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	Columbia Masters Heritage Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

10

Portfolio Managers’ Report – Columbia Masters Heritage Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	6.66
Class B	6.69
Class C	6.69
Class Z	6.64

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.56
Class B	0.50
Class C	0.50
Class Z	0.58

For the 12-month period that ended March 31, 2009, the portfolio’s Class A shares returned negative 31.84% without sales charge. The portfolio’s equity benchmark, the S&P 500 Index, returned negative 38.09% and the portfolio’s fixed income benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, returned 1.96%.1 The portfolio’s return was slightly lower than the negative 31.36% average return of its peer group, the Lipper Global Flexible Portfolio Funds Classification.2 The portfolio generally divides its assets equally among Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund (the underlying funds). All three underlying funds underperformed their respective benchmarks for the period.

On February 20, 2009, the portfolio’s management team changed. Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield took over as co-managers of the portfolio.

A challenging environment for the financial markets

Stock prices continued to fall and many bond market sectors remained under pressure as a credit crisis rooted in the U.S. subprime market continued to spread uncertainty around the world. Returns in all major U.S. stock market segments were negative over the past year as slowing economic activity and continued instability weighed on earnings and stock prices. In this environment, the underlying funds in the portfolio and two out of three of their respective benchmarks experienced losses during the period. Columbia Marsico 21st Century Fund underperformed the Russell 3000 Index,3 returning negative 46.20% compared to the negative 38.20% return for the index. Columbia Strategic Investor Fund fell just short of the Russell 1000 Index, 4 returning negative 38.38% compared to negative 38.27% for the index. Columbia Strategic Income Fund underperformed Barclays Capital U.S. Government/Credit Bond Index,5 returning negative 6.73% compared to a gain of 1.78% for the index.

Looking ahead

As the U.S. government, the Federal Reserve Board and the U.S. Treasury have taken active steps to stabilize the financial system and stimulate economic growth, small pockets of data suggest that these measures may already be helping to stem the economic decline. The recent market downturn is the worst in more than 30 years, but it is not unprecedented. History shows that despite sharp declines that serve to restore balance at market extremes, the stock market has been a strong performer over the long term. However, investors who move in and out of the markets, trying to avoid

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Barclays Capital U.S. Intermediate Government/Credit Bond Index tracks the performance of intermediate term US government and corporate bonds.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

[3]	The Russell 3000 Index measures the performance of 3,000 of the largest US companies, based on market capitalization.

[4]	The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization.

[5]

The Barclays Capital U.S. Government/Credit Bond Index (formerly Lehman Brothers U.S. Government/Credit Bond Index) tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

11

Portfolio Managers’ Report (continued) – Columbia Masters Heritage Portfolio downturns and catch upturns, often lose out on positive returns because they make their moves at exactly the wrong time. In today’s environment, as always, we believe that investors who stay focused on their goals have the potential to benefit over the long term from the broad diversification offered by Columbia Masters Heritage Portfolio, even though diversification does not ensure a profit or guarantee against a loss.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Columbia Masters Portfolios reserve the right to add or remove underlying funds at any time.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may be subject to specific business risks that have caused the stocks to be out of favor.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers.

Investing in high-yield or “junk” bonds offers the potential for higher income than investments in investment-grade bonds, but also involves a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

12

Portfolio Profile – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/09

–48.03% Class A shares
(without sales charge)

–46.51% MSCI EAFE Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth.) Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2009, the portfolio’s Class A shares returned negative 48.03% without sales charge.

■

In a period of contracting economic growth and sharply falling stock prices, the portfolio, its benchmark, the MSCI EAFE Index,[1] and the average return of its peer group, the Lipper International Multi-Cap Core Funds Classification,[2] all lost more than 45%.

■	One of the portfolio’s underlying funds underperformed its benchmark while the other held up slightly better than its benchmark during this challenging period.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors or affiliate organizations since 1990.

‘1

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

13

Performance Information – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.41
Class B	2.16
Class C	2.16
Class R	1.66
Class Z	1.16
Annual operating expense ratio after contractual waivers (%)*

Class A	1.18
Class B	1.93
Class C	1.93
Class R	1.43
Class Z	0.93

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/09. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying fund, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 02/15/06 – 03/31/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters International Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance of a $10,000 investment 02/15/06 – 03/31/09 ($)

Sales charge	without	with
Class A	6,370	6,003
Class B	6,237	6,074
Class C	6,226	6,226
Class R	6,326	n/a
Class Z	6,426	n/a

Average annual total return as of 03/31/09 (%)

Share class	A		B		C		R	Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06	02/15/06
Sales charge	without	with	without	with	without	with	without	without
1-year	–48.03	–51.02	–48.35	–50.79	–48.39	–48.88	–48.12	–47.84
Life	–13.45	–15.07	–14.03	–14.75	–14.08	–14.08	–13.64	–13.20

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

14

Understanding Your Expenses – Columbia Masters International Equity Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	675.29	1,023.68	1.04	1.26	0.25
Class B	1,000.00	1,000.00	673.70	1,019.95	4.17	5.04	1.00
Class C	1,000.00	1,000.00	673.30	1,019.95	4.17	5.04	1.00
Class R	1,000.00	1,000.00	675.29	1,022.44	2.09	2.52	0.50
Class Z	1,000.00	1,000.00	677.29	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Masters International Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

15

Portfolio Managers’ Report – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/09 ($)
Class A	5.49
Class B	5.43
Class C	5.42
Class R	5.47
Class Z	5.52

Distributions declared per share

04/01/08 – 03/31/09 ($)
Class A	0.56
Class B	0.56
Class C	0.56
Class R	0.56
Class Z	0.56

For the 12-month period that ended March 31, 2009, the portfolio’s Class A shares returned negative 48.03% without sales charge. The fund’s benchmark, the MSCI EAFE Index,1 returned negative 46.51% over the same period. The average return for the portfolio’s peer group, the Lipper International Multi-Cap Core Funds Classification,2 was negative 45.80%. The portfolio invests in shares of two Columbia Funds (the underlying funds), generally dividing its assets as follows: Columbia Multi-Advisor International Equity Fund—80%; and Columbia Acorn International—20%. These underlying funds generated mixed results against their individual benchmarks.

On February 20, 2009, the portfolio’s management team changed. Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield took over as co-managers of the portfolio.

A challenging environment for the financial markets

Global stock markets continued to fall as a credit crisis rooted in the U.S. subprime market spread uncertainty around the world. Returns in all major foreign stock markets were negative over the past year as slowing economic activity and continued instability within the financial markets kept pressure on earnings and stock prices. In this environment, the underlying funds in the portfolio and their respective benchmarks experienced significant losses during the period. Columbia Multi-Advisor International Equity Fund’s performance was below that of the MSCI EAFE Index, returning negative 48.06% compared to the index return of negative 46.51%. Columbia Acorn International Fund held up better than the S&P Global ex-U.S. Between $500 Million to $5 Billion Index,3 returning negative 46.99% versus the index return of negative 47.39%.

Looking ahead

As foreign governments join the U.S. government in aggressively implementing stimulus packages, small pockets of economic data suggest that these measures may already be helping to stem the economic decline. The recent market downturn is the worst in more than 30 years, but it is not unprecedented. History shows that despite sharp declines that serve to restore balance at market extremes, the stock market has been a strong performer over the long term. However, investors who move in and out of the markets, trying to avoid downturns and catch upturns, often lose out on positive returns because they make their moves at exactly the wrong time. In today’s environment, as always, we believe that investors who stay focused on their goals have the potential to benefit over the long term from the broad equity diversification offered by Columbia Masters International Equity Portfolio, even though diversification does not ensure a profit or guarantee against a loss.

[1]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

[3]

The S&P Global ex-U.S. Between $500 Million to $5 Billion Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

16

Portfolio Managers’ Report (continued) – Columbia Masters International Equity Portfolio

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Columbia Masters Portfolios reserves the right to add or remove underlying funds at any time.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Value stocks may be subject to specific business risks that have caused the stocks to be out of favor.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries in which the portfolio invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

17

Investment Portfolio – Columbia Masters Global Equity Portfolio

March 31, 2009

	Shares	Value ($)
Investment Companies(a) – 100.7%
Columbia Acorn International, Class Z	83,646	1,760,740
Columbia Marsico 21st Century Fund, Class Z	568,442	4,428,162
Columbia Multi-Advisor International Equity Fund, Class Z	877,108	7,025,638
Columbia Strategic Investor Fund, Class Z	395,886	4,429,967

Total Investment Companies (cost of $33,050,050)		17,644,507

Total Investments – 100.7% (cost of $33,050,050)(b)		17,644,507

Other Assets & Liabilities, Net – (0.7)%		(116,491)

Net Assets – 100.0%		17,528,016

Notes to Investment Portfolio:

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$17,644,507	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$17,644,507	$—

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $34,054,666.

See Accompanying Notes to Financial Statements.

18

Investment Portfolio – Columbia Masters Heritage Portfolio

March 31, 2009

		Shares	Value ($)
Investment Companies(a) – 100.3%
	Columbia Marsico 21st Century Fund, Class Z	2,701,083	21,041,435
	Columbia Strategic Income Fund, Class Z	4,224,151	21,543,168
	Columbia Strategic Investor Fund, Class Z	2,018,867	22,591,120

	Total Investment Companies (cost of $101,571,227)		65,175,723

	Total Investments – 100.3% (cost of $101,571,227)(b)		65,175,723

	Other Assets & Liabilities, Net – (0.3)%		(216,926)

	Net Assets – 100.0%		64,958,797

Notes to Investment Portfolio:

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$65,175,723	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$65,175,723	$—

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $102,603,646.

See Accompanying Notes to Financial Statements.

19

Investment Portfolio – Columbia Masters International Equity Portfolio

March 31, 2009

	Shares	Value ($)
Investment Companies(a) – 100.1%
Columbia Acorn International, Class Z	1,077,326	22,677,717
Columbia Multi-Advisor International Equity Fund, Class Z	11,541,252	92,445,429

Total Investment Companies (cost of $227,876,446)		115,123,146

Total Investments – 100.1% (cost of $227,876,446)(b)		115,123,146

Other Assets & Liabilities, Net – (0.1)%		(150,422)

Net Assets – 100.0%		114,972,724

Notes to Investment Portfolio:

On April 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of March 31, 2009, in valuing the Portfolio’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$115,123,146	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$115,123,146	$—

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $242,136,325.

See Accompanying Notes to Financial Statements.

20

Statements of Assets and Liabilities – Columbia Masters Portfolios

March 31, 2009

	Columbia Masters Global Equity Portfolio ($)	Columbia Masters Heritage Portfolio ($)	Columbia Masters International Equity Portfolio ($)
Assets
Affiliated investments, at identified cost	33,050,050	101,571,227	227,876,446

Affiliated investments, at value	17,644,507	65,175,723	115,123,146
Receivable for:
Investments sold	23,521	75,304	154,427
Portfolio shares sold	9,705	37,720	63,657
Expense reimbursement due from investment advisor	14,311	23,207	39,911
Other assets	331	1,039	2,088

Total Assets	17,692,375	65,312,993	115,383,229

Liabilities
Payable for:
Portfolio shares repurchased	85,240	243,229	281,739
Transfer agent fee	9,191	19,002	46,689
Trustees’ fees	14,627	14,602	14,253
Audit fee	17,292	17,292	17,292
Legal fees	12,001	12,149	12,355
Pricing and bookkeeping fees	2,174	2,194	2,194
Custody fee	835	835	835
Distribution and service fees	7,718	29,317	19,575
Reports to shareholders	14,042	14,337	14,224
Chief compliance officer expenses	163	171	160
Other liabilities	1,076	1,068	1,189

Total Liabilities	164,359	354,196	410,505

Net Assets	17,528,016	64,958,797	114,972,724

Net Assets Consist of
Paid-in capital	37,788,129	104,820,544	262,253,254
Undistributed net investment income	37,039	—	1,574,766
Accumulated net realized loss	(4,891,609)	(3,466,243)	(36,101,996)
Net unrealized depreciation on investments	(15,405,543)	(36,395,504)	(112,753,300)

Net Assets	17,528,016	64,958,797	114,972,724

See Accompanying Notes to Financial Statements.

21

Statements of Assets and Liabilities (continued) – Columbia Masters Portfolios

March 31, 2009

	Columbia Masters Global Equity Portfolio		Columbia Masters Heritage Portfolio	Columbia Masters International Equity Portfolio
Class A
Net assets	$10,348,118		$38,188,427	$44,547,987
Shares outstanding	1,857,463		5,732,413	8,109,206
Net asset value per share(a)	$5.57		$6.66	$5.49
Maximum sales charge	5.75%		5.75%	5.75%
Maximum offering price per share(b)	$5.91		$7.07	$5.82

Class B
Net assets	$3,778,260		$14,152,227	$3,042,765
Shares outstanding	687,303		2,115,366	560,664
Net asset value and offering price per share(a)	$5.50		$6.69	$5.43

Class C
Net assets	$2,942,222		$11,576,209	$9,087,363
Shares outstanding	534,647		1,730,258	1,675,674
Net asset value and offering price per share(a)	$5.50		$6.69	$5.42

Class R
Net assets	$—		$—	$26,450
Shares outstanding	—		—	4,839
Net asset value and offering price per share	$—		$—	$5.47	(c)

Class Z
Net assets	$459,416		$1,041,934	$58,268,159
Shares outstanding	81,961		156,834	10,559,004
Net asset value, offering and redemption price per share	$5.61	(c)	$6.64	$5.52	(c)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and for, Columbia Masters Global Equity Portfolio and Columbia Masters International Equity Portfolio, any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Redemption price per share is equal to net asset value less any applicable redemption fees.

See Accompanying Notes to Financial Statements.

22

Statements of Operations – Columbia Masters Portfolios

For the Year Ended March 31, 2009

	Columbia Masters Global Equity Portfolio ($)	Columbia Masters Heritage Portfolio ($)	Columbia Masters International Equity Portfolio ($)
Investment Income
Dividends from affiliates	167,657	2,520,130	1,543,568

Total Investment Income	167,657	2,520,130	1,543,568

Expenses
Distribution fee:
Class B	47,064	144,500	41,003
Class C	38,968	131,489	143,378
Class R	—	—	151
Service fee:
Class A	44,387	136,180	217,115
Class B	15,688	48,167	13,668
Class C	12,989	43,830	47,815
Transfer agent fee	63,301	130,136	228,566
Pricing and bookkeeping fees	26,152	26,163	26,151
Trustees’ fees	(301)	(301)	(427)
Custody fee	5,030	5,024	5,043
Registration fees	40,969	40,204	62,213
Audit fee	27,453	27,453	27,454
Legal fees	48,049	45,853	47,477
Reports to shareholders	42,448	48,308	76,582
Chief compliance officer expenses	639	657	699
Other expenses	6,015	7,040	10,061

Total Expenses	418,851	834,703	946,949

Fees waived or expenses reimbursed by investment advisor	(259,594)	(330,397)	(483,770)
Expense reductions	(161)	(140)	(49)

Net Expenses	159,096	504,166	463,130

Net Investment Income	8,561	2,015,964	1,080,438

Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received
Net realized gain (loss) on:
Capital gains distributions received	260,604	—	3,260,052
Affiliated investments	(4,731,705)	(3,245,691)	(37,989,416)

Net realized loss	(4,471,101)	(3,245,691)	(34,729,364)
Net change in unrealized appreciation (depreciation) on investments	(13,170,699)	(34,085,146)	(91,142,049)

Net Loss	(17,641,800)	(37,330,837)	(125,871,413)

Net Decrease Resulting from Operations	(17,633,239)	(35,314,873)	(124,790,975)

See Accompanying Notes to Financial Statements.

23

Statements of Changes in Net Assets – Columbia Masters Portfolios

Increase (Decrease) in Net Assets	Columbia Masters Global Equity Portfolio		Columbia Masters Heritage Portfolio		Columbia Masters International Equity Portfolio
	Year Ended March 31, 2009 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2009 ($)	Year Ended March 31, 2008 ($)	Year Ended March 31, 2009 ($)	Year Ended March 31, 2008 ($)
Operations
Net investment income	8,561	178,849	2,015,964	1,912,841	1,080,438	2,890,235
Net realized gain (loss) on investments and capital gains distributions received	(4,471,101)	3,148,795	(3,245,691)	4,779,105	(34,729,364)	21,956,755
Net change in unrealized appreciation (depreciation) on investments	(13,170,699)	(3,694,340)	(34,085,146)	(4,794,451)	(91,142,049)	(27,908,281)

Net increase (decrease) resulting from operations	(17,633,239)	(366,696)	(35,314,873)	1,897,495	(124,790,975)	(3,061,291)

Distributions to Shareholders
From net investment income:
Class A	—	(194,763)	(1,342,663)	(1,385,734)	—	(1,466,193)
Class B	—	(10,653)	(333,837)	(242,397)	—	(50,977)
Class C	—	(12,802)	(296,733)	(222,371)	—	(200,355)
Class R	—	—	—	—	—	(480)
Class Z	—	(14,100)	(44,065)	(66,412)	—	(1,358,042)
From net realized gains:
Class A	(1,289,385)	(963,268)	(2,240,360)	(691,008)	(6,297,110)	(5,937,125)
Class B	(451,990)	(343,924)	(765,491)	(250,398)	(384,037)	(431,500)
Class C	(383,130)	(262,548)	(715,834)	(230,214)	(1,386,698)	(1,540,585)
Class R	—	—	—	—	(2,274)	(1,549)
Class Z	(56,069)	(35,746)	(71,619)	(27,455)	(5,017,621)	(3,788,037)

Total distributions to shareholders	(2,180,574)	(1,837,804)	(5,810,602)	(3,115,989)	(13,087,740)	(14,774,843)

Net Capital Stock Transactions	(2,406,028)	10,945,057	(6,373,148)	21,011,509	8,384,453	128,740,257

Redemption fees	1,330	5,556	—	—	39,630	22,974
Total increase (decrease) in net assets	(22,218,511)	8,746,113	(47,498,623)	19,793,015	(129,454,632)	110,927,097

Net Assets
Beginning of period	39,746,527	31,000,414	112,457,420	92,664,405	244,427,356	133,500,259
End of period	17,528,016	39,746,527	64,958,797	112,457,420	114,972,724	244,427,356
Undistributed net investment income at end of period	37,039	—	—	25,553	1,574,766	—

See Accompanying Notes to Financial Statements.

24

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Masters Global Equity Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	364,603	3,216,282	873,756	10,384,718
Distributions reinvested	125,441	1,250,651	92,325	1,113,954
Redemptions	(830,720)	(6,177,754)	(446,313)	(5,118,492)

Net increase (decrease)	(340,676)	(1,710,821)	519,768	6,380,180

Class B
Subscriptions	113,773	986,704	221,912	2,621,766
Distributions reinvested	42,059	416,387	27,155	325,847
Redemptions	(249,376)	(1,824,945)	(96,254)	(1,102,919)

Net increase (decrease)	(93,544)	(421,854)	152,813	1,844,694

Class C
Subscriptions	109,875	1,107,279	260,034	3,070,200
Distributions reinvested	36,510	361,812	21,677	260,590
Redemptions	(238,858)	(1,727,670)	(100,170)	(1,142,858)

Net increase (decrease)	(92,473)	(258,579)	181,541	2,187,932

Class Z
Subscriptions	22,398	234,190	67,618	816,061
Distributions reinvested	5,492	55,032	4,021	48,703
Redemptions	(37,940)	(303,996)	(29,779)	(332,513)

Net increase (decrease)	(10,050)	(14,774)	41,860	532,251

See Accompanying Notes to Financial Statements.

25

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Masters Heritage Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,284,842	11,752,750	2,413,403	26,288,366
Distributions reinvested	378,552	3,429,077	177,485	1,978,008
Redemptions	(2,267,607)	(18,682,923)	(1,408,116)	(15,412,330)

Net increase (decrease)	(604,213)	(3,501,096)	1,182,772	12,854,044

Class B
Subscriptions	362,815	3,179,621	566,259	6,199,054
Distributions reinvested	116,023	1,064,451	42,502	475,788
Redemptions	(570,964)	(4,660,444)	(261,460)	(2,837,472)

Net increase (decrease)	(92,126)	(416,372)	347,301	3,837,370

Class C
Subscriptions	289,348	2,806,470	722,950	7,915,244
Distributions reinvested	98,331	907,165	36,283	406,103
Redemptions	(690,974)	(5,540,203)	(425,252)	(4,625,721)

Net increase (decrease)	(303,295)	(1,826,568)	333,981	3,695,626

Class Z
Subscriptions	30,221	293,466	199,498	2,224,238
Distributions reinvested	12,286	111,497	8,164	90,989
Redemptions	(116,622)	(1,034,075)	(154,506)	(1,690,758)

Net increase (decrease)	(74,115)	(629,112)	53,156	624,469

See Accompanying Notes to Financial Statements.

26

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Masters International Equity Portfolio
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,685,954	24,339,954	5,292,856	64,449,595
Distributions reinvested	563,267	5,750,958	550,705	6,778,684
Redemptions	(5,884,264)	(42,227,592)	(1,540,632)	(18,544,383)

Net increase (decrease)	(2,635,043)	(12,136,680)	4,302,929	52,683,896

Class B
Subscriptions	89,353	861,178	248,649	3,023,315
Distributions reinvested	31,797	322,424	32,836	403,004
Redemptions	(235,827)	(1,650,406)	(117,134)	(1,365,606)

Net increase (decrease)	(114,677)	(466,804)	164,351	2,060,713

Class C
Subscriptions	265,181	2,505,523	946,767	11,612,262
Distributions reinvested	78,976	800,030	79,831	979,626
Redemptions	(1,163,807)	(7,928,955)	(350,939)	(4,152,260)

Net increase (decrease)	(819,650)	(4,623,402)	675,659	8,439,628

Class R
Subscriptions	3,013	19,323	3,938	46,259
Distributions reinvested	223	2,274	165	2,029
Redemptions	(2,343)	(20,920)	(1,186)	(14,309)

Net increase	893	677	2,917	33,979

Class Z
Subscriptions	7,293,400	58,505,335	5,950,760	72,338,240
Distributions reinvested	39,207	401,086	35,653	439,585
Redemptions	(4,800,394)	(33,295,759)	(611,667)	(7,255,784)

Net increase	2,532,213	25,610,662	5,374,746	65,522,041

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class A Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.77	$11.07	$10.29	$10.00

Income from Investment Operations:
Net investment income (b)	0.03	0.09	0.10	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.66)	0.16	1.25	0.29

Total from investment operations	(4.63)	0.25	1.35	0.29

Less Distributions to Shareholders:
From net investment income	—	(0.07)	(0.09)	—
From net realized gains	(0.57)	(0.48)	(0.48)	—

Total distributions to shareholders	(0.57)	(0.55)	(0.57)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.57	$10.77	$11.07	$10.29
Total return(e)(f)	(45.32)%	1.76%	13.17%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses(h)(i)	0.25%	0.25%	0.25%	0.25	%(c)
Waiver/Reimbursement	0.87%	0.76%	1.40%	21.19	%(c)
Net investment income (loss) (i)	0.31%	0.75%	0.92%	(0.25	)%(c)
Portfolio turnover rate	9%	9%	2%	—
Net assets, end of period (000’s)	$10,348	$23,668	$18,588	$3,902

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class B Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.71	$11.04	$10.28	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	(0.04)	(0.01)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.60)	0.16	1.24	0.29

Total from investment operations	(4.64)	0.15	1.27	0.28

Less Distributions to Shareholders:
From net investment income	—	— (d)	(0.03)	—
From net realized gains	(0.57)	(0.48)	(0.48)	—

Total distributions to shareholders	(0.57)	(0.48)	(0.51)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.50	$10.71	$11.04	$10.28
Total return (e)(f)	(45.68)%	0.94%	12.40%	2.80	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00%	1.00	%(c)
Waiver/Reimbursement	0.87%	0.76%	1.40%	21.19	%(c)
Net investment income (loss) (i)	(0.44)%	(0.08)%	0.25%	(1.00	)%(c)
Portfolio turnover rate	9%	9%	2%	—
Net assets, end of period (000’s)	$3,778	$8,362	$6,933	$1,488

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class C Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.72	$11.05	$10.29	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	(0.04)	—	0.03	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.61)	0.15	1.24	0.30

Total from investment operations	(4.65)	0.15	1.27	0.29

Less Distributions to Shareholders:
From net investment income	—	—	(0.03)	—
From net realized gains	(0.57)	(0.48)	(0.48)	—

Total distributions to shareholders	(0.57)	(0.48)	(0.51)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.50	$10.72	$11.05	$10.29
Total return (e)(f)	(45.74)%	0.93%	12.38%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00%	1.00	%(c)
Waiver/Reimbursement	0.87%	0.76%	1.40%	21.19	%(c)
Net investment income (loss) (i)	(0.44)%	(0.03)%	0.29%	(1.00	)%(c)
Portfolio turnover rate	9%	9%	2%	—
Net assets, end of period (000’s)	$2,942	$6,722	$4,923	$929

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Masters Global Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class Z Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.80	$11.09	$10.29	$10.00

Income from Investment Operations:
Net investment income (b)	0.05	0.16	0.12	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(4.67)	0.12	1.26	0.29

Total from investment operations	(4.62)	0.28	1.38	0.29

Less Distributions to Shareholders:
From net investment income	—	(0.09)	(0.10)	—
From net realized gains	(0.57)	(0.48)	(0.48)	—

Total distributions to shareholders	(0.57)	(0.57)	(0.58)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.61	$10.80	$11.09	$10.29
Total return (e)(f)	(45.09)%	2.03%	13.56%	2.90	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	—	—	—	—
Waiver/Reimbursement	0.87%	0.76%	1.40%	21.19	%(j)
Net investment income (i)	0.58%	1.37%	1.15%	—	%(j)(c)
Portfolio turnover rate	9%	9%	2%	—
Net assets, end of period (000’s)	$459	$994	$556	$28

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than 0.01%.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class A Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.39	$10.42	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)	0.21	0.21	0.26	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(3.38)	0.12	0.61	0.17

Total from investment operations	(3.17)	0.33	0.87	0.20

Less Distributions to Shareholders:
From net investment income	(0.22)	(0.24)	(0.23)	(0.01)
From net realized gains	(0.34)	(0.12)	(0.41)	—

Total distributions to shareholders	(0.56)	(0.36)	(0.64)	(0.01)

Net Asset Value, End of Period	$6.66	$10.39	$10.42	$10.19
Total return (d)(e)	(31.84)%	2.96%	8.77%	2.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.25%	0.25%	0.25%	0.25	%(c)
Waiver/Reimbursement	0.36%	0.34%	0.48%	6.51	%(c)
Net investment income (h)	2.46%	2.05%	2.49%	2.04	%(c)
Portfolio turnover rate	10%	8%	2%	—
Net assets, end of period (000’s)	$38,188	$65,837	$53,710	$13,131

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class B Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.43	$10.42	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)	0.15	0.14	0.18	0.01
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(3.39)	0.11	0.62	0.18

Total from investment operations	(3.24)	0.25	0.80	0.19

Less Distributions to Shareholders:
From net investment income	(0.16)	(0.12)	(0.16)	—	(d)
From net realized gains	(0.34)	(0.12)	(0.41)	—

Total distributions to shareholders	(0.50)	(0.24)	(0.57)	—	(d)

Net Asset Value, End of Period	$6.69	$10.43	$10.42	$10.19
Total return (e)(f)	(32.34)%	2.22%	7.96%	1.91	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00%	1.00	%(c)
Waiver/Reimbursement	0.36%	0.34%	0.48%	6.51	%(c)
Net investment income (i)	1.73%	1.32%	1.75%	0.90	%(c)
Portfolio turnover rate	10%	8%	2%	—
Net assets, end of period (000’s)	$14,152	$23,020	$19,388	$4,700

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class C Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.43	$10.42	$10.19	$10.00

Income from Investment Operations:
Net investment income (b)	0.15	0.14	0.18	0.01
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(3.39)	0.11	0.62	0.18

Total from investment operations	(3.24)	0.25	0.80	0.19

Less Distributions to Shareholders:
From net investment income	(0.16)	(0.12)	(0.16)	—	(d)
From net realized gains	(0.34)	(0.12)	(0.41)	—

Total distributions to shareholders	(0.50)	(0.24)	(0.57)	—	(d)

Net Asset Value, End of Period	$6.69	$10.43	$10.42	$10.19
Total return (e)(f)	(32.34)%	2.22%	7.96%	1.91	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00%	1.00	%(c)
Waiver/Reimbursement	0.36%	0.34%	0.48%	6.51	%(c)
Net investment income (i)	1.71%	1.32%	1.74%	0.80	%(c)
Portfolio turnover rate	10%	8%	2%	—
Net assets, end of period (000’s)	$11,576	$21,207	$17,715	$2,958

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

34

Financial Highlights – Columbia Masters Heritage Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class Z Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$10.36	$10.41	$10.18	$10.00

Income from Investment Operations:
Net investment income (b)	0.23	0.26	0.30	0.02
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(3.37)	0.09	0.60	0.17

Total from investment operations	(3.14)	0.35	0.90	0.19

Less Distributions to Shareholders:
From net investment income	(0.24)	(0.28)	(0.26)	(0.01)
From net realized gains	(0.34)	(0.12)	(0.41)	—

Total distributions to shareholders	(0.58)	(0.40)	(0.67)	(0.01)

Net Asset Value, End of Period	$6.64	$10.36	$10.41	$10.18
Total return (d)(e)	(31.66)%	3.14%	9.04%	1.94	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	—	—	—	—
Waiver/Reimbursement	0.36%	0.34%	0.48%	6.51	%(c)
Net investment income (h)	2.65%	2.53%	2.96%	1.48	%(c)
Portfolio turnover rate	10%	8%	2%	—
Net assets, end of period (000’s)	$1,042	$2,393	$1,851	$92

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class A Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$11.14	$11.69	$10.26	$10.00

Income from Investment Operations:
Net investment income (b)	0.05	0.17	0.15	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(5.14)	0.11	1.63	0.26

Total from investment operations	(5.09)	0.28	1.78	0.26

Less Distributions to Shareholders:
From net investment income	—	(0.13)	(0.07)	—
From net realized gains	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.56)	(0.83)	(0.35)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.49	$11.14	$11.69	$10.26
Total return (e)(f)	(48.03)%	1.76%	17.39%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	0.25%	0.25%	0.25%	0.25	%(c)
Waiver/Reimbursement	0.26%	0.22%	0.59%	13.23	%(c)
Net investment income (loss) (i)	0.56%	1.39%	1.31%	(0.25	)%(c)
Portfolio turnover rate	20%	3%	1%	—
Net assets, end of period (000’s)	$44,548	$119,670	$75,289	$5,846

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class B Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$11.09	$11.66	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	(0.01)	0.07	0.10	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(5.09)	0.12	1.59	0.27

Total from investment operations	(5.10)	0.19	1.69	0.26

Less Distributions to Shareholders:
From net investment income	—	(0.06)	(0.01)	—
From net realized gains	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.56)	(0.76)	(0.29)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.43	$11.09	$11.66	$10.26
Total return (e)(f)	(48.35)%	1.03%	16.50%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00%	1.00	%(c)
Waiver/Reimbursement	0.26%	0.22%	0.59%	13.23	%(c)
Net investment income (loss) (i)	(0.18)%	0.55%	0.93%	(1.00	)%(c)
Portfolio turnover rate	20%	3%	1%	—
Net assets, end of period (000’s)	$3,043	$7,490	$5,960	$1,176

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class C Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$11.08	$11.66	$10.25	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	(0.02)	0.07	0.10	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(5.08)	0.11	1.60	0.26

Total from investment operations	(5.10)	0.18	1.70	0.25

Less Distributions to Shareholders:
From net investment income	—	(0.06)	(0.01)	—
From net realized gains	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.56)	(0.76)	(0.29)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.42	$11.08	$11.66	$10.25
Total return (e)(f)	(48.39)%	0.94%	16.61%	2.50	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	1.00%	1.00%	1.00%	1.00	%(c)
Waiver/Reimbursement	0.26%	0.22%	0.59%	13.23	%(c)
Net investment income (loss) (i)	(0.19)%	0.60%	0.88%	(1.00	)%(c)
Portfolio turnover rate	20%	3%	1%	—
Net assets, end of period (000’s)	$9,087	$27,656	$21,210	$3,140

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class R Shares	2009	2008	2007

Net Asset Value, Beginning of Period	$11.12	$11.68	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	0.02	0.15	0.16	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(5.11)	0.09	1.59	0.27

Total from investment operations	(5.09)	0.24	1.75	0.26

Less Distributions to Shareholders:
From net investment income	—	(0.10)	(0.05)	—
From net realized gains	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.56)	(0.80)	(0.33)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.47	$11.12	$11.68	$10.26
Total return (e)(f)	(48.12)%	1.48%	17.09%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	0.50%	0.50%	0.50%	0.50	%(c)
Waiver/Reimbursement	0.26%	0.22%	0.59%	13.23	%(c)
Net investment income (loss) (i)	0.26%	1.22%	1.46%	(0.50	)%(c)
Portfolio turnover rate	20%	3%	1%	—
Net assets, end of period (000’s)	$26	$44	$12	$10

(a)	Class R shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Annualized.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31, 2006 (a)
Class Z Shares	2009	2008	2007
Net Asset Value, Beginning of Period	$11.16	$11.70	$10.26	$10.00

Income from Investment Operations:
Net investment income (b)	0.07	0.23	0.12	—	(d)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	(5.15)	0.08	1.69	0.26

Total from investment operations	(5.08)	0.31	1.81	0.26

Less Distributions to Shareholders:
From net investment income	—	(0.15)	(0.09)	—
From net realized gains	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.56)	(0.85)	(0.37)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(d)	—	—	—	—

Net Asset Value, End of Period	$5.52	$11.16	$11.70	$10.26
Total return (e)(f)	(47.84)%	2.03%	17.69%	2.60	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)(i)	—	—	—	—
Waiver/Reimbursement	0.26%	0.22%	0.59%	13.23	%(j)
Net investment income (i)	0.83%	1.89%	0.93%	—	%(j)(c)
Portfolio turnover rate	20%	3%	1%	—
Net assets, end of period (000’s)	$58,268	$89,568	$31,029	$316

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than 0.01%.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

See Accompanying Notes to Financial Statements.

40

Notes to Financial Statements – Columbia Masters Portfolios

March 31, 2009

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (each, a “Portfolio” and collectively, the “Portfolios”), each a series of the Trust:

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Investment Objective

Each Portfolio seeks capital appreciation. The Portfolios generally invest in the Class Z shares of the specific funds (the “Underlying Funds”) advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates. Columbia Masters Global Equity Portfolio generally invests in Columbia Multi-Advisor International Equity Fund, Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Acorn International. Columbia Masters Heritage Portfolio generally invests in Columbia Strategic Investor Fund, Columbia Marsico 21st Century Fund and Columbia Strategic Income Fund. Columbia Masters International Equity Portfolio generally invests in Columbia Multi-Advisor International Equity Fund and Columbia Acorn International.

The financial statements of the Underlying Funds in which the Portfolios invest should be read in conjunction with the Portfolios’ financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares. Columbia Masters Global Equity Portfolio and Columbia Masters Heritage Portfolio each offer four classes of shares: Class A, Class B, Class C and Class Z. Columbia Masters International Equity Portfolio offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable. Beginning on or about June 22, 2009 each Portfolio will no longer accept investments in Class B shares from new or existing investors in each Portfolio’s Class B shares except in connection with the reinvestment of any dividend and/or capital gain distributions in each Portfolio’s Class B shares and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. For the years ended March 31, 2008 and 2007, certain amounts have been reclassified from net investment income to net realized gains and certain amounts have been reclassified from distributions from net investment income to distributions from net realized gains to conform to the current year financial statement presentation. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

41

Columbia Masters Portfolios

March 31, 2009

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Portfolios and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolios on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually for each Portfolio, except Columbia Masters Heritage Portfolio for which distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio’s maximum exposure under these arrangements is unknown because this would involve future claims against a Portfolio. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, short-term capital gain distributions received by the Fund and distributions paid were identified and reclassified among the components of the Portfolios’ net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Masters Global Equity Portfolio	$28,478	$(28,478)	$—
Columbia Masters Heritage Portfolio	(24,219)	25,042	(823)
Columbia Masters International Equity Portfolio	494,328	(494,328)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

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Columbia Masters Portfolios

March 31, 2009

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Masters Global Equity Portfolio	$15,018	$2,165,556
Columbia Masters Heritage Portfolio	2,111,775	3,698,827
Columbia Masters International Equity Portfolio	49,988	13,037,752

	March 31, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Masters Global Equity Portfolio	$1,006,541	$831,263
Columbia Masters Heritage Portfolio	2,824,281	291,708
Columbia Masters International Equity Portfolio	8,889,478	5,885,365

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Columbia Masters Global Equity Portfolio	$37,039	$—	$(16,410,159)
Columbia Masters Heritage Portfolio	—	—	(37,427,923)
Columbia Masters International Equity Portfolio	1,574,766	—	(127,013,179)

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2009, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Columbia Masters Global Equity Portfolio	$3,737	$(16,413,896)	$(16,410,159)
Columbia Masters Heritage Portfolio	11,841	(37,439,764)	(37,427,923)
Columbia Masters International Equity Portfolio	20,632	(127,033,811)	(127,013,179)

The following capital loss carryforwards, determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Expiring March 31, 2017
Columbia Masters Global Equity Portfolio	$1,169,906
Columbia Masters Heritage Portfolio	769,240
Columbia Masters International Equity Portfolio	4,980,942

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, post-October capital losses attributed to security transactions were deferred to April 1, 2009, as follows:

Columbia Masters Global Equity Portfolio	$2,717,087
Columbia Masters Heritage Portfolio	1,664,584
Columbia Masters International Equity Portfolio	16,861,175

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Columbia Masters Portfolios

March 31, 2009

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the Portfolios is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Portfolio. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Portfolios’ financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Portfolios. In rendering investment advisory services to the Portfolios, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. The Portfolios do not pay any fee to Columbia for its investment advisory services.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the Administration Agreement, Columbia does not receive any compensation from the Portfolios for its administrative services.

Pricing and Bookkeeping Fees

The Portfolios have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Portfolios. The Portfolios have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolios. Under the State Street Agreements, each Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolios also reimburse State Street for certain out-of-pocket expenses and charges.

The Portfolios have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolios reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolios and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

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Columbia Masters Portfolios

March 31, 2009

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Portfolio’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2009, these minimum account balance fees reduced total expenses of the Portfolios as follows:

Minimum Account Balance Fee
Columbia Masters Global Equity Portfolio	$160
Columbia Masters Heritage Portfolio	140
Columbia Masters International Equity Portfolio	40

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolios’ shares. For the year ended March 31, 2009, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Masters Global Equity Portfolio	$8,819	$—	$18,719	$1,367
Columbia Masters Heritage Portfolio	45,971	—	76,659	2,583
Columbia Masters International Equity Portfolio	21,241	9	19,308	6,443

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Portfolio, a distribution plan for the Class R shares of Columbia Masters International Equity Portfolio and a combined distribution and shareholder servicing plan for the Class A shares of each Portfolio. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of each Portfolio. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of each Portfolio and 0.50% annually of the average daily net assets attributable to the Class R shares of Columbia Masters International Equity Portfolio. The Portfolios’ Class A shares pay a combined distribution and service fee at an annual rate of 0.25% pursuant to each Portfolio’s combined servicing and distribution plan for Class A shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of the Portfolios’ expenses through July 31, 2010, so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolios’ investments in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolios’ custodian, do not exceed 0.00% of each Portfolio’s average net assets. There is no guarantee that these expense limitations will continue after July 31, 2010.

Fees Paid to Officers and Trustees

All officers of the Portfolios are employees of Columbia or its affiliates and, with the exception of the Portfolios’ Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. The Portfolios, along with other affiliated funds, pay their pro-rata share of the

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Columbia Masters Portfolios

March 31, 2009

expenses associated with the Chief Compliance Officer. Each Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Portfolios’ assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” on the Statements of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” on the Statements of Assets and Liabilities.

Note 5. Custody Credits

Each Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses for the Portfolios as follows:

Custody Credits
Columbia Masters Global Equity Portfolio	$1
Columbia Masters International Equity Portfolio	9

Note 6. Portfolio Information

For the year ended March 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolios were as follows:

	Purchases	Sales
Columbia Masters Global Equity Portfolio	$2,794,668	$7,390,261
Columbia Masters Heritage Portfolio	9,045,306	18,807,203
Columbia Masters International Equity Portfolio	38,807,937	42,706,168

Note 7. Redemption Fees

Columbia Masters Global Equity Portfolio and Columbia Masters International Equity Portfolio each may impose a 2.00% redemption fee on the proceeds of portfolio shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the Portfolio shares. The redemption fees, which are retained by the Portfolios, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2009, the Portfolios assessed redemption fees as follows:

	Class A	Class B	Class C	Class R	Class Z
Columbia Masters Global Equity Portfolio	$785	$280	$230	$—	$35
Columbia Masters International Equity Portfolio	17,775	1,139	3,914	6	16,796

Note 8. Line of Credit

The Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any Portfolio is limited to the lesser of $200,000,000 and the Portfolio’s borrowing limit set forth in

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Columbia Masters Portfolios

March 31, 2009

the Portfolio’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Portfolios and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2009, the Portfolios did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of March 31, 2009, 47.7% of Columbia Masters International Equity Portfolio shares outstanding were beneficially owned by two participant accounts over which BOA and/or any affiliates had either sole or joint investment discretion.

As of March 31, 2009, the Portfolios had one shareholder that held greater than 5% of the shares outstanding of a Portfolio, over which BOA and/or any of its affiliates did not have investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Masters Global Equity Portfolio	12.2
Columbia Masters Heritage Portfolio	7.1
Columbia Masters International Equity Portfolio	23.7

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios.

Note 10. Significant Risks and Contingencies

Allocation Risk

Each Portfolio uses an asset allocation strategy in pursuing its investment objective. There is a risk that a Portfolio’s allocation among asset classes or investments will cause the Portfolio to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Portfolios invest could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Portfolios, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Portfolios. In addition, the Advisor has the authority to change the Underlying Funds in which the Portfolios invest or to change the percentage of each Portfolio’s investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Advisor, such fees could result in the Advisor having a potential conflict of interest in selecting the Underlying Funds in which the Portfolios invest or in determining the percentage of the Portfolios’ investments allocated to each Underlying Fund.

Smaller Company Securities Risk

Securities of small- or mid-capitalization companies (“smaller companies”) may have a higher potential for gains

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Columbia Masters Portfolios

March 31, 2009

than securities of large-capitalization companies but also may involve more risk. Smaller companies may be more vulnerable to market downturns and adverse economic events than larger, more established companies because smaller companies may have more limited financial resources and business operations. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

Value Securities Risk

Certain Underlying Funds invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments that have caused the securities to be potentially undervalued. There is the risk that the market value of a portfolio security may not meet the Advisor’s future value assessment of that security. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities at times may not perform as well as growth securities or the stock market in general.

Interest Rate Risk

Certain Underlying Funds invest in debt securities, which are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security may affect the value of the Underlying Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk

Certain Underlying Funds are subject to credit risk, which applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Underlying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or principal when it becomes due. Various factors could affect the issuer’s actual or perceived ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s ability to increase taxes or otherwise to raise revenue. Certain debt securities are backed only by revenues derived from a particular project, and thus may have a greater risk of default.

Low and Below Investment Grade Securities Risk

Certain Underlying Funds invest in debt securities with the lowest investment grade rating or that are below investment grade. These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk particularly during a downturn in the economy. These securities typically pay a premium in the form of a higher interest rate or yield because of the increased risk of loss, including default. These securities also are generally less liquid than higher-rated securities.

Foreign Securities Risk

Certain Underlying Funds invest in foreign securities which involves certain additional risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments or foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk as these countries are more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities Risk

Certain Underlying Funds invest in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These non-investment grade securities are often referred to as “junk” bonds. Economic downturns may impair the issuers’ ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. High-yield securities may also be less liquid to the extent that there is no established secondary market.

Legal Proceedings

Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and the Columbia Masters International Equity Portfolio did not commence operations until after the

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Columbia Masters Portfolios

March 31, 2009

events that resulted in the regulatory proceedings and litigation described below.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Note 11. Subsequent Event

The Board of Trustees of Columbia Funds Series Trust has approved a proposal to liquidate Columbia Masters Global Equity Portfolio and Columbia Masters Heritage Portfolio. The liquidations are expected to take place during the third quarter of 2009.

49

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio (the “Portfolios”) (constituting part of Columbia Funds Series Trust) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 27, 2009

50

Federal Income Tax Information (Unaudited) – Columbia Masters Portfolios

Columbia Masters Global Equity Portfolio

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, on income earned by the Portfolio for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

100.00% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

Columbia Masters Heritage Portfolio

For non-corporate shareholders, 9.97%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, on income earned by the Portfolio for the period April 1, 2008 to March 31, 2009 may represent qualified dividend income. Final information will be provided in your 2009 Form 1099-DIV.

9.94% of the ordinary income distributed by the Portfolio, for the year ended March 31, 2009, qualifies for the corporate dividends received deduction.

51

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of Funds in the Columbia Funds Complex overseen by Trustee, Other directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 66.

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 66; Director–MIT Investment Company; Trustee–MIT 401k Plan; Trustee and Chairman–Research Foundation of CFA Institute.

Anthony M. Santomero* (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director–Renaissance Reinsurance Ltd.; Director–Penn Mutual Life Insurance Company; Director–Citigroup.

52

Fund Governance (continued)

Independent Trustees (continued)

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of Funds in the Columbia Funds Complex overseen by Trustee, Other directorships Held

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 66; Board Member–Piedmont Natural Gas.

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. (“Citigroup”), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The portfolios identified above are referred to as the “Portfolios.”

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Portfolio’s performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board’s review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA including their compliance policies and procedures and reports of the Portfolios’ Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Portfolios. The Board also considered CMA’s investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolios by CMA.

Portfolio Performance and Expenses

The Board considered the one-year performance results for each of the Portfolios and the performance of each Portfolio since its inception. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Portfolio (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to each Portfolio’s benchmark index. Lipper is an independent

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provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio’s Peer Group and Universe, which comparative data was provided by Lipper. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each Portfolio’s one-year performance compared to actual management fees; and (ii) each Portfolio’s one-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the “Contractual Management Rates”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Actual Management Rates with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Portfolios.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Portfolios on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser’s total profits. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, because each Portfolio’s Contractual Management Rate is zero, no further analysis was required.

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Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board and its Committees review a report of CMA at each of its quarterly meetings, which includes, among other things, Portfolio performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees… to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees… using… an annual independent written evaluation prepared by or under the direction of… the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.	The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.	The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.	The Nations equity Funds’ overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.	The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds’ performance has been strong.

8.	A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.

Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14

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sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.	The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees’ Fee and Performance Evaluation Process

13.	The Trustees’ evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.	An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

17.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this “hybrid” method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG’s expenses and profitability for each Fund.

19.	In 2007, CMG’s complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex’s profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

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20.	CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution:

No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore,	the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)

Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to

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any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report – Columbia Masters Portfolios

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website, www.columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a portfolio, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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One Financial Center

Boston, MA 02111-2621

Columbia Masters Portfolios

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10753-0309 (05/09) 09/78784

Annual Report

March 31, 2009

Columbia Daily Cash Reserves

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

An investment in money market mutual funds is not a bank deposit, and is not insured or guaranteed by Bank of America, N.A. or any of its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectuses for a complete discussion of the risks of investing in money market mutual funds.

The views expressed in the President’s Message reflect the current views of Columbia Funds’ President. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

Recent events have shown great volatility in the markets and uncertainty in the economy. During these challenging times, it becomes even more important to focus on long-term horizons and key investment tools that can help manage volatility. This may be the time to reflect on your investment goals and evaluate your portfolio to ensure you are positioned for any potential market rebound.

A long-term financial plan can serve as a road map and guide you through the necessary steps designed to meet your financial goals. Your financial plan should take into account your investment goals, time horizon, overall financial situation, risk tolerance and willingness to ride out market volatility. Your investment professional can be a key resource as you work through this process. The knowledge and experience of an investment professional can help as you create or reevaluate your investment strategy.

The importance of diversification

Although diversification does not ensure a profit or guarantee against loss, a diversified portfolio can be a strategy for successful long-term investing. Diversification refers to the mix of investments within a portfolio. A mutual fund can contribute to portfolio diversification given that a mutual fund’s portfolio represents several investments. Additionally, the way you allocate your money among stocks, bonds and cash, and geographically between foreign and domestic investments, can help to reduce risks. Diversification can result in multiple investments where the positive performance of certain holdings can offset any negative performance from other holdings. Having a diversified portfolio doesn’t mean that the value of the portfolio will never go down, but rather helps strike a balance between risk and reward.

Reevaluate your strategy

An annual review of your investments is a key opportunity to determine if your investment needs have changed or if you need minor adjustments to rebalance your portfolio. Life events like a birth, marriage, home improvement, or change in employment can have a major affect on your spending and goals. Ask yourself how your spending or goals have changed and factor this into your financial plan. Are you using automated investments or payroll deductions to help keep your savings on track? Are you able to set aside additional savings or increase your 401(k) plan contributions? If during your review you find that your investments in any one category (e.g., stocks, bonds or cash) have grown too large based on your diversification plan, you may want to consider redirecting future investments to get back on track.

History has shown that the U.S. stock market has been remarkably resilient.¹ Volatility can lead to opportunity. Patience and a commitment to your long-term financial plan may position you to potentially benefit over your investment horizon. We appreciate your business and continued support of Columbia Funds.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

The board of trustees elected J. Kevin Connaughton president of Columbia Funds on January 16, 2009.

¹	The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the stock market. The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue-chip stocks as selected by the editors of the Wall Street Journal. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Understanding Your Expenses – Columbia Daily Cash Reserves

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below $1,000, your account generally will be subject to a $10 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees, shareholder administration fee and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/08 – 03/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Trust Class	1,000.00	1,000.00	1,007.08	1,023.19	1.75	1.77	0.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

1

Investment Portfolio – Columbia Daily Cash Reserves

March 31, 2009

		Par ($)	Value ($)
Commercial Paper (a) – 52.4%
Barton Capital Corp.	0.35% 04/07/09	5,522,000	5,521,678
	0.47% 04/06/09	15,000,000	14,999,021
	0.52% 05/12/09	7,000,000	6,995,854

Cancara Asset Securitization LLC	1.05% 05/07/09	2,000,000	1,997,900

CBA Delaware Finance, Inc.	0.70% 04/17/09	15,000,000	14,995,333

Fairway Finance Corp.	0.68% 05/05/09	6,000,000	5,996,147

Falcon Asset Securitization Co. LLC	0.45% 05/27/09	24,500,000	24,482,850
	0.50% 04/09/09	6,000,000	5,999,333

Gemini Securitization Corp. LLC	0.55% 04/20/09	26,000,000	25,992,453

General Electric Capital Corp.	0.70% 06/26/09	10,000,000	9,983,278

Gotham Funding Corp.	0.70% 05/05/09	6,000,000	5,996,033

Liberty Street Funding LLC	0.50% 05/01/09	15,000,000	14,993,750
	0.60% 06/26/09	2,000,000	1,997,133
	0.63% 06/18/09	11,000,000	10,984,985

Lloyds TSB Bank PLC	1.17% 06/25/09	10,000,000	9,972,375

Nordea North America, Inc.	0.83% 05/15/09	2,000,000	1,997,971
	0.90% 05/05/09	10,000,000	9,991,500

Old Line Funding LLC	0.55% 04/13/09	6,000,000	5,998,900
	0.65% 05/01/09	2,000,000	1,998,917
	0.65% 06/08/09	18,000,000	17,977,900

Santander Central Hispano Finance Delaware, Inc.	1.38% 04/07/09	30,000,000	29,993,125

Sheffield Receivables Corp.	0.60% 04/16/09	5,000,000	4,998,750
	0.60% 06/19/09	15,000,000	14,980,250

Societe Generale North America, Inc.	0.93% 06/05/09	15,000,000	14,974,813

Thames Asset Global Securitization, Inc.	0.53% 04/23/09	1,000,000	999,676
	0.65% 04/15/09	8,000,000	7,997,978

Toyota Motor Credit Corp.	0.85% 05/13/09	5,000,000	4,995,042
	1.90% 08/04/09	23,000,000	22,848,264

Variable Funding Capital Co. LLC	0.48% 05/19/09	25,000,000	24,984,000

Victory Receivables Corp.	0.50% 04/20/09	3,000,000	2,999,208
	0.50% 04/21/09	1,000,000	999,722

Windmill Funding I Corp.	0.56% 05/04/09	2,000,000	1,998,973

	Total Commercial Paper (Cost of $331,643,112)		331,643,112

See Accompanying Notes to Financial Statements.

2

Columbia Daily Cash Reserves

March 31, 2009

		Par ($)	Value ($)
Certificates of Deposit – 34.9%
Australia & New Zealand Banking Group	0.65% 04/16/09	10,000,000	10,000,000

Banco Bilbao Vizcaya Argentaria/NY	0.88% 05/15/09	13,000,000	13,000,000

Bank of Tokyo-Mitsubishi UFJ Ltd.	1.05% 05/05/09	19,000,000	19,000,000

Barclays Bank PLC	1.38% 05/26/09	8,000,000	8,000,000
	1.38% 06/09/09	6,000,000	6,000,000

BNP Paribas/Chicago IL	1.00% 05/06/09	5,000,000	5,000,000
	1.02% 05/18/09	10,000,000	10,000,000
	1.12% 07/20/09	11,000,000	11,000,000

Chase Bank USA NA	0.50% 04/09/09	5,000,000	5,000,000

Credit Agricole SA	0.72% 04/15/09	2,000,000	2,000,000
	1.00% 06/04/09	10,000,000	10,000,000
	1.26% 05/28/09 (b)	5,000,000	5,000,546

HSBC Bank PLC	0.85% 04/30/09	10,000,000	10,000,000
	0.90% 05/19/09	10,000,000	10,000,000

Royal Bank of Scotland PLC/New York NY	1.40% 04/06/09	20,000,000	20,000,000

Societe Generale NY	0.75% 04/08/09	12,000,000	11,999,417

Sumitomo Mitsui Banking Corp.	1.15% 05/22/09	6,000,000	6,000,000
	1.17% 05/12/09	11,000,000	11,000,000

Toronto Dominion Bank/NY	2.00% 04/07/09	3,000,000	3,000,000

U.S. Bank N.A.	0.70% 06/03/09	29,000,000	29,000,000

UBS AG/Stamford Branch	0.65% 04/23/09	16,000,000	16,000,000

	Total Certificates of Deposit (Cost of $220,999,963)		220,999,963

U.S. Government Agencies (c) – 4.2%
Federal Home Loan Bank	0.57% 07/20/09	6,000,000	5,989,550
	2.80% 04/13/09	6,000,000	5,994,400

Federal Home Loan Mortgage Corp.	0.58% 08/24/09	2,000,000	1,995,312
	2.75% 04/07/09	10,000,000	9,995,416

Federal National Mortgage Association	0.58% 08/26/09	2,550,000	2,543,961

	Total U.S. Government Agencies (Cost of $26,518,639)		26,518,639

See Accompanying Notes to Financial Statements.

3

Columbia Daily Cash Reserves

March 31, 2009

	Par ($)	Value ($)
Repurchase Agreements – 8.6%
Repurchase agreement with Barclays Capital, dated 03/31/09, due 04/01/09 at 0.563%, collateralized by a U.S. Government Agency Obligation maturing 03/01/39, market value $12,240,000 (repurchase proceeds $12,000,188)	12,000,000	12,000,000

Repurchase agreement with Goldman Sachs, dated 03/31/09, due 04/01/09 at 0.170%, collateralized by U.S. Government Agency Obligations with various maturities to 12/01/38, market value $43,600,920 (repurchase proceeds $42,746,202)	42,746,000	42,746,000

	Total Repurchase Agreements (cost of $54,746,000)	54,746,000

	Total Investments – 100.1% (cost of $633,907,714) (d)	633,907,714

	Other Assets & Liabilities, Net – (0.1)%	(388,964)

Net Assets – 100.0%		633,518,750

Notes to Investment Portfolio:

On April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication or risk associated with investing in those securities.

The following table summarizes the inputs used as of March 31, 2009 in valuing the Fund’s assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	633,907,714	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$633,907,714	$—

(a)	The rate shown represents the discount rate at the date of purchase.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of this security, which is not illiquid, with a value of $5,000,546, represents 0.8% of net assets.

(c)	The rate shown represents the annualized yield at the date of purchase.

(d)	Cost for federal income tax purposes is $633,907,714.

See Accompanying Notes to Financial Statements.

4

Statement of Assets and Liabilities – Columbia Daily Cash Reserves

March 31, 2009

		($)
Assets	Investments, at amortized cost approximating value	633,907,714
	Cash	140
	Receivable for:
	Fund shares sold	2,433
	Interest	319,425
	Expense reimbursement due from investment advisor	83,470
	Prepaid expenses	83,807

	Total Assets	634,396,989

Liabilities	Payable for:
	Fund shares repurchased	306,880
	Distributions	270,314
	Investment advisory fee	128,422
	Administration fee	40,497
	Transfer agent fee	3,618
	Trustees’ fees	2,586
	Audit fee	29,850
	Pricing and bookkeeping fees	12,867
	Custody fee	4,051
	Shareholder administration fees	51,390
	Chief compliance officer expenses	208
	Other liabilities	27,556

	Total Liabilities	878,239

	Net Assets	633,518,750

Net Assets Consist of	Paid-in capital	633,921,254
	Overdistributed net investment income	(14)
	Accumulated net realized loss	(402,490)

	Net Assets	633,518,750

	Shares outstanding	634,125,816
	Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.

5

Statement of Operations – Columbia Daily Cash Reserves

For the Year Ended March 31, 2009

		($)
Investment Income	Interest	20,008,788
	Dividends	9,466

	Total Investment Income	20,018,254

Expenses	Investment advisory fee	2,155,418
	Administration fee	1,158,815
	Shareholder servicing fee	83,397
	Shareholder administration fee	760,260
	Transfer agent fee	29,457
	Pricing and bookkeeping fees	143,953
	Trustees’ fees	44,518
	Custody fee	9,562
	Chief compliance officer expenses	869
	Treasury temporary guarantee program fee	157,196
	Other expenses	93,053

	Total Expenses	4,636,498

	Fees waived or expenses reimbursed by investment advisor and/or its affiliates	(1,804,072)
	Expense reductions	(5,275)

	Net Expenses	2,827,151

	Net Investment Income	17,191,103

Net Realized Loss on Investments	Net realized loss	(344,552)

	Net Increase Resulting from Operations	16,846,551

See Accompanying Notes to Financial Statements.

6

Statement of Changes in Net Assets – Columbia Daily Cash Reserves

		Year Ended March 31,
Increase (Decrease) in Net Assets		2009 ($) (a)(b)	2008 ($)
Operations	Net investment income	17,191,103	52,413,889
	Net realized loss on investments	(344,552)	(14,500)

	Net increase resulting from operations	16,846,551	52,399,389

Distributions to Shareholders	From net investment income:
	Trust Class	(16,098,389)	(25,628,357)
	Institutional Class	(1,092,715)	(26,813,103)

	Total distributions to shareholders	(17,191,104)	(52,441,460)

	Net Capital Stock Transactions	(494,017,351)	(129,153,862)

	Total decrease in net assets	(494,361,904)	(129,195,933)

Net Assets	Beginning of period	1,127,880,654	1,257,076,587
	End of period	633,518,750	1,127,880,654
	Overdistibuted net investment income at end of period	(14)	(13)

(a)	On May 5, 2008, the Predecessor Fund’s Shares Class reorganized into the Fund’s Trust Class. The financial information of the Trust Class shares includes the financial information of the Predecessor Fund’s Shares Class.

(b)	On May 5, 2008, the Predecessor Fund’s Institutional Shares Class was reorganized into the Fund’s Trust Class.

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia Daily Cash Reserves
	Year Ended March 31, 2009 (a)(b)		Year Ended March 31, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Trust Shares
Subscriptions	1,701,865,519	1,701,865,519	1,886,171,528	1,886,171,528
Exchanged in connection with reorganization	528,950,624	528,945,890	—	—
Distributions reinvested	2,839,164	2,839,164	2,948,909	2,948,918
Redemptions	(2,188,015,447)	(2,188,015,447)	(1,945,378,466)	(1,945,378,468)

Net increase (decrease)	45,639,860	45,635,126	(56,258,029)	(56,258,022)

Institutional Shares
Subscriptions	338,495,765	338,495,765	4,472,414,579	4,472,414,579
Exchanged in connection with reorganization	(528,950,624)	(528,945,890)	—	—
Distributions reinvested	311,005	311,005	10,828,953	10,828,953
Redemptions	(349,513,357)	(349,513,357)	(4,556,139,372)	(4,556,139,372)

Net decrease	(539,657,211)	(539,652,477)	(72,895,840)	(72,895,840)

(a)	On May 5, 2008, the Predecessor Fund’s Shares Class reorganized into the Fund’s Trust Class. The financial information of the Trust Class shares includes the financial information of the Predecessor Fund’s Shares Class.

(b)	On May 5, 2008, the Predecessor Fund’s Institutional Shares Class was reorganized into the Fund’s Trust Class.

See Accompanying Notes to Financial Statements.

8

Financial Highlights – Columbia Daily Cash Reserves

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Trust Class (a)	2009	2008	2007	2006 (g)	2005 (g)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income (b)	0.02	0.04	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investments (c)	—	—	—	—	—

Total from investment operations	0.02	0.04	0.05	0.03	0.01

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.04)	(0.05)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (d)(e)	1.88%	4.38%	4.81%	3.27%	1.29%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.33%	0.54%	0.55%	0.53%	0.46%
Waiver/Reimbursement	0.21%	0.12%	0.13%	0.16%	0.24%
Net investment income (f)	1.98%	4.29%	4.69%	3.21%	1.28%
Net assets, end of period (000’s)	$633,519	$588,234	$644,514	$1,032,384	$1,105,053

(a)	On May 5, 2008, the Shares Class shares of Money Fund, a series of Excelsior Funds, Inc., were exchanged for Trust Class shares in connection with the reorganization of Money Fund into the Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements – Columbia Daily Cash Reserves

March 31, 2009

Note 1. Organization

Columbia Daily Cash Reserves (the “Fund”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On May 5, 2008, the Fund acquired all of the assets and liabilities of Money Fund (the “Predecessor Fund”), a series of Excelsior Funds, Inc. (“Excelsior Fund”), pursuant to a reorganization. The reorganization qualified as a tax-free exchange for federal income tax purposes.

The Predecessor Fund offered two classes of shares: Shares and Institutional Shares. Each class of shares was offered continuously at net asset value. As part of the reorganization, Shares Class and Institutional Shares Class shares of the Predecessor Fund were exchanged for Trust Class shares of the Fund. After the reorganization, the financial information of the Trust Class shares includes the financial information of the Shares Class shares of the Predecessor Fund. Excelsior Fund was organized as a Maryland Corporation and was registered under the 1940 Act as an open-end management investment company. The Fund is continuing the business, including carrying forward the financial and performance history, of the Predecessor Fund.

Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

Fund Shares

The Fund offers one class of shares: Trust Class shares. Trust Class shares are offered continuously at net asset value. The Trust may issue an unlimited number of Trust Class shares.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The changes have no effect on the ratios. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Fund’s Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

10

Columbia Daily Cash Reserves

March 31, 2009

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

The Fund currently offers one class of shares. Prior to May 5, 2008, all income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) were allocated to each class of the Predecessor Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses were allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary Income*	$17,191,104	$52,441,460

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income
$270,301

The following capital loss carryforwards determined as of March 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$ 8,823
2012	23,975
2014	4,889
2015	2,912
2017	361,891

Total	$402,490

Under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”), management determines whether a tax position of the

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Columbia Daily Cash Reserves

March 31, 2009

Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.25% of the Fund’s average daily net assets.

UST Advisers, Inc. (“USTA”), a wholly owned subsidiary of BOA, was the investment advisor to the Predecessor Fund prior to May 5, 2008. For its services, USTA received a monthly investment advisory fee at the annual rate of 0.25% of the Predecessor Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Columbia has voluntarily agreed to waive administration fees payable by the Fund at the annual rate of 0.05% of the Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Prior to May 5, 2008, Columbia served as the administrator of the Predecessor Fund and was entitled to receive an administration fee based on the combined aggregate average daily net assets of the Predecessor Fund and certain other affiliated funds at the annual rates listed below, less the fees payable by the Predecessor Fund as described under the Pricing and Bookkeeping Fees note below:

Average Daily Net Assets	Annual Fee Rate
First $200 million	0.200%
Next $200 million	0.175%
In excess of $400 million	0.150%

Columbia voluntarily agreed to waive administration fees for the Predecessor Fund at the annual rate of 0.05% of average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges. Prior to May 5, 2008, the Predecessor Fund was party to the State Street Agreements, under the same terms as discussed above.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services

12

Columbia Daily Cash Reserves

March 31, 2009

provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to May 5, 2008, the Predecessor Fund was party to the Services Agreement, under the same terms as discussed above.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to May 5, 2008, the Transfer Agent served in the same capacity for the Predecessor Fund and received a fee for its services, paid monthly, at the annual rate of $17.00 per open account.

An annual minimum account balance fee of up to $10 may apply to certain accounts with a value below $1,000 to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2009, no minimum account balance fees were charged by the Fund.

Shareholder Administration Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. Prior to May 5, 2008, the Distributor served in the same capacity for the Predecessor Fund.

Effective May 5, 2008, the Fund has adopted a shareholder administration plan (“Administration Plan”) for the Trust Class shares. Under the Administration Plan, the Fund pays a monthly shareholder administration fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund’s Trust Class shares. These fees are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide.

Shareholder Servicing Fees

Prior to May 5, 2008, the Predecessor Fund entered into shareholder servicing agreements with various service organizations which included USTA. The Predecessor Fund was permitted to pay a fee of up to 0.25% and 0.15% of the average daily net assets of the Predecessor Fund’s Shares class and Institutional Shares class, respectively, held by each service organization’s customers to such organizations for providing shareholder and administrative services to their customers who held shares of the Predecessor Fund.

Fee Waivers and Expense Reimbursements

Effective March 1, 2009, Columbia has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.20% annually of the Fund’s average daily net assets. Columbia, in its discretion, may revise or discontinue this arrangement at any time. Prior to March 1, 2009, Columbia reimbursed a portion of the Fund’s expenses at the same fee rate on a contractual basis.

Also, effective December 15, 2008, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, Columbia has voluntarily undertaken to

13

Columbia Daily Cash Reserves

March 31, 2009

reimburse certain Fund expenses (consisting of advisory and/or administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by Columbia or the Distributor at any time.

Columbia and/or the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed, including administration fees waived, for a three year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

At March 31, 2009, the amounts potentially recoverable by Columbia pursuant to this arrangement are as follows:

Amount of Potential Recovery Expiring March 31, 2012	Total Potential Recovery	Amount Recovered During the Year Ended 3/31/09
$1,726,118	$1,726,118	$—

Prior to May 5, 2008, USTA contractually agreed to waive fees or reimburse expenses of the Predecessor Fund through July 31, 2008, so that the expenses incurred by the Predecessor Fund (exclusive of interest, taxes and certain non-routine expenses), would not exceed the annual rates of 0.55% and 0.30% for Shares class and Institutional Shares class, respectively.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a nonqualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” on the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2009, these custody credits reduced total expenses by $5,275 for the Fund.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $200,000,000 uncommitted, unsecured line of credit, provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.75% or the overnight LIBOR Rate plus 0.75%. A one-time structuring fee of $10,000 is also accrued and apportioned to each fund participating in the line of credit based on the average net assets of the participating funds. In addition, if the line of credit is extended for an additional period after the expiration date, an annual administration fee of $10,000 may be charged and apportioned among the participating funds. Prior to December 18, 2008, the Fund and other affiliated funds participated in a $200,000,000 uncommitted, unsecured line of credit provided by State Street under similar terms. Interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%.

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Columbia Daily Cash Reserves

March 31, 2009

For the year ended March 31, 2009, the Fund did not borrow under these arrangements.

Note 7. Shares of Beneficial Interest

As of March 31, 2009, the Fund had one shareholder that held 92.5% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Significant Risks and Contingencies

United States Department of the Treasury Temporary Guarantee Program for Money Market Funds

The United States Department of the Treasury (the “Treasury”) has created a temporary guarantee program (the “Program”) for money market funds registered with the Securities and Exchange Commission under the 1940 Act for the period September 19, 2008 through December 18, 2008. On November 24, 2008, the Treasury announced the extension of the Program from December 19, 2008 through April 30, 2009. The Board of Trustees of the Fund, which participated in the initial phase of the Program, approved the Fund’s continued participation in the extended Program.

Similar to the initial phase of the Program, and subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the extended Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to $1.00, a “guarantee event”) and the Fund subsequently liquidates. The extended Program only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008, or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, additional Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the extended Program. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program. The extended Program is in effect through April 30, 2009.

The Fund has paid $178,962 to participate in the Program and the extended Program. This Program participation payment is being expensed over the period from September 19, 2008 to April 30, 2009 and is an extraordinary item for calculating fee waivers and expense reimbursements as discussed in Note 4.

On March 31, 2009, the Treasury announced the second extension of the Program from May 1, 2009 through September 18, 2009. The Board of Trustees of the Fund has approved the Fund’s continued participation in the second extension of the Program.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain

15

Columbia Daily Cash Reserves

March 31, 2009

Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Daily Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Daily Cash Reserves (the “Fund”) (a series of Columbia Funds Series Trust) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2009

17

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Spectrum Brands, Inc. (consumer products); Director–Simmons Company (bedding); Director–The Finish Line (sportswear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer–ING Americas, from 1999 through April 2003; oversees 66; Director–Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 66; Director–MIT Investment Company; Trustee–MIT 401k Plan; Trustee and Chairman–Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor–McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; Director–Renaissance Reinsurance Ltd.; Director–Penn Mutual Life Insurance Company; Director–Citigroup.

18

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation, Chairman–The Daniel-Mickel Foundation; oversees 66; Board Member–Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

20

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

21

Board Consideration and Re-Approval of Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA”) for Columbia Daily Cash Reserves1 (the “Fund”). The investment advisory agreement with CMA is referred to as an “Advisory Agreement.”

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund’s performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board’s review and conclusions are based on comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The most recent investment adviser registration form (“Form ADV”) for CMA was made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA’s compensation program for its personnel involved in the management of the Fund. The Board also considered CMA’s investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

The Board considered the performance results for the Fund over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to the Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to the

[1]	On March 5, 2008, Columbia Daily Cash Reserves acquired all of the assets and liabilities of Money Fund, a series of Excelsior Funds, Inc., pursuant to a reorganization.

22

Fund’s benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The selection methodology used by Lipper was based on sub-categories of money market funds grouped and tracked by iMoneyNet, an independent expense and performance ranking service for money market mutual funds.

The Board received and considered statistical information regarding the Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund’s Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from the composition for performance to provide a more accurate basis of comparison. The Board focused primarily on Lipper and iMoneyNet data that ranked the Fund based on: (i) the Fund’s one-year performance compared to actual management fees; and (ii) the Fund’s one-year performance compared to total expenses.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Fund to CMA for investment advisory services (the “Contractual Management Rate”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the “Actual Management Rate”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in their respective Peer Groups.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Fund.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser’s total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through fee waiver arrangements and, the group-wide breakpoint fee schedule.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by

23

CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationships with the Fund. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board and its Committees review a report of CMA at each of its quarterly meetings, which includes, among other things, Fund performance reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion

After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year’s report (the “2007 Report”) my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees… to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees… using… an annual independent written evaluation prepared by or under the direction of… the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

25

recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.	The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.	The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.	The Nations equity Funds’ overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.	The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds’ performance has been strong.

8.	A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.

Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14

26

sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.	The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees’ Fee and Performance Evaluation Process

13.	The Trustees’ evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.	An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

17.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this “hybrid” method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG’s expenses and profitability for each Fund.

19.	In 2007, CMG’s complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex’s profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

27

20.	CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution:

No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore,	the following data need not be provided:

1.	Adjusting total profitability data for Private Bank expenses

2.	Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)	Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)	Cost allocation methodology. CMG’s point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG’s part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)

Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to

28

any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)	Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)	Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund “Dashboard” volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Daily Cash Reserves.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

33

One Financial Center

Boston, MA 02111-2621

Columbia Daily Cash Reserves

Annual Report, March 31, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/10645-0309 (05/09) 09/79163

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below for fiscal year ended March 31, 2009 is disclosed for twenty-one series (which includes fees for one series that was re-domiciled into the registrant on May 2, 2008) of the registrant whose reports to stockholders are included in this annual filing.   Fee information for fiscal year ended March 31, 2008 also includes fees for three series that merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$547,400	$521,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2009 also include fees for the review of and provision of consent in connection with filing Form N-1A for one fund.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$96,600	$136,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended March 31, 2009 and March 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$102,400	$106,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2009 and March 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$886,800	$960,800

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

                Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

                The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2009 and March 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2009 and March 31, 2008 are approximately as follows:

2009	2008
$1,085,800	$1,203,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 27, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 27, 2009